UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07428

Voya Mutual Funds

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: October 31

Date of reporting period: November 1, 2017 to April 30, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
April 30, 2018
Classes A, C, I, O, P*, R, R6 and W
Global and International Funds
■
Voya Diversified Emerging Markets Debt Fund

■
Voya Global Bond Fund

■
Voya Global Equity Fund

■
Voya Global Perspectives® Fund

■
Voya Multi-Manager International Small Cap Fund

■
Voya Russia Fund

*Patent Pending
E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

The Passage of Time
Dear Shareholder,
For generations, Time magazine and its companion publications were nearly ubiquitous, a staple of newsstands and doctors’ offices. Time Inc. became a media giant; along with the major newspapers and TV news shows, it functioned as a primary source of information and opinion for many Americans. This year Time Inc. ceased operations, undone by changes in communications technology that had fragmented the audiences — and thus the advertising revenues — that once supported the mega-media outlets.
Many other industries face similar pressures as technology changes business models and resources shift from declining economic sectors to those that offer better returns. Entrepreneurs seeking to make money invent new products and services — those who succeed displace older businesses and alter the economy. According to the notion of “creative destruction,” this sort of churning is a constant feature of capitalistic economies and defines economic progress. While change may not deliver “the best of all possible worlds,”(1) it does keep economic systems dynamic, which creates investment opportunities.
In a connected global economy, opportunities can arise almost anywhere, which is why at Voya we believe in staying fully invested and globally diversified. Broad global diversification across continents, markets and asset classes remains important, in our view, for positioning your portfolio to benefit from potential opportunities. Because no one knows when opportunities will arise, we believe it makes sense to avoid the temptation to time market entries and exits. In our opinion, such considerations do not offer good reasons to consider changing one’s investment strategy.
Good reasons to change strategy might be changes in your investment goals or life situation. If your goals or needs have changed, thoroughly discuss these issues with your financial advisor before undertaking any alteration of your investment strategy.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
May 23, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)
Thanks to Dr. Pangloss for this suggestion.

Market Perspective: Six Months Ended April 30, 2018

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, were already up more than 15% in 2017, rising every month. A “buy-the-dip” mentality prevailed, in which any disappointment or setback was soon forgiven, leaving the Index to resume its advance. The narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, was intact. (The Index returned 3.40% for the six-months ended April 30, 2018, measured in U.S. dollars.)
But in February the spell was broken, and after 15 consecutive gains, the Index suffered its first monthly loss. Another loss followed in March, and for the first half of the fiscal year the Index managed a gain of just 2.37%.
The new fiscal year started with U.S. gross domestic product (“GDP”) having grown 3.16% annualized, in the third quarter of 2017. Tax reform progressed fitfully from the outline in October until the final product signed into law on December 22. For investors the key feature of tax reform was the reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends.
Nine days earlier the Federal Open Market Committee (“FOMC”) had raised the federal funds rate by 25bp (0.25%) from 1.25% to 1.50%, with three more increases projected for 2018. As the year ended, new unemployment claims were near a 44-year low and the unemployment rate was stable at 4.1%. Some commentators wondered whether a tax cut stimulus costing $1 trillion to an already strong economy near full employment, would require more than three increases, and how would markets react when this became evident.
Internationally, in the euro zone, evidence of economic recovery continued to accumulate in the first weeks of 2018, with GDP growth at 2.7% year-over-year and unemployment edging down to 8.6%, the lowest since December 2008. Purchasing managers’ indices, closely watched leading indicators of economic activity, reached multi-year highs early in 2018. But as the quarter wore on, these were starting to fade and the March readings were the lowest of the year.
China’s GDP grew 6.8% year-over-year in the fourth quarter of 2017, matching growth in the third, and contributing to 6.9% growth in 2017 as a whole over 2016. In Japan, GDP grew at 1.6% annualized in the fourth quarter of 2017 over the third, the eighth consecutive quarter of growth. However, wage and price inflation stayed stubbornly low.
Back in the U.S., economic reports had a moderate tone early in 2018. Mixed purchasing managers’ indices were accompanied by a mildly disappointing employment report showing 148,000 new jobs created, well below expectations, with net downward revisions to earlier months. Still, the three-month average was just above 200,000 and the unemployment rate was holding at 4.1%. GDP growth was initially recorded at 2.56% annualized in the fourth quarter of 2017.
Then in late January, Bloomberg reported that the Treasury would boost bond sales to cover a mounting budget deficit, now projected to reach $1.1 trillion by 2019. FOMC minutes were seen as hawkish. The February employment report showed the strongest wage growth since 2009. The Index was already falling. On March 21, the FOMC raised rates from 1.50% to 1.75% and in
April Treasury yields reached four-year highs, with wage and price inflation accelerating.
But by then investors had something else to worry about. On March 1, the White House announced tariffs of 25% on imported steel and 10% on imported aluminum, followed three weeks later by specific tariffs on Chinese imports. While the measures looked like bargaining chips, threats of retaliation were swift and the risks of a trade war to global growth, which had underpinned much of the rise in equity prices in recent years, were abundantly clear.
Having set a new record on January 26, the Index fell 7.27% by the end of March, with a 1.94% bounce back in April.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) fell 0.90% in the fiscal half-year. The Bloomberg Barclays U.S. Treasury Bond Index fell 1.81%, as the yield curve rose. Indices of riskier classes were mixed against Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index shed 2.48%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) only slipped 0.17%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 3.82% through April. The earnings per share of its constituent companies resumed double-digit growth in the fourth quarter of 2017, increasing 15.03% year-over-year. The consumer discretionary sector was the top performer, up 13.54%; utilities incurred the biggest loss, down 4.78%.
Despite rising U.S. Treasury yields, movements in currencies reflected a weaker dollar during the period. The dollar fell 3.58% against the euro, 3.50% against the pound and 3.91% against the yen. There was considerable commentary among experts on dollar weakness over the previous year. However, in April, dollar strength appeared to be returning.
International markets were all unnerved by February’s general upsurge in volatility and by the risk of a trade war referred to above. In addition, the fiscal boost in the U.S. probably improved that market’s relative attractiveness. MSCI Japan® Index added just 1.38% over the half-year, with sentiment also depressed by indications from the Bank of Japan that the end of monetary stimulus was in its sights. MSCI Europe ex UK® Index drifted down 1.41%. The strength of the euro worried investors as did the cooling of leading economic indicators. MSCI UK® Index edged up 2.09%, sentiment dampened by a slowing economy, uncertainty about Brexit, and the precarious position of the UK’s political leadership.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
Bloomberg Barclays U.S. Treasury 20+ Year Bond Index	Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value.
FTSE EPRA/NAREIT Developed Index	The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITs”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified Index	A liquid global benchmark for US-dollar corporate emerging market bonds. The CEMBI DIVERSIFIED limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI DIVERSIFIED results in well-distributed, balanced weightings for countries included in the index.
J.P. Morgan Emerging Markets Bond Index — Global Diversified Index	Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
J.P. Morgan Government Bond Index — Emerging Markets Global Diversified USD Index	A comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Weights of those countries in the index with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
MSCI All Country World IndexSM	A broad-based index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI EAFE® Small Cap Index	An equity index which captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

Benchmark Descriptions (continued)

Index	Description
MSCI Russia 10/40 Index	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russia Trading System Index	A capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.
S&P Developed ex-U.S. SmallCap Index	An float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Index	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

Portfolio Managers’ Report	Voya Diversified Emerging Markets Debt Fund

Target Allocations as of April 30, 2018 (percent of net assets)

Hard Currency	30%
Local Currency	35%
Corporates	35%
Portfolio holdings are subject to change daily.
Voya Diversified Emerging Markets Debt Fund (the “Fund”) seeks total return including capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in: (i) debt instruments of, or derivatives having economic characteristics similar to the debt instruments of, issuers in emerging market countries; or (ii) debt instruments that have principal denominated in emerging market currencies. Though the Fund may make direct investments in fixed-income and floating rate debt instruments of issuers in emerging market countries, it achieves its exposures primarily through investments in other Voya mutual funds (“Underlying Funds”). The Fund is managed by Brian Timberlake, Ph.D., CFA, Jean-Dominique Bütikofer, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended April 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.29% compared to a composite index, which is a blend of 1/3 J.P. Morgan Government Bond Index — Emerging Markets Global Diversified USD Index, 1/3 J.P. Morgan Emerging Markets Bond Index — Global Diversified Index, and 1/3 J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified Index (“Composite Index”), which returned 0.41% for the same period.
Portfolio Specifics: Gross of fees and expenses, the Fund outperformed its benchmark. Net of fees and expenses, the Fund underperformed its benchmark during a reporting period that saw continued strong growth momentum from emerging markets (“EM”) countries, albeit some of the momentum slowed late in the period. Higher commodity prices and an acceleration of capital flows, both via foreign direct investment and fund flows, helped support emerging markets debt (“EMD”) early in the period. However, despite strong fundamentals, EMD assets pulled back as broad market volatility returned and U.S. interest rates moved higher. This led to strength in the U.S. dollar and subsequent weakness in EM currencies during the latter half of the period.
The Fund maintained its bias towards EM local-currency bonds and rates for most of the period. Later in the period, however, it reduced this allocation in favor of EM corporate bonds and hard-currency sovereign bonds. EM local was the only sub-asset class to post positive returns for the period. As a result, it outperformed EM hard-currency bonds and EM corporate bonds. The Fund’s EM hard-currency sleeve outperformed its internal benchmark, while the EM local-currency and EM corporate sleeves underperformed their internal benchmarks.
Short “duration,” i.e., interest-rate risk, positioning in Mexico and long duration positioning in Poland and Indonesia; as well as an underweight to the Colombian peso, detracted from performance. By contrast, within local currency, long positions in the Malaysian ringgit, which rallied against the U.S. dollar, contributed to performance. The Fund’s long duration posture in Russian rates, where interest rates declined, also added value.
Within hard currency, overweight positions to Argentina, Indonesia and Mexico detracted from performance. By contrast, an underweight position to Venezuela, as well as security selection within Kazakhstan and Kenya, added value. Additionally, the Fund’s cash allocation helped dampen negative results.
Within the EM corporates, overweight positions in the Russian oil and gas, Brazilian and Chilean consumer and Russian Financials sectors detracted from results. By contrast, an underweight position to Asia was the main contributor to performance.
Current Outlook and Strategy: We believe growth within emerging markets will remain positive, though momentum is slowing. We believe that intra-EM trade may mitigate uncertainty as the U.S. and China face off over tariffs. We also believe that rising trade-war risk could dampen global commodity demand, though the supply discipline imposed by Chinese producers provides downside support. We believe solid eurozone growth and a more benign slowdown in China should support EMs and that country differentiation remains key, due to changing macro drivers, election-related risks and tighter financial conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Global Bond Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2018 (as a percentage of net assets)

United States	49.0%
Italy	7.6%
Cayman Islands	3.5%
United Kingdom	3.5%
Russia	3.1%
Brazil	3.1%
Mexico	2.8%
Indonesia	1.8%
Argentina	1.5%
Germany	1.0%
Countries between 0.1% – 1.0%^	12.1%
Assets in Excess of Other Liabilities*,*	11.0%
Net Assets	100.0%
* Includes short-term investments.
* Includes purchased options.
^ Includes 39 countries, which each represents 0.1% – 1.0% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Bond Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Mustafa Chowdhury, Ph.D., and Brian Timberlake, Ph.D., CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended April 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.31% compared to the Bloomberg Barclays Global Aggregate Index (“BBGA Index”), which returned 1.19% for the same period.
Portfolio Specifics: For the reporting period, the Fund posted positive returns and outperformed its benchmark. Bond markets around the globe delivered mixed results for the period. U.S. markets declined as the Federal Reserve Board (“Fed”) continued to raise short-term interest rates, and the passage of tax reform triggered reassessment of the United States’ potential growth. Meanwhile, non-U.S. bond markets broadly posted positive returns as the European Central Bank and the Bank of Japan kept their official rates low and continued to offer monetary stimulus through quantitative easing. During the period, the Fund’s defensive positioning in duration, i.e., exposure to interest-rate risk, benefited relative performance as rates rose. The Fund continued to benefit from its allocations to non-government sectors, particularly among U.S. securitized credit bonds, which drew support from continuing strength in the real estate sector. Allocations to corporate credit, including investment grade and high yield, detracted modestly from relative results for the reporting period. The Fund’s allocations to emerging market currencies detracted from relative performance; by contrast, currency positioning in developed markets had little impact on results. The U.S. dollar weakened early in the period but reversed course in April, strengthening against the euro and yen. Emerging market currencies suffered amid higher volatility and growing trade tensions.
The Fund used swaps, options and futures in conjunction with cash bonds for duration and yield curve management. It also used currency forward contracts, options and swaps for currency management and risk mitigation. These investment decisions, in total, had a positive
Top Ten Holdings as of April 30, 2018* (as a percentage of net assets)

Italy Buoni Poliennali Del Tesoro, 4.500%, 03/01/26	4.8%
Italy Buoni Poliennali Del Tesoro, 2.200%, 06/01/27	2.5%
United States Treasury Note, 2.875%, 04/30/25	1.8%
United Kingdom Gilt, 3.500%, 01/22/45	1.7%
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	1.5%
United States Treasury Note, 1.875%, 03/31/22	1.4%
Mexican Bonos, 6.500%, 06/10/21	1.2%
Russian Federal Bond - OFZ, 7.750%, 09/16/26	1.2%
Indonesia Treasury Bond, 10.250%, 07/15/22	1.1%
Bundesrepublik Deutschland Bundesanleihe, 2.500%, 08/15/46	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
impact on the Fund’s performance during the period.
Current Strategy and Outlook: The return of volatility has been the dominant headline since the beginning of the year. The shape of the yield curve has come into focus, and the market is beginning to question if we have moved close to the edge of an abyss. Not quite yet is our answer — cautious but not bearish has been our mantra for most of this year and several factors continue to support this view. For example, the move on the long end of the yield curve has been relatively stable, and inflation expectations, while higher, have not been overly aggressive.
Looking ahead, all eyes remain locked on the Fed’s tightening agenda. While the next two FOMC meetings will likely result in rate hikes, a third is less certain: the Fed’s aggressiveness is likely to moderate as it moves closer to a neutral policy rate. We believe it is equally (perhaps more) important to take stock of what is happening in the rest of the world. Real yields in Europe and Japan linger in or near negative territory. At this stage in the credit cycle, this leaves the European Central Bank and Bank of Japan dangerously close to running out of time and having little firepower to combat any growth headwinds.
From a positioning standpoint, avoiding downside velocity is our primary focus. As we evaluate industries, sectors and regions across the world, we are asking where are we likely to lose the most? Given the global monetary picture, we believe that the United States looks relatively attractive in this context, particularly floating-rate areas of securitized credit such asset-backed securities and collateralized loan obligations, which deliver attractive exposure to strong U.S. fundamentals. We are closely monitoring deficit levels in the U.S.; however, as too much Treasury issuance potentially could flatten the yield curve. Outside the U.S., our shift of focus in emerging markets to local-currency debt has proved beneficial. We will continue to monitor emerging market opportunities selectively against a backdrop of growing U.S. dollar strength.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Global Equity Fund

Geographic Diversification as of April 30, 2018 (as a percentage of net assets)

United States	55.3%
Japan	9.1%
United Kingdom	5.2%
Canada	4.3%
Germany	4.2%
Netherlands	4.0%
France	2.5%
Switzerland	2.3%
Australia	1.7%
Singapore	1.5%
Countries between 0.3% – 1.2%^	8.2%
Assets in Excess of Other Liabilities*	1.7%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 13 countries, which each represents 0.3% – 1.2% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Equity Fund* (the “Fund”) seeks long-term capital growth and current income. The Fund is managed by James Ying, CFA, Portfolio Manager, Steve Wetter, Kai Yee Wong and Vincent Costa, CFA, Portfolio Managers**, Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended April 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.52% compared to the MSCI All Country World IndexSM (“MSCI ACWI”)*** which returned 3.56% for the same period.
Portfolio Specifics(1): For the reporting period, the Fund underperformed the MSCI ACWI due to a combination of unfavorable stock selection and sector allocation. On the sector level, stock selection within the information technology and consumer staples sectors had the largest negative impact on performance. By contrast, stock selection was strongest within the consumer discretionary and financial sectors.
Among the largest individual detractors from performance were LIXIL Group Corp., Challenger Limited and SUEZ SA.
Within the industrials sector, an overweight position in Japanese manufacturer of building materials and housing equipment, LIXIL Group Corp., underperformed. The market reacted negatively to third quarter results, which resulted in a decline in business profits
Top Ten Holdings as of April 30, 2018 (as a percentage of net assets)

Apple, Inc.	1.6%
Johnson & Johnson	1.3%
Exxon Mobil Corp.	1.3%
Royal Dutch Shell PLC - Class A	1.3%
Cisco Systems, Inc.	1.2%
UnitedHealth Group, Inc.	1.2%
Intel Corp.	1.1%
Home Depot, Inc.	1.1%
Pfizer, Inc.	1.1%
Chevron Corp.	1.0%
Portfolio holdings are subject to change daily.
in the company’s domestic and overseas businesses.
An overweight position in Challenger Limited, an investment management firm headquartered in Sydney, Australia, underperformed. In the first half of 2018, the company reported results that were broadly in line. Normalized cash margins fell, however, due to declining investment yields and lower revenue margins from Japanese product sales.
Within the utilities sector, an overweight position in French water utilities company, SUEZ SA, underperformed. The company pre-released weaker than expected earnings numbers for fiscal year 2017 and 2018 driven by a combination of negative foreign currency impacts, tax changes in the United States, political uncertainty in Catalonia, slower growth from its international business and other one-off items.
Among the top individual contributors to performance were Tapestry, Inc., Amazon.com, Inc. and NetApp, Inc.
Within the consumer discretionary sector, an overweight position in Tapestry, Inc. outperformed. Tapestry is an American design house of modern luxury accessories and lifestyle collections. The company exceeded expectations for second quarter earnings per share, driven by better-than-expected same store sales at Coach, Inc. and Kate Spade New York. Additionally, Coach delivered its strongest comparable margin plan in several years due to brand improvements and increased mall traffic. We believe investors remain confident that the healthy backdrop combined with new product launches will set the company up for a solid fiscal year third-quarter execution.

Voya Global Equity Fund	Portfolio Managers’ Report

Within the consumer discretionary sector, an overweight position in online retail shopping services company, Amazon.com, Inc., outperformed. Shares of Amazon have benefited from a string of strong quarterly results driven by accelerating growth and margin expansion. We believe investors are confident that the company will experience healthy economic growth throughout 2018. In our opinion, they believe Amazon is positioned to benefit from continued growth of market share in eCommerce and in Amazon Web Services, as well as accelerated advertising revenues.
Within the information technology sector, an overweight position in NetApp, Inc. outperformed. The company reported strong fiscal second quarter 2018 results driven by broad regional support, solid execution and better-than-expected gross margins. Shares advanced following a well-received analyst day, where management raised long-term guidance and provided three-year targets above Wall Street expectations. We believe the company continues to gain share in All Flash products, reduce losses in legacy equipment and demonstrate discipline in managing expense growth.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors and regions. We believe that high quality, high dividend paying global equities will continue to be in demand by investors, who are searching for income and for funds with good downside capture, such as the Fund seeks to provide.

*
On March 15, 2018, the Fund’s Board of Trustees approved changes with respect to the Fund’s principal investment strategies, primary benchmark and portfolio managers.

**
Effective May 1, 2018, Martin Jansen, Christopher F. Corapi and Maya Venkatraman were removed as Portfolio Managers of the Fund and Steve Wetter and Kai Yee Wong were added as Portfolio Managers of the Fund.

***
Effective May 1, 2018, the Fund changed its primary benchmark from the MSCI ACWsm to the MSCI World IndexSM because the MSCI World IndexSM is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund now invests.

(1)
Beginning April 16, 2018 through the close of business on April 27, 2018, the Fund was in a transition period and may have held a large portion of the Fund’s assets in temporary investments.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Global Perspectives® Fund

Target Allocations as of April 30, 2018 (percent of net assets)

U.S. Large Cap Equities	10%
U.S. Mid Cap Equities	10%
U.S. Small Cap Equities	10%
Global Real Estate	10%
International Equities	10%
Emerging Market Equities	10%
U.S. Corporate	10%
U.S. Government Bonds	10%
Global Bonds	10%
U.S. High Yield Bonds	10%
Portfolio holdings are subject to change daily.
Voya Global Perspectives® Fund (the “Fund”) seeks total return. Under normal market conditions, Voya Investment Management Co. LLC (“Voya IM”), the sub-adviser, invests the assets of the Fund in a combination of underlying funds (“Underlying Funds”) that, in turn, invest directly in securities such as stocks and bonds. The Fund is managed by Douglas Coté, CFA, and Karyn Cavanaugh, CFA, Portfolio Managers, of Voya IM — the Sub-Adviser.
Approximately 60% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in equity securities and approximately 40% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in debt instruments. These approximate weights are referred to as “target allocations.” Depending upon the Fund’s rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the target allocations or defensive allocations will be made between quarterly allocation dates.
Performance: For the six-month period ended April 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.23% compared to the 1.46% return of the S&P Target Risk Growth Index and the 1.74% return of the Fund’s composite index (“Composite Index”).(1)
Portfolio Specifics: Our tactical signal, based on fundamentals, continues to indicate a positive outlook and was reflected in the Fund’s positioning, which held target allocations throughout the period. Absolute performance was positive for the period. Net of expenses, the Fund underperformed its benchmark, the S&P Target Risk Growth Index. Before the deduction of fees and expenses, the Fund’s returns were in-line with the S&P Target Risk Growth Index.
The Fund underperformed its Composite Index. The equity based underlying funds were the main source of underperformance. Within equities, Voya Multi-Manager Emerging Markets Fund and Voya Small Company Fund underperformed their respective sub-indices within the composite by more than 300bp each. By contrast, Voya Midcap Opportunities Fund was the top contributor, outperforming its sub-index within the composite by over 200bp.
The fixed income underlying funds outperformed their corresponding sub-indices within the composite over all. Voya GNMA Income Fund and Voya Global Bond Fund each added value worth more than 100bp. Voya High Yield Bond Fund was the weakest performer in fixed income, but only fell short of its composite sub-index by less than 50bp.
Current Outlook and Strategy: In our opinion, markets care more about economics than geo-politics, and good news abounds as fundamentals are accelerating in the United States and internationally. Yet we believe there is a distinct lack of euphoria in the markets, and we also believe the biggest risk for investors is missing the next leg of this rally. The new path forward is not without risks. In our view, political uncertainty and the imminent end of unconventional monetary policy will also increase volatility. In our opinion, investors should remain vigilant and maintain a disciplined and diversified approach to investing.

(1)
The Global Perspectives Fund Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of April 30, 2018, the index allocation was approximately: 10% of the S&P 500® Index, 10% of the S&P MidCap 400 Index, 10% of the S&P SmallCap 600® Index, 10% of the FTSE EPRA/NAREIT Developed Index, 10% of the MSCI EAFE® Index, 10% of the MSCI Emerging Markets IndexSM, 10% of the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index, 10% of the Bloomberg Barclays U.S. Treasury 20+ Year Bond Index, 10% of the Bloomberg Barclays Global Aggregate Index, and 10% of the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Multi-Manager International Small Cap Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2018 (as a percentage of net assets)

Japan	24.8%
United Kingdom	13.6%
Canada	7.9%
France	6.2%
Germany	5.7%
Italy	5.4%
Australia	4.5%
Switzerland	4.3%
South Korea	2.8%
Hong Kong	2.6%
Countries between 0.0% – 2.5%^	20.5%
Assets in Excess of Other Liabilities*	1.7%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 31 countries, which each represents 0.0% – 2.5% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Small Cap Fund (“International Small Cap” or the “Fund”) seeks maximum long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Acadian Asset Management LLC (“Acadian”), Victory Capital Management Inc. (“Victory Capital”), and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer, Brian K. Wolahan, CFA, Senior Vice President and Senior Portfolio Manager, and Brendan O. Bradley, Ph.D., Senior Vice President and Director of Portfolio Management, all Portfolio Managers of the Sleeve that is managed by Acadian; Daniel B. LeVan, CFA, Lead Portfolio Manager and Chief Investment Officer, and John W. Evers, CFA, Senior Portfolio Manager, of the Sleeve that is managed by Victory Capital; and Simon H. Thomas, Senior Managing Director and Equity Portfolio Manager, and Daniel Maguire, CFA, Senior Managing Director and Equity Portfolio Manager, of the Sleeve that is managed by Wellington.
Performance: For the six-month period ended April 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.32% compared to the S&P Developed ex-U.S. Small Cap Index and the MSCI EAFE® SmallCap Index, which returned 5.39% and 5.96%, respectively, for the same period.
Portfolio Specifics: Acadian Sleeve — The Sleeve underperformed the S&P Developed ex-U.S. Small Cap Index by approximately 325 basis points (3.25%) for the six-month period ending April 30, 2018. Negative active return from stock selection was further reduced by value lost from country allocations. With respect to stock selection, positions in Germany and Japan yielded the weakest results, driven by holdings in German
Top Ten Holdings as of April 30, 2018* (as a percentage of net assets)

Tecan Group AG	0.8%
Yuasa Trading Co., Ltd.	0.8%
UbiSoft Entertainment	0.7%
B&M European Value Retail SA	0.7%
West Fraser Timber Co., Ltd.	0.7%
Thanachart Capital PCL	0.6%
Dart Group PLC	0.6%
Kongsberg Gruppen ASA	0.6%
Subsea 7 SA	0.6%
Transcontinental, Inc.	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
medical equipment maker Dragerwerk and Japanese industrial machinery distributor Yuasa Trading. Stock selection in the U.K. and South Africa provided some offset, as positions in U.K.-based tour operator Dart Group and South African telecom provider Telkom proved successful. From a country allocation perspective, the Sleeve did not benefit from an emphasis on China and an underweight position in Korea. An overweight position in Switzerland and an opportunistic exposure to Indonesia helped mitigate this result. Sector allocations delivered positive results, due largely to an underweight position in consumer discretionary and an emphasis on health care.
Victory Capital Sleeve —  Net of fees and expenses, the Sleeve underperformed the S&P Developed ex-U.S. Small Cap Index for the six-month period ended April 30, 2018, by approximately 80 basis points (0.80%). Gross of fees and expenses, the Sleeve performed in-line with its benchmark for the reporting period. International Small Cap Equity markets rose during the period on strong corporate earnings and positive macroeconomic momentum. Overall security selection was positive. Stylistically, growth outperformed value stocks by a wide margin. Notable contributions were generated in the energy and real estate sectors. Beach Energy was the top contributor, rallying on the back of rising oil prices. The Australian oil and gas producer also delivered solid quarterly results and recently announced the acquisition of Lattice Energy, which triples the company’s reserves. A position in Open House boosted performance in the real estate sector. The Japanese real estate services company advanced following management’s improved outlook for growth in single family and condominium homes.
On the downside, the majority of the Sleeve’s detractors were centered in the information technology sector. The Sleeve was negatively impacted by a position in Dialog Semiconductor. The German supplier of power management chips to Apple dropped after a Nikkei report suggested the company’s products would be designed out in 2018. Following the article, the company said its business relationship with Apple was unchanged, but acknowledged Apple’s internal design capabilities as a potential long-term threat. Another weak holding was Duerr, which was the biggest performance detractor during the period. The German machinery company declined after issuing 2018 margin guidance, which implies pricing pressure on orders for its core paint application business.
Wellington Sleeve — The Sleeve underperformed the MSCI EAFE® SmallCap Index for the six month period ended April 30, 2018, by approximately 251 basis points (2.51%). Security selection and sector allocation, a result of our bottom-up security selection process, both detracted from relative performance during the period.

Portfolio Managers’ Report	Voya Multi-Manager International Small Cap Fund

Weak selection within the information technology, financials, and consumer staples sectors detracted most from relative returns. Stronger selection within the health care, industrials, and energy sectors partially offset negative returns. The Sleeve’s overweight allocation to the industrials sector along with its underweight to the real estate and consumer staples sectors also detracted. An overweight allocation to the health care sector, however, contributed positively to returns. From a regional perspective, negative security selection in Japan and Europe detracted from relative performance while the Sleeve’s overweight to Emerging Markets (led by China) yielded positive results.
The top detractors during the period included ams AG, an Austria-based integrated defense electronics company, Japan-based Toyo Tire and Rubber, a Japan-based manufacturer of rubber and chemical goods, and Alps Electric, a Japan-based manufacturer and seller of electric components. Top contributors to relative performance during the period included Beigene, a China-based biotech company, Kongsberg Grup, a Norway-based developer and manufacturer of aerospace and defense products, and Tox Free Solutions, an Australia-based provider of industrial and waste management services. Tox Free Solutions was eliminated from the Sleeve during the period.
Current Strategy and Outlook: Acadian Sleeve — Our approach emphasizes finding companies that we believe are attractively priced, have an improving outlook for earnings growth, strong operating and asset quality characteristics, and good momentum. We use a quantitative framework to trade off these characteristics and determine which companies are currently the best investments. We mostly emphasize stock selection, but also consider macroeconomic drivers and assess which regions and industries are most attractive. As of April 30, 2018, the Sleeve is overweight Canada, Norway, Hong Kong, and Italy. We also maintain opportunistic exposures to Taiwan, Thailand, and China. We are underweighting the U.K., Australia, Switzerland, and Japan. At the sector level, we are emphasizing information technology and materials and are underweight in consumer discretionary and consumer staples.
Victory Capital Sleeve — Despite the geopolitical headwinds facing markets, we believe global growth remains sound, led by strong corporate fundamentals. In our opinion, accommodative fiscal and monetary policy across major central banks continues to support earnings growth and improved balance sheets. Although Eurozone manufacturing PMI momentum has recently slowed, we believe economic growth remains robust relative to historical levels. Within Japan, domestic demand has spurred economic growth and as a result, GDP has increased for six straight quarters, its longest expansion in more than a decade. We believe opportunities for relative outperformance remain and we will continue to focus on stock selection while adhering to our strict country and sector risk controls.
Wellington Sleeve — Our investment process continues to prioritize intensive fundamental bottom-up research to select what we believe to be high quality stocks with strong balance sheets and good business models that are attractively valued relative to their global industry. Furthermore, we buy companies whose results we think will exceed consensus expectations over the next two to three years. We believe a disciplined approach to valuation and a quality orientation can offer the potential for better downside mitigation and overall performance over time.
The Sleeve ended the period with overweight exposure to the industrials, health care, and consumer discretionary sectors. The Sleeve was most underweight the real estate, information technology, and consumer staples sectors at the end of the period. Regionally, the Sleeve ended the period with overweight allocations to Emerging Markets (China and South Korea) and Japan, and an underweight allocation to Europe as well as Asia Pacific ex-Japan.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Russia Fund	Portfolio Managers’ Report

Sector Diversification as of April 30, 2018 (as a percentage of net assets)

Energy	38.6%
Financials	16.6%
Materials	11.5%
Information Technology	8.0%
Consumer Staples	7.6%
Telecommunication Services	5.5%
Utilities	4.3%
Industrials	2.1%
Real Estate	1.5%
Consumer Discretionary	1.1%
Assets in Excess of Other Liabilities*	3.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russia Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Renat Nadyukov and Ivo Luiten, CFA, Portfolio Managers, of NNIP Advisors B.V. (“NNIP Advisors”) — the Sub-Adviser.
Performance: For the six-month period ended April 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.67% compared to the Russia Trading System (“RTS”) Index and the MSCI Russia 10/40 Index, which returned 4.83% and 6.23%, respectively, for the same period.
Portfolio Specifics: During the reporting period, Russian equities appreciated; benefiting from increasing oil prices due to OPEC production cuts. Oil prices kept their momentum and exceeded $75 per barrel at the end of the period, supported by declining global inventories and potential U.S. sanctions against Iran. Russian assets experienced volatility as the local market sold off following the new round of U.S. sanctions, targeting Russian oligarchs and related companies. This was followed by an upswing in geopolitical tensions over Syria. President Putin was re-elected with more than 75% of the vote, setting the record for the highest vote percentage in post-Soviet Russian history. The Bank of Russia pursued its monetary easing by lowering its policy rate to 7.25%.
For the reporting period, the Fund underperformed the MSCI Russia 10/40 Index. Asset allocation drove the underperformance; stock selection contributed but did not fully offset the asset allocation drag. The Fund’s sector overweight allocation to the consumer staples and industrials sectors detracted the most from results, while an underweight allocation to the materials and information technology sectors contributed the most to results. Stock selection in the materials sector detracted the most from performance. By contrast, stock selection in the energy and financial sectors contributed to performance. The Fund’s allocation to cash contributed to performance during the period.
Top Ten Holdings as of April 30, 2018 (as a percentage of net assets)

Lukoil PJSC ADR	12.2%
Sberbank PAO ADR	10.6%
Novatek PJSC GDR	6.6%
Tatneft PJSC ADR	5.5%
PhosAgro OJSC GDR	4.3%
Tatneft	4.3%
Halyk Savings Bank of Kazakhstan JSC GDR	3.7%
Gazprom Neft JSC	3.6%
X5 Retail Group N.V. GDR	3.5%
Gazprom Neft PJSC ADR	3.3%
Portfolio holdings are subject to change daily.
The Fund continued to invest in companies with good standards of corporate governance that we believed were well positioned to benefit from stable demand for Russian exports. Concurrently, we maintained our exposure to carefully selected domestic consumption-driven companies that we believed are better positioned to benefit from future economic recovery.
Current Outlook and Strategy: We believe the outlook for Russian equities is dominated by geopolitical risks, global interest rate policies and commodity prices. We believe geopolitical risks will rise following the new round of sanctions and a rather fluid situation in the Middle East. The latest round of U.S. sanctions against the secondary debt and equity of designated Russian companies is damaging, in our view. We believe they will most likely have a negative impact on Russian risk premia. Nevertheless, Russian equities screen particularly well among major emerging market economies on sensitivity to slowing global trade, rising U.S. yields and high energy prices, the three major global issues currently at the forefront of market concerns. Despite potential short-term volatility spikes, we believe that Russian equities could continue to do well in 2018 supported by higher oil prices, a conservative monetary policy and a benign domestic macro environment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 to April 30, 2018. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2018*	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2018*
Voya Diversified Emerging Markets Debt Fund**
Class A	$1,000.00	$1,002.90	1.14%	$5.66	$1,000.00	$1,019.14	1.14%	$5.71
Class C	1,000.00	998.40	1.89	9.36	1,000.00	1,015.42	1.89	9.44
Class I	1,000.00	1,004.00	0.84	4.17	1,000.00	1,020.63	0.84	4.21
Class W	1,000.00	1,004.90	0.89	4.42	1,000.00	1,020.38	0.89	4.46
Voya Global Bond Fund
Class A	$1,000.00	$1,023.10	0.90%	$4.51	$1,000.00	$1,020.33	0.90%	$4.51
Class C	1,000.00	1,019.30	1.65	8.26	1,000.00	1,016.61	1.65	8.25
Class I	1,000.00	1,024.60	0.65	3.26	1,000.00	1,021.57	0.65	3.26
Class O	1,000.00	1,023.10	0.90	4.51	1,000.00	1,020.33	0.90	4.51
Class P	1,000.00	1,027.10	0.15	0.75	1,000.00	1,024.05	0.15	0.75
Class R	1,000.00	1,021.90	1.15	5.77	1,000.00	1,019.09	1.15	5.76
Class R6	1,000.00	1,024.70	0.65	3.26	1,000.00	1,021.57	0.65	3.26
Class W	1,000.00	1,024.40	0.65	3.26	1,000.00	1,021.57	0.65	3.26

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2018*	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2018*
Voya Global Equity Fund
Class A	$1,000.00	$1,015.20	1.35%	$6.75	$1,000.00	$1,018.10	1.35%	$6.76
Class C	1,000.00	1,011.10	2.10	10.47	1,000.00	1,014.38	2.10	10.49
Class I	1,000.00	1,016.40	1.10	5.50	1,000.00	1,019.34	1.10	5.51
Class W	1,000.00	1,016.20	1.10	5.50	1,000.00	1,019.34	1.10	5.51
Voya Global Perspectives® Fund**
Class A	$1,000.00	$1,012.30	0.48%	$2.39	$1,000.00	$1,022.41	0.48%	$2.41
Class C	1,000.00	1,009.60	1.23	6.13	1,000.00	1,018.70	1.23	6.16
Class I	1,000.00	1,014.00	0.23	1.15	1,000.00	1,023.65	0.23	1.15
Class R	1,000.00	1,011.80	0.73	3.64	1,000.00	1,021.17	0.73	3.66
Class W	1,000.00	1,014.80	0.23	1.15	1,000.00	1,023.65	0.23	1.15
Voya Multi-Manager International Small Cap Fund
Class A	$1,000.00	$1,033.20	1.61%	$8.12	$1,000.00	$1,016.81	1.61%	$8.05
Class C	1,000.00	1,029.60	2.29	11.52	1,000.00	1,013.44	2.29	11.43
Class I	1,000.00	1,035.10	1.22	6.16	1,000.00	1,018.74	1.22	6.11
Class O	1,000.00	1,033.50	1.54	7.76	1,000.00	1,017.16	1.54	7.70
Class W	1,000.00	1,034.70	1.29	6.51	1,000.00	1,018.40	1.29	6.46
Voya Russia Fund
Class A	$1,000.00	$1,046.70	2.00%	$10.15	$1,000.00	$1,014.88	2.00%	$9.99
Class I	1,000.00	1,047.10	1.75	8.88	1,000.00	1,016.12	1.75	8.75
Class W	1,000.00	1,047.00	1.75	8.88	1,000.00	1,016.12	1.75	8.75

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

**
The annualized expense ratios do not include expenses of underlying funds.

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2018 (Unaudited)

	Voya Diversified Emerging Markets Debt Fund	Voya Global Bond Fund	Voya Global Equity Fund	Voya Global Perspectives® Fund
ASSETS:
Investments in securities at fair value+*	$—	$243,489,440	$268,804,248	$—
Investments in affiliated underlying funds at fair value**	19,968,155	—	—	54,197,781
Short-term investments at fair value***	206,000	28,781,996	96,620	—
Cash	9,857	19,297	—	—
Cash collateral for futures	—	1,204,544	—	—
Cash pledged for centrally cleared swaps (Note 2)	—	3,689,000	—	—
Cash pledged as collateral for OTC derivatives (Note 2)	—	4,920,000	—	—
Foreign currencies at value****	—	766,342	—	—
Foreign cash collateral for futures*****	—	163,667	—	—
Receivables:
Investment securities sold	—	1,812,979	628,831	—
Fund shares sold	5,614	457,920	35,815	46,853
Dividends	82,356	13,599	540,544	73,305
Interest	—	2,624,276	450	—
Foreign tax reclaims	—	—	238,162	—
Transition Costs (Note 7)	—	—	295,770	—
Unrealized appreciation on forward foreign currency contracts	206	1,367,750	—	—
Unrealized appreciation on forward premium swaptions	—	318,284	—	—
Variation margin receivable on centrally cleared swaps	—	60,735	—	—
Prepaid expenses	32,143	83,637	37,422	52,427
Reimbursement due from manager	22,821	21,156	73,724	10,887
Other assets	223	15,166	67,508	799
Total assets	20,327,375	289,809,788	270,819,094	54,382,052
LIABILITIES:
Income distribution payable	—	44,097	—	—
Payable for investment securities purchased	—	2,097,162	—	—
Payable for investments in affiliated underlying funds purchased	82,113	—	—	112,489
Payable for fund shares redeemed	—	4,040,307	248,876	3,805
Payable upon receipt of securities loaned	—	2,280,391	—	—
Unrealized depreciation on forward foreign currency contracts	72	3,848,614	—	—
Unrealized depreciation on forward premium swaptions	—	227,611	—	—
Cash received as collateral for OTC derivatives (Note 2)	—	1,021,000	—	—
Payable for investment management fees	13,359	120,161	212,185	8,965
Payable for distribution and shareholder service fees	288	26,884	82,434	17,004
Payable to custodian due to foreign currency overdraft******	—	—	171,207	—
Payable to trustees under the deferred compensation plan (Note 7)	223	15,166	67,508	799
Payable for trustee fees	108	1,311	1,419	251
Other accrued expenses and liabilities	8,164	143,095	431,159	23,665
Written options, at fair value^	—	3,449,014	—	—
Total liabilities	104,327	17,314,813	1,214,788	166,978
NET ASSETS	$20,223,048	$272,494,975	$269,604,306	$54,215,074
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$19,777,053	$268,257,631	$323,965,072	$51,378,977
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	276,877	(1,566,351)	730,872	(283,364)
Accumulated net realized gain (loss)	197,688	2,560,519	(55,633,893)	1,487,672
Net unrealized appreciation (depreciation)	(28,570)	3,243,176	542,255	1,631,789
NET ASSETS	$20,223,048	$272,494,975	$269,604,306	$54,215,074
+ Including securities loaned at value	$—	$2,226,187	$—	$—
* Cost of investments in securities	$—	$245,062,323	$268,259,656	$—
** Cost of investments in affiliated underlying funds	$19,996,860	$—	$—	$52,565,992
*** Cost of short-term investments	$206,000	$28,783,023	$96,620	$—
**** Cost of foreign currencies	$—	$229,519	$—	$—
***** Cost of foreign cash collateral for futures	$—	$163,667	$—	$—
****** Cost of foreign currency overdraft	$—	$—	$170,815	$—
^ Premiums received on written options	$—	$4,566,082	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2018 (Unaudited) (continued)

	Voya Diversified Emerging Markets Debt Fund	Voya Global Bond Fund	Voya Global Equity Fund	Voya Global Perspectives® Fund
Class A
Net assets	$1,457,001	$46,823,351	$178,417,562	$7,691,921
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	154,093	4,700,596	5,012,133	667,438
Net asset value and redemption price per share†	$9.46	$9.96	$35.60	$11.52
Maximum offering price per share (5.75%)(1)	$9.70(2)	$10.22(2)	$37.77	$12.22
Class C
Net assets	$23,544	$16,236,978	$54,949,716	$5,741,437
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,526	1,639,775	1,659,004	504,292
Net asset value and redemption price per share†	$9.32	$9.90	$33.12	$11.39
Class I
Net assets	$18,721,854	$52,750,835	$33,212,015	$2,692,101
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,971,609	5,322,169	924,153	233,133
Net asset value and redemption price per share	$9.50	$9.91	$35.94	$11.55
Class O
Net assets	n/a	$2,299,669	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	236,102	n/a	n/a
Net asset value and redemption price per share	n/a	$9.74	n/a	n/a
Class P
Net assets	n/a	$105,759	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	10,598	n/a	n/a
Net asset value and redemption price per share	n/a	$9.98	n/a	n/a
Class R
Net assets	n/a	$6,854,616	n/a	$25,505,943
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$—	n/a	$—
Shares outstanding	n/a	689,963	n/a	2,221,389
Net asset value and redemption price per share	n/a	$9.93	n/a	$11.48
Class R6
Net assets	n/a	$77,663,058	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	7,812,040	n/a	n/a
Net asset value and redemption price per share	n/a	$9.94	n/a	n/a
Class W
Net assets	$20,649	$69,760,709	$3,025,013	$12,583,672
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,177	7,169,171	84,239	1,088,029
Net asset value and redemption price per share	$9.49	$9.73	$35.91	$11.57

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

(2)
Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2018 (Unaudited)

	Voya Multi- Manager International Small Cap Fund	Voya Russia Fund
ASSETS:
Investments in securities at fair value+*	$210,292,516	$78,832,676
Short-term investments at fair value**	5,528,733	1,014,529
Foreign currencies at value***	392,642	494
Receivables:
Investment securities sold	668,233	1,825,120
Fund shares sold	72,921	17,511
Dividends	878,001	182,675
Interest	2,369	—
Foreign tax reclaims	175,816	—
Unrealized appreciation on forward foreign currency contracts	130	—
Prepaid expenses	86,562	19,852
Reimbursement due from manager	26,670	8,703
Other assets	15,685	12,174
Total assets	218,140,278	81,913,734
LIABILITIES:
Payable for investment securities purchased	929,992	—
Payable for fund shares redeemed	50,650	123,259
Payable upon receipt of securities loaned	3,484,965	—
Unrealized depreciation on forward foreign currency contracts	614	—
Payable for investment management fees	196,100	93,243
Payable for distribution and shareholder service fees	24,148	16,249
Payable to trustees under the deferred compensation plan (Note 7)	15,685	12,174
Payable for trustee fees	1,094	453
Other accrued expenses and liabilities	266,638	207,891
Total liabilities	4,969,886	453,269
NET ASSETS	$213,170,392	$81,460,465
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$166,986,461	$84,546,694
Distributions in excess of net investment income or accumulated net investment loss	(71,896)	(1,197,868)
Accumulated net realized gain (loss)	7,500,361	(24,703,997)
Net unrealized appreciation	38,755,466	22,815,636
NET ASSETS	$213,170,392	$81,460,465
+ Including securities loaned at value	$3,217,360	$—
* Cost of investments in securities	$171,519,823	$56,016,977
** Cost of short-term investments	$5,528,733	$1,014,529
*** Cost of foreign currencies	$397,232	$556
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2018 (Unaudited) (continued)

	Voya Multi- Manager International Small Cap Fund	Voya Russia Fund
Class A
Net assets	$63,790,029	$77,249,061
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	988,886	2,587,291
Net asset value and redemption price per share†	$64.51	$29.86
Maximum offering price per share (5.75%)(1)	$68.45	$31.68
Class C
Net assets	$12,390,972	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	206,712	n/a
Net asset value and redemption price per share	$59.94	n/a
Class I
Net assets	$96,141,287	$3,830,332
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	1,494,869	127,862
Net asset value and redemption price per share	$64.31	$29.96
Class O
Net assets	$2,959,733	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	46,483	n/a
Net asset value and redemption price per share	$63.67	n/a
Class W
Net assets	$37,888,371	$381,072
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	488,388	12,745
Net asset value and redemption price per share	$77.58	$29.90

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended April 30, 2018 (Unaudited)

	Voya Diversified Emerging Markets Debt Fund	Voya Global Bond Fund	Voya Global Equity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$50,985	$3,312,967
Interest, net of foreign taxes withheld*	1,274	5,149,288	4,379
Dividends from affiliated underlying funds	516,723	—	—
Dividends from unaffiliated underlying funds	1,620	—	—
Securities lending income, net	—	8,399	33,431
Transition Costs (Note 7)	—	—	295,770
Total investment income	519,617	5,208,672	3,646,547
EXPENSES:
Investment management fees	85,939	649,835	1,336,298
Distribution and shareholder service fees:
Class A	436	45,400	232,079
Class C	118	82,630	286,998
Class O	—	2,891	—
Class R	—	16,925	—
Transfer agent fees:
Class A	660	24,902	204,059
Class C	45	11,331	63,094
Class I	7,419	13,379	22,894
Class O	—	1,586	—
Class P	—	16	—
Class R	—	4,643	—
Class R6	—	165	—
Class W	44	46,957	3,658
Shareholder reporting expense	362	20,600	27,677
Registration fees	36,180	47,469	32,194
Professional fees	7,783	40,843	39,991
Custody and accounting expense	6,806	70,590	33,468
Trustee fees	433	5,242	5,673
Information statement costs (Note 7)	—	—	41,000
Miscellaneous expense	9,182	12,281	11,189
Interest expense	266	2,362	106
Total expenses	155,673	1,100,047	2,340,378
Waived and reimbursed fees	(64,380)	(103,196)	(270,958)
Net expenses	91,293	996,851	2,069,420
Net investment income	428,324	4,211,821	1,577,127
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	—	2,440,449	56,805,814
Sale of affiliated underlying funds	204,213	—	—
Sale of unaffiliated underlying funds	75,583	—	—
Forward foreign currency contracts	(3,249)	3,731,396	3,028
Foreign currency related transactions	36	1,051,518	286,799
Futures	—	(45,446)	465,416
Swaps	—	2,075,829	—
Written options	—	(4,462,338)	—
Net realized gain	276,583	4,791,408	57,561,057
Net change in unrealized appreciation (depreciation) on:
Investments	—	(5,319,133)	(54,540,638)
Affiliated underlying funds	(562,893)	—	—
Forward foreign currency contracts	2,567	(1,318,298)	(1,427)
Foreign currency related transactions	—	211,777	(45,282)
Futures	—	397,191	(197,578)
Swaps	—	1,810,512	—
Written options	—	898,569	—
Net change in unrealized appreciation (depreciation)	(560,326)	(3,319,382)	(54,784,925)
Net realized and unrealized gain (loss)	(283,743)	1,472,026	2,776,132
Increase in net assets resulting from operations	$144,581	$5,683,847	$4,353,259
* Foreign taxes withheld	$—	$15,139	$295,523
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended April 30, 2018 (Unaudited)

	Voya Global Perspectives® Fund	Voya Multi- Manager International Small Cap Fund	Voya Russia Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$2,190,539	$1,087,631
Interest, net of foreign taxes withheld*	—	2,971	—
Dividends from affiliated underlying funds	880,037	—	—
Securities lending income, net	—	60,372	98
Total investment income	880,037	2,253,882	1,087,729
EXPENSES:
Investment management fees	49,822	1,193,957	607,050
Distribution and shareholder service fees:
Class A	10,101	101,571	104,146
Class C	29,388	62,961	—
Class O	—	3,696	—
Class R	62,551	—	—
Transfer agent fees:
Class A	1,764	32,136	104,179
Class C	1,284	6,304	—
Class I	611	19,170	4,712
Class O	—	1,480	—
Class R	5,465	—	—
Class W	1,876	27,344	673
Shareholder reporting expense	2,302	13,394	10,481
Registration fees	34,746	40,568	23,941
Professional fees	11,041	44,437	15,226
Custody and accounting expense	1,539	209,274	75,202
Trustee fees	1,005	4,378	1,814
Miscellaneous expense	6,201	9,526	4,676
Interest expense	3	152	1,001
Total expenses	219,699	1,770,348	953,101
Waived and reimbursed fees	(59,930)	(227,625)	(60,068)
Brokerage commission recapture	—	(2,026)	—
Net expenses	159,769	1,540,697	893,033
Net investment income	720,268	713,185	194,696
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	—	8,153,082	7,051,260
Sale of affiliated underlying funds	287,908	—	—
Capital gain distributions from affiliated underlying funds	1,845,926	—	—
Forward foreign currency contracts	—	(1,336)	—
Foreign currency related transactions	—	10,945	3,421
Net realized gain	2,133,834	8,162,691	7,054,681
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	—	(1,619,467)	(2,982,834)
Affiliated underlying funds	(2,413,506)	—	—
Forward foreign currency contracts	—	(1,155)	—
Foreign currency related transactions	—	(5,650)	571
Net change in unrealized appreciation (depreciation)	(2,413,506)	(1,626,272)	(2,982,263)
Net realized and unrealized gain (loss)	(279,672)	6,536,419	4,072,418
Increase in net assets resulting from operations	$440,596	$7,249,604	$4,267,114
* Foreign taxes withheld	$—	$236,728	$136,312
^ Foreign taxes on sale of Indian investments	$—	$730	$—
# Foreign taxes accrued on Indian investments	$—	$8,604	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Diversified Emerging Markets Debt Fund		Voya Global Bond Fund
	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Six Months Ended April 30, 2018	Year Ended October 31, 2017
FROM OPERATIONS:
Net investment income	$428,324	$651,778	$4,211,821	$9,778,296
Net realized gain (loss)	276,583	(1,517)	4,791,408	(4,331,158)
Net change in unrealized appreciation (depreciation)	(560,326)	357,561	(3,319,382)	8,562,887
Increase in net assets resulting from operations	144,581	1,007,822	5,683,847	14,010,025
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(4,600)	(845)	(757,547)	(1,284,601)
Class B(1)	—	—	—	(595)
Class C	(511)	(258)	(285,688)	(508,039)
Class I	(705,665)	(290,926)	(1,164,911)	(2,466,641)
Class O	—	—	(48,638)	(79,646)
Class P	—	—	(2,645)	(4,221)
Class R	—	—	(133,947)	(197,734)
Class R6	—	—	(1,736,492)	(4,508,342)
Class W	(800)	(326)	(1,525,232)	(2,401,104)
Return of capital:
Class A	—	—	—	(466,822)
Class B(1)	—	—	—	(367)
Class C	—	—	—	(209,358)
Class I	—	—	—	(942,265)
Class O	—	—	—	(26,935)
Class P	—	—	—	(1,215)
Class R	—	—	—	(66,472)
Class R6	—	—	—	(1,950,072)
Class W	—	—	—	(1,016,163)
Total distributions	(711,576)	(292,355)	(5,655,100)	(16,130,592)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,897,347	4,990,183	69,067,166	74,462,456
Reinvestment of distributions	711,576	292,355	5,348,769	15,076,407
	3,608,923	5,282,538	74,415,935	89,538,863
Cost of shares redeemed	(5,586,097)	(909,996)	(58,857,514)	(264,929,153)
Net increase (decrease) in net assets resulting from capital share transactions	(1,977,174)	4,372,542	15,558,421	(175,390,290)
Net increase (decrease) in net assets	(2,544,169)	5,088,009	15,587,168	(177,510,857)
NET ASSETS:
Beginning of year or period	22,767,217	17,679,208	256,907,807	434,418,664
End of year or period	$20,223,048	$22,767,217	$272,494,975	$256,907,807
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$276,877	$560,129	$(1,566,351)	$(123,072)

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Global Equity Fund		Voya Global Perspectives® Fund
	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Six Months Ended April 30, 2018	Year Ended October 31, 2017
FROM OPERATIONS:
Net investment income	$1,577,127	$4,564,042	$720,268	$754,281
Net realized gain	57,561,057	13,755,724	2,133,834	371,682
Net change in unrealized appreciation (depreciation)	(54,784,925)	41,303,798	(2,413,506)	3,647,081
Increase in net assets resulting from operations	4,353,259	59,623,564	440,596	4,773,044
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(3,550,148)	(2,304,956)	(253,314)	(179,095)
Class B(1)	—	(2,387)	—	—
Class C	(675,246)	(496,431)	(145,428)	(85,115)
Class I	(737,567)	(501,029)	(72,034)	(22,691)
Class R	—	—	(714,691)	(433,578)
Class W	(71,547)	(48,270)	(169,616)	(93,155)
Net realized gains:
Class A	—	—	(46,652)	(49,288)
Class C	—	—	(34,587)	(33,762)
Class I	—	—	(12,247)	(5,528)
Class R	—	—	(141,818)	(132,339)
Class W	—	—	(28,918)	(23,021)
Total distributions	(5,034,508)	(3,353,073)	(1,619,305)	(1,057,572)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,809,775	28,885,791	13,168,725	8,025,237
Reinvestment of distributions	4,118,883	2,774,237	1,596,862	1,046,553
	9,928,658	31,660,028	14,765,587	9,071,790
Cost of shares redeemed	(25,240,557)	(79,143,695)	(4,049,031)	(7,838,330)
Net increase (decrease) in net assets resulting from capital share transactions	(15,311,899)	(47,483,667)	10,716,556	1,233,460
Net increase (decrease) in net assets	(15,993,148)	8,786,824	9,537,847	4,948,932
NET ASSETS:
Beginning of year or period	285,597,454	276,810,630	44,677,227	39,728,295
End of year or period	$269,604,306	$285,597,454	$54,215,074	$44,677,227
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$730,872	$4,188,253	$(283,364)	$351,451

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Multi-Manager International Small Cap Fund		Voya Russia Fund
	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Six Months Ended April 30, 2018	Year Ended October 31, 2017
FROM OPERATIONS:
Net investment income	$713,185	$1,512,602	$194,696	$2,006,685
Net realized gain	8,162,691	20,986,559	7,054,681	4,381,075
Net change in unrealized appreciation (depreciation)	(1,626,272)	33,566,162	(2,982,263)	10,479,784
Increase in net assets resulting from operations	7,249,604	56,065,323	4,267,114	16,867,544
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(562,656)	(324,922)	(2,141,437)	(1,350,569)
Class C	(15,607)	—	—	—
Class I	(1,040,110)	(1,033,872)	(191,534)	(103,823)
Class O	(30,252)	(16,423)	—	—
Class W	(607,003)	(383,909)	(15,063)	(4,405)
Total distributions	(2,255,628)	(1,759,126)	(2,348,034)	(1,458,797)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	41,472,257	32,528,339	2,253,813	12,650,127
Reinvestment of distributions	2,039,974	1,648,497	2,136,038	1,334,344
	43,512,231	34,176,836	4,389,851	13,984,471
Redemption fee proceeds (Note 4)	—	—	44,286	71,180
Cost of shares redeemed	(49,046,389)	(102,599,568)	(11,733,600)	(22,158,715)
Net decrease in net assets resulting from capital share transactions	(5,534,158)	(68,422,732)	(7,299,463)	(8,103,064)
Net increase (decrease) in net assets	(540,182)	(14,116,535)	(5,380,383)	7,305,683
NET ASSETS:
Beginning of year or period	213,710,574	227,827,109	86,840,848	79,535,165
End of year or period	$213,170,392	$213,710,574	$81,460,465	$86,840,848
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(71,896)	$1,470,547	$(1,197,868)	$955,470
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Diversified Emerging Markets Debt Fund(4)
Class A
04-30-18	9.72	0.18•	(0.15)	0.03	0.29	—	—	0.29	—	9.46	0.29	2.00	1.14	1.14	3.83	1,457	45
10-31-17	9.42	0.29•	0.15	0.44	0.14	—	—	0.14	—	9.72	4.78	1.77	1.14	1.14	3.03	128	12
10-31-16	9.17	0.21•	0.46	0.67	0.42	—	—	0.42	—	9.42	7.72	2.74	1.15	1.15	2.26	47	2
10-31-15	9.72	0.33•	(0.52)	(0.19)	0.36	—	—	0.36	—	9.17	(1.95)	8.46	1.15	1.15	3.52	19	74
10-31-14	9.67	0.30	0.21	0.51	0.46	—	—	0.46	—	9.72	5.57	10.22	1.11	1.11	3.09	38	67
11-02-12(5) - 10-31-13	10.00	0.26•	(0.51)	(0.25)	0.08	—	—	0.08	—	9.67	(2.50)	19.03	1.11	1.11	2.64	11	75
Class C
04-30-18	9.54	0.14•	(0.15)	(0.01)	0.21	—	—	0.21	—	9.32	(0.16)	2.75	1.89	1.89	2.96	24	45
10-31-17	9.28	0.21•	0.16	0.37	0.11	—	—	0.11	—	9.54	4.07	2.52	1.89	1.89	2.25	23	12
10-31-16	9.06	0.11	0.48	0.59	0.37	—	—	0.37	—	9.28	6.94	3.49	1.90	1.90	1.36	11	2
10-31-15	9.66	0.23•	(0.48)	(0.25)	0.35	—	—	0.35	—	9.06	(2.57)	9.21	1.90	1.90	2.49	10	74
10-31-14	9.61	0.24	0.19	0.43	0.38	—	—	0.38	—	9.66	4.73	10.97	1.86	1.86	2.45	3	67
11-02-12(5) - 10-31-13	10.00	0.21•	(0.53)	(0.32)	0.07	—	—	0.07	—	9.61	(3.21)	19.78	1.86	1.86	2.16	3	75
Class I
04-30-18	9.76	0.19•	(0.15)	0.04	0.30	—	—	0.30	—	9.50	0.40	1.44	0.84	0.84	3.99	18,722	45
10-31-17	9.44	0.31•	0.16	0.47	0.15	—	—	0.15	—	9.76	5.14	1.42	0.84	0.84	3.30	22,595	12
10-31-16	9.21	0.29•	0.41	0.70	0.47	—	—	0.47	—	9.44	8.14	2.25	0.85	0.85	3.17	17,615	2
10-31-15	9.76	0.35	(0.51)	(0.16)	0.39	—	—	0.39	—	9.21	(1.61)	8.07	0.85	0.85	3.67	1,009	74
10-31-14	9.70	0.34	0.19	0.53	0.47	—	—	0.47	—	9.76	5.76	9.77	0.81	0.81	3.50	1,026	67
11-02-12(5) - 10-31-13	10.00	0.32	(0.53)	(0.21)	0.09	—	—	0.09	—	9.70	(2.15)	18.32	0.81	0.81	3.26	969	75
Class W
04-30-18	9.74	0.19•	(0.14)	0.05	0.30	—	—	0.30	—	9.49	0.49	1.75	0.89	0.89	3.95	21	45
10-31-17	9.43	0.31•	0.15	0.46	0.15	—	—	0.15	—	9.74	5.07	1.52	0.89	0.89	3.25	21	12
10-31-16	9.21	0.23•	0.46	0.69	0.47	—	—	0.47	—	9.43	7.99	2.49	0.90	0.90	2.50	6	2
10-31-15	9.76	0.35	(0.51)	(0.16)	0.39	—	—	0.39	—	9.21	(1.64)	8.21	0.90	0.90	3.66	3	74
10-31-14	9.69	0.34	0.19	0.53	0.46	—	—	0.46	—	9.76	5.79	9.97	0.86	0.86	3.45	3	67
11-02-12(5) - 10-31-13	10.00	0.31	(0.53)	(0.22)	0.09	—	—	0.09	—	9.69	(2.26)	18.78	0.86	0.86	3.21	3	75
Voya Global Bond Fund
Class A
04-30-18	9.94	0.15•	0.08	0.23	0.21	—	—	0.21	—	9.96	2.31	1.04	0.90	0.90	3.09	46,823	48
10-31-17	9.88	0.28•	0.23	0.51	0.34	—	0.11	0.45	—	9.94	5.37	1.02	0.90	0.90	2.90	32,570	153
10-31-16	9.75	0.23•	0.32	0.55	0.17	0.07	0.18	0.42	—	9.88	5.72	0.98	0.90	0.90	2.31	43,467	256
10-31-15	10.76	0.29•	(0.88)	(0.59)	0.04	—	0.38	0.42	—	9.75	(5.58)	0.98	0.90	0.90	2.80	60,274	396
10-31-14	10.99	0.39•	(0.20)	0.19	—	—	0.42	0.42	—	10.76	1.72	0.98	0.90	0.90	3.58	87,055	508
10-31-13	11.63	0.36•	(0.56)	(0.20)	0.06	—	0.38	0.44	—	10.99	(1.70)	0.94	0.91	0.91	3.17	122,549	557
Class C
04-30-18	9.88	0.12•	0.07	0.19	0.17	—	—	0.17	—	9.90	1.93	1.79	1.65	1.65	2.36	16,237	48
10-31-17	9.82	0.21•	0.22	0.43	0.27	—	0.10	0.37	—	9.88	4.53	1.77	1.65	1.65	2.14	17,015	153
10-31-16	9.69	0.15•	0.32	0.47	0.11	0.07	0.16	0.34	—	9.82	4.96	1.73	1.65	1.65	1.55	22,136	256
10-31-15	10.70	0.21•	(0.88)	(0.67)	0.02	—	0.32	0.34	—	9.69	(6.32)	1.73	1.65	1.65	2.04	28,336	396
10-31-14	10.92	0.31•	(0.19)	0.12	—	—	0.34	0.34	—	10.70	1.04	1.73	1.65	1.65	2.81	43,740	508
10-31-13	11.56	0.27•	(0.55)	(0.28)	0.04	—	0.32	0.36	—	10.92	(2.45)	1.69	1.66	1.66	2.42	68,554	557
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Bond Fund (continued)
Class I
04-30-18	9.89	0.17•	0.07	0.24	0.22	—	—	0.22	—	9.91	2.46	0.71	0.65	0.65	3.36	52,751	48
10-31-17	9.84	0.30•	0.24	0.54	0.37	—	0.12	0.49	—	9.89	5.59	0.68	0.65	0.65	3.08	53,004	153
10-31-16	9.71	0.25•	0.33	0.58	0.19	0.07	0.19	0.45	—	9.84	6.06	0.61	0.61	0.61	2.58	84,141	256
10-31-15	10.72	0.31•	(0.87)	(0.56)	0.05	—	0.40	0.45	—	9.71	(5.32)	0.61	0.61	0.61	3.09	103,129	396
10-31-14	10.95	0.40	(0.18)	0.22	—	—	0.45	0.45	—	10.72	2.01	0.63	0.63	0.63	3.81	180,697	508
10-31-13	11.59	0.38•	(0.55)	(0.17)	0.07	—	0.40	0.47	—	10.95	(1.44)	0.64	0.64	0.64	3.40	178,805	557
Class O
04-30-18	9.72	0.15•	0.08	0.23	0.21	—	—	0.21	—	9.74	2.31	1.04	0.90	0.90	3.11	2,300	48
10-31-17	9.67	0.28	0.22	0.50	0.34	—	0.11	0.45	—	9.72	5.32	1.02	0.90	0.90	2.92	2,331	153
10-31-16	9.55	0.21	0.33	0.54	0.18	0.07	0.17	0.42	—	9.67	5.75	0.98	0.90	0.90	2.29	2,291	256
10-31-15	10.55	0.28•	(0.86)	(0.58)	0.04	—	0.38	0.42	—	9.55	(5.59)	0.98	0.90	0.90	2.79	2,359	396
10-31-14	10.78	0.37	(0.18)	0.19	—	—	0.42	0.42	—	10.55	1.77	0.98	0.90	0.90	3.55	3,092	508
10-31-13	11.42	0.36	(0.56)	(0.20)	0.06	—	0.38	0.44	—	10.78	(1.73)	0.94	0.91	0.91	3.18	3,424	557
Class P
04-30-18	9.96	0.19•	0.08	0.27	0.25	—	—	0.25	—	9.98	2.71	0.69	0.15	0.15	3.87	106	48
10-31-17	9.90	0.36	0.22	0.58	0.40	—	0.12	0.52	—	9.96	6.05	0.66	0.15	0.15	3.68	104	153
06-29-16(5) - 10-31-16	10.09	0.12•	(0.16)	(0.04)	0.05	0.07	0.03	0.15	—	9.90	(0.42)	0.60	0.10	0.10	3.33	100	256
Class R
04-30-18	9.91	0.14•	0.08	0.22	0.20	—	—	0.20	—	9.93	2.19	1.29	1.15	1.15	2.86	6,855	48
10-31-17	9.86	0.26	0.22	0.48	0.32	—	0.11	0.43	—	9.91	4.99	1.27	1.15	1.15	2.68	6,592	153
10-31-16	9.73	0.20•	0.32	0.52	0.15	0.07	0.17	0.39	—	9.86	5.48	1.23	1.15	1.15	2.02	5,804	256
10-31-15	10.74	0.26•	(0.87)	(0.61)	0.04	—	0.36	0.40	—	9.73	(5.78)	1.23	1.15	1.15	2.57	3,530	396
10-31-14	10.97	0.33•	(0.17)	0.16	—	—	0.39	0.39	—	10.74	1.49	1.23	1.15	1.15	3.01	1,022	508
10-31-13	11.61	0.33	(0.56)	(0.23)	0.05	—	0.36	0.41	—	10.97	(1.94)	1.19	1.16	1.16	2.93	232	557
Class R6
04-30-18	9.92	0.17•	0.08	0.25	0.23	—	—	0.23	—	9.94	2.47	0.65	0.65	0.65	3.35	77,663	48
10-31-17	9.88	0.30•	0.23	0.53	0.37	—	0.12	0.49	—	9.92	5.51	0.63	0.63	0.63	3.08	78,862	153
10-31-16	9.75	0.26•	0.32	0.58	0.19	0.07	0.19	0.45	—	9.88	6.06	0.59	0.59	0.59	2.61	183,254	256
10-31-15	10.76	0.32•	(0.88)	(0.56)	0.05	—	0.40	0.45	—	9.75	(5.27)	0.59	0.59	0.59	3.13	220,401	396
10-31-14	10.99	0.42•	(0.20)	0.22	—	—	0.45	0.45	—	10.76	2.03	0.60	0.60	0.60	3.86	204,999	508
05-31-13(5) - 10-31-13	10.98	0.15•	0.01	0.16	—	—	0.15	0.15	—	10.99	1.54	0.65	0.65	0.65	3.28	183,368	557
Class W
04-30-18	9.71	0.16•	0.08	0.24	0.22	—	—	0.22	—	9.73	2.44	0.79	0.65	0.65	3.36	69,761	48
10-31-17	9.66	0.30•	0.23	0.53	0.36	—	0.12	0.48	—	9.71	5.61	0.77	0.65	0.65	3.13	66,430	153
10-31-16	9.54	0.25•	0.31	0.56	0.19	0.07	0.18	0.44	—	9.66	6.02	0.73	0.65	0.65	2.52	93,181	256
10-31-15	10.54	0.32•	(0.87)	(0.55)	0.05	—	0.40	0.45	—	9.54	(5.35)	0.73	0.65	0.65	3.22	70,620	396
10-31-14	10.78	0.40	(0.19)	0.21	—	—	0.45	0.45	—	10.54	1.93	0.73	0.65	0.65	3.77	34,280	508
10-31-13	11.41	0.37•	(0.53)	(0.16)	0.07	—	0.40	0.47	—	10.78	(1.38)	0.69	0.66	0.66	3.40	27,626	557
Voya Global Equity Fund
Class A
04-30-18	35.74	0.22•	0.33	0.55	0.69	—	—	0.69	—	35.60	1.52	1.56	1.35	1.35	1.24	178,418	113
10-31-17	29.23	0.58•	6.34	6.92	0.41	—	—	0.41	—	35.74	23.96	1.62	1.35	1.35	1.80	188,815	59
10-31-16	29.96	0.42•	(0.70)	(0.28)	0.45	—	—	0.45	—	29.23	(0.90)	1.56	1.36	1.36	1.46	169,320	92
10-31-15	31.66	0.50•	(0.86)	(0.36)	1.34	—	—	1.34	—	29.96	(1.17)(a)	1.50	1.35	1.35	1.62	208,797	147
10-31-14	31.26	0.90•	(0.51)	0.39	0.02	—	—	0.02	0.03	31.66	1.33(b)	1.49	1.35	1.35	2.79	186,003	57
10-31-13	26.44	0.33•	5.15	5.48	0.66	—	—	0.66	—	31.26	21.10	1.60	1.36	1.36	1.15	229,273	125
Class C
04-30-18	33.14	0.08•	0.29	0.37	0.39	—	—	0.39	—	33.12	1.11	2.31	2.10	2.10	0.49	54,950	113
10-31-17	27.11	0.29•	5.93	6.22	0.19	—	—	0.19	—	33.14	23.08	2.37	2.10	2.10	0.99	58,225	59
10-31-16	27.83	0.19•	(0.66)	(0.47)	0.25	—	—	0.25	—	27.11	(1.68)	2.31	2.11	2.11	0.71	73,106	92
10-31-15	29.40	0.26•	(0.81)	(0.55)	1.02	—	—	1.02	—	27.83	(1.91)(a)	2.25	2.10	2.10	0.90	93,243	147
10-31-14	29.23	0.61•	(0.47)	0.14	—	—	—	—	0.03	29.40	0.58(b)	2.24	2.10	2.10	2.03	112,882	57
10-31-13	24.67	0.12•	4.81	4.93	0.37	—	—	0.37	—	29.23	20.16	2.35	2.11	2.11	0.44	135,057	125
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Equity Fund (continued)
Class I
04-30-18	36.12	0.27•	0.32	0.59	0.77	—	—	0.77	—	35.94	1.64	1.22	1.10	1.10	1.49	33,212	113
10-31-17	29.53	0.67•	6.41	7.08	0.49	—	—	0.49	—	36.12	24.32	1.21	1.10	1.10	2.04	34,854	59
10-31-16	30.26	0.52	(0.74)	(0.22)	0.51	—	—	0.51	—	29.53	(0.70)	1.23	1.11	1.11	1.70	30,738	92
10-31-15	32.01	0.58•	(0.86)	(0.28)	1.47	—	—	1.47	—	30.26	(0.90)(a)	1.24	1.10	1.10	1.88	37,562	147
10-31-14	31.54	0.95•	(0.48)	0.47	0.03	—	—	0.03	0.03	32.01	1.58(b)	1.21	1.10	1.10	2.93	44,586	57
10-31-13	26.69	0.43•	5.17	5.60	0.75	—	—	0.75	—	31.54	21.40	1.32	1.11	1.11	1.49	45,485	125
Class W
04-30-18	36.09	0.26•	0.33	0.59	0.77	—	—	0.77	—	35.91	1.62	1.31	1.10	1.10	1.45	3,025	113
10-31-17	29.51	0.70•	6.37	7.07	0.49	—	—	0.49	—	36.09	24.31	1.37	1.10	1.10	2.14	3,703	59
10-31-16	30.24	0.49•	(0.71)	(0.22)	0.51	—	—	0.51	—	29.51	(0.69)	1.31	1.11	1.11	1.69	2,788	92
10-31-15	31.96	0.59•	(0.87)	(0.28)	1.44	—	—	1.44	—	30.24	(0.89)(a)	1.25	1.10	1.10	1.90	4,027	147
10-31-14	31.49	1.06•	(0.59)	0.47	0.03	—	—	0.03	0.03	31.96	1.59(b)	1.24	1.10	1.10	3.28	3,421	57
10-31-13	26.69	0.50•	5.09	5.59	0.79	—	—	0.79	—	31.49	21.39	1.35	1.11	1.11	1.78	6,380	125
Voya Global Perspectives® Fund(4)
Class A
04-30-18	11.81	0.18•	(0.03)	0.15	0.37	0.07	—	0.44	—	11.52	1.23	0.72	0.48	0.48	3.15	7,692	11
10-31-17	10.81	0.23	1.08	1.31	0.24	0.07	—	0.31	—	11.81	12.45	0.77	0.50	0.50	2.05	8,001	46
10-31-16	10.49	0.19	0.26	0.45	0.13	—	—	0.13	—	10.81	4.41	0.75	0.57	0.57	1.74	8,146	20
10-31-15	11.06	0.14	(0.40)	(0.26)	0.23	0.08	—	0.31	—	10.49	(2.44)	0.77	0.46	0.46	1.37	8,302	70
10-31-14	10.61	0.15	0.44	0.59	0.13	0.01	—	0.14	—	11.06	5.56	1.11	0.42	0.42	1.51	7,513	12
03-28-13(5) - 10-31-13	10.00	0.09•	0.52	0.61	—	—	—	—	—	10.61	6.10	5.08	0.39	0.39	1.41	2,219	4
Class C
04-30-18	11.63	0.14•	(0.02)	0.12	0.29	0.07	—	0.36	—	11.39	0.96	1.47	1.23	1.23	2.39	5,741	11
10-31-17	10.66	0.15	1.06	1.21	0.17	0.07	—	0.24	—	11.63	11.55	1.52	1.25	1.25	1.28	5,817	46
10-31-16	10.36	0.10	0.27	0.37	0.07	—	—	0.07	—	10.66	3.58	1.50	1.32	1.32	0.96	5,543	20
10-31-15	10.95	0.06•	(0.38)	(0.32)	0.19	0.08	—	0.27	—	10.36	(3.04)	1.52	1.21	1.21	0.60	4,740	70
10-31-14	10.57	0.06•	0.44	0.50	0.11	0.01	—	0.12	—	10.95	4.73	1.86	1.17	1.17	0.53	3,665	12
03-28-13(5) - 10-31-13	10.00	0.03	0.54	0.57	—	—	—	—	—	10.57	5.70	5.83	1.14	1.14	0.73	112	4
Class I
04-30-18	11.85	0.19•	(0.02)	0.17	0.40	0.07	—	0.47	—	11.55	1.40	0.48	0.23	0.23	3.31	2,692	11
10-31-17	10.86	0.24	1.09	1.33	0.27	0.07	—	0.34	—	11.85	12.64	0.53	0.25	0.25	2.18	1,712	46
10-31-16	10.53	0.21•	0.28	0.49	0.16	—	—	0.16	—	10.86	4.74	0.57	0.32	0.32	1.94	672	20
10-31-15	11.09	0.18	(0.42)	(0.24)	0.24	0.08	—	0.32	—	10.53	(2.20)	0.62	0.21	0.21	1.65	270	70
10-31-14	10.62	0.20•	0.42	0.62	0.14	0.01	—	0.15	—	11.09	5.83	0.96	0.17	0.17	1.82	287	12
03-28-13(5) - 10-31-13	10.00	0.10•	0.52	0.62	—	—	—	—	—	10.62	6.20	5.03	0.14	0.14	1.65	81	4
Class R
04-30-18	11.75	0.17•	(0.03)	0.14	0.34	0.07	—	0.41	—	11.48	1.18	0.97	0.73	0.73	2.90	25,506	11
10-31-17	10.77	0.20	1.07	1.27	0.22	0.07	—	0.29	—	11.75	12.06	1.02	0.75	0.75	1.77	24,518	46
10-31-16	10.45	0.15	0.28	0.43	0.11	—	—	0.11	—	10.77	4.19	1.00	0.82	0.82	1.48	21,296	20
10-31-15	11.02	0.12•	(0.41)	(0.29)	0.20	0.08	—	0.28	—	10.45	(2.69)	1.02	0.71	0.71	1.09	19,435	70
10-31-14	10.59	0.14	0.42	0.56	0.12	0.01	—	0.13	—	11.02	5.34	1.36	0.67	0.67	1.20	15,877	12
03-28-13(5) - 10-31-13	10.00	0.07•	0.52	0.59	—	—	—	—	—	10.59	5.90	5.33	0.64	0.64	1.20	6,200	4
Class W
04-30-18	11.86	0.17•	0.01	0.18	0.40	0.07	—	0.47	—	11.57	1.48	0.47	0.23	0.23	2.87	12,584	11
10-31-17	10.86	0.27	1.07	1.34	0.27	0.07	—	0.34	—	11.86	12.69	0.52	0.25	0.25	2.28	4,629	46
10-31-16	10.54	0.21	0.27	0.48	0.16	—	—	0.16	—	10.86	4.67	0.50	0.32	0.32	1.99	4,071	20
10-31-15	11.10	0.19	(0.43)	(0.24)	0.24	0.08	—	0.32	—	10.54	(2.20)	0.52	0.21	0.21	1.61	3,997	70
10-31-14	10.62	0.17	0.46	0.63	0.14	0.01	—	0.15	—	11.10	5.93	0.86	0.17	0.17	1.54	3,317	12
03-28-13(5) - 10-31-13	10.00	0.11•	0.51	0.62	—	—	—	—	—	10.62	6.20	4.83	0.14	0.14	1.77	171	4
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Small Cap Fund
Class A
04-30-18	63.00	0.15•	1.92	2.07	0.56	—	—	0.56	—	64.51	3.32	1.81	1.61	1.61	0.46	63,790	21
10-31-17	48.53	0.30•	14.44	14.74	0.27	—	—	0.27	—	63.00	30.55	1.84	1.65	1.65	0.56	64,193	50
10-31-16	48.81	0.28	(0.19)	0.09	0.37	—	—	0.37	—	48.53	0.19	1.83	1.66	1.66	0.57	60,149	64
10-31-15	46.78	0.19•	2.16	2.35	0.32	—	—	0.32	—	48.81	5.09(c)	1.75	1.71	1.71	0.39	67,201	95
10-31-14	47.45	0.21•	(0.21)	0.00*	0.69	—	—	0.69	0.02	46.78	0.03(b)	1.78	1.73	1.73	0.42	70,604	46
10-31-13	37.07	0.23•	10.79	11.02	0.64	—	—	0.64	—	47.45	30.16	1.79	1.75	1.75	0.55	86,289	117
Class C
04-30-18	58.29	(0.06)•	1.78	1.72	0.07	—	—	0.07	—	59.94	2.96	2.49	2.29	2.29	(0.22)	12,391	21
10-31-17	44.94	(0.05)•	13.40	13.35	—	—	—	—	—	58.29	29.71	2.49	2.30	2.30	(0.10)	12,490	50
10-31-16	45.21	(0.04)•	(0.17)	(0.21)	0.06	—	—	0.06	—	44.94	(0.46)	2.48	2.31	2.31	(0.10)	15,299	64
10-31-15	43.35	(0.11)•	2.01	1.90	0.04	—	—	0.04	—	45.21	4.40(c)	2.40	2.36	2.36	(0.25)	18,054	95
10-31-14	44.05	(0.11)•	(0.18)	(0.29)	0.43	—	—	0.43	0.02	43.35	(0.62)(b)	2.43	2.38	2.38	(0.23)	19,704	46
10-31-13	34.50	(0.04)•	10.04	10.00	0.45	—	—	0.45	—	44.05	29.32	2.44	2.40	2.40	(0.10)	22,452	117
Class I
04-30-18	62.99	0.33•	1.85	2.18	0.86	—	—	0.86	—	64.31	3.51	1.44	1.22	1.22	1.03	96,141	21
10-31-17	48.55	0.44•	14.50	14.94	0.50	—	—	0.50	—	62.99	31.13	1.43	1.22	1.22	0.82	73,299	50
10-31-16	48.84	0.48•	(0.18)	0.30	0.59	—	—	0.59	—	48.55	0.63	1.39	1.22	1.22	1.02	100,754	64
10-31-15	46.90	0.40•	2.15	2.55	0.61	—	—	0.61	—	48.84	5.55(c)	1.31	1.25	1.25	0.84	110,360	95
10-31-14	47.56	0.43	(0.20)	0.23	0.91	—	—	0.91	0.02	46.90	0.53(b)	1.32	1.25	1.25	0.92	105,797	46
10-31-13	37.14	0.43•	10.79	11.22	0.80	—	—	0.80	—	47.56	30.79	1.33	1.27	1.27	1.04	94,486	117
Class O
04-30-18	62.26	0.17•	1.89	2.06	0.65	—	—	0.65	—	63.67	3.35	1.74	1.54	1.54	0.54	2,960	21
10-31-17	47.97	0.39	14.23	14.62	0.33	—	—	0.33	—	62.26	30.69	1.74	1.55	1.55	0.70	2,875	50
10-31-16	48.25	0.32•	(0.19)	0.13	0.41	—	—	0.41	—	47.97	0.28	1.73	1.56	1.56	0.69	2,462	64
10-31-15	46.30	0.24	2.12	2.36	0.41	—	—	0.41	—	48.25	5.19(c)	1.65	1.61	1.61	0.49	2,783	95
10-31-14	47.01	0.26	(0.21)	0.05	0.78	—	—	0.78	0.02	46.30	0.14(b)	1.68	1.63	1.63	0.53	2,764	46
10-31-13	36.75	0.29•	10.66	10.95	0.69	—	—	0.69	—	47.01	30.28	1.69	1.65	1.65	0.70	2,763	117
Class W
04-30-18	75.77	0.20•	2.40	2.60	0.79	—	—	0.79	—	77.58	3.47	1.49	1.29	1.29	0.53	37,888	21
10-31-17	58.29	0.63	17.30	17.93	0.45	—	—	0.45	—	75.77	31.03	1.49	1.30	1.30	0.93	60,853	50
10-31-16	58.51	0.53	(0.23)	0.30	0.52	—	—	0.52	—	58.29	0.53	1.48	1.31	1.31	0.92	49,086	64
10-31-15	56.03	0.44	2.57	3.01	0.53	—	—	0.53	—	58.51	5.46(c)	1.40	1.36	1.36	0.77	49,382	95
10-31-14	56.66	0.46•	(0.27)	0.19	0.84	—	—	0.84	0.02	56.03	0.37(b)	1.43	1.38	1.38	0.78	44,417	46
10-31-13	44.11	0.45•	12.86	13.31	0.76	—	—	0.76	—	56.66	30.62	1.44	1.40	1.40	0.92	44,424	117
Voya Russia Fund
Class A
04-30-18	29.30	0.06•	1.30	1.36	0.80	—	—	0.80	—	29.86	4.67	2.14	2.00	2.00	0.41	77,249	11
10-31-17	24.35	0.64	4.75	5.39	0.44	—	—	0.44	—	29.30	22.29	2.08	2.00	2.00	2.34	79,896	25
10-31-16	22.33	0.45•	2.18	2.63	0.61	—	—	0.61	—	24.35	12.28	2.08	2.00	2.00	2.07	74,307	34
10-31-15	27.47	0.76•	(5.15)	(4.39)	0.75	—	—	0.75	—	22.33	(15.55)	2.13	2.02	2.02	3.24	77,726	16
10-31-14	34.82	0.37•	(7.20)	(6.83)	0.52	—	—	0.52	—	27.47	(19.89)	2.07	2.07	2.07	1.20	105,813	76
10-31-13	31.44	0.46•	3.15	3.61	0.23	—	—	0.23	—	34.82	11.53	2.01	2.01	2.01	1.42	183,279	28
Class I
04-30-18	29.48	0.11•	1.27	1.38	0.90	—	—	0.90	—	29.96	4.71	1.79	1.75	1.75	0.71	3,830	11
10-31-17	24.51	0.65•	4.83	5.48	0.51	—	—	0.51	—	29.48	22.56	1.72	1.72	1.72	2.38	6,331	25
10-31-16	22.49	0.51	2.17	2.68	0.66	—	—	0.66	—	24.51	12.51	1.73	1.73	1.73	2.14	5,026	34
10-31-15	27.73	0.92•	(5.31)	(4.39)	0.85	—	—	0.85	—	22.49	(15.34)	1.81	1.77	1.77	3.88	3,053	16
10-31-14	35.16	0.47•	(7.33)	(6.86)	0.57	—	—	0.57	—	27.73	(19.80)	1.88	1.88	1.88	1.53	4,354	76
10-31-13	31.76	0.53•	3.13	3.66	0.26	—	—	0.26	—	35.16	11.58	1.85	1.85	1.85	1.61	7,038	28
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russia Fund (continued)
Class W
04-30-18	29.39	0.09•	1.28	1.37	0.86	—	—	0.86	—	29.90	4.70	1.89	1.75	1.75	0.59	381	11
10-31-17	24.35	1.07•	4.47	5.54	0.50	—	—	0.50	—	29.39	22.93	1.83	1.75	1.75	3.95	613	25
10-31-16	22.36	0.40•	2.26	2.66	0.67	—	—	0.67	—	24.35	12.50	1.83	1.75	1.75	1.83	203	34
10-31-15	27.61	0.96•	(5.33)	(4.37)	0.88	—	—	0.88	—	22.36	(15.35)	1.88	1.77	1.77	4.11	276	16
10-31-14	35.05	0.62•	(7.43)	(6.81)	0.63	—	—	0.63	—	27.61	(19.74)	1.82	1.82	1.82	2.05	56	76
10-31-13	31.72	0.68•	3.03	3.71	0.38	—	—	0.38	—	35.05	11.77	1.76	1.76	1.76	2.08	78	28

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds.

(5)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Global Equity total return would have been (1.80)%, (2.54)%, (1.54)% and (1.53)% for Classes A, C, I and W, respectively.

(b)
Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2014, total return for Global Equity would have been 1.24%, 0.49%, 1.49% and 1.50% on Classes A, C, I and W; and total return for Multi-Manager International Small Cap would have been (0.01)%, (0.65)%, 0.49%, 0.10% and 0.34% on Classes A, C, I, O and W, respectively.

(c)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Multi-Manager International Small Cap total return would have been 4.72%, 4.03%, 5.18%, 4.82% and 5.09% for Classes A, C, I, R and W, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are sixteen separate active investment series, six of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Diversified Emerging Markets Debt Fund (“Diversified Emerging Markets Debt”), Voya Global Bond Fund (“Global Bond”), Voya Global Equity Fund (“Global Equity”), Voya Global Perspectives® Fund (“Global Perspectives®”), Voya Multi-Manager International Small Cap Fund (“Multi-Manager International Small Cap”), and Voya Russia Fund (“Russia”). Each Fund, except Russia, is a diversified series of the Trust. Russia is a non-diversified series of the Trust.
Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class O, Class P*, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to all Funds except Multi-Manager International Small Cap and Russia. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
The investment companies in which certain Funds invest are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official

*
Patent Pending

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
At April 30, 2018, the maximum amount of loss that Diversified Emerging Markets Debt, Global Bond, and Multi-Manager International Small Cap would incur if its counterparties failed to perform would be $206, $2,602,031, and $130, respectively, which represents the gross payments to be received on open OTC purchased options (Global Bond only) and forward foreign currency contracts were they to be unwound as of April 30, 2018. To reduce the amount of potential loss to Global Bond, various counterparties have pledged $1,021,000 in cash collateral for open OTC derivatives. There was no collateral pledged to Diversified Emerging Markets Debt, Global Equity or Multi-Manager International Small Cap at April 30, 2018.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
Diversified Emerging Markets Debt, Global Bond and Multi-Manager International Small Cap had a liability position of  $72, $7,525,239 and $614, respectively, on forward foreign currency contracts and written OTC options (Global Bond only) with credit related contingent features. If a contingent feature would have been triggered as of April 30, 2018, Diversified Emerging Markets Debt, Global Bond and Multi-Manager International Small Cap could have been required to pay this amount in cash to its counterparties. As of April 30, 2018, Global Bond had pledged $4,920,000 in cash collateral for its open OTC derivative transactions. Diversified Emerging Markets Debt and Multi-Manager International Small Cap did not pledge any cash collateral at April 30, 2018 for their open OTC derivative transactions.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Diversified Emerging Markets Debt, Global Equity and Multi-Manager International Small Cap used forward

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Global Bond used forward foreign currency contracts primarily to gain currency exposure and to protect its non-U.S. dollar denominated holdings from adverse currency movements. The Funds had an average contract amount on forward foreign currency contracts to buy and sell as follows:
	Buy	Sell
Diversified Emerging Markets Debt	$142,732	$58,241
Global Bond	208,579,995	110,094,858
Global Equity	—	506,955
Multi-Manager International Small Cap	264,189	148,927
Please refer to the tables following the Portfolio of Investments for Diversified Emerging Markets Debt, Global Bond and Multi-Manager International Small Cap for open forward foreign currency contracts at April 30, 2018. There were no open forward foreign currency contracts for Global Equity at April 30, 2018.
Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended April 30, 2018, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. During the period ended April 30, 2018, Global Equity purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the period ended April 30, 2018, Global Bond had an average notional value of  $82,392,785 and $41,720,149 on futures contracts purchased and sold, respectively. During the period ended April 30, 2018, Global Equity had an average notional value of $10,368,720 on futures contracts purchased. Please refer to the table for Global Bond following the Portfolio of Investments for open futures contracts at April 30, 2018. There were no open futures contracts for Global Equity at April 30, 2018.
F. Options Contracts. The Funds may write call and put options on futures, interest rate caps and floors, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the period ended April 30, 2018, Global Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the tables following the Portfolio of Investments for open purchased and written foreign currency options at April 30, 2018.
During the period ended April 30, 2018, Global Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. Please refer to the tables following the Portfolio of Investments for open purchased and written interest rate swaptions at April 30, 2018.
During the period ended April 30, 2018, Global Bond had purchased and written interest rate caps and floors to generate income. Please refer to the tables following the Portfolio of Investments for open purchased and written interest rate floors at April 30, 2018.
During the period ended April 30, 2018, Global Bond had purchased and written interest rate caps and floors to generate income. Please refer to the tables following the Portfolio of Investments for open purchased and written interest rate floors at April 30, 2018.
During the period ended April 30, 2018, Global Bond had purchased and written forward premium swaptions to manage duration and yield curve exposures. Please refer to the tables following the Portfolio of Investments for open purchased and written forward premium swaptions at April 30, 2018.
Please refer to Note 10 for the volume of purchased and written option activity during the period ended April 30, 2018.
G. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statements of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
For the period ended April 30, 2018, Global Bond bought credit protection on credit default swap indices (“CDX”) with a notional amount of  $9,323,281 to hedge the credit risk associated with various sectors within the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Please refer to the tables following the Portfolio of Investments for open credit default swaps at April 30, 2018.
For the period ended April 30, 2018, Global Bond sold credit protection on credit default swap indices (“CDX”) with a notional amount of  $8,456,000 to gain additional exposure to the various sectors of the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Please refer to the tables following the Portfolio of Investments for open credit default swaps at April 30, 2018.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
For the period ended April 30, 2018, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $346,270,514.
For the period ended April 30, 2018, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $468,203,543.
Global Bond entered into interest rate swaps to manage its duration. Please refer to the table following the Portfolio of Investments for Global Bond for open centrally cleared interest rate swaps at April 30, 2018.
At April 30, 2018, Global Bond had pledged $3,689,000 for open centrally cleared swaps.
H. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund, except for Global Bond, declares and pays dividends, if any, annually. Global Bond declares dividends daily and pays dividends, if any, monthly. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
I. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
J. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
K. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets (except Multi-Manager International Small Cap and Global Equity, which can each lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
L. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. Delayed-Delivery or When-Issued Transactions. Each Fund may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statements of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At April 30, 2018, there was no cash collateral pledged or received by any Fund for delayed-delivery or when-issued transactions.
N. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended April 30, 2018, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Diversified Emerging Markets Debt	$9,497,594	$11,218,487
Global Bond	48,823,472	36,618,450
Global Equity	305,625,241	311,872,614
Global Perspectives®	15,080,344	5,342,629
Multi-Manager International Small Cap	46,069,139	53,295,705
Russia	9,512,834	21,746,942
U.S. government securities not included above were as follows:
	Purchases	Sales
Global Bond	$82,010,645	$78,551,348
NOTE 4  — REDEMPTION FEES
A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the period ended April 30, 2018 and the year ended October 31, 2017 were $44,286 and $71,180, respectively, and are reflected in the accompanying Statements of Changes in Net Assets.
NOTE 5 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Board approved a change to reflect that Voya Investments, the Investment Adviser to Multi-Manager International Small Cap, may, from time to time, directly manage a portion of the Fund’s investment portfolio. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 5 — INVESTMENT MANAGEMENT FEES (continued)

Fund	As a Percentage of Average Daily Net Assets
Diversified Emerging Markets Debt	0.80%
Global Bond	0.50%
Global Equity	0.95% on the first $500 million; 0.90% on the next $500 million; and 0.825% in excess of $1 billion
Global Perspectives®	0.20% on affiliated Underlying Funds; 0.40% on unaffiliated Underlying Funds or other direct investments
Multi-Manager International Small Cap	1.10% on first $500 million; 1.00% on next $500 million; and 0.95% in excess of $1 billion
Russia	1.35%
The Investment Adviser has contractually agreed to waive a portion of the management fee for Multi-Manager International Small Cap. The waiver was effective in connection with a sub-advisory fee reduction that occurred on June 1, 2009. The waiver is calculated as follows: waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For the period ended April 30, 2018, the Investment Adviser waived $38,765 in management fees for the Fund. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser is also contractually obligated to waive the management fee for Class P shares of Global Bond. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
Diversified Emerging Markets Debt	Voya IM*
Global Bond	Voya IM*
Global Equity	Voya IM*
Global Perspectives®	Voya IM*
Fund	Sub-Adviser
Multi-Manager International Small Cap	Acadian Asset Management LLC, Victory Capital Management Inc. and Wellington Management Company LLP
Russia	NNIP Advisors B.V.
NOTE 6 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds, except Class I, Class P, Class R6 and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
Fund	Class A	Class C	Class O	Class R
Diversified Emerging Markets Debt	0.25%	1.00%	N/A	N/A
Global Bond	0.25%	1.00%	0.25%	0.50%
Global Equity	0.25%	1.00%	N/A	N/A
Global Perspectives®	0.25%	1.00%	N/A	0.50%
Multi-Manager International Small Cap	0.25%(1)	1.00%	0.25%	N/A
Russia	0.25%	N/A	N/A	N/A

(1)
Of this 0.25% rate, Distribution Fees shall not exceed 0.10%. Prior to February 28, 2018, the Distribution Fee and/or Service Fee was 0.35%.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2018, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Diversified Emerging Markets Debt	$87	$—
Global Bond	528	—
Global Perspectives®	1,687	—

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

	Class A	Class C
Multi-Manager International Small Cap	1,107	—
Russia	1,231	—
Contingent Deferred Sales Charges:
Global Bond	$2,957	$—
Global Equity	—	864
Global Perspectives®	—	91
Multi-Manager International Small Cap	—	19
NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
For the period ended April 30, 2018, Global Equity incurred $41,000 of information statement costs associated with the changes to the Fund’s principal investment strategies, portfolio managers, management fee, sub-advisory fee and expense limits. The Investment Adviser reimbursed the Fund for these costs.
For the period ended April 30, 2018, Global Equity had a receivable from the Investment Adviser of  $295,770 representing payment for the transition costs associated with the changes to the Fund’s principal investment strategies.
At April 30, 2018, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment company owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Institutional Trust Company	Global Bond	6.08%
	Global Perspectives®	47.39
	Multi-Manager International Small Cap	7.17
Voya Investment Management Co. LLC	Diversified Emerging Markets Debt	47.96
Voya Retirement Insurance and Annuity Company	Multi-Manager International Small Cap	5.41
Voya Solution 2025 Portfolio	Global Bond	9.85
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES
At April 30, 2018, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expense	Amount
Global Equity	Transfer Agent	$286,054
Global Perspective®	Audit Fee	11,166
Russia	Custody	55,023
	Transfer Agent	115,697
NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Maximum Operating Expense Limit (as a percentage of average net assets)
Fund	Class A	Class C	Class I	Class O	Class P	Class R	Class R6	Class W
Diversified Emerging Markets Debt(1)	1.25%	2.00%	0.95%	N/A	N/A	N/A	N/A	1.00%
Global Bond	0.90%	1.65%	0.65%	0.90%	0.15%	1.15%	0.65%	0.65%
Global Equity	1.35%	2.10%	1.10%	N/A	N/A	N/A	N/A	1.10%

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 9 — EXPENSE LIMITATION
AGREEMENTS (continued)

Fund	Class A	Class C	Class I	Class O	Class P	Class R	Class R6	Class W
Global Perspectives®(1)	1.23%	1.98%	0.98%	N/A	N/A	1.48%	N/A	0.98%
Multi-Manager International Small Cap	1.95%	2.60%	1.40%	1.85%	N/A	N/A	N/A	1.60%
Russia	2.15%	N/A	1.90%	N/A	N/A	N/A	N/A	1.90%

(1)
For Diversified Emerging Markets Debt and Global Perspectives®, the operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on each Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

Pursuant to side letter agreements, through March 1, 2019, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
Fund	Class A	Class C	Class I	Class O	Class R	Class W
Multi-Manager International Small Cap(1)(2)	1.58%	2.33%	1.25%	1.58%	N/A	1.33%
Russia(1)	2.00%	N/A	1.75%	N/A	N/A	1.75%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(2)
Prior to February 28, 2018, the side letter agreement expense limit for Multi-Manager International Small Cap was 1.68% for Class A.

Unless otherwise specified above and with the exception of the non-recoupable Class P management fee waiver for Global Bond, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of April 30, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	April 30,
	2019	2020	2021	Total
Diversified Emerging Markets Debt	$92,578	$102,600	$122,518	$317,696
	April 30,
	2019	2020	2021	Total
Global Equity	404,092	372,427	262,857	1,039,376
Global Perspectives®	87,681	83,539	122,846	294,066
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2018, are as follows:
	April 30,
	2019	2020	2021	Total
Diversified Emerging Markets Debt
Class A	$23	$57	$80	$160
Class C	21	31	84	136
Class W	7	26	76	109
Global Bond
Class A	$47,500	$39,237	$51,937	$138,674
Class C	22,013	19,290	24,663	65,966
Class I	—	—	30,581	30,581
Class O	1,882	2,028	3,372	7,282
Class R	2,931	5,023	9,499	17,453
Class W	48,084	71,019	95,267	214,370
Global Equity
Class A	$68,011	$241,565	$212,462	$522,038
Class C	30,386	104,683	71,115	206,184
Class W	1,171	4,186	4,217	9,574
Global Perspectives®
Class I	$305	$205	$171	$681
The expense limitation agreements are contractual through March 1, 2019 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 10 — PURCHASED AND WRITTEN OPTIONS
Transactions in purchased foreign currency options for Global Bond for the period ended April 30, 2018 were as follows:
	USD Notional	Cost
Balance at 10/31/2017	—	$—
Options Purchased	27,500,000	91,850
Balance at 4/30/2018	27,500,000	$91,850

Transactions in purchased interest rate swaptions for Global Bond for the period ended April 30, 2018 were as follows:
	USD Notional	Cost
Balance at 10/31/2017	792,100,000	$8,343,450
Options Purchased	5,341,826,320	19,321,462

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS (continued)

	USD Notional	Cost
Options Terminated in Closing Sell Transactions	(5,815,600,000)	(26,687,272)
Options Expired	(160,526,320)	(354,330)
Balance at 4/30/2018	157,800,000	$623,310

Transactions in written foreign currency options for Global Bond for the period ended April 30, 2018 were as follows:
	USD Notional	Premiums Received
Balance at 10/31/2017	—	$—
Options Written	27,500,000	80,025
Balance at 4/30/2018	27,500,000	$80,025

Transactions in written interest rate swaptions for Global Bond for the period ended April 30, 2018 were as follows:
	GBP Notional	USD Notional	Premiums Received
Balance at 10/31/2017	—	992,000,000	$7,769,852
Options Written	210,400,000	5,710,226,320	21,570,186
Options Terminated in Closing Purchase Transactions	—	(6,491,800,000)	(25,275,961)
Options Expired	—	(52,626,320)	(80,636)
Balance at 4/30/2018	210,400,000	157,800,000	$3,983,441

Transactions in purchased forward premium swaptions for Global Bond during the period ended April 30, 2018 were as follows:
	USD Notional	Cost Payable
Balance at 10/31/2017	—	$—
Options Purchased	568,001,000	—
Options Terminated in Closing Sell Transactions	(424,440,000)	—
Balance at 04/30/2018	143,561,000	$—

Transactions in written forward premium swaptions for Global Bond during the period ended April 30, 2018 were as follows:
	EUR Notional	Premiums Receivable
Balance at 10/31/2017	—	$—
Options Written	568,001,000	—
Options Terminated in Closing Purchase Transactions	(505,801,000)	—
Balance at 4/30/2018	62,200,000	$—

Transactions in purchased interest rate caps for Global Bond for the period ended April 30, 2018 were as follows:
	USD Notional	Cost
Balance at 10/31/2017	—	$—
Options Written	1,578,900,000	539,458
Balance at 4/30/2018	1,578,900,000	$539,458

Transactions in written interest rate floors for Global Bond for the period ended April 30, 2018 were as follows:
	USD Notional	Premiums Received
Balance at 10/31/2017	—	$—
Options Written	1,578,900,000	502,616
Balance at 4/30/2018	1,578,900,000	$502,616

NOTE 11 — LINE OF CREDIT
Effective May 19, 2017, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 18, 2018. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the period ended April 30, 2018:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Diversified Emerging Markets Debt	3	$1,100,000	2.46%
Multi-Manager International Small Cap	8	912,000	2.69
Russia	1	1,356,000	2.16

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 12 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)
Diversified Emerging Markets Debt
Class A
4/30/2018	142,040	—	480	(1,550)	—	140,970	1,365,969	—	4,600	—	(15,053)	—	1,355,516
10/31/2017	10,698	—	94	(2,654)	—	8,138	102,899	—	845	—	(25,076)	—	78,668
Class C
4/30/2018	11	—	54	—	—	65	108	—	511	—	—	—	619
10/31/2017	1,405	—	29	(168)	—	1,266	12,561	—	258	—	(1,499)	—	11,320
Class I
4/30/2018	157,097	—	73,430	(574,433)	—	(343,906)	1,526,182	—	705,665	—	(5,565,592)	—	(3,333,745)
10/31/2017	510,224	—	32,397	(92,967)	—	449,654	4,861,143	—	290,926	—	(883,376)	—	4,268,693
Class W
4/30/2018	516	—	83	(567)	—	32	5,088	—	800	—	(5,452)	—	436
10/31/2017	1,476	—	36	(5)	—	1,507	13,580	—	326	—	(45)	—	13,861
Global Bond
Class A
4/30/2018	2,378,848	—	67,860	(1,024,386)	—	1,422,322	24,079,077	—	683,046	—	(10,327,502)	—	14,434,621
10/31/2017	399,680	—	161,222	(1,684,633)	4,657	(1,119,074)	3,927,964	—	1,581,813	—	(16,509,594)	45,542	(10,954,275)
Class B(1)
4/30/2018	—	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2017	—	—	99	(115)	(4,704)	(4,720)	—	—	953	—	(1,095)	(45,542)	(45,684)
Class C
4/30/2018	124,919	—	23,990	(231,757)	—	(82,848)	1,252,402	—	240,229	—	(2,318,372)	—	(825,741)
10/31/2017	150,290	—	58,332	(739,793)	—	(531,171)	1,471,761	—	569,116	—	(7,179,285)	—	(5,138,408)
Class I
4/30/2018	1,671,485	—	104,642	(1,814,689)	—	(38,562)	16,781,914	—	1,048,787	—	(18,198,896)	—	(368,195)
10/31/2017	2,820,118	—	296,450	(6,302,519)	—	(3,185,951)	27,587,770	—	2,885,620	—	(61,351,462)	—	(30,878,072)
Class O
4/30/2018	17,155	—	6	(20,989)	—	(3,828)	168,892	—	55	—	(206,937)	—	(37,990)
10/31/2017	33,531	—	12	(30,464)	—	3,079	323,314	—	108	—	(293,323)	—	30,099
Class P
4/30/2018	133	—	262	(278)	—	117	1,326	—	2,645	—	(2,811)	—	1,160
10/31/2017	305	—	552	(468)	—	389	2,940	—	5,436	—	(4,652)	—	3,724
Class R
4/30/2018	79,259	—	13,178	(67,653)	—	24,784	797,379	—	132,407	—	(679,932)	—	249,854
10/31/2017	168,528	—	26,628	(118,730)	—	76,426	1,656,169	—	261,119	—	(1,158,635)	—	758,653
Class R6
4/30/2018	1,600,925	—	172,746	(1,913,025)	—	(139,354)	16,267,281	—	1,736,494	—	(19,081,693)	—	(1,077,918)
10/31/2017	1,848,285	—	653,503	(13,096,351)	—	(10,594,563)	17,992,052	—	6,378,623	—	(127,659,763)	—	(103,289,088)
Class W
4/30/2018	988,144	—	152,938	(815,864)	—	325,218	9,718,895	—	1,505,106	—	(8,041,371)	—	3,182,630
10/31/2017	2,249,497	—	354,114	(5,402,030)	—	(2,798,419)	21,500,486	—	3,393,619	—	(50,771,344)	—	(25,877,239)
Global Equity
Class A
4/30/2018	62,609	—	77,527	(410,292)	—	(270,156)	2,274,561	—	2,770,047	—	(14,878,371)	—	(9,833,763)
10/31/2017	593,090	—	64,699	(1,194,589)	25,416	(511,384)	19,670,351	—	1,917,032	—	(38,106,266)	827,275	(15,691,608)
Class B(1)
4/30/2018	—	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2017	1	—	71	(3,867)	(23,212)	(27,007)	20	—	2,325	—	(129,367)	(827,275)	(954,297)
Class C
4/30/2018	17,449	—	19,332	(134,731)	—	(97,950)	630,751	—	644,521	—	(4,554,399)	—	(3,279,127)
10/31/2017	19,250	—	13,284	(971,976)	—	(939,442)	579,312	—	367,301	—	(29,490,116)	—	(28,543,503)
Class I
4/30/2018	79,638	—	17,630	(138,052)	—	(40,784)	2,857,178	—	635,395	—	(5,035,945)	—	(1,543,372)
10/31/2017	222,058	—	14,704	(312,589)	—	(75,827)	7,180,427	—	439,349	—	(10,106,314)	—	(2,486,538)
Class W
4/30/2018	715	—	1,914	(21,011)	—	(18,382)	47,285	—	68,920	—	(771,842)	—	(655,637)
10/31/2017	45,989	—	1,616	(39,471)	—	8,134	1,455,681	—	48,230	—	(1,311,632)	—	192,279
Global Perspectives®
Class A
4/30/2018	46,500	—	25,125	(81,756)	—	(10,131)	545,223	—	292,703	—	(956,069)	—	(118,143)
10/31/2017	89,775	—	20,929	(186,433)	—	(75,729)	1,004,081	—	220,383	—	(2,057,725)	—	(833,261)
Class C
4/30/2018	29,758	—	15,024	(40,656)	—	4,126	348,065	—	173,379	—	(470,384)	—	51,060
10/31/2017	89,230	—	11,108	(120,163)	—	(19,825)	981,755	—	115,859	—	(1,321,421)	—	(223,807)
Class I
4/30/2018	90,597	—	7,228	(9,199)	—	88,626	1,071,947	—	84,281	—	(107,565)	—	1,048,663
10/31/2017	94,153	—	2,677	(14,245)	—	82,585	1,052,442	—	28,219	—	(159,033)	—	921,628

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)
Global Perspectives® (continued)
Class R
4/30/2018	245,460	—	73,710	(183,718)	—	135,452	2,865,516	—	856,509	—	(2,150,118)	—	1,571,907
10/31/2017	266,498	—	53,897	(211,968)	—	108,427	2,962,731	—	565,916	—	(2,345,320)	—	1,183,327
Class W
4/30/2018	712,610	—	16,266	(31,103)	—	697,773	8,337,974	—	189,990	—	(364,895)	—	8,163,069
10/31/2017	182,890	—	11,012	(178,416)	—	15,486	2,024,228	—	116,176	—	(1,954,831)	—	185,573
Multi-Manager International Small Cap
Class A
4/30/2018	57,439	—	8,148	(95,653)	—	(30,066)	3,736,232	—	507,395	—	(6,135,607)	—	(1,891,980)
10/31/2017	162,112	—	6,115	(389,784)	1,085	(220,472)	8,831,765	—	289,973	—	(20,690,688)	60,304	(11,508,646)
Class B(1)
4/30/2018	—	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2017	—	—	—	(454)	(1,019)	(1,473)	—	—	—	—	(23,884)	(60,304)	(84,188)
Class C
4/30/2018	9,066	—	265	(16,901)	—	(7,570)	543,325	—	15,398	—	(1,015,604)	—	(456,881)
10/31/2017	7,994	—	—	(134,137)	—	(126,143)	416,923	—	—	—	(6,683,079)	—	(6,266,156)
Class I
4/30/2018	528,921	—	14,725	(212,486)	—	331,160	34,320,327	—	912,773	—	(13,719,781)	—	21,513,319
10/31/2017	326,725	—	20,640	(1,258,903)	—	(911,538)	17,307,853	—	974,808	—	(65,765,636)	—	(47,482,975)
Class O
4/30/2018	3,391	—	0	(3,078)	—	313	215,335	—	18	—	(200,670)	—	14,683
10/31/2017	5,442	—	—	(10,602)	—	(5,160)	296,676	—	—	—	(569,102)	—	(272,426)
Class W
4/30/2018	33,684	—	8,079	(356,540)	—	(314,777)	2,657,038	—	604,390	—	(27,974,727)	—	(24,713,299)
10/31/2017	90,539	—	6,750	(136,194)	—	(38,905)	5,675,122	—	383,716	—	(8,867,179)	—	(2,808,341)
Russia
Class A
4/30/2018	44,790	—	66,789	(250,681)	—	(139,102)	1,416,089	—	1,969,592	44,286	(7,881,599)	—	(4,451,632)
10/31/2017	277,707	—	46,240	(649,356)	—	(325,409)	7,528,155	—	1,238,581	63,904	(17,529,007)	—	(8,698,367)
Class I
4/30/2018	22,389	—	5,146	(114,468)	—	(86,933)	718,874	—	152,155	—	(3,471,844)	—	(2,600,815)
10/31/2017	158,196	—	3,399	(151,884)	—	9,711	4,380,945	—	91,407	7	(4,185,700)	—	286,659
Class W
4/30/2018	3,519	—	484	(12,123)	—	(8,120)	118,850	—	14,291	—	(380,157)	—	(247,016)
10/31/2017	28,520	—	163	(16,145)	—	12,538	741,027	—	4,356	7,269	(444,008)	—	308,644

(1)
Class B converted to Class on May 2, 2017.

NOTE 13 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 13 — SECURITIES LENDING (continued)

delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of April 30, 2018:
Global Bond Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$386,698	$(386,698)	$—
BNP Paribas	232,674	(232,674)	—
Citigroup Global Markets Inc.	172,649	(172,649)	—
Goldman, Sachs & Co. LLC	718,574	(718,574)	—
J.P. Morgan Securities LLC	184,432	(184,432)	—
Morgan Stanley & Co. LLC	353,691	(353,691)	—
Scotia Capital (USA) INC	177,469	(177,469)	—
Total	$2,226,187	$(2,226,187)	$—

(1)
Collateral with a fair value of  $2,280,391 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Small Cap Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Limited	$207,796	$(207,796)	$—
Credit Suisse Securities (Europe) Limited	353,619	(353,619)	—
Credit Suisse Securities (USA) LLC	162,229	(162,229)	—
Deutsche Bank Securities Inc.	156,109	(156,109)	—
Deutsche Bank, AG	49,556	(49,556)	—
Goldman, Sachs & Co. LLC	5,120	(5,120)	—
HSBC Bank PLC	22,075	(22,075)	—
Janney Montgomery Scott LLC	3,658	(3,658)	—
Jefferies LLC	7,186	(7,186)	—
JP Morgan Securities, Plc.	280,634	(280,634)	—
Morgan Stanley & Co. LLC	114,098	(114,098)	—
Nomura International PLC	735,023	(735,023)	—
Scotia Capital (USA) INC	361,033	(361,033)	—
UBS AG	759,224	(759,224)	—
Total	$3,217,360	$(3,217,360)	$—

(1)
Collateral with a fair value of  $3,484,965 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 14 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain	Return of Capital
Diversified Emerging Markets Debt	$711,576	$—	$292,355	$—	$—
Global Bond	5,655,100	—	11,450,923	—	4,679,669
Global Equity	5,034,508	—	3,353,073	—	—
Global Perspectives®	1,369,375	249,930	813,634	243,938	—
Multi-Manager International Small Cap	2,255,628	—	1,759,126	—	—
Russia	2,348,034	—	1,458,797	—	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2017 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 14 — FEDERAL INCOME TAXES (continued)

losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Diversified Emerging Markets Debt	$557,802	$—	$529,686	$(2,698)	Short-term	None
				(71,694)	Long-term	None
				$(74,392)
Global Bond	—	—	6,271,401	(1,198,987)	Short-term	None
				$(792,505)	Long-term	None
				$(1,991,492)
Global Equity	4,868,708	—	54,748,282	(8,757,263)	Short-term	2018
				(23,234,707)	Short-term	None
				(80,608,873)	Long-term	None
				$(112,600,843)*
Global Perspectives®	365,157	248,941	3,401,147	—	—	—
Multi-Manager International Small Cap	1,547,929	—	39,720,163	—	—	—
Russia	966,148	—	24,939,914	(21,810,157)	Short-term	2018
				(1,885,644)	Short-term	None
				(7,204,892)	Long-term	None
				$(30,900,693)

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of April 30, 2018, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
NOTE 15 — SUBSEQUENT EVENTS
Dividends: Subsequent to April 30, 2018, the Funds paid dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
Global Bond
Class A	$0.0350	June 1, 2018	Daily
Class C	$0.0285	June 1, 2018	Daily
Class I	$0.0373	June 1, 2018	Daily
Class O	$0.0343	June 1, 2018	Daily
Class P	$0.0419	June 1, 2018	Daily
Class R	$0.0328	June 1, 2018	Daily
Class R6	$0.0376	June 1, 2018	Daily
Class W	$0.0363	June 1, 2018	Daily
Fund changes: On March 15, 2018, the Board approved changes to the management fee, expense limits and distribution policy for Global Equity. Effective May 1, 2018, the management fee is 0.50% on all assets; the Investment
Adviser, through March 1, 2020, has further lowered the expense limits to 0.85%, 1.60%, 0.60% and 0.60% for Class A, Class C, Class I and Class W, respectively; and the Fund will declare and pay dividends consisting of ordinary income, if any, quarterly.
Line of Credit renewal: Effective May 18, 2018, the funds to which the Credit Agreement is available have entered into a Credit Agreement with BNY for an aggregate amount of  $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya Diversified Emerging	PORTFOLIO OF INVESTMENTS
Markets Debt Fund	as of April 30, 2018 (Unaudited)

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 98.8%
	Affiliated Investment Companies: 98.8%
698,473	Voya Emerging Markets Corporate Debt Fund - Class P	$6,789,156	33.6
651,585	Voya Emerging Markets Hard Currency Debt Fund - Class P	6,183,538	30.6
904,976	Voya Emerging Markets Local Currency Debt Fund - Class P	6,995,461	34.6
	Total Mutual Funds (Cost $19,996,860)	19,968,155	98.8
SHORT-TERM INVESTMENTS:1.0%
	Mutual Funds: 1.0%
206,000 (1)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.610% (Cost $206,000)	206,000	1.0
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $206,000)	$206,000	1.0
Total Investments in Securities
(Cost $20,202,860)	$20,174,155	99.8
Assets in Excess of Other Liabilities	48,893	0.2
Net Assets	$20,223,048	100.0

(1)
Rate shown is the 7-day yield as of April 30, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Asset Table
Investments, at fair value
Mutual Funds	$19,968,155	$—	$—	$19,968,155
Short-Term Investments	206,000	—	—	206,000
Total Investments, at fair value	$20,174,155	$—	$—	$20,174,155
Other Financial Instruments+
Forward Foreign Currency Contracts	—	206	—	206
Total Assets	$20,174,155	$206	$—	$20,174,361
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(72)	$—	$(72)
Total Liabilities	$—	$(72)	$—	$(72)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

Voya Diversified Emerging	PORTFOLIO OF INVESTMENTS
Markets Debt Fund	as of April 30, 2018 (Unaudited) (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended April 30, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/2017	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 04/30/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$7,135,796	$929,574	$(972,400)	$(303,814)	$6,789,156	$174,574	$27,595	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	7,015,366	1,073,423	(1,504,769)	(400,482)	6,183,538	165,422	85,250	—
Voya Emerging Markets Local Currency Debt Fund - Class P	7,820,982	341,727	(1,308,651)	141,403	6,995,461	176,727	91,368	—
	$21,972,144	$2,344,724	$(3,785,820)	$(562,893)	$19,968,155	$516,723	$204,213	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At April 30, 2018, the following forward foreign currency contracts were outstanding for Voya Diversified Emerging Markets Debt Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 2,603	MXN 49,797	Barclays Bank PLC	05/18/18	$(53)
USD 3,966	ZAR 48,531	Barclays Bank PLC	08/10/18	124
USD 457	RUB 28,703	Goldman Sachs International	08/10/18	7
USD 457	RUB 28,703	Goldman Sachs International	08/10/18	7
USD 458	RUB 28,702	Goldman Sachs International	08/10/18	7
USD 458	RUB 28,702	Goldman Sachs International	08/10/18	7
USD 1,627	TRY 6,899	HSBC Bank USA N.A.	08/10/18	(19)
USD 1,550	PLN 5,241	HSBC Bank USA N.A.	08/10/18	54
				$134

Currency Abbreviations
MXN – Mexican Peso
PLN – Polish Zloty
RUB – Russian Ruble
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$206
Total Asset Derivatives		$206
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$72
Total Liability Derivatives		$72

See Accompanying Notes to Financial Statements

Voya Diversified Emerging	PORTFOLIO OF INVESTMENTS
Markets Debt Fund	as of April 30, 2018 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(3,249)
Total	$(3,249)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$2,567
Total	$2,567

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2018:
	Barclays Bank PLC	Goldman Sachs International	HSBC Bank USA N.A.	Totals
Assets:
Forward foreign currency contracts	$124	$28	$54	$206
Total Assets	$124	$28	$54	$206
Liabilities:
Forward foreign currency contracts	$53	$—	$19	$72
Total Liabilities	$53	$—	$19	$72
Net OTC derivative instruments by counterparty, at fair value	$71	$28	$35	$134
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$71	$28	$35	$134

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At April 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $20,204,446.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$237,408
Gross Unrealized Depreciation	(267,564)
Net Unrealized Depreciation	$(30,156)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2018 (Unaudited)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 30.6%
	Argentina: 0.4%
1,000,000 (1)	YPF SA, 8.500%, 03/23/2021	$1,087,930	0.4
	Brazil: 0.9%
250,000 (1)	Banco do Brasil SA/Cayman, 4.875%, 04/19/2023	248,750	0.1
300,000 (1)	Klabin Finance SA, 4.875%, 09/19/2027	288,375	0.1
500,000	Petrobras Global Finance BV, 5.750%, 02/01/2029	475,250	0.2
1,100,000	Petrobras Global Finance BV, 8.750%, 05/23/2026	1,294,700	0.5
		2,307,075	0.9
	Canada: 0.7%
365,000 (1)	1011778 BC ULC/New Red Finance, Inc., 5.000%, 10/15/2025	353,024	0.1
1,485,000 (2)	Other Securities	1,469,553	0.6
		1,822,577	0.7
	Chile: 0.3%
250,000 (1)	Cencosud SA, 4.375%, 07/17/2027	237,500	0.1
300,000 (1)	Corp Nacional del Cobre de Chile, 4.500%, 09/16/2025	307,069	0.1
200,000 (1)	Empresa de Transporte de Pasajeros Metro SA, 5.000%, 01/25/2047	204,000	0.1
		748,569	0.3
	China: 0.3%
720,000 (2)	Other Securities	708,383	0.3
	France: 0.8%
380,000 (1)	Altice Financing SA, 6.625%, 02/15/2023	380,950	0.1
706,000 (1)	BNP Paribas SA, 3.500%, 03/01/2023	696,937	0.3
611,000	BPCE SA, 2.500%, 12/10/2018	610,675	0.2
257,000 (1)	BPCE SA, 5.150%, 07/21/2024	266,019	0.1
256,000 (1)	Electricite de France SA, 2.350%, 10/13/2020	251,797	0.1
		2,206,378	0.8
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Guernsey: 0.2%
662,000	Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/2020	$656,782	0.2
	India: 0.2%
500,000 (1)	Reliance Industries Ltd, 3.667%, 11/30/2027	467,572	0.2
	Indonesia: 0.2%
600,000	Other Securities	619,652	0.2
	Ireland: 0.3%
794,000	Other Securities	740,833	0.3
	Israel: 0.1%
478,000	Other Securities	390,589	0.1
	Italy: 0.3%
335,000 (1)	UniCredit SpA, 5.861%, 06/19/2032	336,066	0.1
445,000	Other Securities	530,183	0.2
		866,249	0.3
	Jamaica: 0.2%
322,000 (1)	Digicel Ltd., 6.750%, 03/01/2023	295,464	0.1
243,000 (2)	Other Securities	232,065	0.1
		527,529	0.2
	Japan: 0.7%
770,000 (1)	MUFG Bank Ltd, 2.300%, 03/05/2020	758,202	0.3
255,000 (1)	Mizuho Bank Ltd., 3.200%, 03/26/2025	246,614	0.1
766,000	Other Securities	758,848	0.3
		1,763,664	0.7
	Kazakhstan: 0.2%
675,000	Other Securities	666,341	0.2
	Luxembourg: 0.1%
325,000 (1)	Dana Financing Luxembourg Sarl, 5.750%-6.500%, 04/15/2025-06/01/2026	333,163	0.1
	Mexico: 1.2%
567,000 (1)	Cemex SAB de CV, 6.125%, 05/05/2025	588,262	0.2
525,000 (1)	Grupo Bimbo SAB de CV, 5.950%, 12/31/2199	528,097	0.2
1,175,000 (1)	Mexichem SAB de CV, 4.875%, 09/19/2022	1,192,038	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Mexico (continued)
1,100,000	Petroleos Mexicanos, 4.500%-6.875%, 01/23/2026-06/27/2044	$1,071,461	0.4
		3,379,858	1.2
	Netherlands: 0.8%
1,141,000	Shell International Finance BV, 3.250%-4.000%, 05/11/2025-05/10/2046	1,119,819	0.4
290,000 (1)	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026	261,172	0.1
765,000	Other Securities	835,164	0.3
		2,216,155	0.8
	Norway: 0.1%
382,000	Other Securities	367,494	0.1
	Panama: 0.1%
250,000 (1)	Multibank, Inc., 4.375%, 11/09/2022	247,813	0.1
	Peru: 0.3%
400,000 (1)	El Fondo Mivivienda SA, 3.500%, 01/31/2023	391,240	0.2
375,000 (1)	Petroleos del Peru SA, 4.750%, 06/19/2032	356,719	0.1
		747,959	0.3
	Russia: 0.6%
500,000 (1)	Credit Bank of Moscow Via CBOM Finance PLC, 5.550%, 02/14/2023	467,330	0.2
400,000 (1)	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/2021	415,398	0.1
750,000 (1)	VimpelCom Holdings BV, 4.950%, 06/16/2024	713,467	0.3
		1,596,195	0.6
	Spain: 0.1%
350,000	Other Securities	347,379	0.1
	Sweden: 0.3%
666,000 (1)	Nordea Bank AB, 5.500%, 12/31/2199	671,828	0.3
	Switzerland: 0.4%
456,000 (1)	Credit Suisse AG, 6.500%, 08/08/2023	494,808	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Switzerland (continued)
604,000	UBS AG/Stamford CT, 7.625%, 08/17/2022	$680,225	0.2
		1,175,033	0.4
	Trinidad And Tobago: 0.1%
187,500	Other Securities	188,859	0.1
	Turkey: 0.4%
650,000 (1)	Turkiye Garanti Bankasi AS, 6.125%, 05/24/2027	630,906	0.2
500,000 (1)	Turkiye Vakiflar Bankasi TAO, 5.750%, 01/30/2023	485,900	0.2
		1,116,806	0.4
	United Arab Emirates: 0.4%
1,080,000 (1)	Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/2021	1,153,637	0.4
	United Kingdom: 1.3%
200,000 (1)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/2027	185,008	0.1
399,000 (1)	Santander UK Group Holdings PLC, 5.625%, 09/15/2045	438,030	0.1
1,000,000	Santander UK PLC, 2.375%, 03/16/2020	987,285	0.4
713,000 (1)	Standard Chartered PLC, 4.300%, 02/19/2027	695,759	0.3
270,000 (1)	Standard Chartered PLC, 5.300%, 01/09/2043	282,750	0.1
980,000	Other Securities	964,888	0.3
		3,553,720	1.3
	United States: 18.6%
225,000	Anheuser-Busch InBev Worldwide, Inc., 4.000%, 04/13/2028	224,170	0.1
1,133,000	Anheuser-Busch InBev Finance, Inc., 2.650%-4.900%, 02/01/2021-02/01/2046	1,127,492	0.4
337,000 (1)	AT&T, Inc., 4.300%, 02/15/2030	326,523	0.1
863,000	AT&T, Inc., 5.150%-5.450%, 03/15/2042-03/01/2047	870,959	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
703,000 (1)	Bank of America Corp., 3.419%, 12/20/2028	$660,132	0.2
969,000	Bank of America Corp., 3.300%-4.100%, 01/11/2023-07/24/2023	975,497	0.4
195,000 (1)	Brink’s Co/The, 4.625%, 10/15/2027	179,887	0.1
390,000 (1)	Calpine Corp., 5.250%, 06/01/2026	374,644	0.1
165,000 (1)	CCO Holdings LLC/ CCO Holdings Capital Corp., 5.125%, 05/01/2027	155,013	0.1
1,495,000	Citigroup, Inc., 4.000%-5.500%, 08/05/2024-07/25/2028	1,510,957	0.6
321,000 (1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	303,974	0.1
190,000 (1)	CommScope Technologies LLC, 5.000%, 03/15/2027	182,400	0.1
380,000 (1)	Continental Resources, Inc./OK, 4.375%, 01/15/2028	374,300	0.1
360,000 (1)	CRC Escrow Issuer LLC/CRC Finco, Inc., 5.250%, 10/15/2025	344,700	0.1
1,338,000	CVS Health Corp., 2.800%, 07/20/2020	1,330,460	0.5
600,000	CVS Health Corp., 4.300%, 03/25/2028	592,539	0.2
236,000 (1)	Dell International LLC/EMC Corp., 4.420%, 06/15/2021	240,535	0.1
581,000 (1)	Dell International LLC/EMC Corp., 5.450%, 06/15/2023	611,577	0.2
390,000 (1)	Dell International LLC/EMC Corp., 6.020%, 06/15/2026	413,681	0.2
286,000	Energy Transfer Partners L.P./Regency Energy Finance Corp., 4.500%, 11/01/2023	288,367	0.1
1,185,000	Energy Transfer Partners L.P., 4.900%, 02/01/2024	1,208,254	0.5
565,000 (1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	553,700	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States (continued)
330,000 (1)		First Data Corp., 5.750%, 01/15/2024	$335,815	0.1
600,000 (1)		Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/2019	617,390	0.2
289,000		Goldman Sachs Group, Inc./The, 2.625%, 04/25/2021	283,046	0.1
1,313,000		Goldman Sachs Group, Inc./The, 2.876%, 10/31/2022	1,280,816	0.5
170,000 (1)		Hess Infrastructure Partners L.P./Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	172,550	0.1
190,000 (1)		Hill-Rom Holdings, Inc., 5.000%, 02/15/2025	189,626	0.1
390,000 (1)		Hilton Domestic Operating Co., Inc., 5.125%, 05/01/2026	391,950	0.1
120,000 (1)		Iron Mountain, Inc., 5.250%, 03/15/2028	113,550	0.0
260,000 (1)		JBS USA LUX SA/JBS USA Finance, Inc., 5.750%, 06/15/2025	245,622	0.1
155,000 (1)		JBS USA LUX SA/JBS USA Finance, Inc., 5.875%, 07/15/2024	150,931	0.0
215,000	(1)(3)	Jonah Energy LLC/ Jonah Energy Finance Corp., 7.250%, 10/15/2025	173,075	0.1
1,258,000		JPMorgan Chase & Co., 2.550%-6.000%, 03/01/2021-12/31/2199	1,231,285	0.5
310,000 (1)		Lennar Corp., 4.750%, 11/29/2027	293,725	0.1
428,000 (1)		Metropolitan Edison Co., 4.000%, 04/15/2025	427,835	0.2
1,206,000		Morgan Stanley, 3.750%-4.100%, 02/25/2023-05/22/2023	1,213,405	0.4
365,000 (1)		Novelis Corp., 5.875%, 09/30/2026	363,175	0.1
170,000 (1)		NRG Energy, Inc., 5.750%, 01/15/2028	168,725	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States (continued)
140,000 (1)		Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	$143,675	0.1
585,000 (1)		Post Holdings, Inc., 5.000%, 08/15/2026	549,900	0.2
390,000 (1)		Quicken Loans, Inc., 5.250%, 01/15/2028	357,337	0.1
375,000	(1)(3)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	349,687	0.1
185,000 (1)		Sirius XM Radio, Inc., 5.000%, 08/01/2027	177,253	0.1
150,000 (1)		Sirius XM Radio, Inc., 5.375%, 04/15/2025	149,625	0.0
325,000 (1)		Six Flags Entertainment Corp., 5.500%, 04/15/2027	323,375	0.1
390,000 (1)		Standard Industries, Inc./NJ, 5.000%, 02/15/2027	373,425	0.1
360,000 (1)		Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	360,000	0.1
350,000 (1)		Univision Communications, Inc., 5.125%, 02/15/2025	324,083	0.1
985,000		Verizon Communications, Inc., 4.125%-4.522%, 03/16/2027-09/15/2048	931,341	0.3
430,000		Wells Fargo & Co., 4.100%, 06/03/2026	420,654	0.2
270,000 (1)		Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.500%, 03/01/2025	269,433	0.1
25,566,000 (2)		Other Securities	25,481,845	9.4
			50,713,915	18.6
		Total Corporate Bonds/Notes (Cost $83,708,473)	83,389,937	30.6
COLLATERALIZED MORTGAGE OBLIGATIONS: 10.9%
		United States: 10.9%
526,813		Alternative Loan Trust 2005-51 3A2A, 2.668%, (12MTA + 1.290%), 11/20/2035	509,984	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
259,440	Alternative Loan Trust 2007-23CB A3, 2.397%, (US0001M + 0.500%), 09/25/2037	$172,012	0.1
664,014	CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/2036	644,321	0.2
114,893	Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.397%, (US0001M + 0.500%), 11/25/2035	70,677	0.0
300,000	Countrywide Asset-Backed Certificates 2005-IM1 M1, 2.617%, (US0001M + 0.720%), 11/25/2035	295,916	0.1
375,354 (1)	CSMC Trust 2015-2 B3, 3.932%, 02/25/2045	372,098	0.1
7,145,821 (4)	Fannie Mae 2005-18 SC, 2.753%, (-1.000* US0001M + 4.650%), 03/25/2035	587,772	0.2
4,593,437 (4)	Fannie Mae 2009-106 SA, 4.353%, (-1.000* US0001M + 6.250%), 01/25/2040	633,525	0.2
500,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 4.897%, (US0001M + 3.000%), 10/25/2029	532,462	0.2
500,000	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.097%, (US0001M + 2.200%), 01/25/2030	508,931	0.2
400,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.297%, (US0001M + 2.400%), 05/25/2030	412,043	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
600,000	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.397%, (US0001M + 2.500%), 05/25/2030	$616,847	0.2
151,305	Fannie Mae REMIC Trust 2003-22 BZ, 6.000%, 04/25/2033	160,455	0.1
120,513	Fannie Mae REMIC Trust 2005-74 DK, 16.412%, (-4.000* US0001M + 24.000%), 07/25/2035	168,445	0.1
226,307	Fannie Mae REMIC Trust 2006-104 ES, 23.965%, (-5.000* US0001M + 33.450%), 11/25/2036	370,368	0.1
2,722,354 (4)	Fannie Mae REMIC Trust 2007-36 SN, 4.873%, (-1.000* US0001M + 6.770%), 04/25/2037	431,477	0.2
276,204	Fannie Mae REMIC Trust 2007-55 DS, 10.257%, (-2.500* US0001M + 15.000%), 06/25/2037	290,046	0.1
2,460,906 (4)	Fannie Mae REMIC Trust 2008-53 FI, 4.203%, (-1.000* US0001M + 6.100%), 07/25/2038	210,428	0.1
1,121,312 (4)	Fannie Mae REMIC Trust 2008-58 SM, 4.203%, (-1.000* US0001M + 6.100%), 07/25/2038	151,742	0.1
147,528	Fannie Mae REMIC Trust 2009-66 SL, 9.544%, (-3.333* US0001M + 15.833%), 09/25/2039	169,247	0.1
93,200	Fannie Mae REMIC Trust 2009-66 SW, 9.710%, (-3.333* US0001M + 16.000%), 09/25/2039	108,679	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
8,532,943 (4)	Fannie Mae REMIC Trust 2010-123 SL, 4.173%, (-1.000* US0001M + 6.070%), 11/25/2040	$1,105,853	0.4
7,137,906 (4)	Fannie Mae REMIC Trust 2011-55 SK, 4.663%, (-1.000* US0001M + 6.560%), 06/25/2041	1,144,338	0.4
3,178,142 (4)	Fannie Mae REMIC Trust 2011-86 NS, 4.053%, (-1.000* US0001M + 5.950%), 09/25/2041	395,737	0.1
1,258,217 (4)	Fannie Mae REMIC Trust 2012-10 US, 4.553%, (-1.000* US0001M + 6.450%), 02/25/2042	167,079	0.1
3,742,095 (4)	Fannie Mae REMIC Trust 2012-24 HS, 4.653%, (-1.000* US0001M + 6.550%), 09/25/2040	482,516	0.2
2,821,774 (4)	Fannie Mae REMIC Trust 2013-31 PI, 4.500%, 02/25/2043	419,278	0.1
1,342,778 (4)	Fannie Mae Series 2007-9 SE, 4.183%, (-1.000* US0001M + 6.080%), 03/25/2037	175,152	0.1
1,995,003 (4)	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/2033	269,551	0.1
304,898 (4)	Freddie Mac REMIC Trust 2303 SY, 6.803%, (-1.000* US0001M + 8.700%), 04/15/2031	61,958	0.0
2,157,127 (4)	Freddie Mac REMIC Trust 2989 GU, 5.103%, (-1.000* US0001M + 7.000%), 02/15/2033	311,569	0.1
1,815,758 (4)	Freddie Mac REMIC Trust 3271 SB, 4.153%, (-1.000* US0001M + 6.050%), 02/15/2037	228,000	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
5,066,017 (4)	Freddie Mac REMIC Trust 3424 HI, 4.003%, (-1.000* US0001M + 5.900%), 04/15/2038	$636,119	0.2
1,645,858 (4)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	287,537	0.1
2,336,152 (4)	Freddie Mac REMIC Trust 3710 SL, 4.103%, (-1.000* US0001M + 6.000%), 05/15/2036	102,179	0.0
8,009,209 (4)	Freddie Mac REMIC Trust 3856 KS, 4.653%, (-1.000* US0001M + 6.550%), 05/15/2041	1,266,764	0.5
3,032,145 (4)	Freddie Mac REMIC Trust 3925 SD, 4.153%, (-1.000* US0001M + 6.050%), 07/15/2040	340,724	0.1
3,287,783 (4)	Freddie Mac REMIC Trust 3946 SE, 4.753%, (-1.000* US0001M + 6.650%), 02/15/2041	444,917	0.2
5,160,888 (4)	Freddie Mac REMIC Trust 4077 SM, 4.803%, (-1.000* US0001M + 6.700%), 08/15/2040	647,570	0.3
1,717,255 (4)	Freddie Mac REMIC Trust 4152 BI, 4.000%, 12/15/2041	246,022	0.1
3,142,579 (4)	Freddie Mac REMIC Trust 4313 MI, 5.000%, 04/15/2039	590,189	0.2
300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.597%, (US0001M + 4.700%), 04/25/2028	360,352	0.1
400,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.397%, (US0001M + 2.500%), 03/25/2030	415,342	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.547%, (US0001M + 2.650%), 12/25/2029	$623,007	0.2
156,051	Freddie Mac Whole Loan Securities Trust 2016-SC02 M1, 3.603%, 10/25/2046	155,750	0.1
111,014	Ginnie Mae Series 2007-37 S, 18.345%, (-3.667* US0001M + 25.300%), 04/16/2037	125,795	0.0
454,930	Ginnie Mae Series 2007-8 SP, 15.897%, (-3.242* US0001M + 22.050%), 03/20/2037	615,656	0.2
2,999,485 (4)	Ginnie Mae Series 2010-116 NS, 4.753%, (-1.000* US0001M + 6.650%), 09/16/2040	396,700	0.1
2,570,772 (4)	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/2038	107,076	0.0
933,013 (4)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/2039	127,764	0.1
5,384,463 (4)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/2026	514,621	0.2
1,487,893 (4)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/2040	201,873	0.1
2,435,905 (4)	Ginnie Mae Series 2013-115 NI, 4.500%, 01/16/2043	408,033	0.2
2,129,871 (4)	Ginnie Mae Series 2013-5 NI, 3.000%, 01/20/2028	183,594	0.1
4,033,804 (4)	Ginnie Mae Series 2015-178 GI, 4.000%, 05/20/2044	665,631	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
486,938	GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 2.107%, (US0001M + 0.210%), 04/25/2036	$447,536	0.2
393,801 (1)	JP Morgan Mortgage Trust 2017-3 B1, 3.871%, 08/25/2047	388,393	0.1
256,537	Lehman XS Trust Series 2005-5N 1A2, 2.257%, (US0001M + 0.360%), 11/25/2035	228,438	0.1
273,494 (1)	Sequoia Mortgage Trust 2014-3 B3, 3.930%, 10/25/2044	273,320	0.1
384,424 (1)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	388,380	0.2
16,671,130 (4)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 0.733%, 08/25/2045	379,270	0.1
98,244	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.330%, 10/25/2036	95,998	0.0
366,509	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.308%, 08/25/2046	347,025	0.1
702,058	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.296%, 12/25/2036	675,662	0.3
223,742	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.110%, 04/25/2037	204,713	0.1
917,102	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	835,136	0.3
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
240,241	Wells Fargo Alternative Loan 2007-PA2 2A1, 2.327%, (US0001M + 0.430%), 06/25/2037	$202,189	0.1
264,228	Wells Fargo Mortgage Backed Securities 2006-8 A15, 6.000%, 07/25/2036	266,618	0.1
337,431	Wells Fargo Mortgage Backed Securities 2006-AR17 A1, 3.629%, 10/25/2036	330,581	0.1
75,228	Wells Fargo Mortgage Backed Securities 2006-AR17 A2, 3.629%, 10/25/2036	73,701	0.0
441,423	Wells Fargo Mortgage Backed Securities 2006-AR7 2A1, 4.129%, 05/25/2036	451,877	0.2
442,725	Wells Fargo Mortgage Backed Securities 2006-AR8 3A2, 3.773%, 04/25/2036	440,161	0.2
569,716 (1)	WinWater Mortgage Loan Trust 2015-5 B4, 3.798%, 08/20/2045	545,604	0.2
1,627,433	Other Securities	1,474,017	0.5
	Total Collateralized Mortgage Obligations (Cost $29,631,262)	29,690,340	10.9
ASSET-BACKED SECURITIES:4.8%
	Cayman Islands: 3.5%
640,000 (1)	ALM VII R-2 Ltd. 2013-7R2A A2R, 4.348%, (US0003M + 2.000%), 10/15/2027	641,759	0.2
430,000 (1)	Apidos CLO XI 2012-11A BR, 4.303%, (US0003M + 1.950%), 01/17/2028	430,896	0.2
390,000 (1)	Apidos CLO XVII 2014-17A A2R, 4.203%, (US0003M + 1.850%), 04/17/2026	390,044	0.1
680,000 (1)	Apidos CLO XVII 2014-17A BR, 4.853%, (US0003M + 2.500%), 04/17/2026	680,012	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Cayman Islands (continued)
250,000 (1)	ArrowMark Colorado Holdings 2017-7A C, 3.504%, (US0003M + 1.900%), 07/15/2030	$247,394	0.1
400,000 (1)	Avery Point IV CLO Ltd. 2014-1A CR, 4.710%, (US0003M + 2.350%), 04/25/2026	400,897	0.1
250,000 (1)	Babson CLO Ltd. 2014-IA BR, 4.559%, (US0003M + 2.200%), 07/20/2025	250,388	0.1
930,000 (1)	BlueMountain CLO 2012-2A BR, 3.785%, (US0003M + 1.900%), 11/20/2028	932,583	0.4
600,000 (1)	BlueMountain CLO 2014-4A B1R, 3.834%, (US0003M + 1.850%), 11/30/2026	600,163	0.2
550,000 (1)	BlueMountain CLO 2014-4A CR, 4.534%, (US0003M + 2.550%), 11/30/2026	552,075	0.2
1,160,000 (1)	Bristol Park CLO Ltd. 2016-1A B, 4.248%, (US0003M + 1.900%), 04/15/2029	1,165,505	0.4
530,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2012-4A BR, 4.259%, (US0003M + 1.900%), 01/20/2029	531,537	0.2
500,000 (1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 4.612%, (US0003M + 2.250%), 07/23/2030	500,963	0.2
950,000 (1)	Dryden 33 Senior Loan Fund 2014-33A BR, 4.198%, (US0003M + 1.850%), 10/15/2028	952,344	0.3
250,000 (1)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 4.448%, (US0003M + 2.100%), 04/15/2026	250,102	0.1
630,000 (1)	Palmer Square Loan Funding 2017-1A D Ltd., 7.198%, (US0003M + 4.850%), 10/15/2025	615,087	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Cayman Islands (continued)
250,000 (1)	Palmer Square Loan Funding 2018-1A C Ltd., 4.073%, (US0003M + 1.850%), 04/15/2026	$245,354	0.1
250,000 (1)	THL Credit Wind River 2017-4A C CLO Ltd., 3.635%, (US0003M + 1.750%), 11/20/2030	250,034	0.1
		9,637,137	3.5
	United States: 1.3%
570,022 (5)	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 4.985%, 03/25/2036	415,404	0.2
1,180,000 (1)	Invitation Homes 2018-SFR1 D Trust, 3.346%, (US0001M + 1.450%), 03/17/2037	1,183,762	0.4
300,000 (1)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	289,041	0.1
300,000 (1)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	289,055	0.1
1,160,000 (1)	OHA Loan Funding Ltd. 2016-1A B1, 4.159%, (US0003M + 1.800%), 01/20/2028	1,162,520	0.4
200,000 (1)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	186,697	0.1
		3,526,479	1.3
	Total Asset-Backed Securities (Cost $13,193,125)	13,163,616	4.8
U.S. GOVERNMENT AGENCY OBLIGATIONS(6): 1.3%
	Federal Home Loan Mortgage Corporation: 0.3%(6)
813,278	4.000%, 09/01/2045-05/01/2046	832,498	0.3
	Federal National Mortgage Association: 0.6%(6)
1,652,976	2.500%-5.000%, 06/01/2030-05/01/2045	1,719,209	0.6
	Government National Mortgage Association: 0.4%
918,357	4.500%-5.500%, 03/20/2039-10/20/2060	946,528	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS(6): (continued)
	Government National Mortgage Association (continued)
	Total U.S. Government Agency Obligations (Cost $3,571,555)	$3,498,235	1.3
COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.5%
	United States: 9.5%
7,864,069 (4)	BANK 2017-BNK5 XA, 1.242%, 06/15/2060	537,976	0.2
246,909	Banc of America Commercial Mortgage Trust 2007-3 B, 5.871%, 06/10/2049	248,935	0.1
2,416,976 (4)	Barclays Commercial Mortgage Trust 2017-C1 XA, 1.687%, 02/15/2050	238,834	0.1
100,150 (1)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/2041	100,225	0.0
126,000 (1)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/2041	125,356	0.1
127,000 (1)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/2041	124,973	0.0
260,000 (1)	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.912%, 04/12/2038	268,896	0.1
640,984 (1)	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/2018	639,762	0.3
3,378,717 (4)	CD 2016-CD1 Mortgage Trust XA, 1.567%, 08/10/2049	289,605	0.1
14,639,567 (4)	CFCRE Commercial Mortgage Trust 2016-C7 XA, 0.932%, 12/10/2054	769,459	0.3
8,245,654 (4)	Citigroup Commercial Mortgage Trust 2013-GC15 XA, 1.294%, 09/10/2046	262,590	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
8,581,000 (4)		Citigroup Commercial Mortgage Trust 2016-C2 XB, 0.998%, 08/10/2049	$527,888	0.2
3,620,788 (4)		Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.272%, 10/12/2050	268,788	0.1
230,000		Citigroup Commercial Mortgage Trust 2017-P8 C, 4.414%, 09/15/2050	224,425	0.1
5,441,048 (4)		COMM 2012-CR1 XA, 2.051%, 05/15/2045	329,544	0.1
17,577,335	(1)(4)	COMM 2012-LTRT XA, 1.131%, 10/05/2030	578,465	0.2
11,333,360 (4)		COMM 2013-CCRE13 XA, 1.058%, 11/10/2046	342,481	0.1
5,494,679 (4)		COMM 2014-UBS2 XA, 1.514%, 03/10/2047	270,803	0.1
300,000		COMM 2016-COR1 C, 4.540%, 10/10/2049	290,912	0.1
7,314,174 (4)		COMM 2016-CR28 XA, 0.682%, 02/10/2049	282,215	0.1
1,000,000		COMM 2017-COR2 C, 4.715%, 09/10/2050	996,351	0.4
13,044,234 (4)		CSAIL 2017-CX9 XA Commercial Mortgage Trust, 1.039%, 09/15/2050	634,318	0.2
350,000	(1)(7)	DBRR Re-REMIC Trust 2015-FRR1 B711 0.00%, 08/28/2045	$328,630	0.1
3,747,999	(1)(4)	DBUBS 2011-LC1A XA, 0.906%, 11/10/2046	50,055	0.0
370,000 (1)		DBUBS 2011-LC2A D, 5.719%, 07/10/2044	382,952	0.2
530,000 (1)		DBJPM 16-C3 Mortgage Trust, 3.635%, 09/10/2049	441,111	0.2
6,440,000 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K010 X3, 4.781%, 11/25/2044	685,625	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
4,300,000 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.910%, 01/25/2043	$308,530	0.1
11,825,932 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K704 X1, 2.077%, 08/25/2018	22,544	0.0
8,087,203 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K711 X3, 1.675%, 08/25/2040	164,460	0.1
354,000 (1)		FREMF 2013-K30 C Mortgage Trust, 3.669%, 06/25/2045	341,973	0.1
396,050 (1)		GCCFC Commercial Mortgage Trust 2004-GG1 F, 6.598%, 06/10/2036	392,972	0.2
450,000 (1)		GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	405,119	0.1
4,433,428 (4)		GS Mortgage Securities Trust 2012-GCJ7 XA, 2.407%, 05/10/2045	241,238	0.1
6,203,884 (4)		GS Mortgage Securities Trust 2013-GC16 XA, 1.561%, 11/10/2046	227,697	0.1
1,500,000 (1)		GS Mortgage Securities Trust 2016-GS4 E, 3.924%, 11/10/2049	1,054,453	0.4
7,783,736 (4)		GS Mortgage Securities Trust 2017-GS6 XA, 1.196%, 05/10/2050	592,980	0.2
5,790,000	(1)(4)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.413%, 12/15/2047	82,052	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
455,256		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.463%, 06/12/2041	$463,503	0.2
10,926,033 (4)		JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.653%, 06/15/2045	464,343	0.2
750,000		JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 C, 4.272%, 12/15/2047	735,453	0.3
770,000 (1)		JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 D, 4.187%, 01/15/2046	724,671	0.2
735,000		JPMBB Commercial Mortgage Securities Trust 2014-C18 AS, 4.439%, 02/15/2047	759,452	0.3
1,213,880 (1)		JPMBB Commercial Mortgage Securities Trust 2014-C24 ESK, 9.989%, 11/15/2047	1,200,595	0.4
1,120,000 (1)		JPMCC Commercial Mortgage Securities Trust 2017-JP6 D, 4.755%, 07/15/2050	1,075,018	0.4
61,205 (1)		LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.851%, 02/15/2040	60,988	0.0
5,809,426	(1)(4)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.390%, 03/10/2050	269,305	0.1
21,550,000	(1)(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XB, 0.586%, 12/15/2047	621,472	0.2
930,000 (1)		Morgan Stanley Capital I Trust 2011-C1 E, 5.600%, 09/15/2047	963,778	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2018 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
9,109,127	(1)(4)	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 2.055%, 08/10/2049	$611,854	0.2
13,371,394 (4)		Wells Fargo Commercial Mortgage Trust 2016-C37, 1.175%, 12/15/2049	720,787	0.3
630,000 (1)		WFRBS Commercial Mortgage Trust 2013-C11 F, 4.414%, 03/15/2045	483,674	0.2
990,000 (1)		WFRBS Commercial Mortgage Trust 2013-C11 G, 4.414%, 03/15/2045	384,323	0.1
1,962,769	(1)(4)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.417%, 03/15/2048	92,041	0.0
13,301,819 (4)		WFRBS Commercial Mortgage Trust 2013-C16 XA, 1.009%, 09/15/2046	395,177	0.2
11,074,047 (4)		WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 1.170%, 03/15/2046	293,853	0.1
16,640,620 (4)		WFRBS Commercial Mortgage Trust 2014-C19 XA, 1.283%, 03/15/2047	740,373	0.3
640,000		Other Securities	626,520	0.2
		Total Commercial Mortgage-Backed Securities (Cost $26,015,911)	25,762,372	9.5
U.S. TREASURY OBLIGATIONS: 7.4%
		U.S. Treasury Bonds: 1.0%
2,429,000		2.750%, 11/15/2047	2,258,021	0.8
392,000		2.750%-3.000%, 02/15/2028-11/15/2045	385,402	0.2
			2,643,423	1.0
		U.S. Treasury Notes: 6.4%
1,910,000		1.250%, 03/31/2019	1,892,728	0.7
3,846,000		1.875%, 03/31/2022	3,724,986	1.4
1,900,000		2.125%, 03/31/2024	1,824,037	0.7
2,115,000		2.375%, 04/30/2020	2,110,374	0.8
Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	U.S. Treasury Notes (continued)
1,397,000	2.375%, 04/15/2021	$1,387,341	0.5
1,274,000	2.750%, 04/30/2023	1,271,387	0.4
5,098,000	2.875%, 04/30/2025	5,086,649	1.8
257,000	1.375%-1.750%, 03/31/2019-01/31/2023	253,420	0.1
		17,550,922	6.4
	Total U.S. Treasury Obligations (Cost $20,381,449)	20,194,345	7.4
FOREIGN GOVERNMENT BONDS: 24.5%
	Argentina: 1.1%
ARS 25,375,000	Argentine Bonos del Tesoro, 18.200%-21.200%, 09/19/2018-10/03/2021	1,194,652	0.4
1,420,000	Argentine Republic Government International Bond, 6.875%, 04/22/2021	1,492,952	0.6
275,000	Argentine Republic Government International Bond, 6.875%, 01/26/2027	274,038	0.1
		2,961,642	1.1
	Brazil: 2.2%
BRL 13,987,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2021	4,190,403	1.5
BRL 5,100,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2023	1,514,909	0.6
250,000	Other Securities	270,875	0.1
		5,976,187	2.2
	Canada: 0.3%
CAD 880,000	Canadian Government Bond, 3.500%, 12/01/2045	837,102	0.3
	Chile: 0.3%
CLP 555,000,000	Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	915,919	0.3
	Colombia: 0.5%
1,147,000	Colombia Government International Bond, 2.625%-8.125%, 03/15/2023-05/21/2024	1,253,377	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
	Croatia: 0.1%
300,000	Other Securities	$322,377	0.1
	Dominican Republic: 0.2%
461,000 (1)	Dominican Republic International Bond, 6.600%, 01/28/2024	492,118	0.2
	Ecuador: 0.2%
500,000	Other Securities	444,375	0.2
	Egypt: 0.1%
300,000	Other Securities	308,430	0.1
	Germany: 1.0%
EUR 1,570,000	Bundesrepublik Deutschland Bundesanleihe, 2.500%, 08/15/2046	2,486,887	0.9
EUR 70,000	Bundesrepublik Deutschland Bundesanleihe, 0.000%-1.000%, 08/15/2025-08/15/2026	86,054	0.0
EUR 170,000	Other Securities	207,263	0.1
		2,780,204	1.0
	Hungary: 0.5%
EUR 850,000	Hungary Government International Bond, 1.750%, 10/10/2027	1,042,974	0.4
336,000	Hungary Government International Bond, 5.375%-7.625%, 02/21/2023-03/29/2041	397,567	0.1
		1,440,541	0.5
	Indonesia: 1.6%
300,000 (1)	Indonesia Government International Bond, 4.125%, 01/15/2025	300,101	0.1
650,000 (1)	Indonesia Government International Bond, 4.750%, 01/08/2026	671,728	0.2
IDR 6,513,000,000	Indonesia Treasury Bond, 7.500%, 08/15/2032	479,141	0.2
IDR 36,000,000,000	Indonesia Treasury Bond, 10.250%, 07/15/2022	2,923,989	1.1
		4,374,959	1.6
	Italy: 7.3%
EUR 5,420,000	Italy Buoni Poliennali Del Tesoro, 2.200%, 06/01/2027	6,846,156	2.5
Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
	Italy (continued)
EUR 8,800,000	Italy Buoni Poliennali Del Tesoro, 4.500%, 03/01/2026	$13,079,874	4.8
		19,926,030	7.3
	Ivory Coast: 0.1%
307,125	Other Securities	294,863	0.1
	Lebanon: 0.1%
244,000	Other Securities	231,336	0.1
	Mexico: 1.6%
MXN 61,900,000	Mexican Bonos, 6.500%, 06/10/2021	3,232,778	1.2
MXN 18,590,000	Mexican Bonos, 7.750%, 05/29/2031	1,008,780	0.3
175,000 (2)	Other Securities	177,078	0.1
		4,418,636	1.6
	Morocco: 0.1%
200,000	Other Securities	201,427	0.1
	Nigeria: 0.1%
200,000	Other Securities	215,914	0.1
	Panama: 0.2%
515,000	Other Securities	587,600	0.2
	Peru: 0.5%
PEN 4,000,000	Peruvian Government International Bond, 6.350%, 08/12/2028	1,337,024	0.5
75,000	Peruvian Government International Bond, 5.625%, 11/18/2050	87,788	0.0
		1,424,812	0.5
	Poland: 0.9%
PLN 7,500,000	Republic of Poland Government Bond, 3.250%, 07/25/2025	2,193,577	0.8
375,000	Other Securities	365,402	0.1
		2,558,979	0.9
	Romania: 0.0%
EUR 110,000	Other Securities	130,874	0.0
	Russia: 2.5%
RUB 86,000,000	Russian Federal Bond - OFZ, 7.500%, 08/18/2021	1,402,877	0.5
RUB 94,000,000	Russian Federal Bond - OFZ, 7.600%, 07/20/2022	1,539,892	0.6
RUB 192,000,000	Russian Federal Bond - OFZ, 7.750%, 09/16/2026	3,170,938	1.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
	Russia (continued)
600,000 (1)	Russian Foreign Bond - Eurobond, 4.875%, 09/16/2023	$622,200	0.2
		6,735,907	2.5
	Saudi Arabia: 0.2%
200,000 (1)	KSA Sukuk Ltd., 3.628%, 04/20/2027	189,657	0.1
275,000 (1)	Saudi Government International Bond, 4.500%, 04/17/2030	271,744	0.1
		461,401	0.2
	Sri Lanka: 0.1%
200,000 (1)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	203,260	0.1
	Turkey: 0.2%
461,000	Other Securities	506,191	0.2
	Ukraine: 0.2%
525,000	Other Securities	484,312	0.2
	United Kingdom: 2.2%
GBP 1,020,000	United Kingdom Gilt, 2.000%, 09/07/2025	1,480,420	0.5
GBP 2,480,000	United Kingdom Gilt, 3.500%, 01/22/2045	4,600,003	1.7
		6,080,423	2.2
	Uruguay: 0.1%
150,000	Other Securities	173,694	0.1
	Vietnam: 0.0%
125,000	Other Securities	131,708	0.0
	Total Foreign Government Bonds (Cost $67,305,931)	66,874,598	24.5

	Value	Percentage of Net Assets
PURCHASED OPTIONS(8): 0.3%
Total Purchased Options
(Cost $1,254,617)	915,997	0.3
Total Long-Term Investments
(Cost $245,062,323)	243,489,440	89.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 10.6%
	Commercial Paper: 6.5%
5,000,000	Consolidated E., 2.050%, 05/04/2018	4,998,888	1.9
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
5,000,000	Duke Energy Co., 2.230%, 05/03/2018	$4,999,094	1.9
5,000,000	Glaxosmithklin, 1.820%, 05/09/2018	4,997,773	1.8
2,500,000	Marriott Intl., 2.220%, 05/01/2018	2,499,850	0.9
		17,495,605	6.5
	Securities Lending Collateral(9): 0.8%
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 04/30/18, 1.71%, due 05/01/18 (Repurchase Amount $1,000,047, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,020,000, due 05/25/18-03/20/68)	1,000,000	0.3
1,000,000	HSBC Securities USA, Repurchase Agreement dated 04/30/18, 1.72%, due 05/01/18 (Repurchase Amount $1,000,047, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $1,020,001, due 03/01/22-04/01/48)	1,000,000	0.4
280,391	Nomura Securities, Repurchase Agreement dated 04/30/18, 1.72%, due 05/01/18 (Repurchase Amount $280,404, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $285,999, due 08/15/18-02/15/48)	280,391	0.1
		2,280,391	0.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2018 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 3.3%
9,006,000 (10)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.610% (Cost $9,006,000)	$9,006,000	3.3
	Total Short-Term Investments (Cost $28,783,023)	28,781,996	10.6
	Total Investments in Securities (Cost $273,845,346)	$272,271,436	99.9
	Assets in Excess of Other Liabilities	223,539	0.1
	Net Assets	$272,494,975	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
The grouping contains securities on loan.

(3)
Security, or a portion of the security, is on loan.

(4)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(5)
Security has certain features based on future events that may cause the coupon to change. Rate shown is the rate in effect as of April 30, 2018.

(6)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(7)
Represents a zero coupon bond. Rate shown reflects the effective yield as of April 30, 2018.

(8)
The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.

(9)
Represents securities purchased with cash collateral received for securities on loan.

(10)
Rate shown is the 7-day yield as of April 30, 2018.

ARS
Argentine Peso

BRL
Brazilian Real

CAD
Canadian Dollar

CLP
Chilean Peso

EUR
EU Euro

GBP
British Pound

IDR
Indonesian Rupiah

MXN
Mexican Peso

PEN
Peruvian Nuevo Sol

PLN
Polish Zloty

RUB
Russian Ruble

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR
Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	24.5%
Collateralized Mortgage Obligations	10.9
Commercial Mortgage-Backed Securities	9.5
Financial	9.4
U.S. Treasury Obligations	7.4
Energy	5.2
Other Asset-Backed Securities	4.8
Consumer, Non-cyclical	4.3
Communications	4.1
Utilities	2.4
Consumer, Cyclical	1.9
Basic Materials	1.4
U.S. Government Agency Obligations	1.3
Technology	1.0
Industrial	0.9
Purchased Options	0.3
Short-Term Investments	10.6
Assets in Excess of Other Liabilities	0.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2018 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Asset Table
Investments, at fair value
Purchased Options	$—	$915,997	$—	$915,997
Corporate Bonds/Notes	—	83,389,937	—	83,389,937
Collateralized Mortgage Obligations	—	29,690,340	—	29,690,340
Asset-Backed Securities	—	13,163,616	—	13,163,616
U.S. Treasury Obligations	—	20,194,345	—	20,194,345
U.S. Government Agency Obligations	—	3,498,235	—	3,498,235
Foreign Government Bonds	—	66,874,598	—	66,874,598
Commercial Mortgage-Backed Securities	—	25,762,372	—	25,762,372
Short-Term Investments	9,006,000	19,775,996	—	28,781,996
Total Investments, at fair value	$9,006,000	$263,265,436	$—	$272,271,436
Other Financial Instruments+
Centrally Cleared Swaps	—	8,651,081	—	8,651,081
Forward Foreign Currency Contracts	—	1,367,750	—	1,367,750
Forward Premium Swaptions	—	318,284	—	318,284
Futures	500,167	—	—	500,167
Total Assets	$9,506,167	$273,602,551	$—	$283,108,718
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(3,545,518)	$—	$(3,545,518)
Forward Foreign Currency Contracts	—	(3,848,614)	—	(3,848,614)
Forward Premium Swaptions	—	(227,611)	—	(227,611)
Futures	(42,550)	—	—	(42,550)
Written Options	—	(3,449,014)	—	(3,449,014)
Total Liabilities	$(42,550)	$(11,070,757)	$—	$(11,113,307)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At April 30, 2018, the following forward foreign currency contracts were outstanding for Voya Global Bond Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 3,647,723	MXN 69,784,949	Barclays Bank PLC	05/18/18	$(73,731)
GBP 404,672	USD 566,000	Barclays Bank PLC	05/18/18	(8,454)
EUR 37,671,162	USD 46,622,545	Barclays Bank PLC	05/18/18	(1,075,416)
USD 7,159,000	CAD 9,153,216	Barclays Bank PLC	05/18/18	27,679
BRL 1,812,333	USD 532,000	Barclays Bank PLC	05/18/18	(15,496)
USD 4,919,360	NZD 6,708,798	Barclays Bank PLC	05/18/18	199,361
USD 460,332	CLP 276,014,913	Barclays Bank PLC	05/18/18	10,349
AUD 951,367	USD 740,000	Barclays Bank PLC	05/18/18	(23,745)
AUD 15,844,643	USD 12,301,229	Barclays Bank PLC	05/18/18	(372,292)
USD 689,931	SEK 5,790,852	Barclays Bank PLC	05/18/18	27,800
JPY 4,336,866,786	USD 40,558,215	Barclays Bank PLC	05/18/18	(842,993)
COP 14,174,335	USD 4,911	Barclays Bank PLC	05/18/18	134
CHF 1,049,220	USD 1,087,000	Barclays Bank PLC	05/18/18	(26,772)
CLP 5,306,125	USD 8,772	Barclays Bank PLC	05/18/18	(122)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2018 (Unaudited) (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF 654,065	USD 679,843	Barclays Bank PLC	05/18/18	(18,916)
USD 1,689,014	IDR 23,573,568,019	Barclays Bank PLC	07/13/18	9,562
USD 1,979,000	IDR 27,644,057,300	Barclays Bank PLC	07/13/18	9,554
KRW 3,393,212,979	USD 3,146,234	Barclays Bank PLC	07/13/18	28,792
ZAR 431,789	USD 35,289	Barclays Bank PLC	08/10/18	(1,101)
MXN 2,762,469	USD 144,008	BNP Paribas	05/18/18	3,308
USD 896,000	BRL 2,951,397	BNP Paribas	05/18/18	54,869
ARS 40,496,260	USD 1,939,012	BNP Paribas	05/18/18	2,639
USD 3,304,000	NZD 4,694,778	Citibank N.A.	05/18/18	972
USD 1,529,000	EUR 1,232,462	Citibank N.A.	05/18/18	38,865
USD 3,631,000	EUR 2,962,401	Citibank N.A.	05/18/18	49,246
USD 973,000	NOK 7,669,860	Citibank N.A.	05/18/18	16,394
USD 1,924,000	AUD 2,546,923	Citibank N.A.	05/18/18	6,501
USD 1,603,360	PEN 5,234,649	Citibank N.A.	05/18/18	(5,025)
GBP 530,742	USD 755,000	Citibank N.A.	05/18/18	(23,758)
NZD 1,953,454	USD 1,430,000	Citibank N.A.	05/18/18	(55,641)
USD 1,296,000	NOK 10,051,083	Citibank N.A.	05/18/18	42,402
THB 22,350,149	USD 714,654	Citibank N.A.	07/13/18	(4,907)
USD 1,344,000	CZK 27,917,756	Citibank N.A.	08/10/18	19,025
USD 1,344,000	CZK 27,940,161	Citibank N.A.	08/10/18	17,961
CHF 415,775	USD 427,000	Credit Suisse International	05/18/18	(6,863)
USD 1,930,000	AUD 2,552,110	Deutsche Bank AG	05/18/18	8,596
USD 5,837,000	NOK 45,887,068	Deutsche Bank AG	05/18/18	113,841
NOK 47,097,773	USD 6,063,873	Deutsche Bank AG	05/18/18	(189,711)
GBP 2,687,703	USD 3,756,000	Deutsche Bank AG	05/18/18	(52,959)
JPY 233,102,628	USD 2,158,000	Deutsche Bank AG	05/18/18	(23,343)
USD 1,003,000	AUD 1,331,431	Deutsche Bank AG	05/18/18	607
NZD 11,345,150	USD 8,139,000	Goldman Sachs International	05/18/18	(157,080)
GBP 3,873,047	USD 5,552,159	Goldman Sachs International	05/18/18	(215,984)
NZD 2,000,700	USD 1,417,000	Goldman Sachs International	05/18/18	(9,400)
USD 1,314,000	CAD 1,686,823	Goldman Sachs International	05/18/18	(213)
AUD 72,361	USD 55,000	Goldman Sachs International	05/18/18	(522)
MYR 10,710,908	USD 2,732,723	Goldman Sachs International	07/13/18	(24,665)
USD 1,462,192	RUB 91,739,880	Goldman Sachs International	08/10/18	22,774
HUF 60,187,366	USD 240,091	Goldman Sachs International	08/10/18	(6,835)
USD 1,462,405	RUB 91,739,880	Goldman Sachs International	08/10/18	22,987
USD 166,000	RUB 10,374,061	Goldman Sachs International	08/10/18	3,229
USD 1,462,114	RUB 91,739,880	Goldman Sachs International	08/10/18	22,696
USD 1,462,138	RUB 91,739,880	Goldman Sachs International	08/10/18	22,720
CLP 1,268,555,095	USD 2,105,000	HSBC Bank USA N.A.	05/18/18	(36,892)
USD 86,000	AUD 112,561	HSBC Bank USA N.A.	05/18/18	1,256
USD 56,000	HKD 438,183	HSBC Bank USA N.A.	07/13/18	77
CZK 61,609,462	USD 3,017,326	HSBC Bank USA N.A.	08/10/18	(93,344)
USD 5,190	RON 19,487	HSBC Bank USA N.A.	08/10/18	142
TRY 32,089	USD 7,566	HSBC Bank USA N.A.	08/10/18	90
USD 1,652,977	PLN 5,589,478	HSBC Bank USA N.A.	08/10/18	57,261
USD 460,255	CLP 276,014,913	JPMorgan Chase Bank N.A.	05/18/18	10,272
USD 1,555,000	EUR 1,254,692	JPMorgan Chase Bank N.A.	05/18/18	37,988
USD 697,000	CAD 873,657	JPMorgan Chase Bank N.A.	05/18/18	16,329
USD 6,204,679	BRL 20,366,237	JPMorgan Chase Bank N.A.	05/18/18	400,423
CHF 1,996,682	USD 2,072,000	JPMorgan Chase Bank N.A.	05/18/18	(54,369)
USD 1,952,568	ARS 40,496,260	JPMorgan Chase Bank N.A.	05/18/18	10,917
NZD 1,868,981	USD 1,372,000	JPMorgan Chase Bank N.A.	05/18/18	(57,072)
CAD 15,106,892	USD 12,028,328	JPMorgan Chase Bank N.A.	05/18/18	(258,465)
GBP 495,933	USD 692,000	JPMorgan Chase Bank N.A.	05/18/18	(8,717)
NZD 2,817,391	USD 1,989,000	JPMorgan Chase Bank N.A.	05/18/18	(6,815)
DKK 4,946,164	USD 821,977	JPMorgan Chase Bank N.A.	05/18/18	(19,268)
AUD 1,279,003	USD 973,000	JPMorgan Chase Bank N.A.	05/18/18	(10,079)
USD 122,000	EUR 100,066	JPMorgan Chase Bank N.A.	05/18/18	1,013
USD 2,782,000	EUR 2,274,008	JPMorgan Chase Bank N.A.	05/18/18	32,562
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2018 (Unaudited) (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NZD 2,725,843	USD 1,927,000	JPMorgan Chase Bank N.A.	05/18/18	(9,224)
USD 1,276,000	CAD 1,635,838	JPMorgan Chase Bank N.A.	05/18/18	1,510
USD 17,615	EUR 14,570	Morgan Stanley	05/02/18	20
USD 9,570	JPY 1,045,000	Morgan Stanley	05/02/18	11
USD 1,442,000	AUD 1,903,513	Morgan Stanley	05/18/18	8,904
NZD 3,888,940	USD 2,782,000	Morgan Stanley	05/18/18	(45,922)
KRW 297,983,000	USD 280,000	Morgan Stanley	07/13/18	(1,178)
SGD 763,827	USD 580,573	Morgan Stanley	07/13/18	(3,568)
HKD 750,439	USD 96,156	Morgan Stanley	07/13/18	(382)
ILS 1,112,138	USD 318,301	Morgan Stanley	08/10/18	(7,375)
USD 256,047	EUR 206,716	Toronto Dominion Securities	05/18/18	6,112
				$(2,480,864)

At April 30, 2018, the following futures contracts were outstanding for Voya Global Bond Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	35	06/07/18	$6,912,171	$100,719
Australia 10-Year Bond	13	06/15/18	1,251,694	2,729
Australia 3-Year Bond	67	06/15/18	5,594,497	(7,329)
Canada 10-Year Bond	36	06/20/18	3,685,658	20,743
CBOE Volatility Index	82	06/20/18	1,387,850	(8,073)
Euro-Bobl 5-Year	47	06/07/18	7,435,182	23,064
Euro-Bund	42	06/07/18	8,051,154	64,074
Euro-Schatz	167	06/07/18	22,569,775	15,617
Long Gilt	39	06/27/18	6,564,340	51,403
Short Gilt	23	06/27/18	3,280,422	(193)
U.S. Treasury 2-Year Note	43	06/29/18	9,118,016	(26,955)
U.S. Treasury Long Bond	46	06/20/18	6,616,812	36,209
U.S. Treasury Ultra Long Bond	17	06/20/18	2,671,125	33,568
			$85,138,696	$305,576
Short Contracts
Japan 10-Year Bond (TSE)	(3)	06/13/18	(4,133,919)	1,564
Japanese Government Bonds 10-Year Mini	(7)	06/12/18	(964,965)	607
U.S. Treasury 10-Year Note	(30)	06/20/18	(3,588,750)	18,851
U.S. Treasury 5-Year Note	(198)	06/29/18	(22,474,547)	124,550
U.S. Treasury Ultra 10-Year Note	(50)	06/20/18	(6,394,531)	6,469
			$(37,556,712)	$152,041

At April 30, 2018, the following centrally cleared credit default swaps were outstanding for Voya Global Bond Fund:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover Index, Series 29, Version 1	Buy	(5.000)	06/20/23	EUR 7,620,000	$(980,076)	$(87,788)
					$(980,076)	$(87,788)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2018 (Unaudited) (continued)

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(5)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(6)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 30, Version 1	Sell	5.000	06/20/23	USD 9,216,000	$637,425	$123,104
					$637,425	$123,104

(1)
If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(6)
Payments received quarterly.

At April 30, 2018, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	6-month EUR-EURIBOR	Semi-Annual	0.294%	Annual	02/10/23	EUR 5,700,000	$(21,548)	$(18,709)
Pay	6-month GBP-LIBOR	Semi-Annual	1.557	Semi-Annual	04/06/28	GBP 11,400,000	(17,135)	(19,694)
Pay	6-month GBP-LIBOR	Semi-Annual	1.501	Semi-Annual	04/11/28	GBP 4,221,000	(37,369)	(38,949)
Pay	6-month GBP-LIBOR	Semi-Annual	1.588	Semi-Annual	04/27/28	GBP 17,400,000	45,067	45,067
Pay	6-month JPY-LIBOR	Semi-Annual	(0.105)	Semi-Annual	03/07/21	JPY 1,300,000,000	(60,704)	(61,069)
Pay	6-month JPY-LIBOR	Semi-Annual	(0.199)	Semi-Annual	07/14/21	JPY 917,600,000	(76,209)	(79,565)
Pay	6-month JPY-LIBOR	Semi-Annual	(0.020)	Semi-Annual	03/07/23	JPY 1,130,000,000	(73,567)	(70,381)
Pay	6-month JPY-LIBOR	Semi-Annual	(0.166)	Semi-Annual	07/14/23	JPY 633,700,000	(91,913)	(94,115)
Pay	6-month JPY-LIBOR	Semi-Annual	0.754	Semi-Annual	05/21/24	JPY 3,232,000,000	1,055,198	996,016
Pay	6-month JPY-LIBOR	Semi-Annual	0.558	Semi-Annual	02/24/25	JPY 1,844,721,303	423,199	372,780
Pay	6-month JPY-LIBOR	Semi-Annual	(0.092)	Semi-Annual	07/14/26	JPY 1,256,100,000	(317,501)	(319,994)
Pay	6-month JPY-LIBOR	Semi-Annual	0.387	Semi-Annual	03/02/31	JPY 14,900,000	(980)	(709)
Pay	6-month JPY-LIBOR	Semi-Annual	0.360	Semi-Annual	03/03/31	JPY 1,677,000,000	(163,369)	(130,471)
Pay	6-month JPY-LIBOR	Semi-Annual	0.471	Semi-Annual	07/04/32	JPY 473,650,000	(16,751)	(12,700)
Pay	6-month JPY-LIBOR	Semi-Annual	0.623	Semi-Annual	03/02/36	JPY 11,900,000	(474)	(198)
Pay	6-month JPY-LIBOR	Semi-Annual	0.585	Semi-Annual	03/03/36	JPY 1,341,000,000	(133,917)	(99,245)
Pay	6-month JPY-LIBOR	Semi-Annual	0.765	Semi-Annual	07/04/42	JPY 488,690,000	(46,656)	(38,103)
Pay	6-month JPY-LIBOR	Semi-Annual	1.289	Semi-Annual	02/04/45	JPY 1,754,000,000	1,770,442	1,675,727
Pay	3-month USD-LIBOR	Quarterly	2.932	Semi-Annual	03/16/22	USD 284,100,000	(474,309)	(474,309)
Pay	3-month USD-LIBOR	Quarterly	2.881	Semi-Annual	03/12/28	USD 61,254,962	(431,463)	(431,463)
Pay	1-month USD-LIBOR	Monthly	2.400	Monthly	10/27/32	USD 3,090,000	(192,058)	(191,660)
Pay	1-month USD-LIBOR	Monthly	2.488	Monthly	10/27/47	USD 1,600,000	(126,154)	(125,933)
Receive	6-month EUR-EURIBOR	Semi-Annual	1.129	Annual	02/16/46	EUR 1,300,000	149,182	132,095
Receive	6-month GBP-LIBOR	Semi-Annual	1.529	Semi-Annual	04/04/28	GBP 7,900,000	39,496	41,916
Receive	6-month GBP-LIBOR	Semi-Annual	1.560	Semi-Annual	04/09/28	GBP 11,600,000	13,070	15,570
Receive	6-month GBP-LIBOR	Semi-Annual	1.568	Semi-Annual	04/12/28	GBP 6,500,000	1,165	2,270
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2018 (Unaudited) (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	6-month GBP-LIBOR	Semi-Annual	1.571	Semi-Annual	04/12/28	GBP 12,900,000	(2,697)	(623)
Receive	6-month GBP-LIBOR	Semi-Annual	1.612	Semi-Annual	04/20/28	GBP 4,221,000	(23,402)	(23,295)
Receive	6-month GBP-LIBOR	Semi-Annual	1.639	Semi-Annual	04/23/28	GBP 4,221,000	(38,187)	(38,264)
Receive	6-month GBP-LIBOR	Semi-Annual	1.672	Semi-Annual	04/25/28	GBP 11,600,000	(154,257)	(155,141)
Receive	6-month JPY-LIBOR	Semi-Annual	(0.030)	Semi-Annual	03/02/23	JPY 29,800,000	2,056	1,968
Receive	6-month JPY-LIBOR	Semi-Annual	(0.044)	Semi-Annual	03/03/23	JPY 4,344,000,000	326,886	312,461
Receive	6-month JPY-LIBOR	Semi-Annual	0.119	Semi-Annual	03/02/26	JPY 21,200,000	1,677	1,483
Receive	6-month JPY-LIBOR	Semi-Annual	0.103	Semi-Annual	03/03/26	JPY 2,381,000,000	215,691	192,455
Receive	6-month JPY-LIBOR	Semi-Annual	0.373	Semi-Annual	03/07/31	JPY 175,000,000	14,630	11,292
Receive	6-month JPY-LIBOR	Semi-Annual	0.484	Semi-Annual	07/05/32	JPY 1,273,200,000	23,136	13,087
Receive	6-month JPY-LIBOR	Semi-Annual	0.578	Semi-Annual	03/07/36	JPY 250,000,000	27,990	21,407
Receive	6-month JPY-LIBOR	Semi-Annual	0.178	Semi-Annual	07/14/36	JPY 467,900,000	367,963	365,503
Receive	6-month JPY-LIBOR	Semi-Annual	0.782	Semi-Annual	07/05/42	JPY 738,900,000	43,748	31,831
Receive	6-month JPY-LIBOR	Semi-Annual	1.443	Semi-Annual	02/24/45	JPY 797,101,798	(1,089,736)	(1,024,822)
Receive	6-month JPY-LIBOR	Semi-Annual	0.233	Semi-Annual	07/14/46	JPY 294,600,000	457,337	456,901
Receive	6-month JPY-LIBOR	Semi-Annual	0.816	Semi-Annual	07/03/47	JPY 1,850,000	316	274
Receive	1-month USD-LIBOR	Monthly	1.578	Monthly	10/27/18	USD 71,790,000	195,544	192,848
Receive	1-month USD-LIBOR	Monthly	1.720	Monthly	10/27/19	USD 11,090,000	117,610	117,019
Receive	1-month USD-LIBOR	Monthly	2.371	Monthly	03/05/20	USD 9,500,000	25,285	25,285
Receive	3-month USD-LIBOR	Quarterly	2.540	Semi-Annual	03/12/20	USD 277,448,946	861,498	861,497
Receive	1-month USD-LIBOR	Monthly	1.079	Monthly	04/04/21	USD 20,500,000	918,396	918,396
Receive	1-month USD-LIBOR	Monthly	1.983	Monthly	10/27/22	USD 18,400,000	597,193	595,675
Receive	3-month USD-LIBOR	Quarterly	2.939	Semi-Annual	03/16/23	USD 291,600,000	294,010	294,010
Receive	1-month USD-LIBOR	Monthly	2.514	Monthly	01/24/25	USD 2,130,000	38,671	38,671
Receive	1-month USD-LIBOR	Monthly	2.728	Monthly	03/01/25	USD 2,360,000	11,844	11,844
Receive	1-month USD-LIBOR	Monthly	2.843	Monthly	04/30/25	USD 2,600,000	(8,318)	(8,318)
Receive	1-month USD-LIBOR	Monthly	2.210	Monthly	10/27/26	USD 3,420,000	165,037	164,668
Receive	1-month USD-LIBOR	Monthly	2.681	Monthly	02/02/28	USD 1,970,000	30,382	30,382
Receive	1-month USD-LIBOR	Monthly	2.390	Monthly	12/11/32	USD 1,270,000	81,171	81,171
Receive	3-month USD-LIBOR	Quarterly	2.188	Semi-Annual	04/04/46	USD 3,000,000	506,408	506,408
							$5,222,624	$5,070,247

At April 30, 2018, the following over-the-counter purchased foreign currency options were outstanding for Voya Global Bond Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call USD vs. Put EUR	Societe Generale	07/25/18	1.180	USD 27,500,000	$91,850	$107,766
					$91,850	$107,766

At April 30, 2018, the following OTC written foreign currency options were outstanding for Voya Global Bond Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Premiums Received	Fair Value
Put USD vs. Call EUR	Societe Generale	07/25/18	1.270	USD 27,500,000	$80,025	$(47,224)
					$80,025	$(47,224)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2018 (Unaudited) (continued)

At April 30, 2018, the following over-the-counter purchased interest rate swaptions were outstanding for Voya Global Bond Fund:
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Fair Value
Put on 10-Year Interest Rate Swap	Citibank N.A.	3.068%	Pay	3-month USD-LIBOR	07/13/18	USD 52,600,000	$220,920	$308,621
Put on 10-Year Interest Rate Swap	Citibank N.A.	3.145%	Pay	3-month USD-LIBOR	07/27/18	USD 52,600,000	197,250	242,184
Put on 10-Year Interest Rate Swap	Citibank N.A.	3.332%	Pay	3-month USD-LIBOR	07/25/18	USD 52,600,000	205,140	86,506
							$623,310	$637,311

At April 30, 2018, the following over-the-counter written interest rate swaptions were outstanding for Voya Global Bond Fund:
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap	Royal Bank of Scotland PLC	1.575%	Pay	6-month GBP-LIBOR	07/09/18	GBP 52,600,000	$821,225	$(522,367)
Call on 10-Year Interest Rate Swap	Citibank N.A.	2.568%	Pay	3-month USD-LIBOR	07/13/18	USD 52,600,000	226,180	(45,032)
Call on 10-Year Interest Rate Swap	Citibank N.A.	2.645%	Pay	3-month USD-LIBOR	07/27/18	USD 52,600,000	199,880	(93,704)
Call on 10-Year Interest Rate Swap	Citibank N.A.	2.832%	Pay	3-month USD-LIBOR	07/25/18	USD 52,600,000	191,464	(249,536)
Put on 10-Year Interest Rate Swap	Royal Bank of Scotland PLC	1.527%	Receive	6-month GBP-LIBOR	06/28/18	GBP 52,600,000	861,733	(341,020)
Put on 10-Year Interest Rate Swap	Royal Bank of Scotland PLC	1.528%	Receive	6-month GBP-LIBOR	06/28/18	GBP 52,600,000	861,734	(859,506)
Put on 10-Year Interest Rate Swap	Royal Bank of Scotland PLC	1.575%	Receive	6-month GBP-LIBOR	07/09/18	GBP 52,600,000	821,225	(653,373)
							$3,983,441	$(2,764,538)

At April 30, 2018, the following over-the-counter purchased interest rate caps were outstanding for Voya Global Bond Fund:
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Fair Value
Put OTC Option-Max [0, 10-Year Swap Rate minus 2-Year Swap Rate)-Exercise Rate]	BNP Paribas	0.550%	Receive	3-month USD-LIBOR	05/01/18	USD 526,300,000	$276,307	$—
Put OTC Option-Max [0, 10-Year Swap Rate minus 2-Year Swap Rate)-Exercise Rate]	Morgan Stanley Capital Services LLC	0.274%	Receive	3-month USD-LIBOR	06/11/18	USD 526,300,000	105,260	81,667
Put OTC Option-Max [0, 10-Year Swap Rate minus 2-Year Swap Rate)-Exercise Rate]	Morgan Stanley Capital Services LLC	0.290%	Receive	3-month USD-LIBOR	07/02/18	USD 526,300,000	157,890	89,253
							$539,457	$170,920

At April 30, 2018, the following over-the-counter written interest rate floors were outstanding for Voya Global Bond Fund:
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call OTC Option-Max [0, Exercise Rate minus 10-Year Swap Rate minus 2-Year Swap Rate]	BNP Paribas	0.350%	Pay	3-month USD-LIBOR	05/01/18	USD 526,300,000	$247,361	$(473,670)
Call OTC Option-Max [0, Exercise Rate minus 10-Year Swap Rate minus 2-Year Swap Rate]	Morgan Stanley Capital Services LLC	0.074%	Pay	3-month USD-LIBOR	06/11/18	USD 526,300,000	97,365	(50,660)
Call OTC Option-Max [0, Exercise Rate minus 10-Year Swap Rate minus 2-Year Swap Rate]	Morgan Stanley Capital Services LLC	0.090%	Pay	3-month USD-LIBOR	07/02/18	USD 526,300,000	157,890	(112,922)
							$502,616	$(637,252)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2018 (Unaudited) (continued)

At April 30, 2018, the following over-the-counter forward premium swaptions were outstanding for Voya Global Bond Fund:
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration	Unrealized Appreciation/ (Depreciation)
Call on 10-Year Interest Rate Swap (Purchased)	Barclays Bank PLC	2.950%	Receive	3-month USD-LIBOR	01/24/28	USD 44,900,000	$(3,055,445)	$(161,027)
Call on 10-Year Interest Rate Swap (Written)	Barclays Bank PLC	2.096%	Receive	6-month EUR-EURIBOR	01/24/28	EUR 31,100,000	2,177,156	(32,168)
Call on 5-Year Interest Rate Swap (Purchased)	Bank of America N.A.	0.000%	Receive	3-month USD-LIBOR	02/20/19	USD 11,740,000	(628,090)	(3,778)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	02/13/19	USD 11,740,000	(636,314)	(14,890)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	03/06/19	USD 11,740,000	(628,971)	(8,057)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	04/25/19	USD 18,541,000	(986,381)	(7,691)
Put on 10-Year Interest Rate Swap (Purchased)	Barclays Bank PLC	2.950%	Pay	3-month USD-LIBOR	01/24/28	USD 44,900,000	(3,055,445)	187,107
Put on 10-Year Interest Rate Swap (Written)	Barclays Bank PLC	2.096%	Pay	6-month EUR-EURIBOR	01/24/28	EUR 31,100,000	2,177,156	131,177
							$(4,636,334)	$90,673
Currency Abbreviations
ARS – Argentine Peso
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
CLP – Chilean Peso
COP – Colombian Peso
CZK – Czech Koruna
DKK – Danish Krone
EUR – EU Euro
GBP – British Pound
HKD – Hong Kong Sar Dollar
HUF – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli New Shekel
JPY – Japanese Yen
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Krone
NZD – New Zealand Dollar
PEN – Peruvian Nuevo Sol
PLN – Polish Zloty
RON – Romanian New Leu
RUB – Russian Ruble
SEK – Swedish Krona
SGD – Singapore Dollar
THB – Thai Baht
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2018 (Unaudited) (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$107,766
Interest rate contracts	Investments in securities at value*	808,231
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,367,750
Interest rate contracts	Unrealized appreciation on forward premium swaptions	318,284
Interest rate contracts	Net Assets — Unrealized appreciation**	500,167
Credit Contracts	Net Assets — Unrealized appreciation***	123,104
Interest rate contracts	Net Assets — Unrealized appreciation***	8,527,977
Total Asset Derivatives		$11,753,279
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$3,848,614
Interest rate contracts	Unrealized depreciation on forward premium swaptions	227,611
Equity contracts	Net Assets — Unrealized depreciation**	8,073
Interest rate contracts	Net Assets — Unrealized depreciation**	34,477
Interest rate contracts	Net Assets — Unrealized depreciation***	3,457,730
Credit Contracts	Net Assets — Unrealized depreciation***	87,788
Foreign exchange contracts	Written options, at fair value	47,224
Interest rate contracts	Written options, at fair value	3,401,790
Total Liability Derivatives		$11,113,307

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$6,428	$—	$6,428
Equity contracts	—	—	15,610	—	—	15,610
Foreign exchange contracts		3,731,396	—	—		3,731,396
Interest rate contracts	3,640,917	—	(61,056)	2,069,401	(4,462,338)	1,186,924
Total	$3,640,917	$3,731,396	$(45,446)	$2,075,829	$(4,462,338)	$4,940,358

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$123,104	$—	$123,104
Equity contracts	—	—	(8,073)	—	—	(8,073)
Foreign exchange contracts	15,916	(1,318,298)	—	—	32,801	(1,269,581)
Interest rate contracts	(631,590)	—	405,264	1,687,408	865,768	2,326,850
Total	$(615,674)	$(1,318,298)	$397,191	$1,810,512	$898,569	$1,172,300

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2018 (Unaudited) (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2018:
	Bank of America N.A	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HBSC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley	Morgan Stanley Capital Services LLC	Societe Generale	Royal Bank of Scotland PLC	Toronto Dominion Securities	Totals
Assets:
Purchased options	$—	$—	$—	$637,311	$—	$—	$—	$—	$—	$—	$170,920	$107,766	$—	$—	$915,997
Forward premium options	—	318,284	—	—	—	—	—	—	—	—	—	—	—	—	318,284
Forward foreign currency contracts	—	313,231	60,816	191,366	—	123,044	94,406	58,826	511,014	8,935	—	—	—	6,112	1,367,750
Total Assets	$—	$631,515	$60,816	$828,677	$—	$123,044	$94,406	$58,826	$511,014	$8,935	$170,920	$107,766	$—	$6,112	$2,602,031
Liabilities:
Forward foreign currency contracts	$—	$2,459,038	$—	$89,331	$6,863	$266,013	$414,699	$130,236	$424,009	$58,425	$—	$—	$—	$—	$3,848,614
Forward premium options	3,778	193,195	—	—	—	—	—	—	—	—	30,638	—	—	—	227,611
Written options	—	—	473,670	388,272	—	—	—	—	—	—	163,582	47,224	2,376,266	—	3,449,014
Total Liabilities	$3,778	$2,652,233	$473,670	$477,603	$6,863	$266,013	$414,699	$130,236	$424,009	$58,425	$194,220	$47,224	$2,376,266	$—	$7,525,239
Net OTC derivative instruments by counterparty, at fair value	$(3,778)	$(2,020,718)	$(412,854)	$351,074	$(6,863)	$(142,969)	$(320,293)	$(71,410)	$87,005	$(49,490)	$(23,300)	$60,542	$(2,376,266)	$6,112	$(4,923,208)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$1,680,000	$412,854	$(351,074)	$—	$—	$—	$—	$—	$—	$—	$—	$2,376,266	$—	$4,118,046
Net Exposure(1)(2)	$(3,778)	$(340,718)	$—	$—	$(6,863)	$(142,969)	$(320,293)	$(71,410)	$87,005	$(49,490)	$(23,300)	$60,542	$—	$6,112	$(805,162)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At April 30, 2018, the Fund had pledged $660,000 and $2,580,000 in cash collateral from BNP Paribas and Royal Bank of Scotland PLC, respectively. In addition, the Fund had received $10,000, $571,000 and $440,000 in cash collateral from Bank of America N.A., Citibank N.A. and Morgan Stanley Capital Services LLC, respectively. Excess cash collateral is not shown for financial reporting purposes.

At April 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $270,383,491.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$17,370,448
Gross Unrealized Depreciation	(15,231,049)
Net Unrealized Appreciation	$2,139,399

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of April 30, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.3%
		Australia: 1.7%
82,159		National Australia Bank Ltd.	$1,786,053	0.7
771,929		Other Securities	2,745,437	1.0
			4,531,490	1.7
		Belgium: 0.3%
6,260		Other Securities	715,561	0.3
		Canada: 4.3%
317,000		Other Securities	11,655,530	4.3
		China: 0.6%
12,407,500	(1)(2)	Other Securities	1,589,629	0.6
		Denmark: 0.7%
37,590		Novo Nordisk A/S	1,767,781	0.7
		Finland: 0.7%
55,682		Other Securities	1,976,508	0.7
		France: 2.5%
170,440 (1)		Other Securities	6,796,849	2.5
		Germany: 4.2%
16,827		Bayer AG	2,011,153	0.7
17,555 (3)		Covestro AG	1,595,131	0.6
40,905		Deutsche Post AG	1,775,456	0.7
19,034		Hugo Boss AG	1,784,355	0.7
88,448		Other Securities	4,052,243	1.5
			11,218,338	4.2
		Hong Kong: 1.2%
1,417,400		Other Securities	3,225,216	1.2
		Ireland: 0.7%
23,900		Medtronic PLC	1,915,107	0.7
		Israel: 1.1%
934,263		Other Securities	3,031,245	1.1
		Japan: 9.1%
13,800		Oracle Corp. Japan	1,133,637	0.4
40,900		Seven & I Holdings Co., Ltd.	1,802,088	0.7
684,602		Other Securities	21,579,174	8.0
			24,514,899	9.1
		Luxembourg: 0.4%
13,954		Other Securities	1,148,266	0.4
		Netherlands: 4.0%
105,378		ING Groep NV	1,775,672	0.7
75,042		Koninklijke Ahold Delhaize NV	1,810,348	0.7
40,243		NN Group NV	1,928,632	0.7
99,758		Royal Dutch Shell PLC - Class A	3,470,724	1.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Netherlands (continued)
16,300	Other Securities	$1,723,399	0.6
		10,708,775	4.0
	New Zealand: 0.3%
282,676	Other Securities	686,461	0.3
	Norway: 0.6%
73,501	Other Securities	1,599,960	0.6
	Panama: 0.5%
11,400	Other Securities	1,335,738	0.5
	Portugal: 0.4%
59,284	Other Securities	1,039,662	0.4
	Singapore: 1.5%
3,112,500	Other Securities	4,139,723	1.5
	Spain: 0.7%
89,019	Other Securities	1,999,007	0.7
	Switzerland: 2.3%
8,593	Roche Holding AG	1,909,257	0.7
5,746	Zurich Insurance Group AG	1,835,477	0.7
25,520	Other Securities	2,512,962	0.9
		6,257,696	2.3
	United Kingdom: 5.2%
91,983	GlaxoSmithKline PLC	1,844,930	0.7
1,843,787	Other Securities	12,304,561	4.5
		14,149,491	5.2
	United States: 55.3%
142,300	AES Corp.	1,741,752	0.6
40,500	Aflac, Inc.	1,845,585	0.7
25,700	Apple, Inc.	4,247,182	1.6
76,800	AT&T, Inc.	2,511,360	0.9
26,200	Best Buy Co., Inc.	2,005,086	0.7
5,500	Boeing Co.	1,834,580	0.7
35,500	Bristol-Myers Squibb Co.	1,850,615	0.7
21,600	Chevron Corp.	2,702,376	1.0
72,100	Cisco Systems, Inc.	3,193,309	1.2
23,900	Eli Lilly & Co.	1,937,573	0.7
45,400	Exxon Mobil Corp.	3,529,850	1.3
51,200	FirstEnergy Corp.	1,761,280	0.7
16,300	Home Depot, Inc.	3,012,240	1.1
14,200	Honeywell International, Inc.	2,054,456	0.8
83,800	HP, Inc.	1,800,862	0.7
6,300	Humana, Inc.	1,853,334	0.7
59,400	Intel Corp.	3,066,228	1.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of April 30, 2018 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
15,700	International Business Machines Corp.	$2,275,872	0.8
28,600	Johnson & Johnson	3,617,614	1.3
5,900	Lockheed Martin Corp.	1,892,956	0.7
14,600	McDonald’s Corp.	2,444,624	0.9
15,000	Monsanto Co.	1,880,550	0.7
50,400	Oracle Corp.	2,301,768	0.9
19,800	PepsiCo, Inc.	1,998,612	0.7
80,300	Pfizer, Inc.	2,939,783	1.1
21,800	Philip Morris International, Inc.	1,787,600	0.7
15,800	Phillips 66	1,758,698	0.7
8,500	Raytheon Co.	1,741,990	0.6
27,400	Target Corp.	1,989,240	0.7
20,900	Texas Instruments, Inc.	2,119,887	0.8
13,100	UnitedHealth Group, Inc.	3,096,840	1.2
38,700	US Bancorp	1,952,415	0.7
18,000	Valero Energy Corp.	1,996,740	0.7
26,600	Walmart, Inc.	2,353,036	0.9
44,800	Wells Fargo & Co.	2,327,808	0.9
1,540,400	Other Securities	67,627,931	25.1
		149,051,632	55.3
	Total Common Stock (Cost $264,488,510)	265,054,564	98.3
EXCHANGE-TRADED FUNDS: 1.4%
29,861	iShares MSCI EAFE Index Fund	2,112,367	0.8
6,190	Other Securities	1,637,317	0.6
	Total Exchange-Traded Funds (Cost $3,771,146)	3,749,684	1.4
	Total Long-Term Investments (Cost $268,259,656)	268,804,248	99.7

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.0%
	Mutual Funds: 0.0%
96,620 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.590% (Cost $96,620)	$96,620	0.0
	Total Short-Term Investments (Cost $96,620)	96,620	0.0
	Total Investments in Securities (Cost $268,356,276)	$268,900,868	99.7
	Assets in Excess of Other Liabilities	703,438	0.3
	Net Assets	$269,604,306	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
The grouping contains non-income producing securities.

(2)
The grouping contains Level 3 securities.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
Rate shown is the 7-day yield as of April 30, 2018.

Sector Diversification	Percentage of Net Assets
Financials	17.5%
Information Technology	16.1
Consumer Discretionary	12.1
Health Care	11.3
Industrials	10.2
Consumer Staples	9.4
Energy	6.0
Materials	4.6
Real Estate	4.0
Utilities	3.8
Telecommunication Services	3.3
Exchange-Traded Funds	1.4
Short-Term Investments	0.0
Assets in Excess of Other Liabilities	0.3
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of April 30, 2018 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$4,531,490	$—	$4,531,490
Belgium	—	715,561	—	715,561
Canada	11,655,530	—	—	11,655,530
China	—	1,589,629	—	1,589,629
Denmark	—	1,767,781	—	1,767,781
Finland	—	1,976,508	—	1,976,508
France	—	6,796,849	—	6,796,849
Germany	—	11,218,338	—	11,218,338
Hong Kong	1,213,884	2,011,332	—	3,225,216
Ireland	1,915,107	—	—	1,915,107
Israel	644,959	2,386,286	—	3,031,245
Japan	—	24,514,899	—	24,514,899
Luxembourg	—	1,148,266	—	1,148,266
Netherlands	1,723,399	8,985,376	—	10,708,775
New Zealand	—	686,461	—	686,461
Norway	—	1,599,960	—	1,599,960
Panama	1,335,738	—	—	1,335,738
Portugal	—	1,039,662	—	1,039,662
Singapore	604,039	3,535,684	—	4,139,723
Spain	—	1,999,007	—	1,999,007
Switzerland	—	6,257,696	—	6,257,696
United Kingdom	—	14,149,491	—	14,149,491
United States	149,051,632	—	—	149,051,632
Total Common Stock	168,144,288	96,910,276	—	265,054,564
Exchange-Traded Funds	3,749,684	—	—	3,749,684
Short-Term Investments	96,620	—	—	96,620
Total Investments, at fair value	$171,990,592	$96,910,276	$—	$268,900,868

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$3,028	$—	$3,028
Equity contracts	—	465,416	465,416
Total	$3,028	$465,416	$468,444

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of April 30, 2018 (Unaudited) (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(1,427)	$—	$(1,427)
Equity contracts	—	(197,578)	(197,578)
Total	$(1,427)	$(197,578)	$(199,005)

At April 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $268,195,852.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$7,496,929
Gross Unrealized Depreciation	(6,965,065)
Net Unrealized Appreciation	$531,864

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives® Fund	as of April 30, 2018 (Unaudited)

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 100.0%
	Affiliated Investment Companies: 100.0%
244,188	Voya Corporate Leaders® 100 Fund - Class R6	$5,218,304	9.6
555,935	Voya Global Bond Fund - Class R6	5,525,991	10.2
330,325	Voya Global Real Estate Fund - Class R6	5,493,312	10.1
679,822	Voya GNMA Income Fund - Class I	5,581,341	10.3
703,487	Voya High Yield Bond Fund - Class R6	5,550,511	10.3
565,110	Voya Intermediate Bond Fund - Class R6	5,538,073	10.2
207,467 (1)	Voya MidCap Opportunities Fund - Class R6	5,338,114	9.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
394,972	Voya Multi-Manager Emerging Markets Equity Fund - Class I	$5,197,836	9.6
503,485	Voya Multi-Manager International Factors Fund - Class I	5,387,288	9.9
319,465	Voya Small Company Fund - Class R6	5,367,011	9.9
	Total Mutual Funds Cost $52,565,992)	54,197,781	100.0
	Assets in Excess of Other Liabilities	17,293	0.0
	Net Assets	$54,215,074	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Asset Table
Investments, at fair value
Mutual Funds	$54,197,781	$—	$—	$54,197,781
Total Investments, at fair value	$54,197,781	$—	$—	$54,197,781

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended April 30, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 4/30/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Corporate Leaders® 100 Fund - Class R6	$4,467,133	$1,273,996	$(384,074)	$(138,751)	$5,218,304	$83,590	$93,292	$66,549
Voya Global Bond Fund - Class R6	4,415,205	1,350,670	(220,456)	(19,428)	5,525,991	112,769	14,574	—
Voya Global Real Estate Fund - Class R6	4,437,062	2,043,597	(369,597)	(617,750)	5,493,312	181,641	(64,600)	585,485
Voya GNMA Income Fund - Class I	4,421,915	1,523,642	(245,930)	(118,286)	5,581,341	65,588	(9,275)	—
Voya High Yield Bond Fund - Class R6	4,446,244	1,504,056	(224,851)	(174,938)	5,550,511	138,671	9,599	—
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives® Fund	as of April 30, 2018 (Unaudited) (continued)

Issuer	Beginning Market Value at 10/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 4/30/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Intermediate Bond Fund - Class R6	4,432,427	1,503,797	(234,998)	(163,153)	5,538,073	79,552	(549)	—
Voya Multi-Manager International Factors Fund - Class I	4,528,247	1,391,222	(350,056)	(182,125)	5,387,288	138,395	52,777	133,057
Voya MidCap Opportunities Fund - Class R6	4,531,222	1,689,623	(552,081)	(330,650)	5,338,114	—	1,672	575,407
Voya Multi-Manager Emerging Markets Equity Fund - Class I	4,608,665	1,184,475	(362,255)	(233,049)	5,197,836	65,350	205,053	—
Voya Small Company Fund - Class R6	4,451,617	1,617,073	(266,303)	(435,376)	5,367,011	14,481	(14,635)	485,428
	$44,739,737	$15,082,151	$(3,210,601)	$(2,413,506)	$54,197,781	$880,037	$287,908	$1,845,926

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At April 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $53,226,186.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$2,674,805
Gross Unrealized Depreciation	(1,703,210)
Net Unrealized Appreciation	$971,595

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Australia: 4.5%
213,848		Whitehaven Coal Ltd.	$737,401	0.4
3,137,590	(1)(2)(3)	Other Securities	8,781,364	4.1
			9,518,765	4.5
		Austria: 1.1%
57,130	(1)(2)	Other Securities	2,384,110	1.1
		Belgium: 1.2%
237,481	(1)(2)	Other Securities	2,659,610	1.2
		Bermuda: 0.1%
7,100		Other Securities	248,178	0.1
		Brazil: 0.3%
77,037 (2)		Other Securities	543,820	0.3
		Canada: 7.9%
52,170 (4)		Interfor Corp.	975,584	0.4
23,893		Norbord, Inc.	986,648	0.5
7,904 (5)		Sleep Country Canada Holdings, Inc.	217,061	0.1
54,139		Transcontinental, Inc.	1,140,168	0.5
20,988		West Fraser Timber Co., Ltd.	1,421,649	0.7
1,484,064	(1)(2)	Other Securities	12,130,688	5.7
			16,871,798	7.9
		China: 1.3%
3,325,772	(2)(3)	Other Securities	2,691,914	1.3
		Denmark: 0.7%
80,708 (2)		Other Securities	1,415,389	0.7
		Finland: 0.9%
136,186 (2)		Other Securities	1,988,245	0.9
		France: 6.2%
4,119 (4)		ID Logistics Group	734,729	0.3
4,724 (4)		Ipsen SA	764,658	0.4
22,258 (5)		Maisons du Monde SA	904,438	0.4
4,809		Teleperformance	772,817	0.4
16,553 (4)		UbiSoft Entertainment	1,581,604	0.7
6,753	(4)(5)	Worldline SA/France	340,592	0.2
225,036	(1)(2)	Other Securities	8,056,515	3.8
			13,155,353	6.2
		Germany: 5.1%
7,260		Amadeus Fire AG	795,642	0.4
2,520	(4)(5)	Aumann AG	151,851	0.1
6,864		Cewe Stiftung & Co. KGAA	702,655	0.3
47,868	(4)(6)	Evotec AG	772,501	0.4
37,238		SAF-Holland SA	693,372	0.3
6,669		Siltronic AG	1,067,884	0.5
5,067		Wirecard AG	685,570	0.3
219,169	(1)(2)	Other Securities	6,055,137	2.8
			10,924,612	5.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Hong Kong: 2.6%
544,000		Road King Infrastructure	$1,031,378	0.5
14,706,097	(2)(3)	Other Securities	4,434,380	2.1
			5,465,758	2.6
		India: 0.2%
117,166	(2)(3)	Other Securities	457,257	0.2
		Indonesia: 0.1%
2,241,280 (2)		Other Securities	242,790	0.1
		Ireland: 0.7%
295,958	(1)(2)	Other Securities	1,499,147	0.7
		Israel: 0.8%
243,520 (2)		Other Securities	1,630,746	0.8
		Italy: 5.4%
67,144 (5)		Anima Holding SpA	481,754	0.2
65,997		Autogrill S.p.A.	841,108	0.4
58,973		Cerved Information Solutions SpA	713,627	0.3
23,496	(4)(5)	Gima TT SpA	468,766	0.2
79,015 (5)		Infrastrutture Wireless Italiane SpA	635,975	0.3
41,947 (5)		OVS SpA	178,164	0.1
26,632 (6)		Salvatore Ferragamo Italia SpA	786,927	0.4
767,333	(1)(2)	Other Securities	7,387,367	3.5
			11,493,688	5.4
		Japan: 24.8%
28,100		Asahi Intecc Co. Ltd.	980,169	0.4
53,300		Daikyonishikawa Corp.	958,007	0.4
46,600		DMG Mori Co. Ltd.	870,704	0.4
38,400		Ferrotec Holdings Corp.	854,342	0.4
64,900		Kanematsu Corp.	991,255	0.5
78,300		Kobe Steel Ltd.	805,438	0.4
14,013		Nippon Shinyaku Co., Ltd.	1,043,369	0.5
82,400		Sanwa Holdings Corp.	1,058,107	0.5
21,600		Shinsho Corp.	691,167	0.3
18,000		SCSK Corp.	770,329	0.4
87,000		Tokyo Steel Manufacturing Co., Ltd.	726,010	0.3
51,000		Yuasa Trading Co., Ltd.	1,630,116	0.8
25,100		Zenkoku Hosho Co. Ltd.	1,035,815	0.5
2,940,752	(1)(2)	Other Securities	40,532,978	19.0
			52,947,806	24.8

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2018 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Liechtenstein: 0.1%
1,065		Other Securities	$126,999	0.1
		Luxembourg: 0.7%
257,509		Other Securities	1,387,593	0.7
		Malaysia: 0.3%
1,611,414 (2)		Other Securities	640,958	0.3
		Mexico: 0.1%
164,577 (2)		Other Securities	127,625	0.1
		Netherlands: 2.5%
16,251		Advanced Metallurgical Group NV	759,344	0.4
13,314		BE Semiconductor Industries NV	920,172	0.4
7,655	(4)(5)	Euronext NV	548,742	0.3
12,020 (4)		IMCD NV	739,628	0.3
8,604	(4)(5)	Philips Lighting NV	261,663	0.1
523,911	(1)(2)(3)	Other Securities	2,117,077	1.0
			5,346,626	2.5
		New Zealand: 0.3%
266,497		Other Securities	596,401	0.3
		Norway: 1.7%
89,215		Subsea 7 SA	1,246,487	0.6
51,263		Kongsberg Gruppen ASA	1,255,008	0.6
154,276 (2)		Other Securities	1,172,049	0.5
			3,673,544	1.7
		Panama: 0.0%
11,750		Other Securities	95,997	0.0
		Peru: 0.0%
235,748 (2)		Other Securities	37,289	0.0
		Philippines: 0.0%
61,130		Other Securities	76,969	0.0
		Poland: 0.1%
34,770 (2)		Other Securities	123,297	0.1
		Qatar: 0.0%
13,944		Other Securities	55,914	0.0
		Singapore: 1.3%
2,713,186 (2)		Other Securities	2,824,818	1.3
		South Africa: 0.6%
399,359		Other Securities	1,205,696	0.6
		South Korea: 2.8%
226,044 (2)		Other Securities	6,035,000	2.8
		Spain: 1.2%
62,942		Melia Hotels International SA	935,841	0.5
184,058		Other Securities	1,530,025	0.7
			2,465,866	1.2
		Sweden: 1.6%
32,798 (5)		Ahlsell AB	195,839	0.1
34,436 (5)		Dometic Group AB	329,588	0.1
32,651 (5)		Resurs Holding AB	210,359	0.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Sweden (continued)
393,854 (2)		Other Securities	$2,737,343	1.3
			3,473,129	1.6
		Switzerland: 4.3%
5,223 (4)		Dufry Group	738,730	0.4
5,588	(4)(5)	Galenica AG	300,405	0.1
8,072		Tecan Group AG	1,774,839	0.8
11,036	(4)(5)	Wizz Air Holdings PLC	484,601	0.2
121,504 (2)		Other Securities	5,952,362	2.8
			9,250,937	4.3
		Taiwan: 1.1%
3,889,739		Other Securities	2,412,113	1.1
		Thailand: 0.9%
825,800		Thanachart Capital PCL	1,402,268	0.6
1,392,900 (2)		Other Securities	566,670	0.3
			1,968,938	0.9
		Turkey: 0.1%
483,867		Other Securities	274,966	0.1
		United Kingdom: 13.6%
43,577 (5)		Auto Trader Group PLC	211,747	0.1
275,582		B&M European Value Retail SA	1,535,730	0.7
111,440 (5)		ConvaTec Group PLC	331,760	0.2
107,672		Dart Group PLC	1,268,694	0.6
424,674		Hays PLC	1,046,540	0.5
68,409 (4)		Hunting PLC	756,018	0.4
134,415 (5)		Ibstock PLC	549,541	0.3
48,088		Keller Group PLC	687,417	0.3
50,756		NEX Group PLC	688,766	0.3
3,516,903	(1)(2)	Other Securities	21,822,800	10.2
			28,899,013	13.6
		United States: 0.5%
89,015 (2)		Other Securities	995,268	0.5
		Total Common Stock (Cost $169,866,197)	208,233,942	97.7
EXCHANGE-TRADED FUNDS: 0.3%
16,021		Vanguard FTSE Developed Markets ETF	717,901	0.3
		Total Exchange-Traded Funds (Cost $727,292)	717,901	0.3
PREFERRED STOCK: 0.6%
		Brazil: 0.0%
2,158		Other Securities	36,166	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2018 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	Germany: 0.6%
13,596	Draegerwerk AG & Co. KGaA	$1,000,263	0.5
7,414	Other Securities	261,837	0.1
		1,262,100	0.6
	South Africa: 0.0%
776	Other Securities	41,479	0.0
	United Kingdom: 0.0%
557,130 (2)	Other Securities	767	0.0
	Total Preferred Stock (Cost $926,334)	1,340,512	0.6
WARRANTS: 0.0%
	Malaysia: 0.0%
17,975 (2)	Other Securities	161	0.0
	Total Warrants (Cost $—)	161	0.0
	Total Long-Term Investments (Cost $171,519,823)	210,292,516	98.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.6%
	Securities Lending Collateral(7): 1.6%
484,965	Barclays Capital, Inc., Repurchase Agreement dated 04/30/18, 1.71%, due 05/01/18 (Repurchase Amount $484,988, collateralized by various U.S. Government Securities, 0.000%-3.000%, Market Value plus accrued interest $494,664, due 07/31/19-09/09/49)	484,965	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(7) (continued)
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 04/30/18, 1.71%, due 05/01/18 (Repurchase Amount $1,000,047, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,020,000, due 05/25/18-03/20/68)	$1,000,000	0.5
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 04/30/18, 1.89%, due 05/01/18 (Repurchase Amount $1,000,052, collateralized by various U.S. Government Securities, 2.750%-3.125%, Market Value plus accrued interest $1,020,000, due 11/15/42-09/09/49)	1,000,000	0.5

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(7) (continued)
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 04/30/18, 1.72%, due 05/01/18 (Repurchase Amount $1,000,047, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $1,020,000, due 10/31/18-09/09/49)	$1,000,000	0.4
		3,484,965	1.6
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
2,043,768 (8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.590% (Cost $2,043,768)	2,043,768	1.0
	Total Short-Term Investments (Cost $5,528,733)	5,528,733	2.6
	Total Investments in Securities (Cost $177,048,556)	$215,821,249	101.2
	Liabilities in Excess of Other Assets	(2,650,857)	(1.2)
	Net Assets	$213,170,392	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains Level 3 securities.

(4)
Non-income producing security.

(5)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(6)
Security, or a portion of the security, is on loan.

(7)
Represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of April 30, 2018.

Sector Diversification	Percentage of Net Assets
Industrials	25.8%
Consumer Discretionary	13.6
Information Technology	12.2
Materials	11.8
Health Care	10.2
Financials	8.9
Real Estate	6.3
Energy	4.1
Consumer Staples	3.6
Telecommunication Services	1.0
Utilities	0.8
Exchange-Traded Funds	0.3
Short-Term Investments	2.6
Liabilities in Excess of Other Assets	(1.2)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2018 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2018 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$255,221	$9,263,544	$—	$9,518,765
Austria	164,731	2,219,379	—	2,384,110
Belgium	535,720	2,123,890	—	2,659,610
Bermuda	248,178	—	—	248,178
Brazil	543,820	—	—	543,820
Canada	16,592,437	279,361	—	16,871,798
China	763,316	1,928,598	—	2,691,914
Denmark	103,401	1,311,988	—	1,415,389
Finland	34,194	1,954,051	—	1,988,245
France	720,021	12,435,332	—	13,155,353
Germany	201,028	10,723,584	—	10,924,612
Hong Kong	167,584	5,298,174	—	5,465,758
India	—	457,257	—	457,257
Indonesia	138,207	104,583	—	242,790
Ireland	510,733	988,414	—	1,499,147
Israel	828,936	801,810	—	1,630,746
Italy	348,035	11,145,653	—	11,493,688
Japan	23,264	52,924,542	—	52,947,806
Liechtenstein	30,213	96,786	—	126,999
Luxembourg	420,447	967,146	—	1,387,593
Malaysia	166,050	474,908	—	640,958
Mexico	127,625	—	—	127,625
Netherlands	1,139,650	4,206,976	—	5,346,626
New Zealand	118,262	478,139	—	596,401
Norway	104,349	3,569,195	—	3,673,544
Panama	95,997	—	—	95,997
Peru	37,289	—	—	37,289
Philippines	76,203	766	—	76,969
Poland	58,878	64,419	—	123,297
Qatar	55,914	—	—	55,914
Singapore	105,127	2,719,691	—	2,824,818
South Africa	403,095	802,601	—	1,205,696
South Korea	613,214	5,421,786	—	6,035,000
Spain	28,892	2,436,974	—	2,465,866
Sweden	163,547	3,309,582	—	3,473,129
Switzerland	595,507	8,655,430	—	9,250,937
Taiwan	55,180	2,356,933	—	2,412,113
Thailand	—	1,968,938	—	1,968,938
Turkey	—	274,966	—	274,966
United Kingdom	4,886,319	24,012,694	—	28,899,013
United States	995,268	—	—	995,268
Total Common Stock	32,455,852	175,778,090	—	208,233,942
Exchange-Traded Funds	717,901	—	—	717,901
Preferred Stock	66,163	1,274,349	—	1,340,512
Warrants	—	161	—	161
Short-Term Investments	2,043,768	3,484,965	—	5,528,733
Total Investments, at fair value	$35,283,684	$180,537,565	$—	$215,821,249
See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2018 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Other Financial Instruments+
Forward Foreign Currency Contracts	—	130	—	130
Total Assets	$35,283,684	$180,537,695	$—	$215,821,379
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(614)	$—	$(614)
Total Liabilities	$—	$(614)	$—	$(614)

(1)
For the period ended April 30, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2018, securities valued at $27,844,381 and $2,901,012 were transferred from Level 1 to Level 2 and from Level 2 to Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2018, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Small Cap Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY 8,838,673	USD 81,050	BNP Paribas	05/01/18	$(198)
USD 46,215	EUR 38,167	Citibank N.A.	05/02/18	124
CHF 88,924	USD 89,821	Goldman Sachs International	05/03/18	(82)
JPY 3,203,440	USD 29,297	HSBC Bank USA N.A.	05/02/18	6
JPY 9,846,854	USD 90,116	RBC Capital Markets Corp.	05/07/18	(11)
CHF 115,014	USD 116,382	UBS AG	05/02/18	(323)
				$(484)

Currency Abbreviations
CHF – Swiss Franc
EUR –  EU Euro
JPY – Japanese Yen
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$130
Total Asset Derivatives		$130
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$614
Total Liability Derivatives		$614

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2018 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(1,336)
Total	$(1,336)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(1,155)
Total	$(1,155)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2018:
	BNP Paribas	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	RBC Capital Markets Corp.	UBS AG	Totals
Assets:
Forward foreign currency contracts	$—	$124	$—	$6	$—	$—	$130
Total Assets	$—	$124	$—	$6	$—	$—	$130
Liabilities:
Forward foreign currency contracts	$198	$—	$82	$—	$11	$323	$614
Total Liabilities	$198	$—	$82	$—	$11	$323	$614
Net OTC derivative instruments by counterparty, at fair value	$(198)	$124	$(82)	$6	$(11)	$(323)	$(484)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(198)	$124	$(82)	$6	$(11)	$(323)	$(484)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At April 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $178,032,889.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$48,391,025
Gross Unrealized Depreciation	(10,222,660)
Net Unrealized Appreciation	$38,168,365

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of April 30, 2018 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 92.5%
	Consumer Discretionary: 1.1%
600,000 (1)	Detsky Mir PJSC	$889,912	1.1
	Consumer Staples: 7.6%
33,948 (1)	Magnit OJSC	2,636,636	3.2
40,000	Magnit PJSC GDR	756,298	0.9
100,000 (1)	X5 Retail Group N.V. GDR	2,845,710	3.5
		6,238,644	7.6
	Energy: 34.3%
600,000 (1)	Gazprom Neft JSC	2,929,978	3.6
110,000	Gazprom Neft PJSC ADR	2,674,519	3.3
1,100,000	Gazprom PJSC	2,543,420	3.1
151,000	Lukoil PJSC ADR	9,949,390	12.2
42,300	Novatek PJSC GDR	5,372,794	6.6
69,000	Tatneft PJSC ADR	4,450,500	5.5
		27,920,601	34.3
	Financials: 16.6%
240,000	Halyk Savings Bank of Kazakhstan JSC GDR	3,000,000	3.7
540,000	Sberbank of Russia PJSC	1,924,828	2.3
585,000	Sberbank PAO ADR	8,640,450	10.6
		13,565,278	16.6
	Industrials: 2.1%
735,000 (1)	Aeroflot - Russian Airlines PJSC	1,679,272	2.1
	Information Technology: 8.0%
18,450 (1)	EPAM Systems, Inc.	2,109,757	2.6
60,000 (1)	Mail.ru Group Ltd. GDR	1,901,680	2.3
75,000 (1)	Yandex NV	2,502,000	3.1
		6,513,437	8.0
	Materials: 11.5%
1,725,000 (1)	Alrosa AO	2,451,978	3.0
220,000 (1)	Kinross Gold Corp.	851,591	1.1
150,000	MMC Norilsk Nickel PJSC ADR	2,556,000	3.1
243,644	PhosAgro OJSC GDR	3,513,346	4.3
		9,372,915	11.5
	Real Estate: 1.5%
420,000	Etalon Group PLC GDR	1,197,000	1.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Telecommunication Services: 5.5%
260,000 (1)	Mobile TeleSystems PJSC	$1,228,234	1.5
221,500	Mobile TeleSystems PJSC ADR	2,325,750	2.9
255,000	Sistema PJSFC GDR	927,180	1.1
		4,481,164	5.5
	Utilities: 4.3%
14,000,000 (1)	Inter RAO UES PJSC	888,921	1.1
221,000,000	RusHydro PJSC	2,610,693	3.2
		3,499,614	4.3
	Total Common Stock (Cost $54,616,335)	75,357,837	92.5
PREFERRED STOCK: 4.3%
	Energy: 4.3%
459,626 (1)	Tatneft	3,474,839	4.3
	Total Preferred Stock (Cost $1,400,642)	3,474,839	4.3
	Total Long-Term Investments (Cost $56,016,977)	78,832,676	96.8
SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
1,014,529 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.590% (Cost $1,014,529)	1,014,529	1.2
	Total Short-Term Investments (Cost $1,014,529)	1,014,529	1.2
	Total Investments in Securities (Cost $57,031,506)	$79,847,205	98.0
	Assets in Excess of Other Liabilities	1,613,260	2.0
	Net Assets	$81,460,465	100.0

ADR American Depositary Receipt
GDR Global Depositary Receipt
(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of April 30, 2018.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of April 30, 2018 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2018 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$889,912	$—	$889,912
Consumer Staples	—	6,238,644	—	6,238,644
Energy	14,399,890	13,520,711	—	27,920,601
Financials	11,640,450	1,924,828	—	13,565,278
Industrials	—	1,679,272	—	1,679,272
Information Technology	4,611,757	1,901,680	—	6,513,437
Materials	6,920,937	2,451,978	—	9,372,915
Real Estate	1,197,000	—	—	1,197,000
Telecommunication Services	3,252,930	1,228,234	—	4,481,164
Utilities	—	3,499,614	—	3,499,614
Total Common Stock	42,022,964	33,334,873	—	75,357,837
Preferred Stock	—	3,474,839	—	3,474,839
Short-Term Investments	1,014,529	—	—	1,014,529
Total Investments, at fair value	$43,037,493	$36,809,712	$—	$79,847,205

(1)
For the period ended April 30, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2018, securities valued at $3,370,200 were transferred from Level 1 to Level 2 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $57,382,829.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$27,297,309
Gross Unrealized Depreciation	(4,832,440)
Net Unrealized Appreciation	$22,464,869

See Accompanying Notes to Financial Statements

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contracts AND SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2017, the Board, including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and Voya Mutual Funds (the “Trust”), on behalf of Voya Diversified Emerging Markets Debt Fund, Voya Global Bond Fund, Voya Global Equity Fund, Voya Global Perspectives® Fund, Voya Multi-Manager International Small Cap Fund, and Voya Russia Fund, each a series of the Trust (the “Funds”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-advisers to the Funds (the “Sub-Advisers”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2017, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Advisers (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of each Management Contract and each Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Board’s approval, experienced sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Advisers with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Advisers to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and the Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Funds.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Management Contracts and respective Sub-Advisory Contracts were appropriate.
Fund Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including, except as set forth below, its investment performance over certain time periods compared to the Fund’s Morningstar category, Selected Peer Group and primary benchmark, a broad-based securities market index that appears in each Fund’s prospectus. In addition, the Board considered Voya
Global Bond Fund’s investment performance compared to an additional performance peer group that was approved by the Fund’s IRC due to the unique investment structure or strategy of that Fund. With respect to the Voya Multi-Manager International Small Cap Fund, the Board also reviewed the performance of the Fund assets allocated by the Manager to each Sub-Adviser. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Fund’s performance and risk, including risk-adjusted investment return information, by the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Fund grows larger and the extent to which any such economies are reflected in contractual fee schedules. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Funds do not have management fee breakpoints, they do have fee waiver and/or expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the respective Sub-Adviser could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Manager.
Information Regarding Services to Other Clients
The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from a Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Advisers, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Sub-Advisers with respect to sub-advisory fee schedules. The Board also considered that the fee schedules charged to the Funds and other institutional clients of the Manager or the Sub-Advisers (including other investment companies) and the performance of the Funds and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when a Fund first was organized; differences in the original sponsors of the funds or other clients that now are managed by the Manager; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the contractual sub-advisory fee schedule payable by the Manager to each Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual management fee rates that are paid to each Sub-Adviser, as compared to the portion retained by the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager intends to propose any changes thereto. For each Fund, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Manager because the Board did not view this data as being a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Funds. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their association with the Funds, including their ability to engage in soft-dollar transactions on behalf of the Funds. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Funds and the Manager and Sub-Advisers’ potential fall-out benefits were not unreasonable.
Fund-by-Fund Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving each Fund’s Management Contracts and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, except with respect to Voya Russia Fund, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Fund asset levels and flows as of August 31, 2017, and September 30, 2017. Each Fund’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya Diversified Emerging Markets Debt Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Diversified Emerging Markets Debt Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for the year-to-date and three-year periods, and underperformed for the one-year period; (2) the Fund outperformed its primary benchmark for the three-year period, and underperformed for the year-to-date and one-year periods; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date and three-year periods, and the fifth (lowest) quintile for the one-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Fund, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and below the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is below the median and the average of the net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global Bond Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund underperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which its performance was equal to the performance of the Morningstar category average, and the ten-year period, during which it outperformed; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, and in the third quintile for the year-to-date, one-year, three-year and five-year periods.
In analyzing this performance data, the Board took into account Management’s representations regarding: (1) the effect that the Fund’s positioning in emerging markets debt securities in 2013 had on the Fund’s performance; and (2) the competitiveness of the Fund’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is below the median and the average net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global Equity Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Equity Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and ten-year periods, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the second quintile for the year-to-date and one-year periods, and the fifth (lowest) quintile for the three-year and five-year periods.
In analyzing this performance data, the Board took into account Management’s representations that there was a change in the Fund’s portfolio management team and investment strategies in December 2014, and, during more recent periods, the Fund’s performance has been favorable.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) Management’s discussion of fee waivers and/or expense reimbursements, which lower the Fund’s net effective management fee; (2) Management’s representations regarding the competitiveness of the Fund’s net expense ratio; and (3) Management’s representations that it intends to recommend at a future Board meeting a proposal to improve the Fund’s performance.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global Perspectives® Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Perspectives® Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for the year-to-date and three-year periods, and underperformed for the one-year period; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the three-year period, and the third quintile for the year-to-date and one-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Fund, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is below the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is below the median and the average net expense ratios of the funds in its Selected Peer Group.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Multi-Manager International Small Cap Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Multi-Manager International Small Cap Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, the second quintile for the one-year, three-year and five-year periods, and the third quintile for the ten-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, that Board took into account: (1) Management’s discussion of fee waivers and/or expense reimbursements, which lower the Fund’s net effective management fee; and (2) Management’s representations regarding the competitiveness of the Fund’s net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russia Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Russia Fund, the Board considered that, based on performance data for the periods ended March 31, 2017, the Fund outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed. In analyzing this fee data, the Board took into account Management’s representations that the Fund falls within a category for which Morningstar does not provide rankings, percentiles or a category average.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account Management’s representations that the Fund’s focus of investing at least 80% of its net assets in Russian equity securities differentiates it from the other Selected Peer Group funds.
To pursue Voya Russia Fund’s investment objective, the Manager may, at its discretion, allocate all or a portion of the Fund’s assets to either NNIP Advisors B.V. (“NNIP”) or Voya Investment Management Co. LLC (“Voya IM”) to manage, and may change the allocation of Voya Russia

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Fund’s assets between NNIP and Voya IM. At the time that the Board made the determination to renew the Sub-Advisory Contracts, the Manager had not allocated any assets of Voya Russia Fund to Voya IM. However, it noted that the Manager may, in the future, allocate a portion of Voya Russia Fund’s assets to Voya IM and may change the allocation of the Fund’s assets between NNIP and Voya IM. NNIP and Voya IM would each make investment decisions for the assets allocated to it and would each be paid a sub-advisory fee rate based on the portion of Voya Russia Fund’s average daily assets.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
167703         (0418-062218)

Semi-Annual Report
April 30, 2018
Classes A, C, I, O, R and W
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Voya Global Corporate Leaders® 100 Fund

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Voya Global Equity Dividend Fund

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Voya Global High Dividend Low Volatility Fund

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Voya Multi-Manager Emerging Markets Equity Fund

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Voya Multi-Manager International Equity Fund

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Voya Multi-Manager International Factors Fund

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The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

[This Page Intentionally Left Blank]

PRESIDENT’S LETTER

The Passage of Time
Dear Shareholder,
For generations, Time magazine and its companion publications were nearly ubiquitous, a staple of newsstands and doctors’ offices. Time Inc. became a media giant; along with the major newspapers and TV news shows, it functioned as a primary source of information and opinion for many Americans. This year Time Inc. ceased operations, undone by changes in communications technology that had fragmented the audiences — and thus the advertising revenues — that once supported the mega-media outlets.
Many other industries face similar pressures as technology changes business models and resources shift from declining economic sectors to those that offer better returns. Entrepreneurs seeking to make money invent new products and services — those who succeed displace older businesses and alter the economy. According to the notion of “creative destruction,” this sort of churning is a constant feature of capitalistic economies and defines economic progress. While change may not deliver “the best of all possible worlds,”(1) it does keep economic systems dynamic, which creates investment opportunities.
In a connected global economy, opportunities can arise almost anywhere, which is why at Voya we believe in staying fully invested and globally diversified. Broad global diversification across continents, markets and asset classes remains important, in our view, for positioning your portfolio to benefit from potential opportunities. Because no one knows when opportunities will arise, we believe it makes sense to avoid the temptation to time market entries and exits. In our opinion, such considerations do not offer good reasons to consider changing one’s investment strategy.
Good reasons to change strategy might be changes in your investment goals or life situation. If your goals or needs have changed, thoroughly discuss these issues with your financial advisor before undertaking any alteration of your investment strategy.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
May 23, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)
Thanks to Dr. Pangloss for this suggestion.

1

Market Perspective: Six Months Ended April 30, 2018

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, were already up more than 15% in 2017, rising every month. A “buy-the-dip” mentality prevailed, in which any disappointment or setback was soon forgiven, leaving the Index to resume its advance. The narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, was intact. (The Index returned 3.40% for the six-months ended April 30, 2018, measured in U.S. dollars.)
But in February the spell was broken, and after 15 consecutive gains, the Index suffered its first monthly loss. Another loss followed in March, and for the first half of the fiscal year the Index managed a gain of just 2.37%.
The new fiscal year started with U.S. gross domestic product (“GDP”) having grown 3.16% annualized, in the third quarter of 2017. Tax reform progressed fitfully from the outline in October until the final product signed into law on December 22. For investors the key feature of tax reform was the reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends.
Nine days earlier the Federal Open Market Committee (“FOMC”) had raised the federal funds rate by 25bp (0.25%) from 1.25% to 1.50%, with three more increases projected for 2018. As the year ended, new unemployment claims were near a 44-year low and the unemployment rate was stable at 4.1%. Some commentators wondered whether a tax cut stimulus costing $1 trillion to an already strong economy near full employment, would require more than three increases, and how would markets react when this became evident.
Internationally, in the euro zone, evidence of economic recovery continued to accumulate in the first weeks of 2018, with GDP growth at 2.7% year-over-year and unemployment edging down to 8.6%, the lowest since December 2008. Purchasing managers’ indices, closely watched leading indicators of economic activity, reached multi-year highs early in 2018. But as the quarter wore on, these were starting to fade and the March readings were the lowest of the year.
China’s GDP grew 6.8% year-over-year in the fourth quarter of 2017, matching growth in the third, and contributing to 6.9% growth in 2017 as a whole over 2016. In Japan, GDP grew at 1.6% annualized in the fourth quarter of 2017 over the third, the eighth consecutive quarter of growth. However, wage and price inflation stayed stubbornly low.
Back in the U.S., economic reports had a moderate tone early in 2018. Mixed purchasing managers’ indices were accompanied by a mildly disappointing employment report showing 148,000 new jobs created, well below expectations, with net downward revisions to earlier months. Still, the three-month average was just above 200,000 and the unemployment rate was holding at 4.1%. GDP growth was initially recorded at 2.56% annualized in the fourth quarter of 2017.
Then in late January, Bloomberg reported that the Treasury would boost bond sales to cover a mounting budget deficit, now projected to reach $1.1 trillion by 2019. FOMC minutes were seen as hawkish. The February employment report showed the strongest wage growth since 2009. The Index was already falling. On March 21, the FOMC raised rates from 1.50% to 1.75% and in
April Treasury yields reached four-year highs, with wage and price inflation accelerating.
But by then investors had something else to worry about. On March 1, the White House announced tariffs of 25% on imported steel and 10% on imported aluminum, followed three weeks later by specific tariffs on Chinese imports. While the measures looked like bargaining chips, threats of retaliation were swift and the risks of a trade war to global growth, which had underpinned much of the rise in equity prices in recent years, were abundantly clear.
Having set a new record on January 26, the Index fell 7.27% by the end of March, with a 1.94% bounce back in April.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) fell 0.90% in the fiscal half-year. The Bloomberg Barclays U.S. Treasury Bond Index fell 1.81%, as the yield curve rose. Indices of riskier classes were mixed against Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index shed 2.48%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) only slipped 0.17%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 3.82% through April. The earnings per share of its constituent companies resumed double-digit growth in the fourth quarter of 2017, increasing 15.03% year-over-year. The consumer discretionary sector was the top performer, up 13.54%; utilities incurred the biggest loss, down 4.78%.
Despite rising U.S. Treasury yields, movements in currencies reflected a weaker dollar during the period. The dollar fell 3.58% against the euro, 3.50% against the pound and 3.91% against the yen. There was considerable commentary among experts on dollar weakness over the previous year. However, in April, dollar strength appeared to be returning.
International markets were all unnerved by February’s general upsurge in volatility and by the risk of a trade war referred to above. In addition, the fiscal boost in the U.S. probably improved that market’s relative attractiveness. MSCI Japan® Index added just 1.38% over the half-year, with sentiment also depressed by indications from the Bank of Japan that the end of monetary stimulus was in its sights. MSCI Europe ex UK® Index drifted down 1.41%. The strength of the euro worried investors as did the cooling of leading economic indicators. MSCI UK® Index edged up 2.09%, sentiment dampened by a slowing economy, uncertainty about Brexit, and the precarious position of the UK’s political leadership.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI All Country World IndexSM	A broad-based index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI All Country World (ex-US) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Global 100 Index*	An index that measures the performance of multi-national, blue chip companies of major importance in the global equity markets.

*
The S&P Global 100 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Global 100 Index.

3

Voya Global Corporate Leaders® 100 Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2018 (as a percentage of net assets)

United States	60.1%
United Kingdom	8.1%
France	7.6%
Germany	6.7%
Japan	5.8%
Switzerland	3.5%
Netherlands	2.5%
Spain	2.5%
South Korea	0.7%
Australia	0.7%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Global Corporate Leaders® 100 Fund (the “Fund”) seeks to outperform the S&P Global 100 Index. The Fund is managed by Vincent Costa, CFA, Steve Wetter, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended April 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.93% compared to the S&P Global 100 Index and the MSCI All Country World IndexSM, which returned 2.55% and 3.56%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed its benchmark, the S&P Global 100 Index, due to sector allocation effects. An underweight and overweight allocation to the consumer discretionary and industrial sectors, respectively, had the largest negative impact on performance. Additionally, the Fund’s underweight allocations to the energy and information technology sectors were drags on relative performance. By contrast, Fund holdings within the healthcare and materials sectors contributed favorably to the Fund’s relative performance. At the individual stock level, underweight positions in Amazon.com, Inc. and Microsoft Corporation, and an overweight position in Johnson Controls International plc detracted from performance. By contrast, overweight positions in Twenty-First Century Fox, Inc. and Nike, Inc., and an underweight position in Apple Inc., contributed to performance.
Top Ten Holdings as of April 30, 2018 (as a percentage of net assets)

Merck & Co., Inc.	1.7%
Chevron Corp.	1.7%
McDonald’s Corp.	1.7%
Exxon Mobil Corp.	1.6%
Amazon.com, Inc.	1.6%
General Electric Co.	1.6%
Microsoft Corp.	1.6%
Pfizer, Inc.	1.6%
Ford Motor Co.	1.6%
Nike, Inc.	1.6%
Portfolio holdings are subject to change daily.
As of the end of the reporting period, the Fund’s largest overweight positions were to the industrial and financial sectors; the Fund’s largest underweight positions were to the information technology and energy sectors. Sector weightings are purely a function of the Fund’s quantitative investment discipline, however, and are not actively managed.
Current Strategy and Outlook: The Fund’s investment strategy follows a strict rules-based approach. In constructing the Fund’s portfolio, the sub-adviser (“Sub-Adviser”) begins with the universe of all of the stocks in the Index and divides the universe into three regions (North America, Europe and Asia) keeping each region’s capitalization weight. Next, the Sub-Adviser equally weights the universe of Index securities in each region.
If the value of the securities of a particular company appreciates more than 50% relative to the Index during a given quarter, the Sub-Adviser will sell some of the securities of that company so that its weight in the Fund is similar to what its weight in the Fund was at the beginning of the quarter. If the value of the securities of a particular company falls more than 30% relative to the Index during a calendar quarter, these securities will be sold. The Fund’s investment portfolio will be rebalanced quarterly to re-align the Fund’s holdings within each region back to equal capitalization weights.
Following an unusually long period of low volatility, equity markets have settled into a new phase of more frequent and larger price movements. We expect this phase to persist as financial conditions tighten and the Fed gradually raises interest rates. Nonetheless, we believe corporate earnings remain strong, supported by stable economic growth and rising employment. The inflation outlook is stable despite potential risks from U.S. fiscal policies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
4

Portfolio Managers’ Report	Voya Global Equity Dividend Fund

Geographic Diversification as of April 30, 2018 (as a percentage of net assets)

United States	48.3%
France	12.6%
United Kingdom	7.6%
Japan	7.0%
Switzerland	4.2%
Italy	3.4%
Netherlands	2.4%
Canada	2.4%
Spain	2.0%
Singapore	1.3%
Countries between 0.7% – 1.3%^	3.2%
Assets in Excess of Other Liabilities*	5.6%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 3 countries, which each represents 0.7% – 1.3% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Equity Dividend Fund (the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Bruno Springael and Moudy El Khodr, Portfolio Managers* of NNIP Advisors B.V. (“NNIP Advisors”) — the Sub-Adviser.
Performance: For the six-month period ended April 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.74%, compared to the MSCI World IndexSM, which returned 3.40% for the same period.
Portfolio Specifics: The Fund lagged the MSCI World IndexSM over the reporting period, as value continued to underperform growth. The underperformance was mainly due to our stock selection in the healthcare, industrial and consumer staples sectors. In healthcare, the main detractors were Bristol-Myers Squibb Co., Sanofi and Allergan plc. General Electric Co. was the largest headwind for results in the industrial sector after announcing it would take a $6.2 billion charge on its legacy insurance business. Philip Morris International, Inc. was the Fund’s largest underperformer in the consumer staples sector, after announcing its first-quarter results. Stock selection within materials added the most value, with phosphate and potash producer Mosaic Co/The as the top contributor. The Fund’s overweight allocation in the energy sector also added value due to rising oil prices.
We introduced Reckitt Benckiser Group PLC into the Fund. In our view, the company’s risks are now skewed to the upside after its de-rating, especially given the prospect of improved top-line trends. Potential mergers and acquisitions provide
Top Ten Holdings as of April 30, 2018* (as a percentage of net assets)

Apple, Inc.	2.8%
Microsoft Corp.	2.8%
Cisco Systems, Inc.	2.4%
Walmart, Inc.	2.0%
Vodafone Group PLC	2.0%
Citigroup, Inc.	2.0%
Cie de Saint-Gobain	2.0%
General Electric Co.	1.9%
McDonald’s Corp.	1.7%
UniCredit SpA	1.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
additional potential. We exited Hanesbrands, Inc. after disappointing results and used the proceeds to start a position in cruise operator Carnival Corp. We believe Carnival should benefit from favorable demographics, changing spending patterns and a good economic backdrop. We sold out of Nielsen Holdings PLC as its emerging markets division is not picking up as we had expected. At the same time, developed markets continue to deteriorate. We sold out of J Sainsbury Plc due to an increasingly challenging UK consumer environment. We exited U.S. retailer Macys, Inc. after a strong rebound.
We reduced our exposure to automobiles by selling out of Daimler AG. The sector has a lack of positive earnings revisions, rising research and development expenditure due to its transitioning to electric vehicles and is getting close to the peak/end phase of the cycle.
In the telecommunications sector, we exited CenturyLink, Inc., as we are doubtful that synergies from its recent acquisition will be sufficient to offset ongoing deterioration in its operating metrics. We used some of the proceeds from the sale to increase our position in Vodafone Group PLC, after its earnings results confirmed steady improvement across all regions.
We sold out of Rio Tinto PLC as it performed well on the back of a strong iron price. We believe the mining firm is a quality play with strong capital discipline. However, we are concerned the market is overlooking the impact from both increasing capital expenditure trends across the industry and a potential slowdown in China. We added to Mosaic as its stock price now largely discounts persistently low potash and phosphate demand. Going forward, we believe the phosphates market has troughed and will see gradual improvement.
In the industrial sector, we sold out of Stanley Black & Decker, Inc. as the stock’s strong rally has increased its valuation to more than two standard deviations above historical averages.

5

Voya Global Equity Dividend Fund	Portfolio Managers’ Report

We took advantage of market volatility in the second half of the period to increase the Fund’s technology exposure. We started a position in Oracle Corp. and added to Apple, Inc., Microsoft Corp. and Intel Corp. Expectations for Oracle are low due to weakness in its major software revenue sources (license, cloud and support), but these concerns are now priced in and going forward, we believe the stock should benefit from rising technology sector expenditures. Recent earnings results were lackluster, but the company is still very early in the transition of its customers to the cloud. We think the market is too focused on the iPhone cycle and underappreciates the opportunity from Apple’s services business. We believe Microsoft has meaningful growth potential, driven by public cloud adoption.
Finally, in healthcare we exited Abbvie, Inc. and Novartis AG on valuation grounds, preferring to raise our existing exposure to Roche Holding AG and Bristol-Myers Squibb. We reduced Eli Lilly & Co. and added to Merck & Co., Inc. Merck’s latest clinical trials of its lung cancer drug, Ketruda, are showing potential, while Eli Lilly is facing challenges to its diabetes franchise and risks from competing products.
Current Strategy and Outlook: While volatility decreased in April, concerns about trade protectionism and softer economic momentum persist. Quarterly earnings have been strong, which is a positive for equities. However, investor reactions have been a bit contained due to late-cycle fears. While we do not rule out that margins will stabilize in the United States, in our view there is more room for improvement in Europe and Japan. We believe we are still in a macroeconomic environment characterized by growth in all regions and supported by all economic actors (consumers, corporates and governments). We believe that this means the likelihood of a recession over the next 12 months is low.
Yields have started to rise, which we believe should be positive for value stocks and a potential negative for long-duration growth stocks. Cyclical stocks are not as attractively valued as they were, so we need to be selective. We continue to have a strong preference for financials. Though the segment is not as economical as it was, banks are now well capitalized and show improving loan-to-book growth and profitability. Among defensive stocks, sectors such as consumer staples have started to screen well from a valuation perspective.

*
Effective December 1, 2017, Moudy El Khodr was added as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
6

Portfolio Managers’ Report	Voya Global High Dividend Low Volatility Fund

Geographic Diversification as of April 30, 2018 (as a percentage of net assets)

United States	55.9%
Japan	9.2%
United Kingdom	5.3%
Canada	4.4%
Germany	4.2%
Netherlands	4.0%
France	2.6%
Switzerland	2.3%
Australia	1.7%
Singapore	1.6%
Countries between 0.2% – 1.2%^	8.1%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 13 countries, which each represents 0.2% – 1.2% of net assets.
Portfolio holdings are subject to change daily.
Voya Global High Dividend Low Volatility Fund* (the “Fund”) seeks maximum total return. The Fund is managed by Vincent Costa, CFA, James Ying, CFA, Steve Wetter, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended April 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.49% compared to the MSCI World IndexSM (the “Index” or “MSCI World”), which returned 3.40% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed its benchmark, the MSCI World IndexSM, due to a combination of unfavorable security selection and negative allocation effects. On the regional level, portfolio holdings within Europe made the greatest contribution while holdings in Japan detracted the most value. On the sector level, stock selection within the healthcare and telecommunications sectors had the largest negative impact on performance. By contrast, stock selection within the industrials sector had the largest positive impact on returns. At the individual stock level, not owning benchmark stock, Amazon.com, Inc., and overweight positions in Colony NorthStar, Inc. and Takeda Pharmaceutical Co. Ltd, detracted from performance. By contrast, overweight positions in Royal Mail plc, Kohl’s Corporation and Valero Energy Corporation contributed to returns.
Current Strategy and Outlook: The Fund is an actively managed, global, quantitative equity strategy that seeks to maximize total returns and maintain lower than market volatility.
Top Ten Holdings as of April 30, 2018 (as a percentage of net assets)

Apple, Inc.	1.6%
Johnson & Johnson	1.4%
Exxon Mobil Corp.	1.3%
Royal Dutch Shell PLC - Class A	1.3%
Cisco Systems, Inc.	1.2%
UnitedHealth Group, Inc.	1.2%
Intel Corp.	1.1%
Home Depot, Inc.	1.1%
Pfizer, Inc.	1.1%
Chevron Corp.	1.0%
Portfolio holdings are subject to change daily.
Following an unusually long period of low volatility, equity markets have settled into a new phase of more frequent and larger price movements. We expect this phase to persist as financial conditions tighten and the Federal Reserve gradually raises interest rates. Nonetheless, corporate earnings remain strong, supported by stable economic growth and rising employment. The inflation outlook is stable despite potential risks from U.S. fiscal policies.

*
On March 15, 2018, the Fund’s Board of Trustees approved changes with respect to the Fund’s name, principal investment strategies and primary benchmark. Effective May 1, 2018, the Fund’s name changed from “Voya Global High Divided Low Volatility Fund” to “Voya International High Dividend Low Volatility Fund.” Also, effective May 1, 2018, the Fund changed its primary benchmark from the MSCI World IndexSM to the MSCI EAFE® Index because the MSCI EAFE® Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund now invests.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
7

Voya Multi-Manager Emerging Markets Equity Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2018 (as a percentage of net assets)

China	24.5%
South Korea	13.1%
Brazil	6.9%
Taiwan	6.4%
India	5.4%
Russia	4.8%
Mexico	2.4%
Thailand	2.3%
Turkey	2.3%
South Africa	2.2%
Countries between 0.1% – 1.2%^	11.2%
Assets in Excess of Other Liabilities*	18.5%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 23 countries, which each represents 0.1% – 1.2% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager Emerging Markets Equity Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — J.P. Morgan Investment Management Inc. (“JPMorgan”), Van Eck Associates Corporation (“Van Eck”) and Delaware Investments Fund Advisers (“Delaware”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Anuj Arora and Joyce Weng, Portfolio Managers, of the Sleeve that is managed by JPMorgan; David A. Semple, Portfolio Manager, and Angus Shillington, Assistant Portfolio Manager, of the Sleeve that is managed by Van Eck; and Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer, Emerging Markets and Healthcare, of the Sleeve that is managed by Delaware.*
Performance: For the six-month period ended April 30, 2018, the Fund’s Class A shares provided a total return of 0.73%, compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 4.80% for the same period.
Portfolio Specifics: Delaware Sleeve — The Sleeve underperformed the MSCI EM IndexSM by approximately 643 basis points (6.43%) for the six-month period ended April 30, 2018. Stock selection was unfavorable during this period.
In China, shares of Sohu.com and Sina declined. Sohu.com faces near-term headwinds within its mobile game business and continues to invest in traffic acquisition in its search business. The structural growth opportunities for the search business remain attractive in our view, while valuations are inexpensive. Shares of Sina declined after the company issued super-voting shares to its chairman. Fundamentally, user engagement and monetization of Weibo (Sina’s key subsidiary) remain strong, and we consider the sell-off to be excessive.
Shares of BRF, the largest poultry producer in Brazil, declined due to weaker than expected financial results as well as an investigation into food and safety practices. We believe the company’s brand and operations remain intact, and we expect the stock to outperform as the sector consolidates and the poultry cycle turns more favorable.
Top Ten Holdings as of April 30, 2018* (as a percentage of net assets)

Tencent Holdings Ltd.	4.4%
Alibaba Group Holding Ltd. ADR	3.4%
Samsung Electronics Co., Ltd. GDR	2.2%
Ping An Insurance Group Co. of China Ltd.	2.1%
Samsung Electronics Co., Ltd.	1.7%
Reliance Industries Ltd.	1.6%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1.5%
SK Hynix, Inc.	1.4%
Sberbank PAO ADR	1.4%
Samsung Electronics Co., Ltd.	1.3%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
In Korea, SK Telecom underperformed due to concerns about regulatory pressure on pricing. We believe the stock is attractively valued considering the stable competitive environment, strong cash flow generation, investment stake in SK Hynix, and long-term growth opportunities in 5G.
In India, shares of Reliance Industries underperformed as the company prioritizes market share gains over profitability in its telecom business. The refining and petrochemicals businesses continue to perform well. We remain optimistic about the company’s long-term earnings growth potential driven by capacity additions and rising mobile broadband penetration.
From a sector perspective, consumer discretionary contributed to relative performance, while technology, financials, and consumer staples were the largest detractors from relative performance.
JPMorgan Sleeve — The Sleeve underperformed MSCI EM IndexSM by approximately 348 basis points (3.48%) for the six-month period ended April 30, 2018. Both stock selection and country allocation detracted from returns.
Stock selection in Taiwan technology names weighed on performance. Specifically, the Sleeve’s overweight exposure to Largan Precision, a major supplier of camera lens modules for smartphones, proved to be a drag on returns, as iPhone demand weakness put downward pressure on near-term earnings.
The Sleeve’s overweight to Turkey also detracted from returns as this market failed to keep pace with the broader market. The underperformance was driven by concerns over a trade war between the U.S. and China as well as worries over a U.S. Federal Reserve Board rate hike, given Turkey’s dependency on international financing.
On the positive side, stock selection in Brazil boosted returns, most notably led by our exposure to Vale, a metals and mining company. The stock was buoyed by stronger iron ore prices during the period and by the company’s announcement of a new dividend policy set to take effect this year.

8

Portfolio Managers’ Report	Voya Multi-Manager Emerging Markets Equity Fund

The Sleeve’s underweight to India, which is based on valuation grounds, also added to performance during the period, as this market failed to keep pace with the broader emerging market universe.
Van Eck Sleeve — The Sleeve underperformed MSCI EM IndexSM by approximately 269 basis points (2.69%) for the six-month period ended April 30, 2018. In the last two months of 2017, in addition to some profit taking, there were signs of  “digestion” of the large gains in several of the biggest companies in emerging markets such as Alibaba, Tencent, etc. Consequently, in contrast with the rest of the year, the performance of these companies during the period was more mixed.
The first four months of 2018 was a true roller coaster for global investors. Markets rose substantially during the month of January, driven by optimism relating to both strong and synchronized global growth and the passage of tax reform in the United States. However, such optimism was quickly shattered as investors started to worry about possible inflation and rising interest rates. The announcement of tariffs by the U.S. against various Chinese imports further exacerbated market volatility.
Investors felt torn between a reluctance to bid farewell to the bull market and the apparent risks emanating from tech, higher interest rates and the potential of a trade war between the globe’s two largest economies.
On a sector level, selection in consumer and technology stocks added value most whereas selection in industrials and utilities detracted. On a country level, Mexico and China contributed most while Brazil and Turkey were laggards.
The three holdings that had the greatest positive impact on the portfolio were: Tencent Holdings, CP All Public Co. and CIE Automotive. The three holdings that had the greatest negative impact were: Srisawad Corporation Public Company, Biotoscana Investments and Beijing Capital International Airport.
Current Strategy & Outlook: Delaware Sleeve — Our positive long-term view on emerging markets remains intact. Considering the varied macroeconomic backdrop that we see across emerging markets, we believe there are selective opportunities for long-term stock appreciation driven by structural demographic shifts, technology adoption, implementation of government policy, improvement in corporate governance, and industry consolidation. We are particularly focused on companies that we expect to benefit from long-term changes in how people in emerging markets live and work. Areas we are currently overweight include Korea telecom and technology, China internet, and Reliance Industries. We are underweight to financials, industrials, materials, and South Africa.
JPMorgan Sleeve — Despite a pick-up in volatility, emerging market stocks have outperformed their developed market counterparts year to date. The dollar and growth trends in place justify this rotation in leadership in our view, but bumps in the road are inevitable.
We maintain the view that the principle risks to emerging market stocks at present are external. Trade frictions, a global growth slowdown and an end to the nearly decade-long equity bull market are the most important risks we see that could threaten emerging markets’ outperformance.
Recent developments that have added to perceived risk in emerging markets, such as new Russia sanctions and rising U.S. yields, in our opinion, so far have been offset by supportive trends, such as rising oil prices and easing tensions around North Korea.
Van Eck Sleeve — We believe the outlook for emerging markets remains bright. The backdrop of what is happening around the world remains benign. Global growth and actual trade are both good. Tariffs aside, right now, in our opinion, there are no real issues around emerging markets in terms of macro. In fact, some places such as South Africa, have actually improved. The election of Cyril Ramaphosa has helped improve sentiments towards the South African economy. In China, the abolition of presidential term limits means a higher likelihood of a stronger continuation of policies, which are generally good for investors: anti-corruption, supply-side measures, strengthening financial regulations among others.

*
Effective March 1, 2018, George Iwanicki was removed as a portfolio manager to the Sleeve managed by JPMorgan.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
9

Voya Multi-Manager International Equity Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2018 (as a percentage of net assets)

Japan	15.1%
United Kingdom	15.0%
Germany	7.7%
France	7.6%
Switzerland	5.7%
China	4.7%
Canada	4.2%
Sweden	3.5%
Netherlands	3.4%
South Korea	2.8%
Countries between 0.0% – 2.1%^	25.2%
Assets in Excess of Other Liabilities*	5.1%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 26 countries, which each represents 0.0% – 2.1% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Equity Fund (the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by four sub-advisers — Baillie Gifford Overseas Limited (“Baillie Gifford”), Lazard Asset Management LLC (“Lazard”), Polaris Capital Management, LLC (“Polaris”), and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Gerard Callahan, Iain Campbell, Sophie Earnshaw, CFA, Joe Faraday, CFA, Moritz Sitte, CFA, and Tom Walsh, CFA, Portfolio Managers of the Sleeve that is managed by Baillie Gifford; Bernard R. Horn, Jr., Sumanta Biswas, CFA, Jason Crawshaw and Bin Xiao, CFA, Portfolio Managers* of the Sleeve that is managed by Polaris; Michael G. Fry, Michael Powers, Michael A. Bennett, Kevin Matthews, and John R. Reinsberg, Portfolio Managers of the Sleeve that is managed by Lazard; and Nicolas M. Choumenkovitch and Tara Connolly Stillwell, CFA, Portfolio Managers of the Sleeve that is managed by Wellington.
Performance: For the six-month period ended April 30, 2018, the Fund’s Class I shares provided a total return of 2.13% compared to the MSCI EAFE® Index (“MSCI EAFE®”) and the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-USSM”), which returned 3.41% and 3.47%, respectively, for the same period.
Portfolio Specifics: Baillie Gifford Sleeve — The Sleeve underperformed the MSCI EAFE® Index by approximately 230 basis points (2.30%). The securities in the Sleeve are selected based on individual attractiveness. The weightings of securities and of sectors in the Sleeve are the result of this process and are likely to differ from the corresponding weights in the benchmark. Over the review period, in most sectors, the average return of the securities in the Sleeve underperformed the benchmark. However the largest difference, in the consumer staples sector, was positive. In addition, the Sleeve is underweight the energy sector, which proved to be a headwind as energy was the benchmark’s top performer.
One of the top contributors to performance was Shiseido, the Japanese cosmetics company. This holding was purchased on the basis that Shiseido generated lower margins than its peers and for the first time in the company’s 100-year history the business brought in an external CEO, Mr Uotani. We believe Mr Uotani has the experience to help Shisedo achieve its potential. Shiseido has delivered very strong results, as we begin to see the fruits of several initiatives. For instance, it has opened up new revenue streams through investing in sales counters in airports, an area not previously utilized. We
Top Ten Holdings as of April 30, 2018* (as a percentage of net assets)

Novartis AG	1.7%
Cie Generale des Etablissements Michelin SCA	1.3%
Samsung Electronics Co., Ltd.	1.2%
United Overseas Bank Ltd.	1.1%
Vinci SA	1.1%
Alibaba Group Holding Ltd. ADR	1.0%
British American Tobacco PLC	1.0%
Sumitomo Mitsui Financial Group, Inc.	0.9%
Safran S.A.	0.9%
Magna International, Inc.	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
believe that this management turnaround still has some way to go.
The largest detractor from performance was Capita. The British outsourcing company suffered a series of operational difficulties, with problems first emerging in late 2016. There was also some uncertainty over management during 2017, which further worried the market. We had hoped that the appointment of new management would lead to a return to the long-term trend of profitable growth that Capita had previously delivered. However, after speaking to the new CEO, Mr Lewis, in December 2017 we concluded that Capita had developed significant issues and that fixing them would take a significant amount of time. Unrelated headline grabbing problems in the UK outsourcing market served to undermine market sentiment further. They also impacted our conviction that the environment for public sector contracts, which have been the mainstay of Capita’s growth, would remain attractive. Given this key change to the investment case for Capita, we sold this holding.
Lazard Sleeve — The Sleeve underperformed the MSCI EAFE® Index for the six-month period ended April 30, 2018, by approximately 72 basis points (0.72%). Stock selection in the consumer discretionary sector helped relative returns during the period as shares of Don Quijote, a Japanese discount retailer that focuses on lower gross margin household items to drive store traffic, performed well. The conversion of their recent acquisition, FamilyMart UNY supermarkets, has been progressing well, driving earnings higher. In the financial sector, DBS Group, Singapore’s largest bank, reported strong net interest margins and raised their dividend (in addition to producing a special dividend), helping to convince investors the cash return portion of the investment thesis is robust. Elsewhere, stock selection as well as the Sleeve’s overweight position to the strong performing energy sector was beneficial to relative returns. In contrast, British American Tobacco fell during the period, hurting performance within consumer staples. It initially declined in February because investors sold high dividend stocks as long-term interest rates rose. More recently, the stock continued to lag because their earnings announcement led to small consensus downgrades, mainly due to the impact of currency. In the information technology sector, shares of Brazilian credit card processor Cielo were weak during the period due to increased competition and a decline in the company’s POS (point of sale) rental business. Cielo is the leading card acquirer in a market with only 30% credit card penetration, and we believe Cielo is a business that should be able to grow revenues in the high single digits and earnings in the low-to-mid teens in the medium to long-term.
Polaris Sleeve — Net of fees and expenses, the Sleeve underperformed the MSCI EAFE® for the six-month period ended April 30, 2018, by approximately 42 basis points (0.42%). Gross of fees and expenses, the Sleeve slightly outperformed its benchmark for the reporting period. The Sleeve had positive absolute gains in eight of 10 sectors, led by cyclicals including consumer discretionary, financials, materials and information technology. Healthcare and telecommunication services detracted.

10

Portfolio Managers’ Report	Voya Multi-Manager International Equity Fund

The financial sector had some of the top contributors, United Overseas Bank (“UOB”) and Popular Inc., as well as detractors, Svenska Handelsbanken and Siam Commercial Bank. UOB posted impressive returns, as the regional recovery in Southeast Asia economies boosted demand for customer loans and other banking services. Popular Inc. delivered upbeat results, capitalizing on a recovering Puerto Rican economy. Conversely, Svenska Handelsbanken weakened within a stagnant Swedish housing market. The bank noted slowing corporate loan originations and lower capital ratios, proactively taking measures to reweight assets.
The same dichotomy existed in consumer staples, as Japanese brewer, Asahi Group Holdings, gained on strong European and domestic sales. Irish convenience foods producer, Greencore Group, declined after the company raised concerns about U.S. market penetration and underutilized facilities.
Raw material/commodity prices rose on the back of favorable supply-demand metrics, benefitting Methanex Corp. and BHP Billiton. Yet, fellow materials company Solvay was down, as the company missed earnings on below-forecast core profits. In the energy sector, Sasol Ltd. gained as the company cited progress on its large Lake Charles ethane cracker.
Other detractors of note included: Japanese online social networking company, Mixi Inc., which dropped after reporting stagnant net sales and operating income, with fewer growth drivers in play; and Swiss multinational pharmaceutical company, Novartis AG, which declined during the period.
Wellington Sleeve — The Sleeve underperformed the MSCI ACWI ex-USSM Index for the six month period ended April 30th, 2018, by approximately 193 basis points (1.93%). Security selection and sector allocation, the result of our bottom-up selection process, both detracted from relative performance during the period.
Negative performance was driven by weak security selection within the consumer staples and energy sectors which was partially offset by stronger selection within the industrials and consumer discretionary sectors. From a sector allocation perspective, the Sleeve’s underweight allocation to energy sector and overweight to information technology sector detracted most from relative returns. The Sleeve’s overweight allocation to the financials sector aided returns.
The top individual detractors from relative performance during the period included Japanese telecommunication provider Softbank, India-based financial services company State Bank of India, and Taiwan-based electronics manufacturer Hon Hai Precision. Top contributors to relative performance during the period included UK-based automobile manufacturer Fiat Chrysler, France-based airplane manufacturer Airbus, and Italy-based apparel manufacturer Moncler.
Current Strategy and Outlook: Baillie Gifford Sleeve — International equities delivered very strong returns in 2017, however faced a more subdued start this year. News, aside from nervousness around trade wars, at both a macro and company level has been positive and the companies in the portfolio continue to perform well operationally. The Sleeve remains a collection of exciting, well-managed growth companies in which we have the utmost confidence. However, all of your holdings continue to be challenged by well-researched new stock ideas. We remain optimistic on the long-term outlook and we believe our long-term culture and approach to investment puts us in an excellent position to deliver outperformance over 5 year periods.
Lazard Sleeve — Given the rising uncertainty and volatility in the markets, we believe investors will continue to focus on high-quality companies with defensible business models, consistent cash flows that generate superior financial productivity, and attractive valuations. Many of these opportunities, in our view, can be found in the international equity markets given their discounted valuations relative to US equities. The pace of fundamental improvement has accelerated outside the United States over the past few quarters, a function of accelerating margin improvement as well as the pickup in global economic growth, and cheaper currencies. We believe the Sleeve is well positioned for this market environment. With consistently high financial productivity driven by barriers to entry and sustainable competitive advantages, we believe the companies we own are poised to benefit as investors continue to turn back towards corporate fundamentals.
Polaris Sleeve — Positive momentum continues in nearly all global economies, both developed and emerging. Recent company meetings echoed this drive, pointing to good business demand, inventory restocking and new purchasing trends. In this environment, we have identified a number of fundamentally-strong, yet undervalued cyclical sector stocks, mainly in IT (electronics and tech components), financials, consumer discretionary and industrials. The majority of these findings, regardless of sector, remain centralized in Asia (China, Japan, Korea and Taiwan). We intend to capitalize on periods of market volatility to opportunistically purchase select companies at attractive prices.
Wellington Sleeve — We look for changes in industry structures, such as consolidation and new business models, as well as companies that have good structural growth stories which typically present opportunities. Despite the volatility in the information technology sector, we remain attracted to the fundamental outlook of many of the businesses we are seeing but we also remain mindful that valuations have risen broadly over the past two years.
The Sleeve ended the period with overweight exposures to the consumer discretionary, information technology, and industrials sectors. The portfolio was most underweight the financials, materials, and telecommunication services sectors. Regionally, the Sleeve ended the period with an overweight to Developed Europe ex-UK and underweight to the Pacific Developed ex-Japan region.

*
Effective February 1, 2018, Jason Crawshaw was added as a portfolio manager to the Sleeve managed by Polaris.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
11

Voya Multi-Manager International Factors Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2018 (as a percentage of net assets)

Japan	19.6%
United Kingdom	11.6%
France	8.7%
Australia	6.7%
Germany	6.1%
Canada	5.7%
Switzerland	4.2%
South Korea	3.8%
Hong Kong	3.8%
Netherlands	3.6%
Countries between 0.0% – 3.6%^	23.5%
Assets in Excess of Other Liabilities*	2.7%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 23 countries, which each represents 0.0% – 3.6% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Factors Fund (the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by two sub-advisers — PanAgora Asset Management, Inc. (“PanAgora”) and Voya Investment Management Co. LLC. (“Voya IM”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Jamie Lee, Ph. D. and Oleg Nusinzon, CFA, Portfolio Managers of the Sleeve that is managed by PanAgora; and Steve Wetter and Kai Yee Wong, Portfolio Managers of the Sleeve that is managed by Voya IM.
Performance: For the six-month period ended April 30, 2018, the Fund’s Class I shares provided a total return of 2.84% compared to the MSCI EAFE® Index and the MSCI All Country World (ex-US) Index SM (“MSCI ACWI ex-USSM”), which returned 3.41% and 3.47%, respectively, for the same period.
Portfolio Specifics: PanAgora Sleeve — For the six month period ended April 30, 2018, the Sleeve outperformed the MSCI ACWI ex-USSM by approximately 30 basis points (0.30%). During the six-month period, the Dynamic Contextual model performed well. Value performed well across most international markets; Book-to-Price and Dividend Yield were the two top performing factors. Quality factors were positive as investors showed a preference for companies with conservative asset growth and strong earnings quality. Sentiment factors also performed well as price driven metrics and analysts’ based signals outperformed.
From a sector perspective, the Sleeve benefitted from good stock selection in the Materials and Consumer Staples sectors. Within the Materials sector we highlight the strong performance coming from Europe, specifically Finland (the Sleeve had overweight positions in UPM-Kymmene OYJ. and Stora Enso OYJ.). Gains in the consumer staples sector originated largely in Europe where overweight position Oriflame Holdings AG and underweight position Anheuser-Busch InBev SA/NV stood out.
On the negative side, we highlight the negative contribution arising from Consumer Discretionary. In the sector, overweight position, Electrolux Ab detracted the most. The company’s share price fell in April after disappointing quarterly results. Information Technology detracted from returns in large part due to disappointing stock selection in Japan (underweight positions Hitachi Ltd. and Mixi Inc. detracted most).
Country-wise the Sleeve performed well in Japan (overweight holdings in the industrials sector contributed strongly) and China (overweight positions in Financials, Agricultural Bank of China and China Construction Bank contributed most) The largest county detractors for the six month period were France and Denmark.
Top Ten Holdings as of April 30, 2018* (as a percentage of net assets)

Samsung Electronics Co., Ltd.	1.0%
Rio Tinto PLC	0.9%
3i Group PLC	0.8%
Hitachi Ltd.	0.7%
UPM-Kymmene OYJ	0.7%
Enel S.p.A.	0.7%
Amadeus IT Group SA	0.6%
Novo Nordisk A/S	0.6%
Sandvik AB	0.6%
BASF SE	0.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Voya IM Sleeve — For the six-month period ended April 30, 2018, the Sleeve underperformed the MSCI EAFE® Index by approximately 83 basis points (0.83%). The Sleeve employs a passive management approach designed to track the performance of the FTSE Developed ex-U.S. Select Factor Index. For the reporting period, the Sleeve underperformed the FTSE Developed ex-U.S. Select Factor Index. Over the reporting period, the information technology sector had the largest negative impact on performance. By contrast, real estate and energy sectors contributed to performance. On a regional basis, emerging Asia and Japan detracted the most from relative results. Europe made a slight relative contribution.
Current Strategy and Outlook: PanAgora Sleeve — For the remainder of 2018 we expect market volatility to remain above the levels observed in 2017 as we enter the latest stage of the economic cycle. We expect higher interest rates and rising inflation to affect market behavior and believe that historically rich valuation multiples leaves parts of the equity market vulnerable to a slowdown in global economic growth. We believe a rotation towards higher quality companies with stronger fundamentals should benefit the strategy. It is also our opinion that the highly diversified approach to quantitative investing preferred by the Dynamic Contextual Model reduces downside risk.
Voya IM Sleeve — Following an unusually long period of low volatility, equity markets have settled into a new phase of more frequent and larger price movements. We believe this phase will persist as financial conditions tighten and the Federal Reserve Board gradually raises interest rates. Nonetheless, corporate earnings remain strong, supported by stable economic growth and rising employment. We believe the inflation outlook is stable despite potential risks from U.S. fiscal policies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
12

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 to April 30, 2018. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2018*	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2018*
Voya Global Corporate Leaders® 100 Fund
Class A	$1,000.00	$1,009.30	0.82%	$4.09	$1,000.00	$1,020.73	0.82%	$4.11
Class I	1,000.00	1,010.80	0.56	2.79	1,000.00	1,022.02	0.56	2.81
Voya Global Equity Dividend Fund
Class A	$1,000.00	$1,017.40	1.25%	$6.25	$1,000.00	$1,018.60	1.25%	$6.26
Class C	1,000.00	1,013.70	2.00	9.99	1,000.00	1,014.88	2.00	9.99
Class I	1,000.00	1,018.50	1.00	5.00	1,000.00	1,019.84	1.00	5.01
Class O	1,000.00	1,017.40	1.25	6.25	1,000.00	1,018.60	1.25	6.26
Class W	1,000.00	1,018.50	1.00	5.00	1,000.00	1,019.84	1.00	5.01
Voya Global High Dividend Low Volatility Fund
Class A	$1,000.00	$1,024.90	0.85%	$4.27	$1,000.00	$1,020.58	0.85%	$4.26
Class I	1,000.00	1,025.20	0.60	3.01	1,000.00	1,021.82	0.60	3.01
Voya Multi-Manager Emerging Markets Equity Fund
Class A	$1,000.00	$1,007.30	1.59%	$7.91	$1,000.00	$1,016.91	1.59%	$7.95
Class C	1,000.00	1,003.60	2.34	11.62	1,000.00	1,013.19	2.34	11.68
Class I	1,000.00	1,008.90	1.24	6.18	1,000.00	1,018.65	1.24	6.21
Class R	1,000.00	1,006.00	1.84	9.15	1,000.00	1,015.67	1.84	9.20
Class W	1,000.00	1,008.70	1.34	6.67	1,000.00	1,018.15	1.34	6.71
13

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2018*	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2018*
Voya Multi-Manager International Equity Fund
Class I	$1,000.00	$1,021.30	0.97%	$4.86	$1,000.00	$1,019.98	0.97%	$4.86
Voya Multi-Manager International Factors Fund
Class I	$1,000.00	$1,028.40	0.75%	$3.77	$1,000.00	$1,021.08	0.75%	$3.76
Class W	1,000.00	1,029.40	0.75	3.77	1,000.00	1,021.08	0.75	3.76

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

14

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2018 (Unaudited)

	Voya Global Corporate Leaders® 100 Fund	Voya Global Equity Dividend Fund	Voya Global High Dividend Low Volatility Fund
ASSETS:
Investments in securities at fair value+*	$3,924,032	$72,140,952	$9,765,749
Short-term investments at fair value**	6,010	5,156,806	54,314
Foreign currencies at value***	58	113,223	—
Receivables:
Investment securities sold	—	559,951	385
Fund shares sold	—	45,352	—
Dividends	9,672	164,058	25,990
Foreign tax reclaims	1,437	36,743	4,041
Prepaid expenses	20,526	30,387	20,536
Reimbursement due from manager	5,813	11,855	—
Other assets	22	12,360	55
Total assets	3,967,570	78,271,687	9,871,070
LIABILITIES:
Payable for investment securities purchased	—	911,180	385
Payable for fund shares redeemed	—	78,747	—
Payable upon receipt of securities loaned	—	596,730	—
Payable for investment management fees	1,630	50,412	8,601
Payable for distribution and shareholder service fees	436	22,289	1,011
Payable to trustees under the deferred compensation plan (Note 6)	22	12,360	55
Payable for trustee fees	20	398	49
Other accrued expenses and liabilities	20,975	120,991	35,783
Total liabilities	23,083	1,793,107	45,884
NET ASSETS	$3,944,487	$76,478,580	$9,825,186
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,403,598	$71,053,249	$8,746,963
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	27,673	(11,312)	30,958
Accumulated net realized gain	19,904	364,300	94,442
Net unrealized appreciation	493,312	5,072,343	952,823
NET ASSETS	$3,944,487	$76,478,580	$9,825,186
+ Including securities loaned at value	$—	$582,373	$—
* Cost of investments in securities	$3,430,711	$67,067,269	$8,812,861
** Cost of short-term investments	$6,010	$5,156,806	$54,314
*** Cost of foreign currencies	$59	$115,197	$—
See Accompanying Notes to Financial Statements
15

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2018 (Unaudited) (continued)

	Voya Global Corporate Leaders® 100 Fund	Voya Global Equity Dividend Fund	Voya Global High Dividend Low Volatility Fund
Class A
Net assets	$2,107,102	$36,344,490	$4,915,045
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	179,296	2,494,377	433,127
Net asset value and redemption price per share†	$11.75	$14.57	$11.35
Maximum offering price per share (5.75%)(1)	$12.47	$15.46	$12.04
Class C
Net assets	n/a	$14,576,897	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	1,006,677	n/a
Net asset value and redemption price per share†	n/a	$14.48	n/a
Class I
Net assets	$1,837,385	$11,014,867	$4,910,141
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	156,122	754,901	432,484
Net asset value and redemption price per share	$11.77	$14.59	$11.35
Class O
Net assets	n/a	$13,199,496	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	907,787	n/a
Net asset value and redemption price per share	n/a	$14.54	n/a
Class W
Net assets	n/a	$1,342,830	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	82,797	n/a
Net asset value and redemption price per share	n/a	$16.22	n/a

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
16

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2018 (Unaudited)

	Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager International Equity Fund	Voya Multi-Manager International Factors Fund
ASSETS:
Investments in securities at fair value+*	$323,087,284	$497,536,711	$399,023,847
Short-term investments at fair value**	8,373,348	20,035,687	4,806,071
Cash	70,933	5,504,710	—
Cash collateral for futures	19,200	—	211,867
Foreign currencies at value***	606,758	120,864	262,054
Receivables:
Investment securities sold	1,381,504	13,153,627	5,069,006
Fund shares sold	98,774,292	7,895,523	18,972,057
Dividends	385,775	1,802,004	1,590,834
Interest	—	911	4,495
Foreign tax reclaims	3,759	599,753	554,633
Unrealized appreciation on forward foreign currency contracts	67	403	989
Prepaid expenses	50,935	31,955	24,876
Reimbursement due from manager	29,903	—	36,327
Other assets	9,648	11,821	9,457
Total assets	432,793,406	546,693,969	430,566,513
LIABILITIES:
Payable for investment securities purchased	34,239,951	7,905,594	9,581,778
Payable for fund shares redeemed	154,551	13,654,623	11,762,985
Payable upon receipt of securities loaned	1,199,749	911,745	—
Unrealized depreciation on forward foreign currency contracts	203	2,840	—
Payable for investment management fees	273,143	369,833	213,757
Payable for distribution and shareholder service fees	9,824	—	—
Payable to trustees under the deferred compensation plan (Note 6)	9,648	11,821	9,457
Payable for trustee fees	1,572	2,641	1,999
Other accrued expenses and liabilities	298,929	200,255	203,313
Total liabilities	36,187,570	23,059,352	21,773,289
NET ASSETS	$396,605,836	$523,634,617	$408,793,224
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$338,632,225	$442,447,136	$354,736,169
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	(93,392)	2,435,914	2,493,528
Accumulated net realized gain (loss)	(5,666,928)	13,014,221	7,502,681
Net unrealized appreciation	63,733,931	65,737,346	44,060,846
NET ASSETS	$396,605,836	$523,634,617	$408,793,224
+ Including securities loaned at value	$1,155,274	$889,926	$—
* Cost of investments in securities	$259,349,786	$431,795,064	$354,958,530
** Cost of short-term investments	$8,373,348	$20,035,687	$4,806,071
*** Cost of foreign currencies	$600,144	$120,866	$263,769
See Accompanying Notes to Financial Statements
17

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2018 (Unaudited) (continued)

	Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager International Equity Fund	Voya Multi-Manager International Factors Fund
Class A
Net assets	$28,948,459	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	2,207,029	n/a	n/a
Net asset value and redemption price per share†	$13.12	n/a	n/a
Maximum offering price per share (5.75%)(1)	$13.92	n/a	n/a
Class C
Net assets	$4,434,180	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	339,124	n/a	n/a
Net asset value and redemption price per share†	$13.08	n/a	n/a
Class I
Net assets	$299,990,649	$523,634,617	$346,131,519
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	22,812,761	42,575,658	32,351,196
Net asset value and redemption price per share	$13.15	$12.30	$10.70
Class R
Net assets	$107,316	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	8,158	n/a	n/a
Net asset value and redemption price per share	$13.16	n/a	n/a
Class W
Net assets	$63,125,232	n/a	$62,661,705
Shares authorized	unlimited	n/a	unlimited
Par value	$—	n/a	$—
Shares outstanding	4,809,408	n/a	5,857,890
Net asset value and redemption price per share	$13.13	n/a	$10.70

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
18

STATEMENTS OF OPERATIONS for the six months ended April 30, 2018 (Unaudited)

	Voya Global Corporate Leaders® 100 Fund	Voya Global Equity Dividend Fund	Voya Global High Dividend Low Volatility Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$52,500	$1,044,276	$166,265
Securities lending income, net	45	2,678	39
Total investment income	52,545	1,046,954	166,304
EXPENSES:
Investment management fees	9,890	315,686	24,535
Distribution and shareholder service fees:
Class A	2,627	46,481	6,142
Class C	—	79,343	—
Class O	—	16,938	—
Transfer agent fees:
Class A	116	35,466	161
Class C	—	15,153	—
Class I	25	3,629	2,697
Class O	—	12,926	—
Class W	—	1,264	—
Shareholder reporting expense	91	8,975	181
Registration fees	26,095	36,004	26,180
Professional fees	6,235	14,661	6,316
Custody and accounting expense	7,772	25,925	10,569
Trustee fees	80	1,592	198
Offering expense	1,478	—	3,846
License fee	265	—	—
Information statement costs (Note 6)	—	—	2,025
Miscellaneous expense	4,212	6,715	4,478
Interest expense	9	—	2
Total expenses	58,895	620,758	87,330
Waived and reimbursed fees	(45,056)	(82,830)	(51,633)
Net expenses	13,839	537,928	35,697
Net investment income	38,706	509,026	130,607
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	20,063	1,658,867	126,059
Foreign currency related transactions	67	26,325	200
Net realized gain	20,130	1,685,192	126,259
Net change in unrealized appreciation (depreciation) on:
Investments	(22,312)	(813,662)	(17,918)
Foreign currency related transactions	(46)	3,118	(139)
Net change in unrealized appreciation (depreciation)	(22,358)	(810,544)	(18,057)
Net realized and unrealized gain (loss)	(2,228)	874,648	108,202
Increase in net assets resulting from operations	$36,478	$1,383,674	$238,809
* Foreign taxes withheld	$3,791	$85,562	$11,887
See Accompanying Notes to Financial Statements
19

STATEMENTS OF OPERATIONS for the six months ended April 30, 2018 (Unaudited)

	Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager International Equity Fund	Voya Multi-Manager International Factors Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,281,196	$5,583,736	$5,474,161
Interest, net of foreign taxes withheld*	54,959	3,460	5,623
Securities lending income, net	11,705	18,142	3,290
Total investment income	2,347,860	5,605,338	5,483,074
EXPENSES:
Investment management fees	1,714,250	2,226,895	1,288,845
Distribution and shareholder service fees:
Class A	37,521	—	—
Class C	22,986	—	—
Class R	260	—	—
Transfer agent fees:
Class A	33,519	—	—
Class C	5,134	—	—
Class I	11,247	1,138	1,921
Class R	116	—	—
Class W	74,331	—	37,001
Shareholder reporting expense	15,470	6,214	13,078
Registration fees	39,114	9,644	18,982
Professional fees	43,341	59,640	51,041
Custody and accounting expense	219,525	215,330	223,582
Trustee fees	6,285	10,566	7,997
License fee	—	—	29,282
Miscellaneous expense	11,070	17,463	11,059
Interest expense	6,270	156	3,664
Total expenses	2,240,439	2,547,046	1,686,452
Waived and reimbursed fees	(183,383)	(6,373)	(192,462)
Brokerage commission recapture	(585)	(1,465)	—
Net expenses	2,056,471	2,539,208	1,493,990
Net investment income	291,389	3,066,130	3,989,084
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^) (net of Peruvian capital gains tax withheld^)	18,681,019	16,709,903	10,929,235
Forward foreign currency contracts	2,471	757	(56,644)
Foreign currency related transactions	5,795	(8,174)	66,306
Futures	2,026	—	77,094
Net realized gain	18,691,311	16,702,486	11,015,991
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#) (net of Peruvian capital gains tax accrued#)	(14,725,249)	(8,635,800)	(3,375,999)
Forward foreign currency contracts	(168)	(1,165)	989
Foreign currency related transactions	8,184	(10,550)	(16,246)
Futures	(8,331)	—	(7,881)
Net change in unrealized appreciation (depreciation)	(14,725,564)	(8,647,515)	(3,399,137)
Net realized and unrealized gain	3,965,747	8,054,971	7,616,854
Increase in net assets resulting from operations	$4,257,136	$11,121,101	$11,605,938
* Foreign taxes withheld	$331,455	$783,063	$717,396
^ Foreign taxes on sale of Indian investments	$57,041	$—	$—
# Foreign taxes accrued on Indian investments	$12,174	$—	$—
^ Foreign taxes on sale of Peruvian investments	$102,639	$—	$—
# Foreign taxes accrued on Peruvian investments	$72,551	$—	$—
See Accompanying Notes to Financial Statements
20

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Global Corporate Leaders® 100 Fund		Voya Global Equity Dividend Fund
	Six Months Ended April 30, 2018	December 6, 2016(1) to October 31, 2017	Six Months Ended April 30, 2018	Year Ended October 31, 2017
FROM OPERATIONS:
Net investment income	$38,706	$66,394	$509,026	$1,423,272
Net realized gain	20,130	70,753	1,685,192	2,110,507
Net change in unrealized appreciation (depreciation)	(22,358)	515,670	(810,544)	9,732,541
Increase in net assets resulting from operations	36,478	652,817	1,383,674	13,266,320
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(36,580)	(2,235)	(225,277)	(819,386)
Class B(2)	—	—	—	(1,038)
Class C	—	—	(38,579)	(284,577)
Class I	(36,450)	(2,490)	(79,580)	(252,529)
Class O	—	—	(82,290)	(302,099)
Class W	—	—	(8,467)	(30,957)
Net realized gains:
Class A	(37,988)	—	—	—
Class I	(33,640)	—	—	—
Total distributions	(144,658)	(4,725)	(434,193)	(1,690,586)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	104,675	3,183,777	3,684,745	10,653,631
Reinvestment of distributions	144,658	4,725	278,233	1,122,892
	249,333	3,188,502	3,962,978	11,776,523
Cost of shares redeemed	(30,252)	(3,008)	(7,614,505)	(22,044,162)
Net increase (decrease) in net assets resulting from capital share transactions	219,081	3,185,494	(3,651,527)	(10,267,639)
Net increase (decrease) in net assets	110,901	3,833,586	(2,702,046)	1,308,095
NET ASSETS:
Beginning of year or period	3,833,586	—	79,180,626	77,872,531
End of year or period	$3,944,487	$3,833,586	$76,478,580	$79,180,626
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$27,673	$61,997	$(11,312)	$(86,145)

(1)
Commencement of operations.

(2)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements
21

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Global High Dividend Low Volatility Fund		Voya Multi-Manager Emerging Markets Equity Fund
	Six Months Ended April 30, 2018	December 6, 2016(1) to October 31, 2017	Six Months Ended April 30, 2018	Year Ended October 31, 2017
FROM OPERATIONS:
Net investment income	$130,607	$200,528	$291,389	$2,422,856
Net realized gain	126,259	246,378	18,691,311	16,845,708
Net change in unrealized appreciation (depreciation)	(18,057)	970,880	(14,725,564)	65,776,970
Increase in net assets resulting from operations	238,809	1,417,786	4,257,136	85,045,534
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(151,255)	(6,494)	(319,843)	(176,854)
Class C	—	—	(19,638)	(1,400)
Class I	(164,929)	(7,160)	(3,007,576)	(1,830,792)
Class R	—	—	(905)	(394)
Class W	—	—	(876,676)	(285,994)
Net realized gains:
Class A	(125,736)	—	—	—
Class I	(125,324)	—	—	—
Total distributions	(567,244)	(13,654)	(4,224,638)	(2,295,434)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	84,427	8,161,676	131,327,023	104,867,998
Reinvestment of distributions	567,244	13,654	4,197,708	2,280,238
	651,671	8,175,330	135,524,731	107,148,236
Cost of shares redeemed	(76,404)	(1,108)	(53,132,476)	(97,781,338)
Net increase in net assets resulting from capital share transactions	575,267	8,174,222	82,392,255	9,366,898
Net increase in net assets	246,832	9,578,354	82,424,753	92,116,998
NET ASSETS:
Beginning of year or period	9,578,354	—	314,181,083	222,064,085
End of year or period	$9,825,186	$9,578,354	$396,605,836	$314,181,083
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$30,958	$216,535	$(93,392)	$3,839,857

(1)
Commencement of operations.

See Accompanying Notes to Financial Statements
22

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Multi-Manager International Equity Fund		Voya Multi-Manager International Factors Fund
	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Six Months Ended April 30, 2018	Year Ended October 31, 2017
FROM OPERATIONS:
Net investment income	$3,066,130	$7,309,794	$3,989,084	$7,162,574
Net realized gain	16,702,486	29,659,008	11,015,991	28,689,013
Net change in unrealized appreciation (depreciation)	(8,647,515)	65,623,522	(3,399,137)	41,636,755
Increase in net assets resulting from operations	11,121,101	102,592,324	11,605,938	77,488,342
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(8,834,517)	(9,493,774)	(9,966,304)	(4,717,273)
Class W	—	—	(1,919,203)	(407,262)
Net realized gains:
Class I	(2,746,762)	—	(9,581,953)	—
Class W	—	—	(1,844,100)	—
Total distributions	(11,581,279)	(9,493,774)	(23,311,560)	(5,124,535)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	44,249,795	91,863,780	47,004,082	127,127,935
Reinvestment of distributions	11,581,279	9,493,774	23,310,874	5,124,535
	55,831,074	101,357,554	70,314,956	132,252,470
Cost of shares redeemed	(46,157,890)	(194,085,881)	(44,821,894)	(144,271,938)
Net increase (decrease) in net assets resulting from capital share transactions	9,673,184	(92,728,327)	25,493,062	(12,019,468)
Net increase in net assets	9,213,006	370,223	13,787,440	60,344,339
NET ASSETS:
Beginning of year or period	514,421,611	514,051,388	395,005,784	334,661,445
End of year or period	$523,634,617	$514,421,611	$408,793,224	$395,005,784
Undistributed net investment income at end of year or period	$2,435,914	$8,204,301	$2,493,528	$10,389,951

See Accompanying Notes to Financial Statements
23

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Corporate Leaders® 100 Fund
Class A
04-30-18	12.07	0.11•	0.01	0.12	0.22	0.22	—	0.44	—	11.75	0.93	3.10	0.82	0.82	1.84	2,107	11
12-06-16(4) - 10-31-17	10.00	0.21•	1.87	2.08	0.01	—	—	0.01	—	12.07	20.88	3.56	0.81	0.81	2.05	2,016	18
Class I
04-30-18	12.10	0.13•	0.00*	0.13	0.24	0.22	—	0.46	—	11.77	1.08	2.84	0.56	0.56	2.09	1,837	11
12-06-16(4) - 10-31-17	10.00	0.23•	1.89	2.12	0.02	—	—	0.02	—	12.10	21.20	3.31	0.56	0.56	2.29	1,818	18
Voya Global Equity Dividend Fund
Class A
04-30-18	14.41	0.10•	0.15	0.25	0.09	—	—	0.09	—	14.57	1.74	1.48	1.25	1.25	1.40	36,344	22
10-31-17	12.46	0.26	2.00	2.26	0.31	—	—	0.31	—	14.41	18.32	1.49	1.25	1.25	1.93	37,260	29
10-31-16	12.74	0.29	(0.27)	0.02	0.30	—	—	0.30	—	12.46	0.22	1.50	1.25	1.25	2.31	33,764	29
10-31-15	13.41	0.27	(0.67)	(0.40)	0.27	—	—	0.27	—	12.74	(2.99)(a)	1.54	1.25	1.25	2.01	40,159	25
10-31-14	12.92	0.37	0.48	0.85	0.36	—	—	0.36	—	13.41	6.60	1.46	1.27	1.27	2.75	29,971	40
10-31-13	10.69	0.21•	2.25	2.46	0.23	—	—	0.23	—	12.92	23.19	1.43	1.36	1.36	1.82	32,036	57
Class C
04-30-18	14.32	0.05•	0.15	0.20	0.04	—	—	0.04	—	14.48	1.37	2.23	2.00	2.00	0.65	14,577	22
10-31-17	12.38	0.17	1.98	2.15	0.21	—	—	0.21	—	14.32	17.44	2.24	2.00	2.00	1.21	16,541	29
10-31-16	12.66	0.19	(0.26)	(0.07)	0.21	—	—	0.21	—	12.38	(0.53)	2.25	2.00	2.00	1.55	21,851	29
10-31-15	13.32	0.17	(0.66)	(0.49)	0.17	—	—	0.17	—	12.66	(3.72)(a)	2.29	2.00	2.00	1.26	25,594	25
10-31-14	12.84	0.27	0.48	0.75	0.27	—	—	0.27	—	13.32	5.78	2.21	2.02	2.02	2.00	18,079	40
10-31-13	10.62	0.13	2.23	2.36	0.14	—	—	0.14	—	12.84	22.35	2.18	2.11	2.11	1.08	19,834	57
Class I
04-30-18	14.43	0.12•	0.15	0.27	0.11	—	—	0.11	—	14.59	1.85	1.11	1.00	1.00	1.66	11,015	22
10-31-17	12.47	0.30	2.01	2.31	0.35	—	—	0.35	—	14.43	18.66	1.10	1.00	1.00	2.17	10,474	29
10-31-16	12.75	0.31	(0.26)	0.05	0.33	—	—	0.33	—	12.47	0.47	1.10	1.00	1.00	2.55	8,598	29
10-31-15	13.43	0.30	(0.67)	(0.37)	0.31	—	—	0.31	—	12.75	(2.80)(a)	1.14	1.00	1.00	2.24	9,447	25
10-31-14	12.94	0.39	0.50	0.89	0.40	—	—	0.40	—	13.43	6.85	1.11	1.00	1.00	2.86	5,994	40
10-31-13	10.70	0.25•	2.26	2.51	0.27	—	—	0.27	—	12.94	23.75	1.04	1.01	1.01	2.13	4,313	57
Class O
04-30-18	14.38	0.10•	0.15	0.25	0.09	—	—	0.09	—	14.54	1.74	1.48	1.25	1.25	1.40	13,199	22
10-31-17	12.43	0.26	2.00	2.26	0.31	—	—	0.31	—	14.38	18.36	1.49	1.25	1.25	1.93	13,612	29
10-31-16	12.71	0.28	(0.26)	0.02	0.30	—	—	0.30	—	12.43	0.22	1.50	1.25	1.25	2.30	12,340	29
10-31-15	13.38	0.27	(0.67)	(0.40)	0.27	—	—	0.27	—	12.71	(3.02)(a)	1.54	1.25	1.25	2.05	13,308	25
10-31-14	12.90	0.37	0.48	0.85	0.37	—	—	0.37	—	13.38	6.54	1.46	1.27	1.27	2.73	15,343	40
10-31-13	10.67	0.21•	2.25	2.46	0.23	—	—	0.23	—	12.90	23.25	1.43	1.36	1.36	1.82	15,313	57
Class W
04-30-18	16.03	0.14•	0.16	0.30	0.11	—	—	0.11	—	16.22	1.85	1.23	1.00	1.00	1.66	1,343	22
10-31-17	13.82	0.33	2.23	2.56	0.35	—	—	0.35	—	16.03	18.64	1.24	1.00	1.00	2.22	1,293	29
10-31-16	14.09	0.34	(0.28)	0.06	0.33	—	—	0.33	—	13.82	0.49	1.25	1.00	1.00	2.53	1,144	29
10-31-15	14.80	0.34	(0.75)	(0.41)	0.30	—	—	0.30	—	14.09	(2.76)(a)	1.29	1.00	1.00	2.29	1,181	25
10-31-14	14.23	0.44	0.53	0.97	0.40	—	—	0.40	—	14.80	6.81	1.21	1.02	1.02	3.00	1,275	40
10-31-13	11.74	0.27•	2.47	2.74	0.25	—	—	0.25	—	14.23	23.60	1.18	1.11	1.11	2.07	1,199	57
Voya Global High Dividend Low Volatility Fund
Class A
04-30-18	11.73	0.15•	0.15	0.30	0.37	0.31	—	0.68	—	11.35	2.49	1.85	0.85	0.85	2.54	4,915	25
12-06-16(4) - 10-31-17	10.00	0.24•	1.51	1.75	0.02	—	—	0.02	—	11.73	17.49	2.20	0.85	0.85	2.41	4,847	35
Class I
04-30-18	11.76	0.16•	0.14	0.30	0.40	0.31	—	0.71	—	11.35	2.52	1.71	0.60	0.60	2.79	4,910	25
12-06-16(4) - 10-31-17	10.00	0.26•	1.52	1.78	0.02	—	—	0.02	—	11.76	17.81	2.03	0.60	0.60	2.66	4,732	35
See Accompanying Notes to Financial Statements
24

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager Emerging Markets Equity Fund
Class A
04-30-18	13.17	(0.00)•	0.09	0.09	0.14	—	—	0.14	—	13.12	0.73	1.79	1.59	1.59	(0.09)	28,948	23
10-31-17	10.00	0.07	3.16	3.25	0.08	—	—	0.08	—	13.17	32.77	1.80	1.59	1.59	0.56	29,254	51
10-31-16	9.33	0.08	0.69	0.77	0.10	—	—	0.10	—	10.00	8.41	1.90	1.59	1.59	0.73	23,604	47
10-31-15	11.55	0.09	(2.19)	(2.10)	0.12	—	—	0.12	—	9.33	(18.30)(b)	1.82	1.60	1.60	0.78	25,071	74
10-31-14	11.76	0.12	(0.24)	(0.12)	0.09	—	—	0.09	—	11.55	(1.00)	1.83	1.60	1.60	0.91	35,004	68
10-31-13	10.75	0.09•	1.08	1.17	0.01	0.15	—	0.16	—	11.76	10.97	1.75	1.60	1.60	0.78	41,699	45
Class C
04-30-18	13.09	(0.06)•	0.11	0.05	0.06	—	—	0.06	—	13.08	0.36	2.54	2.34	2.34	(0.83)	4,434	23
10-31-17	9.94	(0.03)•	3.18	3.15	0.00*	—	—	0.00*	—	13.09	31.74	2.55	2.34	2.34	(0.27)	4,419	51
10-31-16	9.26	0.01	0.70	0.71	0.03	—	—	0.03	—	9.94	7.69	2.65	2.34	2.34	(0.03)	4,205	47
10-31-15	11.44	0.00*•	(2.17)	(2.17)	0.01	—	—	0.01	—	9.26	(18.96)(b)	2.57	2.35	2.35	0.02	4,420	74
10-31-14	11.65	0.02•	(0.23)	(0.21)	0.00*	—	—	0.00*	—	11.44	(1.77)	2.58	2.35	2.35	0.15	6,884	68
10-31-13	10.72	0.02	1.06	1.08	—	0.15	—	0.15	—	11.65	10.13	2.50	2.35	2.35	0.11	8,112	45
Class I
04-30-18	13.22	0.02	0.10	0.12	0.19	—	—	0.19	—	13.15	0.89	1.33	1.24	1.24	0.26	299,991	23
10-31-17	10.04	0.11	3.18	3.29	0.11	—	—	0.11	—	13.22	33.22	1.33	1.24	1.24	0.96	215,037	51
10-31-16	9.36	0.10	0.71	0.81	0.13	—	—	0.13	—	10.04	8.89	1.35	1.24	1.24	1.05	166,301	47
10-31-15	11.61	0.12•	(2.20)	(2.08)	0.17	—	—	0.17	—	9.36	(18.06)(b)	1.34	1.25	1.25	1.14	199,847	74
10-31-14	11.82	0.15	(0.23)	(0.08)	0.13	—	—	0.13	—	11.61	(0.64)	1.30	1.25	1.25	1.22	169,635	68
10-31-13	10.78	0.14	1.07	1.21	0.02	0.15	—	0.17	—	11.82	11.29	1.30	1.25	1.25	1.27	176,423	45
Class R
04-30-18	13.20	(0.02)•	0.10	0.08	0.12	—	—	0.12	—	13.16	0.60	2.04	1.84	1.84	(0.33)	107	23
10-31-17	10.03	0.04	3.19	3.23	0.06	—	—	0.06	—	13.20	32.44	2.05	1.84	1.84	0.34	103	51
10-31-16	9.28	0.07•	0.68	0.75	—	—	—	—	—	10.03	8.08	2.15	1.84	1.84	0.81	71	47
10-31-15	11.48	0.06•	(2.17)	(2.11)	0.09	—	—	0.09	—	9.28	(18.49)(b)	2.07	1.85	1.85	0.60	6	74
10-31-14	11.75	0.08	(0.23)	(0.15)	0.12	—	—	0.12	—	11.48	(1.25)	2.08	1.85	1.85	0.73	29	68
10-31-13	10.75	0.04•	1.11	1.15	—	0.15	—	0.15	—	11.75	10.76	2.00	1.85	1.85	0.40	25	45
Class W
04-30-18	13.19	0.01	0.10	0.11	0.17	—	—	0.17	—	13.13	0.87	1.54	1.34	1.34	0.16	63,125	23
10-31-17	10.02	0.10	3.17	3.27	0.10	—	—	0.10	—	13.19	33.06	1.55	1.34	1.34	0.85	65,369	51
10-31-16	9.34	0.09	0.71	0.80	0.12	—	—	0.12	—	10.02	8.75	1.65	1.34	1.34	1.03	27,824	47
10-31-15	11.58	0.12•	(2.20)	(2.08)	0.16	—	—	0.16	—	9.34	(18.09)(b)	1.57	1.35	1.35	1.16	22,938	74
10-31-14	11.80	0.16•	(0.25)	(0.09)	0.13	—	—	0.13	—	11.58	(0.76)	1.58	1.35	1.35	1.36	31,560	68
10-31-13	10.77	0.15•	1.05	1.20	0.02	0.15	—	0.17	—	11.80	11.21	1.50	1.35	1.35	1.35	16,021	45
Voya Multi-Manager International Equity Fund
Class I
04-30-18	12.32	0.07•	0.19	0.26	0.21	0.07	—	0.28	—	12.30	2.13	0.97	0.97	0.97	1.17	523,635	21
10-31-17	10.29	0.17	2.05	2.22	0.19	—	—	0.19	—	12.32	21.93	0.98	0.96	0.96	1.42	514,422	143
10-31-16	10.87	0.17	(0.51)	(0.34)	0.14	0.10	—	0.24	—	10.29	(3.14)	0.96	0.94	0.94	1.61	514,051	39
10-31-15	11.67	0.15	(0.24)	(0.09)	0.26	0.45	—	0.71	—	10.87	(0.45)	0.98	0.96	0.96	1.34	538,662	66
10-31-14	11.88	0.26•	(0.34)	(0.08)	0.12	0.01	—	0.13	—	11.67	(0.61)	0.99	0.97	0.97	2.18	485,230	45
10-31-13	9.87	0.10•	2.08	2.18	0.17	—	—	0.17	—	11.88	22.35	0.98	1.00	1.00	0.95	338,673	48
Voya Multi-Manager International Factors Fund
Class I
04-30-18	11.06	0.11•	0.18	0.29	0.33	0.32	—	0.65	—	10.70	2.84	0.83	0.75	0.75	2.02	346,132	24
10-31-17	9.07	0.20	1.93	2.13	0.14	—	—	0.14	—	11.06	23.83	0.86	0.79	0.79	1.95	331,871	213
10-31-16	9.59	0.13	(0.41)	(0.28)	0.10	0.14	—	0.24	—	9.07	(2.87)	0.96	0.95	0.95	1.37	308,486	84
10-31-15	11.00	0.12•	0.03	0.15	0.10	1.46	—	1.56	—	9.59	2.10	0.97	0.95	0.95	1.20	330,601	85
10-31-14	11.10	0.11•	0.07	0.18	0.25	0.03	—	0.28	—	11.00	1.68	1.04	0.95	0.95	1.00	261,963	93
10-31-13	9.35	0.15•	1.73	1.88	0.13	—	—	0.13	—	11.10	20.36	0.98	0.95	0.95	1.46	395,204	100
See Accompanying Notes to Financial Statements
25

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Factors Fund (continued)
Class W
04-30-18	11.05	0.11•	0.19	0.30	0.33	0.32	—	0.65	—	10.70	2.94	0.95	0.75	0.75	1.99	62,662	24
10-31-17	9.07	0.20	1.92	2.12	0.14	—	—	0.14	—	11.05	23.71	0.97	0.79	0.79	2.16	63,135	213
10-31-16	9.59	0.12•	(0.40)	(0.28)	0.10	0.14	—	0.24	—	9.07	(2.88)	1.19	0.95	0.95	1.37	26,176	84
10-31-15	11.00	0.12•	0.03	0.15	0.10	1.46	—	1.56	—	9.59	2.10	1.10	0.95	0.95	1.26	21,495	85
10-31-14	11.09	0.12•	0.07	0.19	0.25	0.03	—	0.28	—	11.00	1.77	1.04	0.95	0.95	1.06	29,662	93
10-31-13	9.35	0.15•	1.72	1.87	0.13	—	—	0.13	—	11.09	20.25	0.98	0.95	0.95	1.44	14,343	100

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Global Equity Dividend’s total return would have been (3.88)%, (4.59)%, (3.67)%, (3.89)% and (3.62)% for Classes A, C, I, O and W, respectively.

(b)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Multi-Manager Emerging Markets Equity’s total return would have been (18.57)%, (19.23)%, (18.33)%, (18.76)% and (18.36)% for Classes A, C, I, R and W, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
26

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are sixteen separate active investment series, six of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Global Corporate Leaders® 100 Fund (“Global Corporate Leaders® 100”), Voya Global Equity Dividend Fund (“Global Equity Dividend”), Voya Global High Dividend Low Volatility Fund (“Global High Dividend Low Volatility”), Voya Multi-Manager Emerging Markets Equity Fund (“Multi- Manager Emerging Markets Equity”), Voya Multi-Manager International Equity Fund (“Multi-Manager International Equity”) and Voya Multi-Manager International Factors Fund (“Multi-Manager International Factors”). Each Fund is a diversified series of the Trust. Effective close of business May 1, 2018, Global High Dividend Low Volatility will now be known as “Voya International High Dividend Low Volatility Fund.”
Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Global Corporate Leaders® 100 and Global High Dividend Low Volatility. Voya IM also serves as the sub-adviser to a sleeve for Multi-Manager International Factors. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a
Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share.

27

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or

28

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment

29

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets.
Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of

30

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of April 30, 2018, the maximum amount of loss that Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors would incur if the counterparty to its derivative transactions failed to perform would be $67, $403 and $989, respectively, on open forward foreign currency contracts. No cash collateral was pledged by any counterparty to each respective Fund as of April 30, 2018.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.
Multi-Manager Emerging Markets Equity and Multi-Manager International Equity had a liability position of  $203 and $2,840, respectively, on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of April 30, 2018, the Fund could have been required to pay this amount in cash to its counterparties. The Funds did not post any cash collateral as of April 30, 2018.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors used forward foreign currency contracts primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements. During the period ended April 30, 2018, the Funds had an average contract amount on forward foreign currency contracts to buy and sell as disclosed below.
	Buy	Sell
Multi-Manager Emerging Markets Equity	$92,370	$152,090
Multi-Manager International Equity	568,425	842,903
Multi-Manager International Factors	1,161,140	—
Please refer to the tables following the Portfolio of Investments for open forward foreign currency contracts at April 30, 2018 for Multi-Manager Emerging Markets Equity, Multi-Manager International Equity, Multi-Manager International Factors, respectively.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended April 30, 2018, Multi-Manager Emerging Markets

31

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity and Multi-Manager International Factors had purchased futures contracts on equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the period ended April 30, 2018, Multi-Manager Emerging Markets Equity, and Multi-Manager International Factors had an average notional value on futures contracts purchased as disclosed below.
Purchased
Multi-Manager Emerging Markets Equity	$460,880
Multi-Manager International Factors	1,608,678
Please refer to the table following the Portfolio of Investments for Multi-Manager Emerging Markets Equity and Multi-Manager International Factors for open futures contracts at April 30, 2018.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends and capital gain distributions, if any, annually (except, Global Equity Dividend and Global High Dividend Low Volatility, which pays dividends, if any, quarterly). Prior to February 28, 2018, Global High Dividend Low Volatility declared and paid dividends, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor

32

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended April 30, 2018, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Global Corporate Leaders® 100	$569,033	$451,742
Global Equity Dividend	16,548,593	19,354,238
Global High Dividend Low Volatility	2,608,393	2,468,847
Multi-Manager Emerging Markets Equity	81,289,698	72,575,608
Multi-Manager International Equity	107,033,189	117,694,151
Multi-Manager International Factors	95,374,903	95,669,306
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Board approved a change to reflect that Voya Investments, the Investment Adviser to Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors, may, from time to time, directly manage a portion of each Fund’s investment portfolio. The Management Agreement compensates the
Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
Fund	As a Percentage of Average Daily Net Assets
Global Corporate Leaders® 100	0.50%
Global Equity Dividend	0.80% on the first $500 million; 0.78% on the next $500 million; and 0.76% in excess of $1 billion
Global High Dividend Low Volatility	0.50%
Multi-Manager Emerging Markets Equity	1.10%
Multi-Manager International Equity	0.85%
Multi-Manager International Factors	0.65%
The Investment Adviser has contractually agreed to waive a portion of the management fee for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity. The waivers were effective in connection with a sub-advisory fee reduction that occurred on July 1, 2015 and July 1, 2013 for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity, respectively. The waivers are calculated as follows: waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For the period ended April 30, 2018, the Investment Adviser waived $11,930 and $5,143 in management fees for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity, respectively. Termination or modification of these obligations requires approval by the Board.
The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
Global Corporate Leaders® 100	Voya IM*
Global Equity Dividend	NNIP Advisors B.V.
Global High Dividend Low Volatility	Voya IM*
Multi-Manager Emerging Markets Equity	J.P. Morgan Investment Management Inc., Delaware Investments Fund Advisers and Van Eck Associates Corporation
Multi-Manager International Equity	Baillie Gifford Overseas Limited, Lazard Asset Management LLC, Polaris Capital Management, LLC and Wellington Management Company LLP
Multi-Manager International Factors	PanAgora Asset Management, Inc. and Voya IM*

33

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds, except Class I and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
	Class A	Class C	Class O	Class R
Global Corporate Leaders® 100	0.25%	N/A	N/A	N/A
Global Equity Dividend	0.25%	1.00%	0.25%	N/A
Global High Dividend Low Volatility	0.25%	N/A	N/A	N/A
Multi-Manager Emerging Markets Equity	0.25%	1.00%	N/A	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2018, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Global Corporate Leaders® 100	$289	$—
Global Equity Dividend	2,972	—
Global High Dividend Low Volatility	141	—
Multi-Manager Emerging Markets Equity	624	—
Contingent Deferred Sales Charges:
Global Equity Dividend	$—	$265
Multi-Manager Emerging Markets Equity	—	152
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
For the period ended April 30, 2018, Global High Dividend Low Volatility incurred $2,025 of information statement costs associated with changes to the Fund’s name, principal investment strategies and expense limits. The Investment Adviser reimbursed the Fund for these costs.
At April 30, 2018, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/ Affiliated Investment Company	Fund	Percentage
Voya Global Target Payment Fund	Multi-Manager Emerging Markets Equity	6.46%
	Multi-Manager International Equity	8.31
	Multi-Manager International Factors	15.66
Voya Investment Management Co. LLC	Global Corporate Leaders® 100	92.98
	Global High Dividend Low Volatility	98.19
Voya Solution 2025 Portfolio	Multi-Manager Emerging Markets Equity	9.05
	Multi-Manager International Equity	7.70
	Multi-Manager International Factors	12.06
Voya Solution 2035 Portfolio	Multi-Manager Emerging Markets Equity	11.44
	Multi-Manager International Equity	13.00
	Multi-Manager International Factors	16.65
Voya Solution 2045 Portfolio	Multi-Manager Emerging Markets Equity	12.04
	Multi-Manager International Equity	11.71
	Multi-Manager International Factors	11.68
Voya Solution Moderately Aggressive Portfolio	Multi-Manager Emerging Markets Equity	10.29
	Multi-Manager International Equity	9.08
	Multi-Manager International Factors	8.30
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect

34

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — LICENSING FEE
FTSE International Limited receives an annual licensing fee from Multi-Manager International Factors. Effective January 1, 2018, S&P Opco, LLC receives an annual licensing fee from Global Corporate Leaders® 100.
NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES
At April 30, 2018, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expense	Amount
Global Corporate Leaders® 100	Audit	$5,848
	Custody	5,426
	Offering	8,150
Global High Dividend Low Volatility	Audit	5,805
	Custody	9,682
	Offering	16,919
NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Maximum Operating Expense Limit (as a percentage of average net assets)
Fund	Class A	Class C	Class I	Class O	Class R	Class W
Global Corporate Leaders® 100	0.91%	N/A	0.56%	N/A	N/A	N/A
Global Equity Dividend	1.40%	2.15%	1.15%	1.40%	N/A	1.15%
Global High Dividend Low Volatility	0.85%	N/A	0.60%	N/A	N/A	N/A
Multi-Manager Emerging Markets Equity	1.60%	2.35%	1.35%	N/A	1.85%	1.35%
Multi-Manager International Equity	N/A	N/A	0.97%	N/A	N/A	N/A
Multi-Manager International Factors	N/A	N/A	0.75%	N/A	N/A	0.75%
Pursuant to side letter agreements, through March 1, 2019, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
Fund	Class A	Class C	Class I	Class O	Class R	Class W
Global Equity Dividend(1)	1.25%	2.00%	1.00%	1.25%	N/A	1.00%
Multi-Manager Emerging Markets Equity	1.60%	2.35%	1.25%	N/A	1.85%	1.35%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of April 30, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	April 30,
	2019	2020	2021	Total
Global Corporate Leaders® 100	$—	$29,652	$99,591	$129,243
Global High Dividend Low Volatility	—	34,880	118,655	153,535
Multi-Manager Emerging Markets Equity	235,007	234,458	208,770	678,235
Multi-Manager International Equity	—	8,980	—	8,980
Multi-Manager International Factors	85,422	121,693	273,858	480,973
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2018, are as follows:
	April 30,
	2019	2020	2021	Total
Global Corporate Leaders 100
Class I	$—	$—	$25	$25
Global High Dividend Low Volatility
Class I	—	982	4,902	5,884
Multi-Manager Emerging Markets Equity
Class A	42,618	38,811	33,536	114,965
Class C	7,536	6,758	5,080	19,374
Class R	43	117	117	277
Class W	47,745	57,767	75,477	180,989

35

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 9 — EXPENSE LIMITATION
AGREEMENTS (continued)

	April 30,
	2019	2020	2021	Total
Multi-Manager International Factors
Class W	55,222	40,589	72,620	168,431
The expense limitation agreements are contractual through March 1, 2019 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 10 — LINE OF CREDIT
Effective May 19, 2017, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 18, 2018. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the period ended April 30, 2018:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Multi-Manager Emerging Markets Equity	1	$3,183,000	2.42%
Multi-Manager International Factors	21	2,311,095	2.48

NOTE 11 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Global Corporate Leaders® 100
Class A
4/30/2018	8,601	—	6,250	(2,529)	—	12,322	104,675	—	74,568	(30,252)	—	148,991
12/6/2016(1) - 10/31/2017	167,009	—	221	(255)	—	166,975	1,683,767	—	2,235	(3,008)	—	1,682,994
Class I
4/30/2018	—	—	5,875	—	—	5,875	—	—	70,090	—	—	70,090
12/6/2016(1) - 10/31/2017	150,001	—	246	—	—	150,247	1,500,010	—	2,490	—	—	1,502,500
Global Equity Dividend
Class A
4/30/2018	111,587	—	12,467	(215,093)	—	(91,039)	1,653,951	—	180,496	(3,193,418)	—	(1,358,971)
10/31/2017	383,913	—	49,901	(567,766)	8,935	(125,017)	5,314,094	—	684,574	(7,720,876)	122,939	(1,599,269)
Class B(2)
4/30/2018	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2017	1	—	69	(5,333)	(8,928)	(14,191)	18	—	910	(71,226)	(122,939)	(193,237)
Class C
4/30/2018	8,438	—	2,478	(159,057)	—	(148,141)	124,658	—	35,726	(2,342,954)	—	(2,182,570)
10/31/2017	53,582	—	17,206	(681,069)	—	(610,281)	730,957	—	234,563	(9,239,212)	—	(8,273,692)
Class I
4/30/2018	94,070	—	3,534	(68,441)	—	29,163	1,386,956	—	51,218	(1,010,569)	—	427,605
10/31/2017	252,762	—	12,051	(228,392)	—	36,421	3,388,466	—	165,572	(3,086,632)	—	467,406
Class O
4/30/2018	25,799	—	180	(64,672)	—	(38,693)	380,182	—	2,603	(960,552)	—	(577,767)
10/31/2017	61,776	—	680	(108,578)	—	(46,122)	843,901	—	9,327	(1,478,909)	—	(625,681)
Class W
4/30/2018	8,117	—	509	(6,498)	—	2,128	138,998	—	8,190	(107,012)	—	40,176
10/31/2017	24,790	—	1,830	(28,743)	—	(2,123)	376,195	—	27,946	(447,307)	—	(43,166)
36

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Global High Dividend Low Volatility
Class A
4/30/2018	2,437	—	24,180	(6,533)	—	20,084	28,177	—	276,991	(76,404)	—	228,764
12/6/2016(1) - 10/31/2017	412,500	—	640	(97)	—	413,043	4,142,917	—	6,494	(1,103)	—	4,148,308
Class I
4/30/2018	4,776	—	25,323	—	—	30,099	56,250	—	290,253	—	—	346,503
12/6/2016(1) - 10/31/2017	401,679	—	706	(0)*	—	402,385	4,018,759	—	7,160	(5)	—	4,025,914
Multi-Manager Emerging Markets Equity
Class A
4/30/2018	163,219	—	22,900	(200,064)	—	(13,945)	2,244,402	—	297,694	(2,739,201)	—	(197,105)
10/31/2017	167,636	—	17,523	(326,074)	1,744	(139,171)	1,905,242	—	164,016	(3,579,602)	19,387	(1,490,957)
Class B(2)
4/30/2018	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2017	—	—	—	(4,172)	(1,740)	(5,912)	(4,594)	—	—	(41,074)	(19,387)	(65,055)
Class C
4/30/2018	22,459	—	1,495	(22,416)	—	1,538	299,823	—	19,422	(306,189)	—	13,056
10/31/2017	65,690	—	132	(151,453)	—	(85,631)	760,845	—	1,235	(1,640,932)	—	(878,852)
Class I
4/30/2018	9,232,121	—	230,970	(2,918,394)	—	6,544,697	122,363,756	—	3,004,921	(40,703,171)	—	84,665,506
10/31/2017	5,780,228	—	195,411	(6,276,570)	—	(300,931)	61,946,365	—	1,829,045	(71,097,522)	—	(7,322,112)
Class R
4/30/2018	1,036	—	9	(664)	—	381	13,972	—	108	(9,155)	—	4,925
10/31/2017	2,243	—	4	(1,588)	—	659	24,266	—	37	(17,331)	—	6,972
Class W
4/30/2018	475,186	—	67,351	(687,997)	—	(145,460)	6,405,070	—	875,563	(9,374,760)	—	(2,094,127)
10/31/2017	4,046,976	—	30,578	(1,899,689)	—	2,177,865	40,235,874	—	285,905	(21,404,877)	—	19,116,902
Multi-Manager International Equity
Class I
4/30/2018	3,558,439	—	954,763	(3,685,352)	—	827,850	44,249,795	—	11,581,279	(46,157,890)	—	9,673,184
10/31/2017	8,506,419	—	944,654	(17,650,729)	—	(8,199,656)	91,863,780	—	9,493,774	(194,085,881)	—	(92,728,327)
Multi-Manager International Factors
Class I
4/30/2018	3,930,618	—	1,877,835	(3,474,808)	—	2,333,645	42,169,577	—	19,548,257	(37,677,520)	—	24,040,314
10/31/2017	9,083,392	—	525,309	(13,612,800)	—	(4,004,099)	88,233,717	—	4,717,273	(130,565,159)	—	(37,614,169)
Class W
4/30/2018	446,700	—	361,790	(661,892)	—	146,598	4,834,505	—	3,762,617	(7,144,374)	—	1,452,748
10/31/2017	4,153,786	—	45,352	(1,375,337)	—	2,823,801	38,894,218	—	407,262	(13,706,779)	—	25,594,701

*
Amount is less than 0.50 per share.

(1)
Commencement of operations.

(2)
Class B converted to Class A on May 2, 2017.

NOTE 12 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities

37

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 12 — SECURITIES LENDING (continued)

issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of April 30, 2018:
Global Equity Dividend
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$5,569	$(5,569)	$—
Citigroup Global Markets Inc.	192,882	(192,882)	—
J.P. Morgan Securities LLC	365,501	(365,501)	—
Nomura Securities International, Inc.	18,421	(18,421)	—
Total	$582,373	$(582,373)	$—

(1)
Collateral with a fair value of  $596,730 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager Emerging Markets Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
J.P. Morgan Securities LLC	$5,449	$(5,449)	$—
BMO Capital Markets Corp	59,920	(59,920)	—
Barclays Bank PLC	211,624	(211,624)	—
Deutsche Bank Securities Inc.	45,105	(45,105)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
JP Morgan Securities, Plc.	121,123	(121,123)	—
Janney Montgomery Scott LLC	16,527	(16,527)	—
Morgan Stanley & Co. LLC	289,571	(289,571)	—
RBC Dominion Securities Inc	87,087	(87,087)	—
Scotia Capital (USA) INC	263,740	(263,740)	—
UBS AG	31,518	(31,518)	—
UBS Securities LLC.	23,610	(23,610)	—
Total	$1,155,274	$(1,155,274)	$—

(1)
Collateral with a fair value of  $1,199,749 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Natixis Securities America LLC	889,926	(889,926)	—
Total	$889,926	$(889,926)	$—

(1)
Collateral with a fair value of  $911,745 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

38

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Ordinary Income	Long-term Capital Gain	Ordinary Income
Global Corporate Leaders® 100	$144,658	$—	$4,725
Global Equity Dividend	434,193	—	1,690,586
Global High Dividend Low Volatility	565,776	1,468	13,654
Multi-Manager Emerging Markets Equity	4,224,638	—	2,295,434
Multi-Manager International Equity	11,581,279	—	9,493,774
Multi-Manager International Factors	23,311,560	—	5,124,535
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2017 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Global Corporate Leaders® 100	$134,251	$—	$515,451	$—	—	—
Global Equity Dividend	—	—	4,561,995	—	—	—
Global High Dividend Low Volatility	466,955	445	941,116	—	—	—
Multi-Manager Emerging Markets Equity	3,846,793	—	75,524,169	(15,868,017)	Short-term	None
				(5,555,068)	Long-term	None
				(21,423,085)
Multi-Manager International Equity	11,524,639	—	70,699,957	—	—	—
Multi-Manager International Factors	22,185,464	—	43,948,432	—	—	—
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of April 30, 2018, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
NOTE 14 — SUBSEQUENT EVENTS
Fund changes: On March 15, 2018, the Board approved a new name and revised expense limits for Global High Dividend Low Volatility. Effective May 1, 2018, the Fund will now be known as “Voya International High Dividend Low Volatility Fund.” Effective March 1, 2019 through March 1, 2020, the Investment Adviser has increased the expense limits for the Fund to 0.90% and 0.65% for Class A and Class I, respectively.
Line of Credit renewal: Effective May 18, 2018, the funds to which the Credit Agreement is available have entered into a Credit Agreement with BNY for an aggregate amount of  $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

39

Voya Global Corporate	SUMMARY PORTFOLIO OF INVESTMENTS
Leaders® 100 Fund	as of April 30, 2018 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.2%
	Australia: 0.7%
1,146	BHP Billiton Ltd.	$26,735	0.7
	France: 7.6%
109	L’Oreal S.A.	26,246	0.7
78	LVMH Moet Hennessy Louis Vuitton SE	27,145	0.7
415	Total SA	26,083	0.7
7,236	Other Securities	218,891	5.5
		298,365	7.6
	Germany: 6.7%
7,514 (1)	Other Securities	264,214	6.7
	Japan: 5.8%
800	Honda Motor Co., Ltd.	27,509	0.7
3,900	Mitsubishi UFJ Financial Group, Inc.	26,135	0.6
600	Seven & I Holdings Co., Ltd.	26,437	0.7
400	Toyota Motor Corp.	26,229	0.7
5,900	Other Securities	122,935	3.1
		229,245	5.8
	Netherlands: 2.5%
621	Koninklijke Philips NV	26,285	0.6
2,584	Other Securities	74,556	1.9
		100,841	2.5
	South Korea: 0.7%
12	Samsung Electronics Co., Ltd.	29,736	0.7
	Spain: 2.5%
10,457	Other Securities	98,298	2.5
	Switzerland: 3.5%
4,584	Other Securities	138,622	3.5
	United Kingdom: 8.1%
35,282	Other Securities	319,842	8.1
	United States: 60.1%
284	3M Co.	55,207	1.4
61 (2)	Alphabet, Inc. - Class C	62,057	1.6
41 (2)	Amazon.com, Inc.	64,211	1.6
424	American Tower Corp.	57,817	1.5
442	Aon PLC	62,972	1.6
364	Apple, Inc.	60,155	1.5
982	Bristol-Myers Squibb Co.	51,192	1.3
417	Caterpillar, Inc.	60,198	1.5
535	Chevron Corp.	66,934	1.7
897	Citigroup, Inc.	61,238	1.6
1,428	Coca-Cola Co.	61,704	1.6
884	Colgate-Palmolive Co.	57,663	1.5
963	DowDuPont, Inc.	60,900	1.5
902	Emerson Electric Co.	59,902	1.5
831	Exxon Mobil Corp.	64,610	1.6
5,654	Ford Motor Co.	$63,551	1.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
4,556	General Electric Co.	64,103	1.6
248	Goldman Sachs Group, Inc.	59,106	1.5
2,813	HP, Inc.	60,451	1.5
1,197	Intel Corp.	61,789	1.6
406	International Business Machines Corp.	58,854	1.5
482	Johnson & Johnson	60,968	1.5
1,785	Johnson Controls International plc	60,458	1.5
567	JPMorgan Chase & Co.	61,678	1.6
570	Kimberly-Clark Corp.	59,018	1.5
753	Marsh & McLennan Cos., Inc.	61,369	1.6
389	McDonald’s Corp.	65,134	1.7
1,140	Merck & Co., Inc.	67,112	1.7
685	Microsoft Corp.	64,061	1.6
1,153	Morgan Stanley	59,518	1.5
926	Nike, Inc.	63,329	1.6
569	PepsiCo, Inc.	57,435	1.5
1,749	Pfizer, Inc.	64,031	1.6
633	Philip Morris International, Inc.	51,906	1.3
788	Procter & Gamble Co.	57,004	1.4
595	Texas Instruments, Inc.	60,351	1.5
1,679	Twenty-First Century Fox, Inc. - Class A	61,384	1.6
489	United Technologies Corp.	58,753	1.5
712	Walmart, Inc.	62,984	1.6
		2,371,107	60.1
	Total Common Stock (Cost $3,382,760)	3,877,005	98.2
EXCHANGE-TRADED FUNDS: 1.2%
510	iShares Global 100 ETF	47,027	1.2
	Total Exchange-Traded Funds (Cost $47,951)	47,027	1.2
	Total Long-Term Investments (Cost $3,430,711)	3,924,032	99.4
SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
6,010 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.590% (Cost $6,010)	6,010	0.2
	Total Short-Term Investments (Cost $6,010)	6,010	0.2

See Accompanying Notes to Financial Statements
40

Voya Global Corporate	SUMMARY PORTFOLIO OF INVESTMENTS
Leaders® 100 Fund	as of April 30, 2018 (Unaudited) (continued)

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $3,436,721)	$3,930,042	99.6
Assets in Excess of Other Liabilities	14,445	0.4
Net Assets	$3,944,487	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
Rate shown is the 7-day yield as of April 30, 2018.

Sector Diversification	Percentage of Net Assets
Financials	19.6%
Consumer Staples	14.2
Consumer Discretionary	13.9
Information Technology	12.1
Industrials	11.4
Health Care	9.7
Energy	6.1
Materials	4.7
Telecommunication Services	2.5
Utilities	2.5
Real Estate	1.5
Exchange-Traded Funds	1.2
Short-Term Investments	0.2
Assets in Excess of Other Liabilities	0.4
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2018 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$26,735	$—	$26,735
France	—	298,365	—	298,365
Germany	—	264,214	—	264,214
Japan	—	229,245	—	229,245
Netherlands	—	100,841	—	100,841
South Korea	—	29,736	—	29,736
Spain	—	98,298	—	98,298
Switzerland	—	138,622	—	138,622
United Kingdom	—	319,842	—	319,842
United States	2,371,107	—	—	2,371,107
Total Common Stock	2,371,107	1,505,898	—	3,877,005
Exchange-Traded Funds	47,027	—	—	47,027
Short-Term Investments	6,010	—	—	6,010
Total Investments, at fair value	$2,424,144	$1,505,898	$—	$3,930,042

(1)
For the period ended April 30, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2018, securities valued at $48,700 were transferred from Level 1 to Level 2 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
41

Voya Global Corporate	SUMMARY PORTFOLIO OF INVESTMENTS
Leaders® 100 Fund	as of April 30, 2018 (Unaudited) (continued)

At April 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $3,466,976.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$572,918
Gross Unrealized Depreciation	(109,802)
Net Unrealized Appreciation	$463,116

See Accompanying Notes to Financial Statements
42

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of April 30, 2018 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 94.4%
	Canada: 2.4%
42,632	Shaw Communications, Inc. - Class B	$876,248	1.2
14,004	Other Securities	922,708	1.2
		1,798,956	2.4
	France: 12.6%
15,941	BNP Paribas	1,230,633	1.6
17,229	Casino Guichard Perrachon S.A.	893,695	1.2
28,670	Cie de Saint-Gobain	1,500,043	2.0
11,500	Danone	931,565	1.2
71,734	Engie SA	1,258,319	1.6
11,266	Sanofi	890,715	1.2
20,300	Total SA	1,275,889	1.7
9,523	Vinci SA	952,143	1.2
36,700	Other Securities	667,191	0.9
		9,600,193	12.6
	Germany: 0.7%
39,421	Deutsche Bank AG	538,938	0.7
	Ireland: 1.3%
11,800	Medtronic PLC	945,534	1.3
	Italy: 3.4%
35,386	ENI S.p.A.	691,739	0.9
59,492	UniCredit SpA	1,289,781	1.7
31,564	Other Securities	636,928	0.8
		2,618,448	3.4
	Japan: 7.0%
178,500	Mitsubishi UFJ Financial Group, Inc.	1,196,190	1.6
92,300	Nissan Motor Co., Ltd.	971,039	1.3
30,200	Sumitomo Mitsui Financial Group, Inc.	1,258,684	1.6
46,500	Other Securities	1,932,726	2.5
		5,358,639	7.0
	Netherlands: 2.4%
34,641	Royal Dutch Shell PLC	1,212,217	1.6
18,200 (1)	Other Securities	616,864	0.8
		1,829,081	2.4
	Singapore: 1.3%
248,500	Other Securities	1,017,291	1.3
	Spain: 2.0%
90,637	Telefonica S.A.	923,634	1.2
15,000	Other Securities	632,170	0.8
		1,555,804	2.0
	Sweden: 1.2%
122,200	Telefonaktiebolaget LM Ericsson	931,588	1.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Switzerland: 4.2%
174,100	Glencore PLC	$838,644	1.1
5,377	Roche Holding AG	1,194,702	1.6
35,574	Other Securities	1,165,502	1.5
		3,198,848	4.2
	United Kingdom: 7.6%
194,900	Kingfisher PLC	812,823	1.1
12,000	Reckitt Benckiser Group PLC	941,383	1.2
112,400	Standard Chartered PLC	1,180,661	1.5
526,267	Vodafone Group PLC	1,535,771	2.0
267,205	Other Securities	1,340,815	1.8
		5,811,453	7.6
	United States: 48.3%
6,100	Allergan plc	937,265	1.2
5,529	Amgen, Inc.	964,700	1.3
13,128	Apple, Inc.	2,169,533	2.8
24,065	Bristol-Myers Squibb Co.	1,254,508	1.6
14,200	Carnival Corp.	895,452	1.2
40,569	Cisco Systems, Inc.	1,796,801	2.4
22,225	Citigroup, Inc.	1,517,301	2.0
18,900	ConocoPhillips	1,237,950	1.6
11,942	Exxon Mobil Corp.	928,491	1.2
104,930	General Electric Co.	1,476,365	1.9
11,500	Gilead Sciences, Inc.	830,645	1.1
8,500	International Business Machines Corp.	1,232,160	1.6
13,400	Las Vegas Sands Corp.	982,622	1.3
7,858	McDonald’s Corp.	1,315,744	1.7
20,700	Merck & Co., Inc.	1,218,609	1.6
25,828	Metlife, Inc.	1,231,221	1.6
22,543	Microsoft Corp.	2,108,221	2.8
45,300	Mosaic Co.	1,220,835	1.6
27,000	Oracle Corp.	1,233,090	1.6
34,456	Pfizer, Inc.	1,261,434	1.7
12,100	Philip Morris International, Inc.	992,200	1.3
6,432	PNC Financial Services Group, Inc.	936,564	1.2
11,554	Procter & Gamble Co.	835,816	1.1
19,700	Qualcomm, Inc.	1,004,897	1.3
13,200	Schlumberger Ltd.	904,992	1.2
17,600	Walmart, Inc.	1,556,896	2.0
120,231 (2)	Other Securities	4,891,867	6.4
		36,936,179	48.3
	Total Common Stock (Cost $67,067,269)	72,140,952	94.4

See Accompanying Notes to Financial Statements
43

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of April 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.7%
	Securities Lending Collateral(3): 0.8%
596,730	Deutsche Bank AG, Repurchase Agreement dated 04/30/18, 1.72%, due 05/01/18 (Repurchase Amount $596,758, collateralized by various U.S. Government Securities, 0.000%-3.375%, Market Value plus accrued interest $608,665, due 07/15/20-08/15/47) (Cost $596,730)	$596,730	0.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 5.9%
4,560,076 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.590% (Cost $4,560,076)	4,560,076	5.9
	Total Short-Term Investments (Cost $5,156,806)	5,156,806	6.7
	Total Investments in Securities (Cost $72,224,075)	$77,297,758	101.1
	Liabilities in Excess of Other Assets	(819,178)	(1.1)
	Net Assets	$76,478,580	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
The grouping contains securities on loan.

(3)
Represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of April 30, 2018.

Sector Diversification	Percentage of Net Assets
Financials	18.0%
Information Technology	15.7
Health Care	13.4
Consumer Staples	9.5
Consumer Discretionary	9.3
Energy	8.6
Industrials	6.6
Telecommunication Services	5.7
Utilities	4.1
Materials	3.5
Short-Term Investments	6.7
Liabilities in Excess of Other Assets	(1.1)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2018 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Asset Table
Investments, at fair value
Common Stock
Canada	$1,798,956	$—	$—	$1,798,956
France	—	9,600,193	—	9,600,193
Germany	—	538,938	—	538,938
Ireland	945,534	—	—	945,534
Italy	—	2,618,448	—	2,618,448
Japan	—	5,358,639	—	5,358,639
Netherlands	—	1,829,081	—	1,829,081
Singapore	—	1,017,291	—	1,017,291
Spain	—	1,555,804	—	1,555,804
See Accompanying Notes to Financial Statements
44

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of April 30, 2018 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Sweden	—	931,588	—	931,588
Switzerland	—	3,198,848	—	3,198,848
United Kingdom	—	5,811,453	—	5,811,453
United States	36,936,179	—	—	36,936,179
Total Common Stock	39,680,669	32,460,283	—	72,140,952
Short-Term Investments	4,560,076	596,730	—	5,156,806
Total Investments, at fair value	$44,240,745	$33,057,013	$—	$77,297,758

(1)
For the period ended April 30, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2018, securities valued at $1,295,265 were transferred from Level 1 to Level 2 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $73,728,910.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$9,023,770
Gross Unrealized Depreciation	(5,341,065)
Net Unrealized Appreciation	$3,682,705

See Accompanying Notes to Financial Statements
45

Voya Global High Dividend Low	SUMMARY PORTFOLIO OF INVESTMENTS
Volatility Fund	as of April 30, 2018 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.3%
	Australia: 1.7%
3,012	National Australia Bank Ltd.	$65,478	0.7
28,449	Other Securities	101,299	1.0
		166,777	1.7
	Belgium: 0.3%
232	Other Securities	26,519	0.3
	Canada: 4.4%
729	Canadian Imperial Bank of Commerce - XTSE	63,495	0.7
10,953	Other Securities	365,136	3.7
		428,631	4.4
	China: 0.6%
11,500	Other Securities	59,450	0.6
	Denmark: 0.6%
1,362	Novo Nordisk A/S	64,052	0.6
	Finland: 0.7%
2,064	Other Securities	73,290	0.7
	France: 2.6%
6,303 (1)	Other Securities	251,323	2.6
	Germany: 4.2%
622	Bayer AG	74,341	0.7
648 (2)	Covestro AG	58,880	0.6
1,512	Deutsche Post AG	65,628	0.7
705	Hugo Boss AG	66,091	0.7
3,252	Other Securities	149,265	1.5
		414,205	4.2
	Hong Kong: 1.2%
52,200	Other Securities	118,939	1.2
	Ireland: 0.7%
881	Medtronic PLC	70,595	0.7
	Israel: 1.1%
33,819	Other Securities	109,851	1.1
	Japan: 9.2%
500	Oracle Corp. Japan	41,074	0.4
1,500	Seven & I Holdings Co., Ltd.	66,091	0.7
25,211	Other Securities	793,647	8.1
		900,812	9.2
	Luxembourg: 0.4%
519	Other Securities	42,708	0.4
	Netherlands: 4.0%
3,910	ING Groep NV	65,886	0.7
2,645	Koninklijke Ahold Delhaize NV	63,809	0.7
1,491	NN Group NV	71,456	0.7
3,697	Royal Dutch Shell PLC - Class A	128,624	1.3
599	Other Securities	63,332	0.6
		393,107	4.0
	New Zealand: 0.2%
10,414	Other Securities	25,290	0.2
	Norway: 0.6%
2,727	Other Securities	59,361	0.6
	Panama: 0.5%
412	Other Securities	48,274	0.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Portugal: 0.4%
2,177	Other Securities	$38,178	0.4
	Singapore: 1.6%
113,900	Other Securities	153,081	1.6
	Spain: 0.8%
3,341	Other Securities	75,072	0.8
	Switzerland: 2.3%
315	Roche Holding AG	69,989	0.7
212	Zurich Insurance Group AG	67,720	0.7
947	Other Securities	93,312	0.9
		231,021	2.3
	United Kingdom: 5.3%
3,372	GlaxoSmithKline PLC	67,633	0.7
67,993	Other Securities	453,798	4.6
		521,431	5.3
	United States: 55.9%
5,285	AES Corp.	64,688	0.7
1,496	Aflac, Inc.	68,173	0.7
950	Apple, Inc.	156,997	1.6
2,832	AT&T, Inc.	92,606	0.9
966	Best Buy Co., Inc.	73,928	0.7
198	Boeing Co.	66,045	0.7
1,293	Bristol-Myers Squibb Co.	67,404	0.7
801	Chevron Corp.	100,213	1.0
2,644	Cisco Systems, Inc.	117,103	1.2
885	Eli Lilly & Co.	71,747	0.7
1,690	Exxon Mobil Corp.	131,398	1.3
1,907	FirstEnergy Corp.	65,601	0.7
599	Home Depot, Inc.	110,695	1.1
524	Honeywell International, Inc.	75,812	0.8
3,070	HP, Inc.	65,974	0.7
235	Humana, Inc.	69,132	0.7
2,166	Intel Corp.	111,809	1.1
574	International Business Machines Corp.	83,207	0.8
1,056	Johnson & Johnson	133,574	1.4
219	Lockheed Martin Corp.	70,264	0.7
538	McDonald’s Corp.	90,083	0.9
554	Monsanto Co.	69,455	0.7
1,869	Oracle Corp.	85,357	0.9
736	PepsiCo, Inc.	74,292	0.8
2,966	Pfizer, Inc.	108,585	1.1
819	Philip Morris International, Inc.	67,158	0.7
591	Phillips 66	65,784	0.7
315	Raytheon Co.	64,556	0.7
1,001	Target Corp.	72,673	0.7
763	Texas Instruments, Inc.	77,391	0.8
483	UnitedHealth Group, Inc.	114,181	1.2
1,420	US Bancorp	71,639	0.7
675	Valero Energy Corp.	74,878	0.8
987	Walmart, Inc.	87,310	0.9

See Accompanying Notes to Financial Statements
46

Voya Global High Dividend Low	SUMMARY PORTFOLIO OF INVESTMENTS
Volatility Fund	as of April 30, 2018 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
1,595	Wells Fargo & Co.	$82,876	0.8
56,678	Other Securities	2,491,194	25.3
		5,493,782	55.9
	Total Common Stock (Cost $8,812,861)	9,765,749	99.3
SHORT-TERM INVESTMENTS: 0.6%
	Mutual Funds: 0.6%
54,314 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.590% (Cost $54,314)	54,314	0.6
	Total Short-Term Investments (Cost $54,314)	54,314	0.6
	Total Investments in Securities (Cost $8,867,175)	$9,820,063	99.9
	Assets in Excess of Other Liabilities	5,123	0.1
	Net Assets	$9,825,186	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
The grouping contains non-income producing securities.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Rate shown is the 7-day yield as of April 30, 2018.

Sector Diversification	Percentage of Net Assets
Financials	17.4%
Information Technology	16.1
Consumer Discretionary	12.1
Health Care	11.3
Industrials	10.4
Consumer Staples	9.5
Energy	6.2
Materials	4.8
Utilities	4.1
Real Estate	4.1
Telecommunication Services	3.3
Short-Term Investments	0.6
Assets in Excess of Other Liabilities	0.1
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2018 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$166,777	$—	$166,777
Belgium	—	26,519	—	26,519
Canada	428,631	—	—	428,631
China	—	59,450	—	59,450
Denmark	—	64,052	—	64,052
Finland	—	73,290	—	73,290
France	—	251,323	—	251,323
Germany	—	414,205	—	414,205
Hong Kong	44,683	74,256	—	118,939
Ireland	70,595	—	—	70,595
Israel	23,322	86,529	—	109,851
Japan	—	900,812	—	900,812
Luxembourg	—	42,708	—	42,708
Netherlands	63,332	329,775	—	393,107
New Zealand	—	25,290	—	25,290
Norway	—	59,361	—	59,361
See Accompanying Notes to Financial Statements
47

Voya Global High Dividend Low	SUMMARY PORTFOLIO OF INVESTMENTS
Volatility Fund	as of April 30, 2018 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Panama	48,274	—	—	48,274
Portugal	—	38,178	—	38,178
Singapore	—	153,081	—	153,081
Spain	—	75,072	—	75,072
Switzerland	—	231,021	—	231,021
United Kingdom	—	521,431	—	521,431
United States	5,493,782	—	—	5,493,782
Total Common Stock	6,172,619	3,593,130	—	9,765,749
Short-Term Investments	54,314	—	—	54,314
Total Investments, at fair value	$6,226,933	$3,593,130	$—	$9,820,063

(1)
For the period ended April 30, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2018, securities valued at $172,745 were transferred from Level 1 to Level 2 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $8,874,115.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,200,544
Gross Unrealized Depreciation	(254,661)
Net Unrealized Appreciation	$945,883

See Accompanying Notes to Financial Statements
48

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of April 30, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 78.7%
		Argentina: 0.9%
190,914 (1)		Other Securities	$3,359,804	0.9
		Brazil: 6.3%
280,470 (2)		B2W Cia Digital	2,297,753	0.6
146,891		Banco do Brasil S.A.	1,539,689	0.4
256,715		Itau Unibanco Holding SA ADR	3,730,069	0.9
66,700 (2)		Petroleo Brasileiro SA ADR	939,803	0.2
201,313		Vale SA ADR	2,786,172	0.7
2,333,079	(1)(3)	Other Securities	13,741,693	3.5
			25,035,179	6.3
		Chile: 0.2%
20,300		Other Securities	767,938	0.2
		China: 24.5%
76,529 (2)		Alibaba Group Holding Ltd. ADR	13,663,488	3.4
240,000	(2)(4)	A-Living Services Co. Ltd.	324,744	0.1
1,507,150		Beijing Capital International Airport Co., Ltd.	2,052,698	0.5
4,907,000		China Construction Bank	5,140,863	1.3
11,840		China Lodging Group Ltd. ADR	1,653,574	0.4
1,079,000		China Maple Leaf Educational Systems Ltd.	1,495,135	0.4
385,000		China Merchants Bank Co., Ltd.	1,678,754	0.4
333,500		China Mobile Ltd.	3,177,087	0.8
792,000		Country Garden Holdings Co. Ltd.	1,614,940	0.4
320,500 (4)		Dali Foods Group Co. Ltd.	221,868	0.1
5,444,000		Industrial & Commercial Bank of China	4,779,188	1.2
73,800 (2)		JD.com, Inc. ADR	2,694,438	0.7
867,500		Ping An Insurance Group Co. of China Ltd.	8,476,689	2.1
30,400 (2)		Sina Corp.	2,904,416	0.7
351,900		Tencent Holdings Ltd.	17,300,434	4.4
63,000 (4)		Yangtze Optical Fibre and Cable Joint Stock Ltd Co.	266,715	0.1
11,932,357	(1)(3)	Other Securities	29,542,930	7.5
			96,987,961	24.5
		Egypt: 0.3%
579,090		Other Securities	1,114,533	0.3
		Georgia: 0.4%
35,172 (2)		BGEO Group PLC	1,681,369	0.4
		Germany: 0.1%
6,000	(2)(4)	Delivery Hero AG	285,814	0.1
		Hong Kong: 1.2%
218,200		Galaxy Entertainment Group Ltd.	1,909,824	0.5
1,245,500 (4)		WH Group Ltd.	1,289,436	0.3
729,200		Other Securities	1,672,075	0.4
			4,871,335	1.2
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Hungary: 0.4%
75,557		Other Securities	$1,764,780	0.4
		India: 5.4%
57,500		Cholamandalam Investment and Finance Co. Ltd.	1,494,491	0.4
95,490		HCL Technologies Ltd.	1,502,635	0.4
14,250		HDFC Bank Ltd. ADR	1,365,293	0.3
64,250		HDFC Bank Ltd. — Foreign Premium	1,938,764	0.5
78,804		Housing Development Finance Corp.	2,219,247	0.6
36,200	(2)(4)	Quess Corp. Ltd.	630,408	0.1
9,591		Reliance Industries Ltd. GDR	277,180	0.1
453,223		Reliance Industries Ltd.	6,513,419	1.6
787,176 (3)		Other Securities	5,536,677	1.4
			21,478,114	5.4
		Indonesia: 1.1%
10,308,900		Bank Rakyat Indonesia	2,376,907	0.6
3,824,800		Other Securities	1,895,897	0.5
			4,272,804	1.1
		Kenya: 0.3%
4,025,000		Other Securities	1,134,477	0.3
		Malaysia: 1.0%
644,000		Malaysia Airports Holdings Bhd	1,478,894	0.4
2,272,587 (3)		Other Securities	2,637,051	0.6
			4,115,945	1.0
		Mexico: 2.4%
25,567		Coca-Cola Femsa SA de CV ADR	1,678,218	0.4
1,931,536 (3)		Other Securities	7,887,131	2.0
			9,565,349	2.4
		Netherlands: 0.1%
85,124		Other Securities	234,091	0.1
		Panama: 0.2%
7,553		Other Securities	884,985	0.2
		Peru: 0.5%
68,580		Other Securities	2,042,296	0.5
		Philippines: 1.0%
6,876,480		Other Securities	3,825,859	1.0
		Poland: 0.5%
56,964 (3)		Other Securities	1,831,210	0.5
		Russia: 4.6%
405,270		Gazprom PJSC - SPON ADR	1,848,031	0.5
255,561		Rosneft Oil Co. PJSC GDR	1,554,575	0.4
376,735		Sberbank PAO ADR	5,564,376	1.4
23,562,099 (3)		Other Securities	9,357,551	2.3
			18,324,533	4.6
		Singapore: 0.4%
1,005,000		IGG, Inc.	1,511,417	0.4

See Accompanying Notes to Financial Statements
49

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of April 30, 2018 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Africa: 2.2%
18,559		Naspers Ltd.	$4,521,335	1.2
115,875		Standard Bank Group Ltd.	1,987,326	0.5
1,250,350	(1)(3)	Other Securities	2,055,879	0.5
			8,564,540	2.2
		South Korea: 11.4%
35,522		Hana Financial Group, Inc.	1,578,357	0.4
16,617		KT&G Corp.	1,519,497	0.4
2,221		LG Chem Ltd.	743,433	0.2
8,220		LG Corp.	621,800	0.2
23,989		LG Electronics, Inc.	2,274,608	0.6
58,763		LG Uplus Corp.	672,736	0.2
820	(2)(4)	Samsung Biologics Co. Ltd.	372,437	0.1
7,008		Samsung Electronics Co., Ltd. GDR	8,579,144	2.2
2,171		Samsung Electronics Co., Ltd.	5,379,738	1.3
6,619		Samsung Life Insurance Co. Ltd.	722,576	0.2
3,030		Samsung SDI Co., Ltd.	515,948	0.1
41,979		Shinhan Financial Group Co., Ltd.	1,869,185	0.5
8,893		SK Innovation Co. Ltd.	1,629,610	0.4
71,170		SK Hynix, Inc.	5,597,096	1.4
4,561		SK Telecom Co., Ltd.	974,517	0.2
108,600		SK Telecom Co., Ltd. ADR	2,579,250	0.6
174,974 (3)		Other Securities	9,598,252	2.4
			45,228,184	11.4
		Spain: 0.6%
67,898		CIE Automotive SA	2,538,152	0.6
		Switzerland: 0.2%
20,340	(2)(4)	Wizz Air Holdings PLC	893,148	0.2
		Taiwan: 6.4%
697,512		HON HAI Precision Industry Co., Ltd.	1,940,047	0.5
140,000		MediaTek, Inc.	1,592,305	0.4
531,100		Taiwan Semiconductor Manufacturing Co., Ltd.	4,045,571	1.0
148,570		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,712,516	1.5
5,467,015 (3)		Other Securities	11,935,835	3.0
			25,226,274	6.4
		Thailand: 2.3%
772,300		CP ALL PCL	2,124,884	0.5
440,300		PTT Global Chemical PCL	1,360,795	0.3
1,059,900		PTT PCL	1,890,159	0.5
3,274,320		Other Securities	3,805,653	1.0
			9,181,491	2.3
		Turkey: 2.3%
48,930	(2)(4)	MLP Saglik Hizmetleri AS	204,051	0.1
57,600		Turkcell Iletisim Hizmet AS ADR	498,240	0.1
330,527		Turkcell Iletisim Hizmet AS	1,138,063	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Turkey (continued)
4,871,072 (3)	Other Securities	$7,325,628	1.8
		9,165,982	2.3
	United Arab Emirates: 0.2%
14,800	Other Securities	723,179	0.2
	United Kingdom: 0.6%
182,766 (3)	Other Securities	2,565,680	0.6
	United States: 0.6%
267,900	Other Securities	2,545,866	0.6
	Vietnam: 0.1%
119,434 (3)	Other Securities	281,540	0.1
	Total Common Stock (Cost $251,223,990)	312,003,829	78.7
PREFERRED STOCK: 2.6%
	Brazil: 0.6%
69,790	Itau Unibanco Holding S.A.	1,013,421	0.2
158,000 (2)	Petroleo Brasileiro SA	1,036,435	0.3
196,673	Other Securities	440,707	0.1
		2,490,563	0.6
	Colombia: 0.1%
49,700	Other Securities	598,037	0.1
	Russia: 0.2%
231 (3)	Other Securities	631,411	0.2
	South Korea: 1.7%
3,361	Samsung Electronics Co., Ltd.	6,634,612	1.7
	Total Preferred Stock (Cost $7,738,410)	10,354,623	2.6
CLOSED-END FUNDS: 0.2%
	United States: 0.2%
10,400 (3)	Other Securities	728,832	0.2
	Total Closed-End Funds (Cost $387,386)	728,832	0.2
	Total Long-Term Investments (Cost $259,349,786)	323,087,284	81.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
	Securities Lending Collateral(5): 0.3%
1,000,000	Deutsche Bank AG, Repurchase Agreement dated 04/30/18, 1.73%, due 05/01/18 (Repurchase Amount $1,000,047, collateralized by various U.S. Government Agency Obligations, 2.500%-5.660%, Market Value plus accrued interest $1,020,000, due 06/20/27-04/20/48)	1,000,000	0.3

See Accompanying Notes to Financial Statements
50

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of April 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5) (continued)
199,749	Nomura Securities, Repurchase Agreement dated 04/30/18, 1.72%, due 05/01/18 (Repurchase Amount $199,758, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $203,744, due 08/15/18-02/15/48)	$199,749	0.0
		1,199,749	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.8%
7,173,599 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.590% (Cost $7,173,599)	7,173,599	1.8
	Total Short-Term Investments (Cost $8,373,348)	8,373,348	2.1
	Total Investments in Securities (Cost $267,723,134)	$331,460,632	83.6
	Assets in Excess of Other Liabilities	65,145,204	16.4
	Net Assets	$396,605,836	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR American Depositary Receipt
GDR Global Depositary Receipt
(1)
The grouping contains securities on loan.

(2)
Non-income producing security.

(3)
The grouping contains non-income producing securities.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of April 30, 2018.

Sector Diversification	Percentage of Net Assets
Information Technology	25.1%
Financials	19.9
Consumer Discretionary	10.4
Energy	6.1
Materials	4.6
Consumer Staples	4.3
Telecommunication Services	3.8
Industrials	3.6
Health Care	1.6
Real Estate	1.5
Utilities	0.6
Short-Term Investments	2.1
Assets in Excess of Other Liabilities	16.4
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2018 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Asset Table
Investments, at fair value
Common Stock
Argentina	$3,359,804	$—	$—	$3,359,804
Brazil	25,035,179	—	—	25,035,179
Chile	767,938	—	—	767,938
China	31,214,988	65,772,973	—	96,987,961
Egypt	781,897	332,636	—	1,114,533
Georgia	—	1,681,369	—	1,681,369
Germany	—	285,814	—	285,814
Hong Kong	—	4,871,335	—	4,871,335
Hungary	—	1,764,780	—	1,764,780
India	4,782,751	16,695,363	—	21,478,114
Indonesia	439,181	3,833,623	—	4,272,804
Kenya	—	1,134,477	—	1,134,477
See Accompanying Notes to Financial Statements
51

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of April 30, 2018 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Malaysia	1,478,894	2,637,051	—	4,115,945
Mexico	9,565,349	—	—	9,565,349
Netherlands	234,091	—	—	234,091
Panama	884,985	—	—	884,985
Peru	2,042,296	—	—	2,042,296
Philippines	869,925	2,955,934	—	3,825,859
Poland	—	1,831,210	—	1,831,210
Russia	13,444,397	4,880,136	—	18,324,533
Singapore	—	1,511,417	—	1,511,417
South Africa	1,606,144	6,958,396	—	8,564,540
South Korea	3,970,377	41,257,807	—	45,228,184
Spain	—	2,538,152	—	2,538,152
Switzerland	—	893,148	—	893,148
Taiwan	7,068,810	18,157,464	—	25,226,274
Thailand	—	9,181,491	—	9,181,491
Turkey	1,082,385	8,083,597	—	9,165,982
United Arab Emirates	—	723,179	—	723,179
United Kingdom	—	2,565,680	—	2,565,680
United States	1,415,486	1,130,380	—	2,545,866
Vietnam	—	281,540	—	281,540
Total Common Stock	110,044,877	201,958,952	—	312,003,829
Preferred Stock	9,723,212	631,411	—	10,354,623
Closed-End Funds	728,832	—	—	728,832
Short-Term Investments	7,173,599	1,199,749	—	8,373,348
Total Investments, at fair value	$127,670,520	$203,790,112	$—	$331,460,632
Other Financial Instruments+
Forward Foreign Currency Contracts	—	67	—	67
Total Assets	$127,670,520	$203,790,179	$—	$331,460,699
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(203)	$—	$(203)
Futures	(8,331)	—	—	(8,331)
Total Liabilities	$(8,331)	$(203)	$—	$(8,534)

(1)
For the period ended April 30, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2018, securities valued at $12,447,542 and $11,275,769 were transferred from Level 1 to Level 2 and from Level 2 to Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2018, the following forward foreign currency contracts were outstanding for Voya Multi-Manager Emerging Markets Equity Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 128,729	HKD 1,010,299	HSBC Bank PLC	05/02/18	$7
MYR 24,603	USD 6,278	The Bank of New York Mellon	05/02/18	(8)
MYR 216,876	USD 55,346	The Bank of New York Mellon	05/02/18	(70)
MYR 192,446	USD 49,112	The Bank of New York Mellon	05/02/18	(62)
USD 12,230	PLN 42,713	The Bank of New York Mellon	05/02/18	60
USD 11,131	HKD 87,412	The Bank of New York Mellon	05/02/18	(6)
MYR 174,495	USD 44,531	The Bank of New York Mellon	05/02/18	(57)
				$(136)

See Accompanying Notes to Financial Statements
52

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of April 30, 2018 (Unaudited) (continued)

At April 30, 2018, the following futures contracts were outstanding for Voya Multi-Manager Emerging Markets Equity Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI Emerging Markets Index	8	06/15/18	$460,880	$(8,331)
			$460,880	$(8,331)

Currency Abbreviations
HKD – Hong Kong Sar Dollar
MYR – Malaysian Ringgit
PLN – Polish Zloty
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$67
Total Asset Derivatives		$67
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$203
Equity contracts	Net Assets — Unrealized appreciation*	8,331
Total Liability Derivatives		$8,534

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$2,026	$2,026
Foreign exchange contracts	2,471	—	2,471
Total	$2,471	$2,026	$4,497

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$(8,331)	$(8,331)
Foreign exchange contracts	(168)	—	(168)
Total	$(168)	$(8,331)	$(8,499)

See Accompanying Notes to Financial Statements
53

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of April 30, 2018 (Unaudited) (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2018:
	HSBC Bank PLC	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$7	$60	$67
Total Assets	$7	$60	$67
Liabilities:
Forward foreign currency contracts	$—	$203	$203
Total Liabilities	$—	$203	$203
Net OTC derivative instruments by counterparty, at fair value	$7	$(143)	$(136)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$7	$(143)	$(136)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At April 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $270,139,985.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$74,172,238
Gross Unrealized Depreciation	(12,255,014)
Net Unrealized Appreciation	$61,917,224

See Accompanying Notes to Financial Statements
54

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of April 30, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.4%
		Argentina: 0.0%
2,679		Other Securities	$58,643	0.0
		Australia: 2.0%
677,500		Other Securities	10,636,247	2.0
		Austria: 0.7%
61,425		Other Securities	3,769,248	0.7
		Belgium: 0.9%
20,256		Solvay S.A.	2,817,007	0.5
19,544		Other Securities	1,941,374	0.4
			4,758,381	0.9
		Brazil: 1.0%
446,098 (1)		Other Securities	5,062,335	1.0
		Canada: 4.2%
56,607		Canadian National Railway Co. - CNR	4,372,223	0.8
77,003		Magna International, Inc.	4,547,792	0.9
50,800		Methanex Corp.	3,061,967	0.6
317,704		Other Securities	10,185,672	1.9
			22,167,654	4.2
		China: 4.7%
28,950 (2)		Alibaba Group Holding Ltd. ADR	5,168,733	1.0
3,088,015	(1)(3)	Other Securities	19,212,344	3.7
			24,381,077	4.7
		Colombia: 0.5%
57,000		Other Securities	2,716,620	0.5
		Denmark: 1.1%
88,847		Other Securities	5,957,955	1.1
		Finland: 1.1%
78,907		Kone OYJ	3,918,943	0.7
34,511		Other Securities	1,866,410	0.4
			5,785,353	1.1
		France: 7.6%
20,528		Capgemini SE	2,823,948	0.5
46,339		Cie Generale des Etablissements Michelin SCA	6,516,316	1.3
41,110		Safran S.A.	4,821,792	0.9
47,552		Valeo SA	3,179,287	0.6
55,595		Vinci SA	5,558,586	1.1
420,568 (1)		Other Securities	16,755,527	3.2
			39,655,456	7.6
		Germany: 7.2%
27,940		BASF SE	2,906,971	0.6
12,449		Muenchener Rueckversicherungs-Gesellschaft AG	2,849,104	0.5
29,764		SAP SE	3,306,945	0.6
43,363	(2)(4)	Zalando SE	2,231,313	0.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Germany (continued)
502,576 (1)		Other Securities	$26,620,863	5.1
			37,915,196	7.2
		Hong Kong: 1.3%
367,200		AIA Group Ltd.	3,281,740	0.6
183,373		Other Securities	3,402,192	0.7
			6,683,932	1.3
		India: 1.8%
175,976		Infosys Ltd. ADR	3,109,496	0.6
963,639 (1)		Other Securities	6,117,695	1.2
			9,227,191	1.8
		Ireland: 1.2%
946,486 (1)		Other Securities	6,222,098	1.2
		Israel: 0.5%
148,290		Other Securities	2,666,254	0.5
		Italy: 1.2%
169,802	(2)(4)	Pirelli & C SpA	1,471,155	0.3
172,807 (1)		Other Securities	4,932,777	0.9
			6,403,932	1.2
		Japan: 15.1%
57,700		Asahi Group Holdings, Ltd.	2,918,797	0.5
120,396		Daiwa House Industry Co., Ltd.	4,401,830	0.8
69,700		Don Quijote Holdings Co. Ltd.	3,752,453	0.7
41,820		Kao Corp.	3,006,274	0.6
158,500		KDDI Corp.	4,254,711	0.8
273,500 (2)		Nexon Co. Ltd.	3,979,807	0.8
58,700		Shiseido Co., Ltd.	3,808,517	0.7
40,955		SoftBank Group Corp.	3,129,319	0.6
73,711		Sony Corp.	3,442,755	0.7
117,500		Sumitomo Mitsui Financial Group, Inc.	4,897,196	0.9
1,335,510		Other Securities	41,671,100	8.0
			79,262,759	15.1
		Luxembourg: 0.2%
53,044		Other Securities	994,109	0.2
		Mexico: 0.1%
113,900		Other Securities	594,203	0.1
		Netherlands: 3.4%
30,189 (4)		ABN AMRO Group NV	936,197	0.2
70,983	(2)(4)	DP Eurasia NV	185,674	0.0
120,647		Royal Dutch Shell PLC - Class A	4,197,483	0.8
24,165		Unilever NV	1,385,343	0.3
53,330		Wolters Kluwer NV	2,885,672	0.6
150,114 (1)		Other Securities	8,057,640	1.5
			17,648,009	3.4

See Accompanying Notes to Financial Statements
55

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of April 30, 2018 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Norway: 2.1%
622,372	Other Securities	$11,236,286	2.1
	Panama: 0.1%
2,792	Other Securities	327,139	0.1
	Portugal: 0.4%
116,313	Other Securities	2,039,778	0.4
	Russia: 0.1%
17,043 (1)	Other Securities	540,172	0.1
	Singapore: 1.7%
261,391	United Overseas Bank Ltd.	5,918,998	1.1
1,595,180 (1)	Other Securities	3,066,451	0.6
		8,985,449	1.7
	South Africa: 1.3%
87,830	Sasol Ltd.	3,139,691	0.6
86,201	Other Securities	3,477,485	0.7
		6,617,176	1.3
	South Korea: 2.8%
1,013	Samsung Electronics Co., Ltd. GDR	1,240,108	0.2
2,618	Samsung Electronics Co., Ltd.	6,487,404	1.2
232,321	Other Securities	7,134,835	1.4
		14,862,347	2.8
	Spain: 1.9%
132,957	Industria de Diseno Textil SA	4,121,421	0.8
704,368	Other Securities	5,885,861	1.1
		10,007,282	1.9
	Sweden: 3.5%
386,817	Svenska Handelsbanken AB	4,313,885	0.8
553,895 (1)	Other Securities	13,826,406	2.7
		18,140,291	3.5
	Switzerland: 5.7%
39,627	Ferguson PLC	3,033,353	0.6
54,900	Nestle SA	4,253,108	0.8
114,720	Novartis AG	8,830,494	1.7
205,487	UBS Group AG	3,449,079	0.7
440,211	Other Securities	10,041,628	1.9
		29,607,662	5.7
	Taiwan: 1.6%
473,000	Taiwan Semiconductor Manufacturing Co., Ltd.	3,603,003	0.7
101,078	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,886,449	0.7
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Taiwan (continued)
294,940		Other Securities	$820,341	0.2
			8,309,793	1.6
		Thailand: 0.5%
588,800		Other Securities	2,438,886	0.5
		Turkey: 0.2%
343,451		Other Securities	1,182,563	0.2
		United Kingdom: 15.0%
334,061 (4)		Auto Trader Group PLC	1,623,255	0.3
292,000		Babcock International Group	2,947,374	0.6
61,028		BHP Billiton PLC ADR	2,583,926	0.5
155,333		BHP Billiton PLC	3,312,098	0.6
92,912		British American Tobacco PLC	5,096,025	1.0
906,500		Cineworld Group PLC	3,236,236	0.6
155,998		Compass Group PLC	3,346,613	0.6
45,700		Next PLC	3,301,219	0.6
175,745		Prudential PLC	4,519,146	0.9
54,556		Rio Tinto PLC	2,973,645	0.6
56,912		Shire PLC	3,030,580	0.6
298,308		Standard Chartered PLC	3,133,458	0.6
44,592		Unilever PLC	2,501,273	0.5
3,686,982 (1)		Other Securities	36,968,215	7.0
			78,573,063	15.0
		United States: 1.7%
72,966		Popular, Inc.	3,377,596	0.7
23,912 (1)		Other Securities	5,337,078	1.0
			8,714,674	1.7
		Total Common Stock (Cost $428,711,146)	494,149,213	94.4
EXCHANGE-TRADED FUNDS: 0.1%
8,939		Other Securities	446,682	0.1
		Total Exchange-Traded Funds (Cost $442,313)	446,682	0.1
PREFERRED STOCK: 0.5%
		Germany: 0.5%
16,522		Other Securities	2,838,646	0.5
		United States: 0.0%
2,046	(2)(5)(6)	Xiaoju Kuaizhi, Inc., Series A-17	102,170	0.0
		Total Preferred Stock (Cost $2,641,605)	2,940,816	0.5
		Total Long-Term Investments (Cost $431,795,064)	497,536,711	95.0

See Accompanying Notes to Financial Statements
56

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of April 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.8%
	Securities Lending Collateral(7): 0.2%
911,745	Millenium Fixed Income Ltd., Repurchase Agreement dated 04/30/18, 1.89%, due 05/01/18 (Repurchase Amount $911,792, collateralized by various U.S. Government Securities, 2.750%-3.125%, Market Value plus accrued interest $929,980, due 11/15/42-09/09/49) (Cost $911,745)	$911,745	0.2
Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.6%
19,123,942 (8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.590% (Cost $19,123,942)	19,123,942	3.6
	Total Short-Term Investments (Cost $20,035,687)	20,035,687	3.8
	Total Investments in Securities (Cost $451,830,751)	$517,572,398	98.8
	Assets in Excess of Other Liabilities	6,062,219	1.2
	Net Assets	$523,634,617	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)
Restricted security as to resale, excluding Rule 144A securities. As of April 30, 2018, the Fund held restricted securities with a fair value of  $102,170 or 0.02% of net assets. Please refer to the table below for additional details.

(7)
Represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of April 30, 2018.

Sector Diversification	Percentage of Net Assets
Financials	18.0%
Consumer Discretionary	16.3
Industrials	14.8
Information Technology	11.4
Materials	8.7
Consumer Staples	8.1
Health Care	6.5
Energy	4.3
Telecommunication Services	3.7
Utilities	1.7
Real Estate	1.4
Exchange-Traded Funds	0.1
Short-Term Investments	3.8
Assets in Excess of Other Liabilities	1.2
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2018 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Asset Table
Investments, at fair value
Common Stock
Argentina	$58,643	$—	$—	$58,643
Australia	—	10,636,247	—	10,636,247
Austria	—	3,769,248	—	3,769,248
Belgium	—	4,758,381	—	4,758,381
See Accompanying Notes to Financial Statements
57

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of April 30, 2018 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Brazil	5,062,335	—	—	5,062,335
Canada	22,167,654	—	—	22,167,654
China	13,166,107	11,214,970	—	24,381,077
Colombia	2,716,620	—	—	2,716,620
Denmark	—	5,957,955	—	5,957,955
Finland	—	5,785,353	—	5,785,353
France	—	39,655,456	—	39,655,456
Germany	—	37,915,196	—	37,915,196
Hong Kong	679,286	6,004,646	—	6,683,932
India	6,530,805	2,696,386	—	9,227,191
Ireland	4,261,391	1,960,707	—	6,222,098
Israel	2,666,254	—	—	2,666,254
Italy	—	6,403,932	—	6,403,932
Japan	—	79,262,759	—	79,262,759
Luxembourg	—	994,109	—	994,109
Mexico	594,203	—	—	594,203
Netherlands	2,126,526	15,521,483	—	17,648,009
Norway	—	11,236,286	—	11,236,286
Panama	327,139	—	—	327,139
Portugal	—	2,039,778	—	2,039,778
Russia	—	540,172	—	540,172
Singapore	—	8,985,449	—	8,985,449
South Africa	1,326,324	5,290,852	—	6,617,176
South Korea	—	14,862,347	—	14,862,347
Spain	—	10,007,282	—	10,007,282
Sweden	2,276,814	15,863,477	—	18,140,291
Switzerland	—	29,607,662	—	29,607,662
Taiwan	3,886,449	4,423,344	—	8,309,793
Thailand	—	2,438,886	—	2,438,886
Turkey	—	1,182,563	—	1,182,563
United Kingdom	2,583,926	75,989,137	—	78,573,063
United States	8,714,674	—	—	8,714,674
Total Common Stock	79,145,150	415,004,063	—	494,149,213
Exchange-Traded Funds	446,682	—	—	446,682
Preferred Stock	—	2,838,646	102,170	2,940,816
Short-Term Investments	19,123,942	911,745	—	20,035,687
Total Investments, at fair value	$98,715,774	$418,754,454	$102,170	$517,572,398
Other Financial Instruments+
Forward Foreign Currency Contracts	—	403	—	403
Total Assets	$98,715,774	$418,754,857	$102,170	$517,572,801
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(2,840)	$—	$(2,840)
Total Liabilities	$—	$(2,840)	$—	$(2,840)

(1)
For the period ended April 30, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2018, securities valued at $16,722,501 and $1,374,875 were transferred from Level 1 to Level 2 and from Level 2 to Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
58

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of April 30, 2018 (Unaudited) (continued)

At April 30, 2018, Voya Multi-Manager International Equity Fund held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Xiaoju Kuaizhi, Inc., Series A-17	10/19/2015	$56,114	$102,170
		$56,114	$102,170

At April 30, 2018, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Equity Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR 87,961	USD 106,220	Barclays Bank PLC	05/03/18	$1
JPY 7,341,112	USD 67,317	BNP Paribas	05/01/18	(165)
USD 32,932	MXN 613,340	CIBC World Markets Corp.	05/02/18	136
EUR 167,506	USD 202,824	Citibank N.A.	05/02/18	(544)
USD 34,260	HKD 268,893	HSBC Bank USA N.A.	05/02/18	1
USD 447,212	JPY 48,899,091	HSBC Bank USA N.A.	05/02/18	(90)
HKD 689,434	USD 87,842	HSBC Bank USA N.A.	05/03/18	2
USD 135,613	JPY 14,804,817	The Bank of New York Mellon	05/02/18	186
EUR 180,492	USD 219,006	The Bank of New York Mellon	05/02/18	(1,044)
USD 36,741	JPY 4,008,241	The Bank of New York Mellon	05/02/18	76
USD 11,067	JPY 1,209,320	The Bank of New York Mellon	05/07/18	1
CHF 355,200	USD 359,423	UBS AG	05/02/18	(997)
				$(2,437)

Currency Abbreviations
CHF – Swiss Franc
EUR – EU Euro
HKD – Hong Kong Sar Dollar
JPY – Japanese Yen
MXN – Mexican Peso
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$403
Total Asset Derivatives		$403
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,840
Total Liability Derivatives		$2,840

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$757
Total	$757

See Accompanying Notes to Financial Statements
59

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of April 30, 2018 (Unaudited) (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(1,165)
Total	$(1,165)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2018:
	Barclays Bank PLC	BNP Paribas	CIBC World Markets	Citibank N.A.	HSBC Bank USA N.A.	The Bank of New York Mellon	UBS AG	Totals
Assets:
Forward foreign currency contracts	$1	$—	$136	$—	$3	$263	$—	$403
Total Assets	$1	$—	$136	$—	$3	$263	$—	$403
Liabilities:
Forward foreign currency contracts	$—	$165	$—	$544	$90	$1,044	$997	$2,840
Total Liabilities	$—	$165	$—	$544	$90	$1,044	$997	$2,840
Net OTC derivative instruments by counterparty, at fair value	$1	$(165)	$136	$(544)	$(87)	$(781)	$(997)	$(2,437)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$1	$(165)	$136	$(544)	$(87)	$(781)	$(997)	$(2,437)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At April 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $455,294,458.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$78,246,072
Gross Unrealized Depreciation	(15,851,567)
Net Unrealized Appreciation	$62,394,505

See Accompanying Notes to Financial Statements
60

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of April 30, 2018 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.2%
	Australia: 6.7%
49,825	BHP Billiton Ltd.	$1,162,376	0.3
25,824	Rio Tinto Ltd.	1,536,889	0.4
4,333,465	Other Securities	24,765,199	6.0
		27,464,464	6.7
	Austria: 0.7%
34,638 (1)	OMV AG	2,145,305	0.5
19,846 (2)	Other Securities	553,079	0.2
		2,698,384	0.7
	Belgium: 0.5%
46,331	Other Securities	1,981,274	0.5
	Brazil: 0.1%
37,737	Other Securities	522,280	0.1
	Canada: 5.7%
13,501	Canadian Imperial Bank of Commerce - XNYS	1,175,262	0.3
8,224	Canadian Imperial Bank of Commerce - XTSE	716,297	0.2
5,132 (3)	Hydro One Ltd.	81,500	0.0
32,111	Magna International, Inc.	1,896,473	0.5
24,174	Royal Bank of Canada	1,838,350	0.4
454,445 (2)	Other Securities	17,750,948	4.3
		23,458,830	5.7
	China: 3.5%
1,688,000	China Construction Bank	1,768,448	0.5
34,300	Tencent Holdings Ltd.	1,686,288	0.4
7,230,785 (2)	Other Securities	10,683,444	2.6
		14,138,180	3.5
	Denmark: 2.0%
50,022	Novo Nordisk A/S	2,352,432	0.6
9,894 (3)	Orsted A/S	651,377	0.1
89,043 (2)	Other Securities	5,344,836	1.3
		8,348,645	2.0
	Finland: 1.9%
80,999	UPM-Kymmene OYJ	2,890,171	0.7
163,924	Other Securities	5,079,095	1.2
		7,969,266	1.9
	France: 8.7%
75,407	AXA S.A.	2,156,536	0.5
23,173	BNP Paribas	1,788,938	0.4
15,422	Cie Generale des Etablissements Michelin SCA	2,168,684	0.5
4,838	LVMH Moet Hennessy Louis Vuitton SE	1,683,680	0.4
13,943	Safran S.A.	1,635,374	0.4
25,664	Sanofi	2,029,052	0.5
680,491 (2)	Other Securities	24,279,162	6.0
		35,741,426	8.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Germany: 6.0%
8,991	Allianz SE	$2,126,583	0.5
21,992	BASF SE	2,288,121	0.6
18,191 (3)	Covestro AG	1,652,921	0.4
3,641 (3)	Innogy SE	159,986	0.0
452,907 (2)	Other Securities	18,205,522	4.5
		24,433,133	6.0
	Hong Kong: 3.8%
240,000	CK Asset Holdings Ltd.	2,071,912	0.5
224,500	Link REIT	1,984,160	0.5
123,000	Sun Hung Kai Properties Ltd.	1,980,847	0.5
1,845,000 (3)	WH Group Ltd.	1,910,084	0.5
2,013,470	Other Securities	7,440,725	1.8
		15,387,728	3.8
	India: 0.1%
109,562	Other Securities	490,277	0.1
	Ireland: 0.3%
32,948	Other Securities	1,268,447	0.3
	Israel: 0.5%
280,378 (2)	Other Securities	2,024,224	0.5
	Italy: 1.9%
61,563 (3)	Enav SpA	335,566	0.1
443,780	Enel S.p.A.	2,815,213	0.7
33,722 (3)	Poste Italiane SpA	329,244	0.1
700,982	Other Securities	4,199,635	1.0
		7,679,658	1.9
	Japan: 19.6%
122,600	Astellas Pharma, Inc.	1,793,176	0.4
1,100	Hitachi High-Technologies Corp.	51,305	0.0
417,000	Hitachi Ltd.	3,043,499	0.7
24,800	Kao Corp.	1,782,774	0.4
220,600	Marubeni Corp.	1,656,609	0.4
76,400	Mitsubishi Corp.	2,106,772	0.5
15,800	Mitsubishi Electric Corp.	242,223	0.1
100,100	Mitsubishi UFJ Financial Group, Inc.	670,804	0.2
105,100	Mitsui & Co., Ltd.	1,894,236	0.5
47,800	MS&AD Insurance Group Holdings, Inc.	1,610,680	0.4
115,900	ORIX Corp.	2,032,753	0.5
109,700	Sumitomo Corp.	1,969,175	0.5
29,000	Toyota Motor Corp.	1,901,600	0.5
27,900	Trend Micro, Inc.	1,668,110	0.4
2,834,715	Other Securities	57,564,074	14.1
		79,987,790	19.6

See Accompanying Notes to Financial Statements
61

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of April 30, 2018 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Luxembourg: 0.0%
1,309		Other Securities	$107,717	0.0
		Macau: 0.2%
777,600		Other Securities	824,733	0.2
		Mexico: 0.1%
8,781		Other Securities	576,385	0.1
		Netherlands: 3.6%
15,376		Koninklijke DSM NV	1,589,150	0.4
27,947		Koninklijke KPN NV	86,978	0.0
47,227		Koninklijke Philips NV	1,998,938	0.5
25,205	(1),(3)	Philips Lighting NV	766,530	0.2
52,204		Royal Dutch Shell PLC - Class A	1,816,252	0.4
44,387		Royal Dutch Shell PLC - Class B	1,584,576	0.4
22,850		Unilever NV	1,309,956	0.3
176,301 (2)		Other Securities	5,631,818	1.4
			14,784,198	3.6
		New Zealand: 0.4%
638,909		Other Securities	1,807,664	0.4
		Norway: 1.2%
90,812		Telenor ASA	2,010,024	0.5
221,383		Other Securities	2,780,323	0.7
			4,790,347	1.2
		Peru: 0.2%
2,682		Other Securities	623,538	0.2
		Poland: 0.1%
166,300		Other Securities	291,880	0.1
		Portugal: 0.6%
475,497		Other Securities	2,587,358	0.6
		Russia: 0.3%
119,367 (2)		Other Securities	1,306,791	0.3
		Singapore: 1.6%
9,500 (3)		BOC Aviation Ltd.	55,545	0.0
2,521,500		Other Securities	6,357,294	1.6
			6,412,839	1.6
		South Korea: 3.8%
5,591		POSCO	1,926,440	0.5
1,593		Samsung Electronics Co., Ltd.	3,947,454	1.0
549		Samsung Life Insurance Co. Ltd.	59,933	0.0
20,631		SK Hynix, Inc.	1,622,505	0.4
194,234 (2)		Other Securities	7,619,813	1.9
			15,176,145	3.8
		Spain: 2.8%
42,971		ACS Actividades de Construccion y Servicios SA	1,811,001	0.4
860 (3)		Aena SME SA	177,270	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Spain (continued)
32,692	Amadeus IT Group SA	$2,385,199	0.6
645,734	Other Securities	7,256,415	1.8
		11,629,885	2.8
	Sweden: 3.6%
135,656	Sandvik AB	2,312,993	0.6
657,794 (2)	Other Securities	12,311,759	3.0
		14,624,752	3.6
	Switzerland: 4.2%
27,442	Nestle SA	2,125,935	0.5
186,851	Other Securities	14,839,428	3.7
		16,965,363	4.2
	Taiwan: 0.9%
5,062,000	Other Securities	3,815,078	0.9
	United Kingdom: 11.6%
239,632	3i Group PLC	3,093,229	0.8
9,732 (3)	Auto Trader Group PLC	47,289	0.0
35,464	BHP Billiton PLC	756,183	0.2
245,520	BP PLC	1,823,726	0.5
540,416	Legal & General Group PLC	2,001,574	0.5
2,426,968	Lloyds Banking Group Plc	2,152,606	0.5
157,894	Pearson PLC	1,810,210	0.4
45,453	Persimmon PLC	1,697,928	0.4
64,256	Rio Tinto PLC	3,502,356	0.9
187,613	Segro PLC	1,664,844	0.4
16,477	Unilever PLC	924,235	0.2
3,332,694 (2)	Other Securities	27,955,106	6.8
		47,429,286	11.6
	Total Common Stock (Cost $353,372,459)	397,347,965	97.2
EXCHANGE-TRADED FUNDS: 0.3%
15,936	Other Securities	1,127,313	0.3
	Total Exchange-Traded Funds (Cost $1,128,330)	1,127,313	0.3
PREFERRED STOCK: 0.1%
	Germany: 0.1%
3,994	Other Securities	302,554	0.1
	South Korea: 0.0%
3,403	Other Securities	246,015	0.0
	Total Preferred Stock (Cost $457,741)	548,569	0.1
	Total Long-Term Investments (Cost $354,958,530)	399,023,847	97.6

See Accompanying Notes to Financial Statements
62

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of April 30, 2018 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
4,806,071 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.590% (Cost $4,806,071)	$4,806,071	1.2
	Total Short-Term Investments (Cost $4,806,071)	4,806,071	1.2
	Total Investments in Securities (Cost $359,764,601)	$403,829,918	98.8
	Assets in Excess of Other Liabilities	4,963,306	1.2
	Net Assets	$408,793,224	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
Rate shown is the 7-day yield as of April 30, 2018.

Sector Diversification	Percentage of Net Assets
Industrials	17.5%
Financials	15.4
Consumer Discretionary	12.7
Materials	11.1
Information Technology	8.1
Consumer Staples	7.4
Real Estate	6.9
Energy	5.5
Health Care	5.1
Utilities	4.6
Telecommunication Services	3.0
Exchange-Traded Funds	0.3
Short-Term Investments	1.2
Assets in Excess of Other Liabilities	1.2
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2018 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$27,464,464	$—	$27,464,464
Austria	—	2,698,384	—	2,698,384
Belgium	225,784	1,755,490	—	1,981,274
Brazil	522,280	—	—	522,280
Canada	23,458,830	—	—	23,458,830
China	1,741,172	12,397,008	—	14,138,180
Denmark	—	8,348,645	—	8,348,645
Finland	—	7,969,266	—	7,969,266
France	77,981	35,663,445	—	35,741,426
Germany	—	24,433,133	—	24,433,133
Hong Kong	89,366	15,298,362	—	15,387,728
India	—	490,277	—	490,277
Ireland	416,138	852,309	—	1,268,447
Israel	91,274	1,932,950	—	2,024,224
Italy	—	7,679,658	—	7,679,658
Japan	56,644	79,931,146	—	79,987,790
Luxembourg	—	107,717	—	107,717
Macau	—	824,733	—	824,733
Mexico	576,385	—	—	576,385
Netherlands	—	14,784,198	—	14,784,198
New Zealand	—	1,807,664	—	1,807,664
Norway	—	4,790,347	—	4,790,347
See Accompanying Notes to Financial Statements
63

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of April 30, 2018 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Peru	623,538	—	—	623,538
Poland	—	291,880	—	291,880
Portugal	—	2,587,358	—	2,587,358
Russia	—	1,306,791	—	1,306,791
Singapore	68,776	6,344,063	—	6,412,839
South Korea	—	15,176,145	—	15,176,145
Spain	—	11,629,885	—	11,629,885
Sweden	—	14,624,752	—	14,624,752
Switzerland	—	16,965,363	—	16,965,363
Taiwan	—	3,815,078	—	3,815,078
United Kingdom	119,610	47,309,676	—	47,429,286
Total Common Stock	28,067,778	369,280,187	—	397,347,965
Exchange-Traded Funds	1,127,313	—	—	1,127,313
Preferred Stock	193,452	355,117	—	548,569
Short-Term Investments	4,806,071	—	—	4,806,071
Total Investments, at fair value	$34,194,614	$369,635,304	$—	$403,829,918
Other Financial Instruments+
Forward Foreign Currency Contracts	—	989	—	989
Futures	5,319	—	—	5,319
Total Assets	$34,199,933	$369,636,293	$—	$403,836,226

(1)
For the period ended April 30, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2018, securities valued at $11,057,906 and $2,358,826 were transferred from Level 1 to Level 2 and from Level 2 to Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2018, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Factors Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY 127,000,000	USD 1,161,140	The Bank of New York Mellon	05/07/18	$989
				$989

At April 30, 2018, the following futures contracts were outstanding for Voya Multi-Manager International Factors Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI EAFE Index	27	06/15/18	$2,735,775	$5,319
			$2,735,775	$5,319

Currency Abbreviations
JPY – Japanese Yen
USD – United States Dollar
See Accompanying Notes to Financial Statements
64

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of April 30, 2018 (Unaudited) (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$989
Equity contracts	Net Assets — Unrealized appreciation*	5,319
Total Asset Derivatives		$6,308

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$77,094	$77,094
Foreign exchange contracts	(56,644)	—	(56,644)
Total	$(56,644)	$77,094	$20,450

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$(7,881)	$(7,881)
Foreign exchange contracts	989	—	989
Total	$989	$(7,881)	$(6,892)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2018:
The Bank of New York Mellon
Assets:
Forward foreign currency contracts	$989
Total Assets	$989
Net OTC derivative instruments by counterparty, at fair value	$989
Total collateral pledged by the Fund/(Received from counterparty)	$—
Net Exposure(1)	$989

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At April 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $363,446,754.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$47,686,034
Gross Unrealized Depreciation	(7,043,572)
Net Unrealized Appreciation	$40,642,462

See Accompanying Notes to Financial Statements
65

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contracts AND SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2017, the Board, including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and Voya Mutual Funds (the “Trust”), on behalf of Voya Global Equity Dividend Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, and Voya Multi-Manager International Factors Fund, each a series of the Trust (the “Funds”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-advisers to the Funds (the “Sub-Advisers”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2017, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Advisers (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of each Management Contract and each Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, experienced sub-advisers to provide

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Advisers with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Advisers to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and the Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Funds.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Management Contracts and respective Sub-Advisory Contracts were appropriate.
Fund Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category, Selected Peer Group and primary benchmark, a broad-based securities market index that appears in each Fund’s prospectus. In addition, the Board considered Voya Global Equity Dividend Fund’s investment performance compared to an additional performance peer group that was approved by the Fund’s IRC due to the unique investment structure or strategy of that Fund. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Fund’s performance and risk, including risk-adjusted investment return information, by the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Fund grows larger and the extent to which any such economies are reflected in contractual fee schedules. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Funds do not have management fee breakpoints, they do have fee waiver and/or expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the respective Sub-Adviser could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Manager.
Information Regarding Services to Other Clients
The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from a Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Advisers, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules. The Board also considered that the fee schedules charged to the Funds and other institutional clients of the Manager or the Sub-Advisers (including other investment

67

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

companies) and the performance of the Funds and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when a Fund first was organized; differences in the original sponsors of the funds or other clients that now are managed by the Manager; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the contractual sub-advisory fee schedule payable by the Manager to each Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual management fee rates that are paid to each Sub-Adviser, as compared to the portion retained by the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager intends to propose any changes thereto. For each Fund, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Manager because the Board did not view this data as being a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Funds. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their association with the Funds, including their ability to engage in soft-dollar transactions on behalf of the Funds. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Funds and the Manager and Sub-Advisers’ potential fall-out benefits were not unreasonable.
Fund-by-Fund Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving each Fund’s Management Contracts and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its

68

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Fund asset levels and flows as of August 31, 2017, and September 30, 2017. Each Fund’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya Global Equity Dividend Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Equity Dividend Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund underperformed its Morningstar category average for all periods presented, with the exception of the one-year period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the one-year period, the fourth quintile for the year-to-date, three-year and five-year periods, and the fifth (lowest) quintile for the ten-year period.
In analyzing this performance data, the Board took into account: (1) Management’s discussion regarding the effect that the Fund’s strategy of investing in the equity securities of dividend-paying companies and its value investment approach had on its performance, relative to its benchmark and Morningstar category; (2) Management’s representations regarding the Fund’s performance relative to its Performance Peer Group in recent periods; and (3) that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, the Fund’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is above the median and equal to the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is below the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) Management’s discussion of fee waivers and/or expense reimbursements, which lower the Fund’s net effective management fee; and (2) Management’s representations regarding the competitiveness of the Fund’s management fee.
To pursue Voya Global Equity Dividend Fund’s investment objective, the Manager may, at its discretion, allocate all or a portion of the Fund’s assets to either NNIP Advisors B.V. (“NNIP”) or Voya Investment Management Co. LLC (“Voya IM”) to manage, and may change the allocation of Voya Global Equity Dividend Fund’s assets between NNIP and Voya IM. At the time that the Board made the determination to renew the Sub-Advisory Contracts, the Manager had not allocated any assets of Voya Global Equity Dividend Fund to Voya IM. However, it noted that the Manager may, in the future, allocate a portion of Voya Global Equity Dividend Fund’s assets to Voya IM and may change the allocation of the Fund’s assets between NNIP and Voya IM. NNIP and Voya IM would each make investment decisions for the assets allocated to it and would each be paid a sub-advisory fee rate based on the allocation of Voya Global Equity Dividend Fund’s average daily assets.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Multi-Manager Emerging Markets Equity Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Multi-Manager Emerging Markets Equity Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for the year-to-date and one-year periods, and underperformed for the three-year and five-year periods; (2) the Fund outperformed its primary benchmark for the year-to-date and one-year periods, and underperformed for the three-year and five-year periods; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, and the fourth quintile for the three-year and five-year periods.

69

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In analyzing this performance data, the Board took into account: (1) Management’s confidence in the Sub-Advisers’ ability to execute the Fund’s investment objective; and (2) Management’s discussion of the Fund’s favorable performance during more recent periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is below the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account Management’s discussion of fee waivers and/or expense reimbursements, which lower the Fund’s net effective management fee.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Multi-Manager International Equity Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts with Baillie Gifford Overseas Limited and Lazard Asset Management LLC for Voya Multi-Manager International Equity Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund underperformed its Morningstar category average for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for the five-year period, the fourth quintile for the three-year period, and the fifth (lowest) quintile for the year-to-date and one-year periods.
In analyzing this performance data, the Board took into account: (1) changes made to the sub-advisers managing the Fund, which became effective in January 2017 and were designed to enhance performance; (2) Management’s analysis regarding the impact of security selection and sector allocations on the Fund’s performance; (3) Management’s discussion of the Fund’s improved performance since the change in Sub-Advisers; and (4) Management’s confidence in each Sub-Adviser’s ability to execute the Fund’s investment objective.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is above the median and the average management fees rate of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) that, as directed by the Board, in connection with the changes in the sub-advisers to the Fund, a lower expense limit was implemented for the Fund, effective January 20, 2017; and (2) Management’s representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) it is reasonable to permit the Sub-Advisers to continue to manage the Fund for the purpose of evaluating investment performance; and (4) the sub-advisory fee rate payable by the Manager to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Multi-Manager International Factors Fund
In considering whether to approve the renewal of the Management Contract for Voya Multi-Manager International Factors Fund (formerly, Voya International

70

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Core Fund), the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for the three-year and five-year periods, and underperformed for the year-to-date and one-year periods; (2) the Fund outperformed its primary benchmark for the year-to-date and three-year periods, and underperformed for the one-year and five-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the five-year period, the third quintile for the one-year period, and the fourth quintile for the year-to-date period.
In analyzing this performance data, the Board took into account Management’s representations regarding changes made to the sub-advisers managing the Fund, which became effective in January 2017.
In considering the fees payable under the Management Contract for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is below the median and the average net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Fund’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management Contract for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

71

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
167702         (0418-062218)

Semi-Annual Report
April 30, 2018
Classes A, C, I, O, R, R6 and W
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Voya Global Real Estate Fund

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Voya International Real Estate Fund

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

The Passage of Time
Dear Shareholder,
For generations, Time magazine and its companion publications were nearly ubiquitous, a staple of newsstands and doctors’ offices. Time Inc. became a media giant; along with the major newspapers and TV news shows, it functioned as a primary source of information and opinion for many Americans. This year Time Inc. ceased operations, undone by changes in communications technology that had fragmented the audiences — and thus the advertising revenues — that once supported the mega-media outlets.
Many other industries face similar pressures as technology changes business models and resources shift from declining economic sectors to those that offer better returns. Entrepreneurs seeking to make money invent new products and services — those who succeed displace older businesses and alter the economy. According to the notion of “creative destruction,” this sort of churning is a constant feature of capitalistic economies and defines economic progress. While change may not deliver “the best of all possible worlds,”(1) it does keep economic systems dynamic, which creates investment opportunities.
In a connected global economy, opportunities can arise almost anywhere, which is why at Voya we believe in staying fully invested and globally diversified. Broad global diversification across continents, markets and asset classes remains important, in our view, for positioning your portfolio to benefit from potential opportunities. Because no one knows when opportunities will arise, we believe it makes sense to avoid the temptation to time market entries and exits. In our opinion, such considerations do not offer good reasons to consider changing one’s investment strategy.
Good reasons to change strategy might be changes in your investment goals or life situation. If your goals or needs have changed, thoroughly discuss these issues with your financial advisor before undertaking any alteration of your investment strategy.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
May 23, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)
Thanks to Dr. Pangloss for this suggestion.

1

Market Perspective: Six Months Ended April 30, 2018

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, were already up more than 15% in 2017, rising every month. A “buy-the-dip” mentality prevailed, in which any disappointment or setback was soon forgiven, leaving the Index to resume its advance. The narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, was intact. (The Index returned 3.40% for the six-months ended April 30, 2018, measured in U.S. dollars.)
But in February the spell was broken, and after 15 consecutive gains, the Index suffered its first monthly loss. Another loss followed in March, and for the first half of the fiscal year the Index managed a gain of just 2.37%.
The new fiscal year started with U.S. gross domestic product (“GDP”) having grown 3.16% annualized, in the third quarter of 2017. Tax reform progressed fitfully from the outline in October until the final product signed into law on December 22. For investors the key feature of tax reform was the reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends.
Nine days earlier the Federal Open Market Committee (“FOMC”) had raised the federal funds rate by 25bp (0.25%) from 1.25% to 1.50%, with three more increases projected for 2018. As the year ended, new unemployment claims were near a 44-year low and the unemployment rate was stable at 4.1%. Some commentators wondered whether a tax cut stimulus costing $1 trillion to an already strong economy near full employment, would require more than three increases, and how would markets react when this became evident.
Internationally, in the euro zone, evidence of economic recovery continued to accumulate in the first weeks of 2018, with GDP growth at 2.7% year-over-year and unemployment edging down to 8.6%, the lowest since December 2008. Purchasing managers’ indices, closely watched leading indicators of economic activity, reached multi-year highs early in 2018. But as the quarter wore on, these were starting to fade and the March readings were the lowest of the year.
China’s GDP grew 6.8% year-over-year in the fourth quarter of 2017, matching growth in the third, and contributing to 6.9% growth in 2017 as a whole over 2016. In Japan, GDP grew at 1.6% annualized in the fourth quarter of 2017 over the third, the eighth consecutive quarter of growth. However, wage and price inflation stayed stubbornly low.
Back in the U.S., economic reports had a moderate tone early in 2018. Mixed purchasing managers’ indices were accompanied by a mildly disappointing employment report showing 148,000 new jobs created, well below expectations, with net downward revisions to earlier months. Still, the three-month average was just above 200,000 and the unemployment rate was holding at 4.1%. GDP growth was initially recorded at 2.56% annualized in the fourth quarter of 2017.
Then in late January, Bloomberg reported that the Treasury would boost bond sales to cover a mounting budget deficit, now projected to reach $1.1 trillion by 2019. FOMC minutes were seen as hawkish. The February employment report showed the strongest wage growth since 2009. The Index was already falling. On March 21, the FOMC raised rates from 1.50% to 1.75% and in April Treasury yields reached four-year highs, with wage and price inflation accelerating.
But by then investors had something else to worry about. On March 1, the White House announced tariffs of 25% on imported steel and 10% on imported aluminum, followed three weeks later by specific tariffs on Chinese imports. While the measures looked like bargaining chips, threats of retaliation were swift and the risks of a trade war to global growth, which had underpinned much of the rise in equity prices in recent years, were abundantly clear.
Having set a new record on January 26, the Index fell 7.27% by the end of March, with a 1.94% bounce back in April.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) fell 0.90% in the fiscal half-year. The Bloomberg Barclays U.S. Treasury Bond Index fell 1.81%, as the yield curve rose. Indices of riskier classes were mixed against Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index shed 2.48%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) only slipped 0.17%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 3.82% through April. The earnings per share of its constituent companies resumed double-digit growth in the fourth quarter of 2017, increasing 15.03% year-over-year. The consumer discretionary sector was the top performer, up 13.54%; utilities incurred the biggest loss, down 4.78%.
Despite rising U.S. Treasury yields, movements in currencies reflected a weaker dollar during the period. The dollar fell 3.58% against the euro, 3.50% against the pound and 3.91% against the yen. There was considerable commentary among experts on dollar weakness over the previous year. However, in April, dollar strength appeared to be returning.
International markets were all unnerved by February’s general upsurge in volatility and by the risk of a trade war referred to above. In addition, the fiscal boost in the U.S. probably improved that market’s relative attractiveness. MSCI Japan® Index added just 1.38% over the half-year, with sentiment also depressed by indications from the Bank of Japan that the end of monetary stimulus was in its sights. MSCI Europe ex UK® Index drifted down 1.41%. The strength of the euro worried investors as did the cooling of leading economic indicators. MSCI UK® Index edged up 2.09%, sentiment dampened by a slowing economy, uncertainty about Brexit, and the precarious position of the UK’s political leadership.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
FTSE EPRA/NAREIT Developed Net Index	The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITs”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
FTSE EPRA/NAREIT Developed ex-US Net Index	The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITs”) outside the United States. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
3

Voya Global Real Estate Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2018 (as a percentage of net assets)

United States	50.6%
Japan	12.1%
Hong Kong	8.9%
United Kingdom	6.4%
France	6.2%
Australia	5.3%
Germany	4.4%
Singapore	2.7%
Canada	1.4%
Spain	1.0%
Countries between 0.2% – 0.7%^	0.9%
Assets in Excess of Other Liabilities*	0.1%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 2 countries, which each represents 0.2% – 0.7% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Real Estate Fund (the “Fund”) seeks to provide investors with high total return consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA, Chief Executive Officer and Global Chief Investment Officer, Steven D. Burton, CFA, Co-Chief Investment Officer, and Joseph P. Smith, CFA, President and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.
Performance: For the six-month period ended April 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.38%, compared to the FTSE EPRA/NAREIT Developed Net Index and S&P 500® Index, which returned 1.33% and 3.82%, respectively, for the same period.
Portfolio Specifics: Global real estate shares generated a total return of 1.38% over the past six months, led by the performance of property stocks in Europe, which was the best performing region, up 9.6%, led by the U.K. market which was up 13.3% during the period. The Asia-Pacific region delivered a total return of 7.1%, as all markets within this region delivered positive performance. The Americas region lagged, down 4.0%, primarily the result of performance in the U.S. market which was down 4.5% as the headwinds of rising interest rates overshadowed the continued improvement of underlying real estate fundamentals.
We believe improving economic growth and modestly increasing inflation should have a positive impact on commercial real estate and listed real estate companies. In our view, global economic growth is improving in a more synchronized manner than previously expected which is reflected in generally stable property fundamentals. Economic growth is gaining momentum in an economic expansion, which continues to have “legs” at this point of an extended cycle.
It is our belief that Monetary policy will tighten in the U.S. but remain relatively more accommodative elsewhere. Total return among property companies will be generated by 5% earnings growth and 4.1% dividend yield with stable multiples. With real estate companies trading at an approximate 12% discount to our estimate of inherent real estate value of net asset value, and an implied capitalization rate of 5.8% globally, we believe real estate stocks remain attractively priced relative to private real estate and competing asset classes.
The Fund outperformed the FTSE EPRA/NAREIT Developed Net Index during the period as stock selection and sector allocation were both positive but underperformed the S&P 500® Index. Stock selection was strong in the Americas and Europe, while stock selection in the Asia-Pacific region detracted from relative performance. Fund holdings in the U.S. and the U.K. helped to drive the majority of outperformance, as performance was positive across most property types. Country allocation was a modest contributor to relative performance as the benefit of favorable positioning in Europe and the Americas was somewhat offset by positioning decisions in the Asia-Pacific region.
Current Strategy and Outlook: We are positive on property types and markets with above average growth and valuations that we believe are attractive relative to this growth. In the U.S., we continue to favor technology, storage and select class-A mall companies and have become more positive on the residential sector. We also are positive on U.S. hotel C-corps, which offer operating platforms that benefit from improved consumer spending and economic
Top Ten Holdings as of April 30, 2018 (as a percentage of net assets)

Simon Property Group, Inc.	4.2%
CK Asset Holdings Ltd.	3.8%
ProLogis, Inc.	3.7%
Mitsui Fudosan Co., Ltd.	3.4%
Unibail-Rodamco SE	3.2%
Vonovia SE	2.8%
Link REIT	2.8%
Alexandria Real Estate Equities, Inc.	2.6%
Extra Space Storage, Inc.	2.3%
Equity Residential	2.3%
Portfolio holdings are subject to change daily.
growth. Within residential, we like manufactured housing, single family home-for-rent companies and have been adding to the apartment REITs. We also favor the gaming companies within the net lease sector, although remain cautious on traditional net lease companies which tend to be more concentrated in the retail sector.
We favor real estate operating companies in Tokyo and Hong Kong, which we believe are showing strong growth relative to real estate valuations, thus scoring well on both “growth” and “value” criteria in our sector ranking analysis. The Tokyo office market continues to experience improved rental growth as vacancies have fallen below the 4% threshold at which landlords enjoy increasing pricing power, particularly with a modest increase in inflation expectations. We have also added to the J-REITs too as a result of this.
We favor U.K. niche sectors of student housing and self-storage plus the industrial sector. In Continental Europe, we prefer property companies in firming markets, including the Spanish office and lodging sectors. European property fundamentals continue to improve consistent with economic releases, which show steady and visible improvement in the eurozone, in our opinion.
We are cautious and selective in markets and property types with headwinds to earnings growth, either for secular or cyclical reasons. We remain cautious on the more bond-like sectors that offer modest growth and trade less attractively relative to our estimate of underlying private market real estate value. This includes the traditional net lease and healthcare sectors in the U.S., as well as the Canadian companies and the REITs in Singapore. Asian REITs generally have low organic growth and external growth, which is dependent on a constant need for new equity to fund the acquisitions, although valuations are becoming more attractive. In Australia, our outlook is mixed as property companies are benefiting from an attractive combination of yield and growth, particularly following recent price weakness, although strength in property fundamentals range from a robust office market, to an uncertain retail market and a residential market which is meeting headwinds of affordability.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

4

Portfolio Managers’ Report	Voya International Real Estate Fund

Geographic Diversification as of April 30, 2018 (as a percentage of net assets)

Japan	23.3%
Hong Kong	14.8%
United Kingdom	11.5%
Australia	10.5%
France	10.1%
Singapore	8.1%
Germany	5.9%
Sweden	4.8%
Spain	4.3%
Canada	3.7%
Countries between 0.4% – 0.8%^	1.7%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 3 countries, which each represents 0.4% – 0.8% of net assets.
Portfolio holdings are subject to change daily.
Voya International Real Estate Fund (the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, CFA, Chief Executive Officer and Global Chief Investment Officer, Steven D. Burton, CFA, Co-Chief Investment Officer, and Joseph P. Smith, CFA, President and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.
Performance: For the six-month period ended April 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.53% compared to the FTSE EPRA/NAREIT Developed ex-US Net Index and S&P 500® Index which returned 7.89% and 3.82%, respectively, for the same period.
Portfolio Specifics: International real estate shares generated a total return of 7.53% over the past six months as all regions delivered positive performance. Property stocks in Europe were the best performing by region, up 9.6%, led by the solid performance of U.K. stocks which were up 13.3% during the period. The Asia-Pacific region performed roughly in-line as returns within this region ranged from a 11.3% return in Japan to a 1.3% return in Australia. The Americas region lagged slightly as returns in Canada were 4.4%.
We believe improving economic growth and modestly increasing inflation should have a positive impact on commercial real estate and listed real estate companies. In our view, global economic growth is improving in a more synchronized manner than previously expected which is reflected in generally stable property fundamentals. Economic growth is gaining momentum in an economic expansion which continues to have “legs” at this point of an extended cycle.
It is our belief that Monetary policy will tighten in the U.S. but remain relatively more accommodative elsewhere. Total return among international property companies will be generated by 6% earnings growth, a 3.9% dividend yield and stable multiples. With real estate companies trading at an approximate 19% discount to our estimate of inherent real estate value of net asset value, and an implied capitalization rate of 5.3% internationally, we believe real estate stocks remain attractively priced relative to private real estate and competing asset classes.
For the trailing six-month period, stock selection added value and was positive across all three regions. Sector allocation was a modest detractor to relative performance. Stock selection in the U.K. was led by the outperformance of Fund holdings in the industrial, student housing and storage sectors. Stock selection in Continental Europe also added value, led by positioning in the Spanish office and German residential sectors. In the Asia-Pacific region, holdings in Australia and Hong Kong contributed to relative performance while Singapore detracted modestly. Country allocation was a modest drag as the benefit of favorable positioning in Europe and the Americas was more than offset by positioning decisions in the Asia-Pacific region.
Top Ten Holdings as of April 30, 2018 (as a percentage of net assets)

CK Asset Holdings Ltd.	6.0%
Unibail-Rodamco SE	5.6%
Mitsui Fudosan Co., Ltd.	5.4%
Sun Hung Kai Properties Ltd.	4.7%
Segro PLC	3.3%
Orix JREIT, Inc.	2.7%
Scentre Group	2.7%
Link REIT	2.5%
Klepierre SA	2.3%
GPT Group	2.2%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: We are positive on property types and markets with above average growth and valuations that we believe are attractive relative to this growth. We favor real estate operating companies in Tokyo and Hong Kong, which show strong growth relative to real estate valuations which remain attractive, thus scoring well on both “growth” and “value” criteria in our sector ranking analysis. The Tokyo office market continues to experience improved rental growth as vacancies have fallen below the 4% threshold at which landlords enjoy increasing pricing power, particularly with a modest increase in inflation expectations. We have also been adding to the operating companies in Singapore, some of which are pan-Asian in scope.
We favor U.K. niche sectors of student housing and self-storage plus the industrial sector, which continues to benefit from higher demand from on-line shopping which requires a more robust distribution platform. In Continental Europe, we prefer property companies in firming markets, including the Spanish office and lodging sectors. European property fundamentals continue to improve consistent with economic releases, which show steady and visible improvement in the eurozone, in our opinion.
We are cautious and selective in markets and property types with headwinds to earnings growth, either for secular or cyclical reasons. We remain cautious on the more bond-like sectors that offer modest growth and trade less attractively relative to our estimate of underlying private market real estate value. This includes the Canadian companies, Swiss companies and the REITs in Singapore. Asian REITs generally have low organic growth and external growth, which is dependent on a constant need for new equity to fund the acquisitions. J-REITs screen better on valuation despite lower growth and we have been broadly adding. In Australia, our outlook is mixed as property companies are benefiting from an attractive combination of yield and growth, particularly following recent price weakness, although strength in property fundamentals range from a robust office market, to an uncertain retail market and a residential market which is meeting headwinds of affordability.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

5

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 to April 30, 2018. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2018*	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2018*
Voya Global Real Estate Fund
Class A	$1,000.00	$1,013.80	1.32%	$6.59	$1,000.00	$1,018.25	1.32%	$6.61
Class C	1,000.00	1,010.50	2.07	10.32	1,000.00	1,014.53	2.07	10.34
Class I	1,000.00	1,015.40	1.05	5.25	1,000.00	1,019.59	1.05	5.26
Class O	1,000.00	1,014.00	1.32	6.59	1,000.00	1,018.25	1.32	6.61
Class R	1,000.00	1,012.60	1.57	7.83	1,000.00	1,017.01	1.57	7.85
Class R6	1,000.00	1,016.10	0.91	4.55	1,000.00	1,020.28	0.91	4.56
Class W	1,000.00	1,015.70	1.07	5.35	1,000.00	1,019.49	1.07	5.36
Voya International Real Estate Fund
Class A	$1,000.00	$1,075.30	1.46%	$7.51	$1,000.00	$1,017.55	1.46%	$7.30
Class C	1,000.00	1,071.10	2.21	11.35	1,000.00	1,013.84	2.21	11.04
Class I	1,000.00	1,077.30	1.21	6.23	1,000.00	1,018.79	1.21	6.06
Class W	1,000.00	1,076.90	1.21	6.23	1,000.00	1,018.79	1.21	6.06

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

6

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2018 (Unaudited)

	Voya Global Real Estate Fund	Voya International Real Estate Fund
ASSETS:
Investments in securities at fair value*	$1,550,970,507	$125,467,443
Short-term investments at fair value**	1,739,413	1,338,346
Cash	29,597	1,792
Foreign currencies at value***	475,826	107,657
Receivables:
Investment securities sold	8,469,980	1,591,835
Fund shares sold	728,114	142,098
Dividends	2,172,864	662,273
Foreign tax reclaims	1,059,987	241,895
Unrealized appreciation on forward foreign currency contracts	3,733	577
Prepaid expenses	81,347	39,058
Reimbursement due from manager	141,257	13,585
Other assets	115,764	19,391
Total assets	1,565,988,389	129,625,950
LIABILITIES:
Payable for investment securities purchased	5,664,251	2,171,250
Payable for fund shares redeemed	5,083,573	165,284
Unrealized depreciation on forward foreign currency contracts	2,672	87
Payable for investment management fees	1,289,349	120,051
Payable for distribution and shareholder service fees	108,010	10,769
Payable to trustees under the deferred compensation plan (Note 6)	115,764	19,391
Payable for trustee fees	8,771	1,061
Other accrued expenses and liabilities	1,088,985	68,619
Total liabilities	13,361,375	2,556,512
NET ASSETS	$1,552,627,014	$127,069,438
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,333,562,300	$163,185,196
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	(28,475,071)	1,327,180
Accumulated net realized loss	(95,229,717)	(68,535,160)
Net unrealized appreciation	342,769,502	31,092,222
NET ASSETS	$1,552,627,014	$127,069,438
* Cost of investments in securities	$1,208,220,807	$94,373,295
** Cost of short-term investments	$1,739,413	$1,338,346
*** Cost of foreign currencies	$475,826	$107,691
See Accompanying Notes to Financial Statements
7

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2018 (Unaudited) (continued)

	Voya Global Real Estate Fund	Voya International Real Estate Fund
Class A
Net assets	$190,645,374	$20,195,689
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	11,447,052	2,323,345
Net asset value and redemption price per share†	$16.65	$8.69
Maximum offering price per share (5.75%)(1)	$17.67	$9.22
Class C
Net assets	$79,324,341	$7,885,150
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	5,775,293	912,563
Net asset value and redemption price per share†	$13.74	$8.64
Class I
Net assets	$1,038,262,693	$83,104,110
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	62,433,838	9,549,724
Net asset value and redemption price per share	$16.63	$8.70
Class O
Net assets	$10,677,636	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	641,838	n/a
Net asset value and redemption price per share	$16.64	n/a
Class R
Net assets	$2,075,514	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	125,178	n/a
Net asset value and redemption price per share	$16.58	n/a
Class R6
Net assets	$39,608,790	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	2,382,041	n/a
Net asset value and redemption price per share	$16.63	n/a
Class W
Net assets	$192,032,666	$15,884,489
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	11,516,157	1,816,996
Net asset value and redemption price per share	$16.68	$8.74

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
8

STATEMENTS OF OPERATIONS for the six months ended April 30, 2018 (Unaudited)

	Voya Global Real Estate Fund	Voya International Real Estate Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$26,971,808	$3,324,754
Interest	465	—
Securities lending income, net	8,915	—
Total investment income	26,981,188	3,324,754
EXPENSES:
Investment management fees	7,176,694	1,156,822
Distribution and shareholder service fees:
Class A	278,945	34,393
Class C	448,026	39,560
Class O	13,757	—
Class R	5,879	—
Transfer agent fees:
Class A	221,165	9,856
Class C	88,844	2,834
Class I	895,515	13,089
Class O	10,919	—
Class R	2,333	—
Class R6	411	—
Class W	221,385	4,605
Shareholder reporting expense	137,120	5,059
Registration fees	61,851	32,276
Professional fees	83,372	14,580
Custody and accounting expense	304,920	104,679
Trustee fees	35,087	4,241
Miscellaneous expense	55,651	9,575
Interest expense	8,712	22,750
Total expenses	10,050,586	1,454,319
Waived and reimbursed fees	(141,257)	(107,584)
Brokerage commission recapture	(20,532)	—
Net expenses	9,888,797	1,346,735
Net investment income	17,092,391	1,978,019
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	124,790,886	24,716,151
Forward foreign currency contracts	16,988	13,117
Foreign currency related transactions	7,036	3,338
Net realized gain	124,814,910	24,732,606
Net change in unrealized appreciation (depreciation) on:
Investments	(109,634,005)	(12,072,083)
Forward foreign currency contracts	3,647	(4,304)
Foreign currency related transactions	(1,866)	(799)
Net change in unrealized appreciation (depreciation)	(109,632,224)	(12,077,186)
Net realized and unrealized gain	15,182,686	12,655,420
Increase in net assets resulting from operations	$32,275,077	$14,633,439
* Foreign taxes withheld	$1,365,362	$386,552
See Accompanying Notes to Financial Statements
9

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Global Real Estate Fund		Voya International Real Estate Fund
	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Six Months Ended April 30, 2018	Year Ended October 31, 2017
FROM OPERATIONS:
Net investment income	$17,092,391	$36,513,357	$1,978,019	$6,544,373
Net realized gain	124,814,910	401,839,282	24,732,606	23,965,717
Net change in unrealized appreciation (depreciation)	(109,632,224)	(332,460,963)	(12,077,186)	(6,578,224)
Increase in net assets resulting from operations	32,275,077	105,891,676	14,633,439	23,931,866
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(7,264,756)	(13,150,281)	(1,591,975)	(9,167,695)
Class B(1)	—	(21,167)	—	(3,166)
Class C	(3,250,758)	(4,139,842)	(396,906)	(774,796)
Class I	(39,445,182)	(61,472,599)	(9,676,078)	(23,649,581)
Class O	(375,046)	(399,083)	—	—
Class R	(74,887)	(93,678)	—	—
Class R6	(1,619,951)	(2,566,263)	—	—
Class W	(7,535,930)	(10,294,157)	(567,816)	(1,475,137)
Net realized gains:
Class A	(32,052,904)	(1,306,763)	—	—
Class B(1)	—	(3,398)	—	—
Class C	(14,728,505)	(426,451)	—	—
Class I	(155,540,016)	(4,928,416)	—	—
Class O	(1,460,813)	(30,659)	—	—
Class R	(323,547)	(7,769)	—	—
Class R6	(4,715,872)	(204,447)	—	—
Class W	(30,233,977)	(728,019)	—	—
Total distributions	(298,622,144)	(99,772,992)	(12,232,775)	(35,070,375)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	243,437,453	476,868,928	24,569,747	62,813,383
Reinvestment of distributions	277,026,104	90,115,940	5,786,338	16,065,405
	520,463,557	566,984,868	30,356,085	78,878,788
Cost of shares redeemed	(662,613,455)	(1,703,294,486)	(142,936,485)	(286,033,596)
Net decrease in net assets resulting from capital share transactions	(142,149,898)	(1,136,309,618)	(112,580,400)	(207,154,808)
Net decrease in net assets	(408,496,965)	(1,130,190,934)	(110,179,736)	(218,293,317)
NET ASSETS:
Beginning of year or period	1,961,123,979	3,091,314,913	237,249,174	455,542,491
End of year or period	$1,552,627,014	$1,961,123,979	$127,069,438	$237,249,174
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(28,475,071)	$(2,923,399)	$1,327,180	$11,581,936

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements
10

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Real Estate Fund
Class A
04-30-18	19.42	0.16•	0.17	0.33	0.57	2.53	—	3.10	—	16.65	1.38	1.35	1.32	1.32	1.80	190,645	44
10-31-17	19.27	0.26•	0.60	0.86	0.66	0.05	—	0.71	—	19.42	4.59	1.34	1.34	1.34	1.35	276,144	83
10-31-16	20.01	0.34•	(0.55)	(0.21)	0.53	—	—	0.53	—	19.27	(1.15)	1.30	1.30	1.30	1.71	588,084	34
10-31-15	20.42	0.23•	(0.21)	0.02	0.43	—	—	0.43	—	20.01	0.11	1.26	1.26	1.26	1.13	877,431	42
10-31-14	18.85	0.28•	1.70	1.98	0.41	—	—	0.41	—	20.42	10.64	1.26	1.26	1.26	1.45	1,199,991	40
10-31-13	17.57	0.23•	1.76	1.99	0.71	—	—	0.71	—	18.85	11.53	1.24	1.24	1.24	1.27	1,520,287	38
Class C
04-30-18	16.55	0.08•	0.17	0.25	0.53	2.53	—	3.06	—	13.74	1.05	2.10	2.07	2.07	1.03	79,324	44
10-31-17	16.53	0.09•	0.53	0.62	0.55	0.05	—	0.60	—	16.55	3.85	2.09	2.09	2.09	0.54	101,243	83
10-31-16	17.25	0.17•	(0.48)	(0.31)	0.41	—	—	0.41	—	16.53	(1.91)	2.05	2.05	2.05	0.97	146,114	34
10-31-15	17.67	0.06•	(0.17)	(0.11)	0.31	—	—	0.31	—	17.25	(0.65)	2.01	2.01	2.01	0.34	184,435	42
10-31-14	16.37	0.11•	1.48	1.59	0.29	—	—	0.29	—	17.67	9.84	2.01	2.01	2.01	0.66	215,023	40
10-31-13	15.35	0.08•	1.54	1.62	0.60	—	—	0.60	—	16.37	10.72	1.99	1.99	1.99	0.52	228,913	38
Class I
04-30-18	19.40	0.18•	0.18	0.36	0.60	2.53	—	3.13	—	16.63	1.54	1.06	1.05	1.05	2.05	1,038,263	44
10-31-17	19.26	0.30•	0.62	0.92	0.73	0.05	—	0.78	—	19.40	4.90	1.05	1.05	1.05	1.58	1,266,207	83
10-31-16	20.01	0.40•	(0.56)	(0.16)	0.59	—	—	0.59	—	19.26	(0.90)	1.01	1.01	1.01	2.02	1,950,686	34
10-31-15	20.42	0.28•	(0.20)	0.08	0.49	—	—	0.49	—	20.01	0.41	0.99	0.99	0.99	1.39	2,665,641	42
10-31-14	18.85	0.34	1.69	2.03	0.46	—	—	0.46	—	20.42	10.97	0.98	0.98	0.98	1.67	3,294,318	40
10-31-13	17.57	0.28•	1.76	2.04	0.76	—	—	0.76	—	18.85	11.83	0.97	0.97	0.97	1.54	2,824,712	38
Class O
04-30-18	19.41	0.15•	0.19	0.34	0.58	2.53	—	3.11	—	16.64	1.40	1.35	1.32	1.32	1.74	10,678	44
10-31-17	19.26	0.26	0.61	0.87	0.67	0.05	—	0.72	—	19.41	4.65	1.34	1.34	1.34	1.26	11,274	83
10-31-16	20.01	0.33	(0.55)	(0.22)	0.53	—	—	0.53	—	19.26	(1.18)	1.30	1.30	1.30	1.70	11,929	34
10-31-15	20.42	0.22•	(0.20)	0.02	0.43	—	—	0.43	—	20.01	0.12	1.26	1.26	1.26	1.08	12,976	42
10-31-14	18.85	0.26	1.72	1.98	0.41	—	—	0.41	—	20.42	10.65	1.26	1.26	1.26	1.40	14,360	40
10-31-13	17.57	0.23•	1.76	1.99	0.71	—	—	0.71	—	18.85	11.52	1.24	1.24	1.24	1.27	14,157	38
Class R
04-30-18	19.35	0.13•	0.18	0.31	0.55	2.53	—	3.08	—	16.58	1.26	1.60	1.57	1.57	1.51	2,076	44
10-31-17	19.21	0.19•	0.62	0.81	0.62	0.05	—	0.67	—	19.35	4.34	1.59	1.59	1.59	1.01	2,654	83
10-31-16	19.96	0.29•	(0.55)	(0.26)	0.49	—	—	0.49	—	19.21	(1.40)	1.55	1.55	1.55	1.46	3,100	34
10-31-15	20.37	0.15•	(0.18)	(0.03)	0.38	—	—	0.38	—	19.96	(0.12)	1.51	1.51	1.51	0.72	2,231	42
10-31-14	18.82	0.23•	1.69	1.92	0.37	—	—	0.37	—	20.37	10.35	1.51	1.51	1.51	1.17	1,631	40
10-31-13	17.52	0.20•	1.74	1.94	0.64	—	—	0.64	—	18.82	11.28	1.49	1.49	1.49	1.06	733	38
Class R6
04-30-18	19.40	0.20•	0.18	0.38	0.62	2.53	—	3.15	—	16.63	1.61	0.91	0.91	0.91	2.24	39,609	44
10-31-17	19.26	0.34•	0.61	0.95	0.76	0.05	—	0.81	—	19.40	5.08	0.89	0.89	0.89	1.75	47,605	83
10-31-16	20.01	0.43•	(0.56)	(0.13)	0.62	—	—	0.62	—	19.26	(0.75)	0.87	0.87	0.87	2.17	85,600	34
10-31-15	20.42	0.29•	(0.19)	0.10	0.51	—	—	0.51	—	20.01	0.53	0.87	0.87	0.87	1.45	105,257	42
07-15-14(4) - 10-31-14	20.36	(0.03)•	0.20	0.17	0.11	—	—	0.11	—	20.42	0.87	0.87	0.87	0.87	(0.56)	103,446	40
See Accompanying Notes to Financial Statements
11

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Real Estate Fund (continued)
Class W
04-30-18	19.44	0.18•	0.19	0.37	0.60	2.53	—	3.13	—	16.68	1.57	1.10	1.07	1.07	2.04	192,033	44
10-31-17	19.30	0.29•	0.62	0.91	0.72	0.05	—	0.77	—	19.44	4.85	1.09	1.09	1.09	1.52	255,997	83
10-31-16	20.05	0.38	(0.55)	(0.17)	0.58	—	—	0.58	—	19.30	(0.92)	1.05	1.05	1.05	1.97	304,493	34
10-31-15	20.46	0.27•	(0.20)	0.07	0.48	—	—	0.48	—	20.05	0.38	1.01	1.01	1.01	1.35	324,820	42
10-31-14	18.89	0.33•	1.70	2.03	0.46	—	—	0.46	—	20.46	10.91	1.01	1.01	1.01	1.70	392,003	40
10-31-13	17.60	0.27	1.77	2.04	0.75	—	—	0.75	—	18.89	11.84	0.99	0.99	0.99	1.51	388,314	38
Voya International Real Estate Fund
Class A
04-30-18	8.52	0.07•	0.57	0.64	0.47	—	—	0.47	—	8.69	7.53	1.61	1.46	1.46	1.67	20,196	56
10-31-17	8.56	0.16•	0.57	0.73	0.77	—	—	0.77	—	8.52	9.50	1.55	1.46	1.46	1.92	38,715	106
10-31-16	8.88	0.13	(0.32)	(0.19)	0.13	—	—	0.13	—	8.56	(2.17)	1.45	1.45	1.45	1.49	123,744	89
10-31-15	9.52	0.13	(0.31)	(0.18)	0.44	—	0.02	0.46	—	8.88	(1.91)(a)	1.40	1.40	1.40	1.39	166,211	84
10-31-14	9.66	0.16	0.23	0.39	0.53	—	—	0.53	—	9.52	4.30	1.42	1.42	1.42	1.74	185,840	67
10-31-13	8.99	0.13	1.15	1.28	0.61	—	—	0.61	—	9.66	14.70	1.46	1.45	1.45	1.44	192,225	50
Class C
04-30-18	8.49	0.05•	0.55	0.60	0.45	—	—	0.45	—	8.64	7.11	2.36	2.21	2.21	1.10	7,885	56
10-31-17	8.53	0.09•	0.57	0.66	0.70	—	—	0.70	—	8.49	8.69	2.30	2.21	2.21	1.14	7,827	106
10-31-16	8.84	0.06	(0.31)	(0.25)	0.06	—	—	0.06	—	8.53	(2.81)	2.20	2.20	2.20	0.73	10,394	89
10-31-15	9.49	0.07	(0.33)	(0.26)	0.37	—	0.02	0.39	—	8.84	(2.74)(a)	2.15	2.15	2.15	0.64	13,225	84
10-31-14	9.63	0.09•	0.23	0.32	0.46	—	—	0.46	—	9.49	3.52	2.17	2.17	2.17	0.98	15,391	67
10-31-13	8.96	0.07	1.14	1.21	0.54	—	—	0.54	—	9.63	13.88	2.21	2.20	2.20	0.69	17,163	50
Class I
04-30-18	8.52	0.08•	0.57	0.65	0.47	—	—	0.47	—	8.70	7.73	1.30	1.21	1.21	1.92	83,104	56
10-31-17	8.57	0.18•	0.56	0.74	0.79	—	—	0.79	—	8.52	9.68	1.21	1.21	1.21	2.14	179,501	106
10-31-16	8.89	0.16	(0.32)	(0.16)	0.16	—	—	0.16	—	8.57	(1.85)	1.13	1.13	1.13	1.80	301,304	89
10-31-15	9.53	0.15•	(0.30)	(0.15)	0.47	—	0.02	0.49	—	8.89	(1.59)(a)	1.09	1.09	1.09	1.65	432,423	84
10-31-14	9.67	0.18	0.24	0.42	0.56	—	—	0.56	—	9.53	4.62	1.12	1.12	1.12	1.98	399,924	67
10-31-13	9.00	0.16	1.15	1.31	0.64	—	—	0.64	—	9.67	15.04	1.15	1.14	1.14	1.76	331,721	50
Class W
04-30-18	8.56	0.10•	0.55	0.65	0.47	—	—	0.47	—	8.74	7.69	1.36	1.21	1.21	2.34	15,884	56
10-31-17	8.60	0.18•	0.57	0.75	0.79	—	—	0.79	—	8.56	9.77	1.30	1.21	1.21	2.16	11,206	106
10-31-16	8.92	0.16	(0.33)	(0.17)	0.15	—	—	0.15	—	8.60	(1.91)	1.20	1.20	1.20	1.74	20,057	89
10-31-15	9.56	0.13	(0.29)	(0.16)	0.46	—	0.02	0.48	—	8.92	(1.65)(a)	1.15	1.15	1.15	1.55	32,756	84
10-31-14	9.70	0.18	0.23	0.41	0.55	—	—	0.55	—	9.56	4.55	1.17	1.17	1.17	1.93	32,251	67
10-31-13	9.02	0.15	1.16	1.31	0.63	—	—	0.63	—	9.70	15.06	1.21	1.20	1.20	1.70	29,625	50

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement

See Accompanying Notes to Financial Statements
12

Financial Highlights (Unaudited) (continued)

by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, International Real Estate total return would have been (2.03)%, (2.86)%, (1.71)% and (1.77)% for Classes A, C, I and W, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
13

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are sixteen separate active investment series, two of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Global Real Estate Fund (“Global Real Estate”) and Voya International Real Estate Fund (“International Real Estate”). Each Fund is a diversified series of the Trust.
Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class O, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each
Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type

14

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.

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NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
The Funds estimate components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.

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NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The

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NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
At April 30, 2018, the Funds had not entered into any Master Agreements.
E. Forward Foreign Currency Transactions. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the period ended April 30, 2018, Global Real Estate and International Real Estate had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. Each Fund used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the tables following the respective Portfolio of Investments for each Fund for open forward foreign currency contracts at April 30, 2018.
	Buy	Sell
Global Real Estate	$4,357,889	$4,504,018
International Real Estate	876,800	1,183,366
F. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends, if any, quarterly and each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will

18

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended April 30, 2018, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Global Real Estate	$762,762,940	$1,171,260,903
International Real Estate	118,382,328	240,168,851
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
Fund	As a Percentage of Average Daily Net Assets
Global Real Estate	0.90% on the first $250 million; 0.875% on the next $250 million; and 0.80% in excess of $500 million
International Real Estate	1.10% on the first $250 million; 1.00% on the next $250 million; and 0.90% in excess of $500 million
CBRE Clarion Securities LLC serves as the sub-adviser to the Funds. The sub-adviser provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or Investment Adviser may determine, the sub-adviser manages each Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds, except Class I, Class R6, and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature

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NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
Fund	Class A	Class C	Class O	Class R
Global Real Estate	0.25%	1.00%	0.25%	0.50%
International Real Estate	0.25%	1.00%	N/A	N/A
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2018, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Global Real Estate	$1,661	$—
International Real Estate	1,609	—
Contingent Deferred Sales Charges:
Global Real Estate	$1	$892
International Real Estate	—	10
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At April 30, 2018, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. that owned more than 5% of the Funds.
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-adviser use its best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Maximum Operating Expense Limit (as a percentage of average net assets)
Fund	Class A	Class C	Class I	Class O	Class R	Class R6	Class W
Global Real Estate(1)	1.30%	2.05%	1.05%	1.30%	1.55%	1.00%	1.05%
International Real Estate	1.50%	2.25%	1.25%	N/A	N/A	N/A	1.25%

(1)
Prior to January 1, 2018 the expense limits for Global Real Estate was 1.40%, 2.15%, 1.15%, 1.40%, 1.65%, 1.10%, and 1.15% for Class A, Class C, Class I, Class O, Class R, Class R6, and Class W shares, respectively.

Pursuant to a side letter agreement, through at least March 1, 2019, the Investment Adviser and CBRE Clarion Securities LLC have further lowered the expense limits for International Real Estate. If the Investment Adviser and CBRE Clarion Securities LLC elect not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. Termination or modification of this obligation requires approval by the Board.
Fund	Class A	Class C	Class I	Class O	Class R	Class R6	Class W
International Real Estate(1)	1.45%	2.20%	1.20%	N/A	N/A	N/A	1.20%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and

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NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 7 — EXPENSE LIMITATION
AGREEMENTS (continued)

reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
The amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2018, are as follows:
	April 30,
Global Real Estate	2019	2020	2021	Total
Class A	$—	$—	$37,447	$37,447
Class C	—	—	15,606	15,606
Class I	—	—	46,737	46,737
Class R	—	—	414	414
Class O	—	—	2,030	2,030
Class W	—	—	39,023	39,023
The expense limitation agreements are contractual through March 1, 2019 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 19, 2017, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 18, 2018. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Funds utilized the line of credit during the period ended April 30, 2018 as follows:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Real Estate	28	$4,760,143	2.35%
International Real Estate	43	7,009,535	2.64

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Global Real Estate
Class A
4/30/2018	730,198	—	2,076,137	(5,579,039)	—	(2,772,704)	12,872,597	—	36,433,365	(100,473,076)	—	(51,167,114)
10/31/2017	2,748,673	—	709,984	(19,792,797)	32,935	(16,301,205)	52,492,436	—	13,490,947	(376,075,416)	634,664	(309,457,369)
Class B(1)
4/30/2018	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2017	319	—	1,275	(44,982)	(41,319)	(84,707)	4,809	—	19,183	(678,442)	(634,664)	(1,289,114)
Class C
4/30/2018	189,717	—	1,051,226	(1,584,332)	—	(343,389)	2,771,248	—	15,297,704	(23,265,917)	—	(5,196,965)
10/31/2017	173,163	—	222,942	(3,115,819)	—	(2,719,714)	2,825,472	—	3,624,126	(51,084,290)	—	(44,634,692)
Class I
4/30/2018	8,850,619	—	10,347,494	(22,030,490)	—	(2,832,377)	158,356,567	—	181,265,800	(393,984,707)	—	(54,362,340)
10/31/2017	15,444,314	—	3,161,480	(54,624,121)	—	(36,018,327)	295,182,085	—	60,102,543	(1,046,226,077)	—	(690,941,449)
Class O
4/30/2018	106,549	—	3,184	(48,894)	—	60,839	1,854,537	—	55,756	(840,188)	—	1,070,105
10/31/2017	47,527	—	651	(86,430)	—	(38,252)	911,754	—	12,403	(1,655,159)	—	(731,002)
Class R
4/30/2018	17,642	—	18,062	(47,698)	—	(11,994)	305,640	—	315,425	(838,392)	—	(217,327)
10/31/2017	32,391	—	4,148	(60,742)	—	(24,203)	618,201	—	78,698	(1,162,451)	—	(465,552)
21

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Global Real Estate (continued)
Class R6
4/30/2018	2,234,548	—	361,770	(2,668,044)	—	(71,726)	39,830,921	—	6,335,813	(48,217,175)	—	(2,050,441)
10/31/2017	673,066	—	145,810	(2,809,044)	—	(1,990,168)	12,857,173	—	2,770,710	(53,816,239)	—	(38,188,356)
Class W
4/30/2018	1,563,235	—	2,125,671	(5,339,667)	—	(1,650,761)	27,445,943	—	37,322,241	(94,994,000)	—	(30,225,816)
10/31/2017	5,872,026	—	524,852	(9,007,722)	—	(2,610,844)	111,976,998	—	10,017,330	(172,596,412)	—	(50,602,084)
International Real Estate
Class A
4/30/2018	124,677	—	176,646	(2,522,054)	—	(2,220,731)	1,073,576	—	1,513,860	(21,729,811)	—	(19,142,375)
10/31/2017	536,172	—	1,171,999	(11,616,044)	3,536	(9,904,337)	4,480,908	—	9,071,524	(94,329,326)	29,246	(80,747,648)
Class B(1)
4/30/2018	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2017	151	—	129	(1,782)	(3,532)	(5,034)	1,162	—	995	(13,696)	(29,246)	(40,785)
Class C
4/30/2018	121,032	—	43,165	(173,997)	—	(9,800)	1,061,767	—	368,626	(1,514,945)	—	(84,552)
10/31/2017	71,335	—	82,073	(449,532)	—	(296,124)	577,176	—	633,498	(3,662,731)	—	(2,452,057)
Class I
4/30/2018	1,715,065	—	391,026	(13,612,834)	—	(11,506,743)	14,801,395	—	3,351,096	(115,835,876)	—	(97,683,385)
10/31/2017	6,790,013	—	792,691	(21,681,380)	—	(14,098,676)	55,562,080	—	6,161,036	(177,388,986)	—	(115,665,870)
Class W
4/30/2018	887,176	—	64,199	(443,302)	—	508,073	7,633,009	—	552,756	(3,855,853)	—	4,329,912
10/31/2017	262,835	—	24,880	(1,310,154)	—	(1,022,439)	2,192,057	—	198,352	(10,638,857)	—	(8,248,448)

(1)
Class B converted to Class A on May 2, 2017.

NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At April 30, 2018, the Funds had no securities on loan.

22

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
For Global Real Estate, the tax composition of dividends and distributions in the current tax period ending April 30, 2018 has been estimated below and may change after the Fund’s tax year-end of December 31, 2018. The tax composition of dividends and distributions to shareholders was as follows:
Four Months Ended April 30, 2018	Tax Year Ended December 31, 2017
Ordinary Income	Ordinary Income	Long-term Capital Gain
$27,399,823	$78,049,938	$338,055,766(1)

(1)
$99,000,000 relates to equalization accounting.

For International Real Estate, the tax composition of dividends and distributions to shareholders was as follows:
Six Months Ended April 30, 2018	Year Ended October 31, 2017
Ordinary Income	Ordinary Income
$12,232,775	$35,070,375
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2017 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Global Real Estate(1)	$19,062,389	$44,684,383	$309,063,739	$—	—	—
International Real Estate	11,644,806	—	27,727,480	(43,046,092)	Short-term	2018
				(8,974,059)	Short-term	2019
				(17,011,448)	Short-term	None
				(8,799,167)	Long-term	None
				$(77,830,766)

(1)
As of the Fund’s tax year ended December 31, 2017.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of April 30, 2018, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
23

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 12 — SUBSEQUENT EVENTS
Line of Credit renewal: Effective May 18, 2018, the funds to which the Credit Agreement is available have entered into a Credit Agreement with BNY for an aggregate amount of  $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

24

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Real Estate Fund	as of April 30, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.9%
		Australia: 5.3%
1,969,503		Dexus	$14,006,177	0.9
2,391,540		Goodman Group	16,270,889	1.1
3,403,140		GPT Group	12,340,128	0.8
9,435,032		Scentre Group	28,517,416	1.8
6,448,027		Other Securities	10,820,917	0.7
			81,955,527	5.3
		Canada: 1.4%
1,408,972		Other Securities	22,365,146	1.4
		France: 6.2%
140,654		Gecina S.A.	24,382,397	1.6
544,586		Klepierre SA	22,289,205	1.4
204,074		Unibail-Rodamco SE	48,991,945	3.2
			95,663,547	6.2
		Germany: 4.4%
230,502	(1),(2)	ADO Properties SA	12,670,715	0.8
1,461,825		Aroundtown SA	11,699,578	0.8
880,140 (1)		Vonovia SE	44,099,233	2.8
			68,469,526	4.4
		Hong Kong: 8.9%
6,890,300		CK Asset Holdings Ltd.	59,483,730	3.8
4,894,987		Link REIT	43,262,528	2.8
1,685,585		Sun Hung Kai Properties Ltd.	27,145,409	1.8
1,352,000		Other Securities	7,868,874	0.5
			137,760,541	8.9
		Ireland: 0.2%
1,977,266 (3)		Other Securities	3,465,252	0.2
		Japan: 12.1%
7,427		Japan Retail Fund Investment Corp.	13,924,120	0.9
2,059,281		Mitsui Fudosan Co., Ltd.	52,749,404	3.4
7,027		Nippon Prologis REIT, Inc.	14,809,858	1.0
2,204		Nippon Building Fund, Inc.	12,384,483	0.8
10,407		Orix JREIT, Inc.	15,863,575	1.0
2,393,974		Other Securities	77,959,863	5.0
			187,691,303	12.1
		Singapore: 2.7%
5,977,100		CapitaLand Ltd.	16,854,521	1.1
1,616,498		City Developments Ltd.	15,361,424	1.0
8,977,795		Other Securities	9,089,942	0.6
			41,305,887	2.7
		Spain: 1.0%
1,197,766		Other Securities	16,331,791	1.0
		Sweden: 0.7%
628,397		Other Securities	11,715,884	0.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: 6.4%
312,215	Derwent London PLC	$13,693,718	0.9
2,147,388	Land Securities Group PLC	29,151,387	1.9
3,264,905	Segro PLC	28,972,172	1.9
2,756,700	Other Securities	26,916,595	1.7
		98,733,872	6.4
	United States: 50.6%
327,212	Alexandria Real Estate Equities, Inc.	40,760,799	2.6
171,658	AvalonBay Communities, Inc.	27,980,254	1.8
953,420	Brixmor Property Group, Inc.	14,196,424	0.9
623,892	CubeSmart	18,367,381	1.2
228,172	CyrusOne, Inc.	12,227,737	0.8
248,475	DCT Industrial Trust, Inc.	16,292,506	1.0
59,418	Equinix, Inc.	25,002,500	1.6
568,364	Equity Residential	35,073,742	2.3
135,855	Essex Property Trust, Inc.	32,563,085	2.1
392,696	Extra Space Storage, Inc.	35,181,635	2.3
661,141	Gaming and Leisure Properties, Inc.	22,657,302	1.5
681,867	Healthcare Trust of America, Inc.	17,039,856	1.1
187,376	Hilton Worldwide Holdings, Inc.	14,772,724	1.0
829,612	Host Hotels & Resorts, Inc.	16,227,211	1.0
954,309	Invitation Homes, Inc.	22,082,710	1.4
203,743	Kilroy Realty Corp.	14,602,261	0.9
476,677	Macerich Co.	27,466,129	1.8
100,985	Marriott International, Inc.	13,802,630	0.9
294,421	Mid-America Apartment Communities, Inc.	26,927,745	1.7
881,634	ProLogis, Inc.	57,226,863	3.7
480,231	Regency Centers Corp.	28,261,594	1.8
412,586	Simon Property Group, Inc.	64,503,695	4.2
296,065	SL Green Realty Corp.	28,937,393	1.9
562,115	STORE Capital Corp.	14,182,161	0.9
136,164	Sun Communities, Inc.	12,778,991	0.8
375,387	Taubman Centers, Inc.	21,014,164	1.4
889,106	VICI Properties, Inc.	16,163,947	1.0
4,351,905	Other Securities	109,218,792	7.0
		785,512,231	50.6
	Total Common Stock (Cost $1,208,220,807)	1,550,970,507	99.9

See Accompanying Notes to Financial Statements
25

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Real Estate Fund	as of April 30, 2018 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.1%
	Mutual Funds: 0.1%
1,739,413 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.590% (Cost $1,739,413)	$1,739,413	0.1
	Total Short-Term Investments (Cost $1,739,413)	1,739,413	0.1
	Total Investments in Securities (Cost $1,209,960,220)	$1,552,709,920	100.0
	Liabilities in Excess of Other Assets	(82,906)	—
	Net Assets	$1,552,627,014	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2018.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1)
Non-income producing security.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
The grouping contains non-income producing securities.

(4)
Rate shown is the 7-day yield as of April 30, 2018.

REIT Diversification	Percentage of Net Assets
Retail REITs	23.4%
Office REITs	13.7
Residential REITs	10.7
Specialized REITs	10.0
Diversified Real Estate Activities	8.9
Industrial REITs	8.7
Diversified REITs	7.9
Real Estate Operating Companies	6.3
Real Estate Development	3.8
Hotel & Resort REITs	2.7
Hotels, Resorts & Cruise Lines	1.9
Health Care REITs	1.5
Health Care Facilities	0.4
Assets in Excess of Other Liabilities*	0.1
Net Assets	100.0%

*
Includes short-term investments.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2018 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$81,955,527	$—	$81,955,527
Canada	22,365,146	—	—	22,365,146
France	—	95,663,547	—	95,663,547
Germany	—	68,469,526	—	68,469,526
Hong Kong	—	137,760,541	—	137,760,541
Ireland	—	3,465,252	—	3,465,252
Japan	—	187,691,303	—	187,691,303
Singapore	—	41,305,887	—	41,305,887
Spain	—	16,331,791	—	16,331,791
Sweden	—	11,715,884	—	11,715,884
United Kingdom	—	98,733,872	—	98,733,872
United States	785,512,231	—	—	785,512,231
Total Common Stock	807,877,377	743,093,130	—	1,550,970,507
Short-Term Investments	1,739,413	—	—	1,739,413
Total Investments, at fair value	$809,616,790	$743,093,130	$—	$1,552,709,920
Other Financial Instruments+
Forward Foreign Currency Contracts	—	3,733	—	3,733
Total Assets	$809,616,790	$743,096,863	$—	$1,552,713,653

See Accompanying Notes to Financial Statements
26

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Real Estate Fund	as of April 30, 2018 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(2,672)	$—	$(2,672)
Total Liabilities	$—	$(2,672)	$—	$(2,672)

(1)
For the period ended April 30, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2018, securities valued at $67,594,660 were transferred from Level 1 to Level 2 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2018, the following forward foreign currency contracts were outstanding for Voya Global Real Estate Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 1,639,894	JPY 179,322,715	Brown Brothers Harriman & Co.	05/01/18	$(453)
USD 1,451,889	JPY 158,819,723	Brown Brothers Harriman & Co.	05/02/18	(907)
USD 884,036	SGD 1,173,971	Brown Brothers Harriman & Co.	05/02/18	(1,312)
USD 649,904	SGD 861,103	Brown Brothers Harriman & Co.	05/03/18	491
USD 2,540,848	SGD 3,366,008	Brown Brothers Harriman & Co.	05/04/18	2,380
USD 218,584	SGD 289,832	Brown Brothers Harriman & Co.	05/04/18	8
USD 202,564	SGD 268,427	Brown Brothers Harriman & Co.	05/04/18	131
SGD 5,645,779	USD 4,257,556	Brown Brothers Harriman & Co.	05/08/18	723
				$1,061

Currency Abbreviations
JPY – Japanese Yen
SGD – Singapore Dollar
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$3,733
Total Asset Derivatives		$3,733
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,672
Total Liability Derivatives		$2,672

See Accompanying Notes to Financial Statements
27

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Real Estate Fund	as of April 30, 2018 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$16,988
Total	$16,988

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$3,647
Total	$3,647

At April 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $1,337,987,842.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$308,354,973
Gross Unrealized Depreciation	(93,137,267)
Net Unrealized Appreciation	$215,217,706

See Accompanying Notes to Financial Statements
28

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Real Estate Fund	as of April 30, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.7%
		Australia: 10.5%
464,830		Aventus Retail Property Fund Ltd.	$751,420	0.6
1,008,059		Gateway Lifestyle	1,503,772	1.2
317,284		Goodman Group	2,158,648	1.7
790,843		GPT Group	2,867,676	2.2
1,197,200		Mirvac Group	2,009,111	1.6
1,149,748		Scentre Group	3,475,117	2.7
93,449		Other Securities	645,747	0.5
			13,411,491	10.5
		Belgium: 0.5%
5,330		Warehouses De Pauw SCA	655,576	0.5
		Canada: 3.7%
155,300		Chartwell Retirement Residences	1,791,342	1.4
107,313		SmartCentres Real Estate Investment Trust	2,407,114	1.9
32,100		Other Securities	501,769	0.4
			4,700,225	3.7
		France: 10.1%
16,201		Gecina S.A.	2,808,446	2.2
70,720		Klepierre SA	2,894,479	2.3
29,621		Unibail-Rodamco SE	7,111,099	5.6
			12,814,024	10.1
		Germany: 5.9%
35,611	(1),(2)	ADO Properties SA	1,957,540	1.5
356,482		Aroundtown SA	2,853,070	2.3
53,072 (1)		Vonovia SE	2,659,161	2.1
			7,469,771	5.9
		Hong Kong: 14.8%
890,221		CK Asset Holdings Ltd.	7,685,248	6.0
121,000		Hysan Development Co., Ltd.	704,241	0.6
352,500		Link REIT	3,115,441	2.5
367,754		Sun Hung Kai Properties Ltd.	5,922,474	4.7
91,613		Wharf Real Estate Investment Co. Ltd.	686,891	0.5
88,000		Other Securities	635,997	0.5
			18,750,292	14.8
		Ireland: 0.8%
585,644 (1)		Hibernia REIT plc	1,026,369	0.8
		Japan: 23.3%
1,145		AEON REIT Investment Corp.	1,188,774	0.9
558		Fukuoka REIT Corp.	864,917	0.7
864		Hulic Reit, Inc.	1,333,523	1.0
3,470		Japan Hotel REIT Investment Corp.	2,625,446	2.1
399		Japan Retail Fund Investment Corp.	748,044	0.6
322		Kenedix Office Investment Corp.	1,975,257	1.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
293	Kenedix Retail REIT Corp.	$620,181	0.5
267,656	Mitsui Fudosan Co., Ltd.	6,856,128	5.4
990	Mori Hills REIT Investment Corp.	1,272,981	1.0
106,900	Nomura Real Estate Holdings, Inc.	2,645,393	2.1
2,281	Orix JREIT, Inc.	3,476,969	2.7
151,900	Hulic Co. Ltd.	1,634,510	1.3
178,800	Tokyo Tatemono Co., Ltd.	2,722,975	2.1
461	Other Securities	1,590,558	1.3
		29,555,656	23.3
	Norway: 0.4%
35,110 (2)	Entra ASA	481,514	0.4
	Singapore: 8.1%
780,500	CapitaLand Ltd.	2,200,892	1.7
251,100	City Developments Ltd.	2,386,179	1.9
1,178,000	Fortune Real Estate Investment Trust	1,392,594	1.1
2,878,100	Mapletree Greater China Commercial Trust	2,574,803	2.0
1,182,900	Mapletree Industrial Trust	1,805,405	1.4
		10,359,873	8.1
	Spain: 4.3%
80,919	Hispania Activos Inmobiliarios SOCIMI SA	1,715,592	1.3
239,032	Inmobiliaria Colonial Socimi SA	2,777,527	2.2
84,542	Lar Espana Real Estate Socimi SA	958,617	0.8
		5,451,736	4.3
	Sweden: 4.8%
175,650	Castellum AB	2,839,326	2.2
119,336	Fabege AB	1,374,027	1.1
61,337	Wihlborgs Fastigheter AB	1,421,463	1.1
19,832 (3)	Other Securities	510,912	0.4
		6,145,728	4.8
	United Kingdom: 11.5%
32,103	Derwent London PLC	1,408,034	1.1
267,217	Grainger PLC	1,150,821	0.9
141,622	Hammerson PLC	1,067,610	0.8
180,855	Land Securities Group PLC	2,455,157	1.9
475,325	Segro PLC	4,217,948	3.3
82,004	Shaftesbury PLC	1,140,989	0.9
204,533	Unite Group PLC	2,348,150	1.9
238,939	Other Securities	856,479	0.7
		14,645,188	11.5
	Total Common Stock (Cost $94,373,295)	125,467,443	98.7

See Accompanying Notes to Financial Statements
29

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Real Estate Fund	as of April 30, 2018 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Mutual Funds: 1.1%
1,338,346 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.590% (Cost $1,338,346)	$1,338,346	1.1
	Total Short-Term Investments (Cost $1,338,346)	1,338,346	1.1
	Total Investments in Securities (Cost $95,711,641)	$126,805,789	99.8
	Assets in Excess of Other Liabilities	263,649	0.2
	Net Assets	$127,069,438	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2018.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Non-income producing security.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
The grouping contains non-income producing securities.

(4)
Rate shown is the 7-day yield as of April 30, 2018.

REIT Diversification	Percentage of Net Assets
Retail REITs	21.6%
Diversified Real Estate Activities	19.1
Real Estate Operating Companies	15.3
Diversified REITs	14.6
Office REITs	8.7
Industrial REITs	7.7
Real Estate Development	6.0
Hotel & Resort REITs	2.1
Residential REITs	1.9
Health Care Facilities	1.4
Specialized REITs	0.3
Assets in Excess of Other Liabilities*	1.3
Net Assets	100.0%

*
Includes short-term investments.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2018 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$13,411,491	$—	$13,411,491
Belgium	—	655,576	—	655,576
Canada	4,700,225	—	—	4,700,225
France	—	12,814,024	—	12,814,024
Germany	—	7,469,771	—	7,469,771
Hong Kong	—	18,750,292	—	18,750,292
Ireland	—	1,026,369	—	1,026,369
Japan	—	29,555,656	—	29,555,656
Norway	—	481,514	—	481,514
Singapore	—	10,359,873	—	10,359,873
Spain	—	5,451,736	—	5,451,736
Sweden	—	6,145,728	—	6,145,728
United Kingdom	—	14,645,188	—	14,645,188
Total Common Stock	4,700,225	120,767,218	—	125,467,443
Short-Term Investments	1,338,346	—	—	1,338,346
Total Investments, at fair value	$6,038,571	$120,767,218	$—	$126,805,789
Other Financial Instruments+
Forward Foreign Currency Contracts	—	577	—	577
Total Assets	$6,038,571	$120,767,795	$—	$126,806,366
See Accompanying Notes to Financial Statements
30

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Real Estate Fund	as of April 30, 2018 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(87)	$—	$(87)
Total Liabilities	$—	$(87)	$—	$(87)

(1)
For the period ended April 30, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2018, securities valued at $17,606,567 were transferred from Level 1 to Level 2 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2018, the following forward foreign currency contracts were outstanding for Voya International Real Estate Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 58,738	SGD 78,003	Brown Brothers Harriman & Co.	05/02/18	$(87)
USD 74,567	SGD 98,798	Brown Brothers Harriman & Co.	05/03/18	56
USD 23,351	SGD 30,943	Brown Brothers Harriman & Co.	05/04/18	14
USD 25,019	SGD 33,174	Brown Brothers Harriman & Co.	05/04/18	—
USD 291,843	SGD 386,622	Brown Brothers Harriman & Co.	05/04/18	261
SGD 1,918,303	USD 1,446,618	Brown Brothers Harriman & Co.	05/08/18	246
				$490

Currency Abbreviations
SGD – Singapore Dollar
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$577
Total Asset Derivatives		$577
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$87
Total Liability Derivatives		$87

See Accompanying Notes to Financial Statements
31

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Real Estate Fund	as of April 30, 2018 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$13,117
Total	$13,117

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(4,304)
Total	$(4,304)

At April 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $103,632,012.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$27,000,770
Gross Unrealized Depreciation	(3,721,228)
Net Unrealized Appreciation	$23,279,542

See Accompanying Notes to Financial Statements
32

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2017, the Board, including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and Voya Mutual Funds (the “Trust”), on behalf of Voya Global Real Estate Fund and Voya International Real Estate Fund, each a series of the Trust (the “Funds”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with CBRE Clarion Securities LLC, the sub-adviser to the Funds (the “Sub-Adviser”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2017, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of each Management Contract and each Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, experienced sub-advisers to provide day-to-day management services to all or a portion of

33

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Funds.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.
Fund Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category, Selected Peer Group and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. In addition, the Board considered Voya International Real Estate Fund’s investment performance compared to an additional performance peer group that are approved by the Fund’s
IRC due to the unique investment structure or strategy of the Fund. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Fund’s performance and risk, including risk-adjusted investment return information, by the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee schedules. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, each Fund has fee waiver and/or expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Manager.
Information Regarding Services to Other Clients
The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from a Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. For the non-Voya-affiliated Sub-Adviser, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Adviser with respect to sub-advisory fee schedules. The Board also considered that the fee schedules charged to the Funds and other institutional clients of the Manager or the Sub-Adviser (including other investment companies) and the performance of the Funds and the other accounts, as applicable, may differ materially due to, among other

34

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when a Fund first was organized; differences in the original sponsors of the funds or other clients that now are managed by the Manager; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the contractual sub-advisory fee schedule payable by the Manager to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual management fee rates that are paid to the Sub-Adviser, as compared to the portion retained by the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager intends to propose any changes thereto. For each Fund, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds. The Board did not request profitability data from the Sub-Adviser not affiliated with the Manager because the Board did not view this data as being a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and the non-Voya-affiliated Sub-Adviser with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager, as well as other industry participants with whom the profits of the Manager could be compared. In addition, the Board recognized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Funds. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Funds, including their ability to engage in soft-dollar transactions on behalf of the Funds. Following its reviews, the Board determined that the Manager’s profitability with respect to its services to the Funds and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund-by-Fund Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving each Fund’s Management Contracts and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Fund asset levels and flows as of August 31, 2017, and September 30, 2017. Each Fund’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

35

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Voya Global Real Estate Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Real Estate Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund underperformed its Morningstar category average for all periods presented, with the exception of the ten-year period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the ten-year period, the fourth quintile for the three-year and five-year periods, and the fifth (lowest) quintile for the year-to-date and one-year periods.
In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the impact of security selection on the Fund’s performance; (2) Management’s discussion of investment process changes recently implemented by the Sub-Adviser that are designed to enhance performance; (3) Management’s confidence in the ability of the Sub-Adviser to execute the Fund’s investment objective; and (4) that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, the Fund’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is below the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account that, as directed by the Board during the 2017 annual contract renewal cycle, lower expense limits were implemented for the Fund, effective January 1, 2018.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya International Real Estate Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya International Real Estate Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund underperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, the third quintile for the one-year period, the fourth quintile for the five-year and ten-year periods, and the fifth (lowest) quintile for the three-year period.
In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the impact of security selection on the Fund’s performance; (2) Management’s representations regarding the differences between the investment exposure of the Fund and the Morningstar category; (3) Management’s discussion of investment process changes recently implemented by the Sub-Adviser that are designed to enhance performance; (4) Management’s confidence in the Sub-Adviser; and (5) that Management will continue to monitor, and the Board or the Investment Review Committee will periodically review, the Fund’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at high asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the

36

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Fund is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

37

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
167704         (0418-062218)

Semi-Annual Report
April 30, 2018
Classes A and I
■
Voya CBRE Global Infrastructure Fund

■
Voya CBRE Long/Short Fund

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

[This Page Intentionally Left Blank]

PRESIDENT’S LETTER

The Passage of Time
Dear Shareholder,
For generations, Time magazine and its companion publications were nearly ubiquitous, a staple of newsstands and doctors’ offices. Time Inc. became a media giant; along with the major newspapers and TV news shows, it functioned as a primary source of information and opinion for many Americans. This year Time Inc. ceased operations, undone by changes in communications technology that had fragmented the audiences — and thus the advertising revenues — that once supported the mega-media outlets.
Many other industries face similar pressures as technology changes business models and resources shift from declining economic sectors to those that offer better returns. Entrepreneurs seeking to make money invent new products and services — those who succeed displace older businesses and alter the economy. According to the notion of “creative destruction,” this sort of churning is a constant feature of capitalistic economies and defines economic progress. While change may not deliver “the best of all possible worlds,”(1) it does keep economic systems dynamic, which creates investment opportunities.
In a connected global economy, opportunities can arise almost anywhere, which is why at Voya we believe in staying fully invested and globally diversified. Broad global diversification across continents, markets and asset classes remains important, in our view, for positioning your portfolio to benefit from potential opportunities. Because no one knows when opportunities will arise, we believe it makes sense to avoid the temptation to time market entries and exits. In our opinion, such considerations do not offer good reasons to consider changing one’s investment strategy.
Good reasons to change strategy might be changes in your investment goals or life situation. If your goals or needs have changed, thoroughly discuss these issues with your financial advisor before undertaking any alteration of your investment strategy.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
May 23, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)
Thanks to Dr. Pangloss for this suggestion.

1

Market Perspective: Six Months Ended April 30, 2018

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, were already up more than 15% in 2017, rising every month. A “buy-the-dip” mentality prevailed, in which any disappointment or setback was soon forgiven, leaving the Index to resume its advance. The narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, was intact. (The Index returned 3.40% for the six-months ended April 30, 2018, measured in U.S. dollars.)
But in February the spell was broken, and after 15 consecutive gains, the Index suffered its first monthly loss. Another loss followed in March, and for the first half of the fiscal year the Index managed a gain of just 2.37%.
The new fiscal year started with U.S. gross domestic product (“GDP”) having grown 3.16% annualized, in the third quarter of 2017. Tax reform progressed fitfully from the outline in October until the final product signed into law on December 22. For investors the key feature of tax reform was the reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends.
Nine days earlier the Federal Open Market Committee (“FOMC”) had raised the federal funds rate by 25bp (0.25%) from 1.25% to 1.50%, with three more increases projected for 2018. As the year ended, new unemployment claims were near a 44-year low and the unemployment rate was stable at 4.1%. Some commentators wondered whether a tax cut stimulus costing $1 trillion to an already strong economy near full employment, would require more than three increases, and how would markets react when this became evident.
Internationally, in the euro zone, evidence of economic recovery continued to accumulate in the first weeks of 2018, with GDP growth at 2.7% year-over-year and unemployment edging down to 8.6%, the lowest since December 2008. Purchasing managers’ indices, closely watched leading indicators of economic activity, reached multi-year highs early in 2018. But as the quarter wore on, these were starting to fade and the March readings were the lowest of the year.
China’s GDP grew 6.8% year-over-year in the fourth quarter of 2017, matching growth in the third, and contributing to 6.9% growth in 2017 as a whole over 2016. In Japan, GDP grew at 1.6% annualized in the fourth quarter of 2017 over the third, the eighth consecutive quarter of growth. However, wage and price inflation stayed stubbornly low.
Back in the U.S., economic reports had a moderate tone early in 2018. Mixed purchasing managers’ indices were accompanied by a mildly disappointing employment report showing 148,000 new jobs created, well below expectations, with net downward revisions to earlier months. Still, the three-month average was just above 200,000 and the unemployment rate was holding at 4.1%. GDP growth was initially recorded at 2.56% annualized in the fourth quarter of 2017.
Then in late January, Bloomberg reported that the Treasury would boost bond sales to cover a mounting budget deficit, now projected to reach $1.1 trillion by 2019. FOMC minutes were seen as hawkish. The February employment report showed the strongest wage growth since 2009. The Index was already falling. On March 21, the FOMC raised rates from 1.50% to 1.75% and in
April Treasury yields reached four-year highs, with wage and price inflation accelerating.
But by then investors had something else to worry about. On March 1, the White House announced tariffs of 25% on imported steel and 10% on imported aluminum, followed three weeks later by specific tariffs on Chinese imports. While the measures looked like bargaining chips, threats of retaliation were swift and the risks of a trade war to global growth, which had underpinned much of the rise in equity prices in recent years, were abundantly clear.
Having set a new record on January 26, the Index fell 7.27% by the end of March, with a 1.94% bounce back in April.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) fell 0.90% in the fiscal half-year. The Bloomberg Barclays U.S. Treasury Bond Index fell 1.81%, as the yield curve rose. Indices of riskier classes were mixed against Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index shed 2.48%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) only slipped 0.17%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 3.82% through April. The earnings per share of its constituent companies resumed double-digit growth in the fourth quarter of 2017, increasing 15.03% year-over-year. The consumer discretionary sector was the top performer, up 13.54%; utilities incurred the biggest loss, down 4.78%.
Despite rising U.S. Treasury yields, movements in currencies reflected a weaker dollar during the period. The dollar fell 3.58% against the euro, 3.50% against the pound and 3.91% against the yen. There was considerable commentary among experts on dollar weakness over the previous year. However, in April, dollar strength appeared to be returning.
International markets were all unnerved by February’s general upsurge in volatility and by the risk of a trade war referred to above. In addition, the fiscal boost in the U.S. probably improved that market’s relative attractiveness. MSCI Japan® Index added just 1.38% over the half-year, with sentiment also depressed by indications from the Bank of Japan that the end of monetary stimulus was in its sights. MSCI Europe ex UK® Index drifted down 1.41%. The strength of the euro worried investors as did the cooling of leading economic indicators. MSCI UK® Index edged up 2.09%, sentiment dampened by a slowing economy, uncertainty about Brexit, and the precarious position of the UK’s political leadership.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
FTSE Global Core Infrastructure 50/50 Index	An unmanaged market-weighted index which consists of companies within the 3 core infrastructure sectors (transportation, energy, and telecommunications).
HFRX Equity Hedge Index	An index that measures the performance of funds which maintains at least 50% or more exposure to both long and short positions in primarily equity and equity derivative securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
3

Voya CBRE Global Infrastructure Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2018 (as a percentage of net assets)

United States	45.2%
Canada	12.2%
Spain	11.3%
Australia	9.1%
United Kingdom	5.9%
Japan	3.9%
France	3.5%
Switzerland	2.4%
Italy	1.9%
Mexico	1.4%
Countries between 0.8% – 1.1%^	1.9%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 2 countries, which each represents 0.8% – 1.1% of net assets.
Portfolio holdings are subject to change daily.
Voya CBRE Global Infrastructure Fund (the “Fund”) seeks total return including capital appreciation and current income. The Fund is managed by Jeremy Anagnos, and T. Ritson Ferguson, CFA, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.
Performance: For the six-month period ended April 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of  -1.80% compared to the FTSE Global Core Infrastructure 50/50 Index, which returned -2.32%.
Portfolio Specifics: Global listed infrastructure stocks were down over the trailing six-month period as the positive total return generated in Continental Europe and the Asian region was more than offset by negative total returns generated in the Americas and the U.K. Generally, most global treasury yields rose during the period and put pressure on dividend yielding equities. Crude oil prices trended higher during the period and the USD weakened against most major currencies. Continental Europe was the strongest performing region during the period, carried by airports and toll roads. Improving macro-conditions, traffic growth, and M&A activity continued to playout as key catalysts in the transportation sector. U.K. utilities struggled behind the backdrop of power reform and regulatory uncertainty. The Americas region was the poorest performer as, in the U.S. and Canada, Midstream/Pipelines experienced a selloff in the first quarter of 2018 after the Federal Energy Regulatory Commission changed a tax allowance rule on certain Master Limited Partnership (“MLP”) pipelines. While some pipelines owned by MLPs will recover less with this new ruling, sentiment on the entire space deteriorated.
On a gross of fee basis, the Fund outperformed the benchmark as stock selection and sector allocation decisions both added value. The primary contributor to relative performance was stock selection in the U.S. as the result of outperformance in the midstream/pipeline and utilities sectors. In Asia, stock selection in the transportation sector added value. Favorable stock selection in the U.K. utilities and the Continental European communication sectors also contributed to relative performance during the period. Detractors
Top Ten Holdings as of April 30, 2018 (as a percentage of net assets)

Ferrovial SA, 01/16/17	4.6%
American Electric Power Co., Inc.	4.2%
Enbridge, Inc.	3.9%
East Japan Railway Co.	3.9%
Sydney Airport	3.9%
Crown Castle International Corp.	3.6%
Vinci SA	3.5%
Dominion Energy, Inc.	3.4%
Pembina Pipeline Corp.	3.3%
Aena SME SA	3.1%
Portfolio holdings are subject to change daily.
from relative performance included holdings in the Continental European transportation, U.S. renewable energy and Asian utilities sectors. Sector allocation decisions contributed to relative performance, primarily as the result of a high-conviction overweight position in the outperforming Continental European transportation sector. A high-conviction underweight position in the underperforming U.S. utilities sector also contributed materially to relative performance. Meanwhile, an overweight position in the underperforming U.S. transportation sector and an underweight position in the outperforming Asian utilities sector detracted from relative performance during the period.
Current Outlook and Strategy: Our analysis suggests that the key factors that drive the performance outlook for the sector, namely regulation, fundamentals and capital markets, are trending positive. In numerous sectors, we believe conditions are allowing for an acceleration in earnings and dividends.
We also believe that the market is neglecting to account for the significant capital flowing into the private infrastructure market, which is driving down expected returns and should result in higher values for the list companies. Our analysis indicates that private market transactions for core infrastructure assets are indicating a >20% discount of the same assets implied in the share prices of listed companies. Increasingly, M&A activity is occurring, capitalizing on this inefficiency, which in our opinion, should ultimately drive a re-rating of the listed market. In our opinion, we see upside to our total return outlook given the M&A back-drop.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
4

Portfolio Managers’ Report	Voya CBRE Long/Short Fund

Top Ten Long Holdings as of April 30, 2018 (as a percentage of net assets)

Equinix, Inc.	8.5%
Essex Property Trust, Inc.	7.0%
SL Green Realty Corp.	6.2%
Alexandria Real Estate Equities, Inc.	6.0%
Extra Space Storage, Inc.	5.8%
Invitation Homes, Inc.	5.5%
DCT Industrial Trust, Inc.	5.4%
Macerich Co.	5.4%
Taubman Centers, Inc.	5.2%
Equity Residential	5.1%
Portfolio holdings are subject to change daily.
Voya CBRE Long/Short Fund (the “Fund”) seeks total return including capital appreciation and current income. The Fund is managed by Steven D. Burton, CFA, Joseph P. Smith, CFA, and T. Ritson Ferguson, CFA, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.
Performance: For the six-month period ended April 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.24% compared to the S&P 500® index, the MSCI U.S. REIT® Index, and the HFRX Equity Hedge Index, which returned 3.82%, -4.50%, and 2.54% respectively, for the same period.
Portfolio Specifics: Real estate stocks delivered a negative total return for the trailing six months, down 4.5% as measured by the U.S. the long-only MSCI U.S. REIT® Index.
Property stocks were negative in the U.S., where concerns surrounding an improvement in U.S. economic conditions and a further expected rise in interest rates generated headwinds for REITs and other income-oriented asset classes. Listed property companies in the Asia-Pacific region and Europe held up better than those in North America. U.S. economic data was sufficiently robust for the U.S. Federal Reserve Board to increase the Fed Funds policy rate in the trailing 6 months. Improving sentiment and economic outlook, stable real estate fundamentals, and a weakening USD were all factors supportive of the positive international performance. The Fund delivered positive performance in a period where real estate securities delivered a negative total return. The Fund’s weighted average net exposure over the trailing six months was 80.7%, with the long side and short side of the portfolio contributing to performance. By far, the largest contribution to performance came from the short side of the portfolio. From a regional perspective, the European Region contributed the most to performance, followed by the Asia-Pacific Region. The Americas Region detracted slightly from performance.
Positive contributors to the Fund’s results include: weighted average net long exposure of  +5.4% to the U.K. which contributed 1.2% to gross performance to the Fund; weighted average net long exposure of 3.1% to the U.S. residential sector which contributed 0.8% to gross performance to the Fund; and weighted average net long exposure of 4.1% to Spain which contributed 0.8% to gross performance to the Fund; weighted average net long exposure of 2.4% to the U.S. hotel sector which contributed 0.7% to gross performance to the Fund. Detractors from the Fund’s results include: weighted average net long exposure of 6.6% to U.S. technology real estate sector which detracted 1.0% from gross performance
Top Ten Short Holdings as of April 30, 2018 (as a percentage of net assets)

EPR Properties	(3.5)%
HCP, Inc.	(3.2)%
UDR, Inc.	(3.1)%
Ventas, Inc.	(3.0)%
Kimco Realty Corp.	(2.7)%
Omega Healthcare Investors, Inc.	(2.6)%
Sunstone Hotel Investors, Inc.	(2.5)%
American Homes 4 Rent	(2.4)%
Empire State Realty Trust, Inc.	(2.3)%
PS Business Parks, Inc.	(2.2)%
Portfolio holdings are subject to change daily.
to the Fund; weighted average net long exposure of 15.3% to the U.S. mall sector which detracted 0.9% from gross performance to the Fund; and weighted average net long exposure of 6.0% to the U.S. net lease sector which detracted 0.9% from gross performance to the Fund.
Current Outlook and Strategy: In our view, real estate securities have solid, albeit late cycle fundamentals in most markets. Initial yields for commercial real estate remain high relative to fixed income, which should support institutional demand and real estate values. We believe there is a favorable long-term supply/demand relationship in the physical markets. However, uncertainty about global economic growth and divergent central bank policies, spiking short-term interest rates and negative macroeconomic events could challenge the real estate outlook, in our opinion.
Our largest property sector net exposures are A-quality malls, technology, office and residential. We believe A-quality mall stocks are high quality, fortress assets that are deeply discounted relative to private market valuations and offer a good growth outlook. The sentiment around mall stocks has been historically poor due to the “Amazon effect.” We believe we are taking advantage of historically poor investor sentiment and recent activist investor activity reinforces our views. Technology real estate consists of data center and tower stocks. We believe that both sectors offer strong earnings growth. Outside the U.S., we have exposure to Japan, Hong Kong and Singapore. In our view, Japanese property stocks are heavily discounted despite solid property fundamentals. In Singapore, we believe the housing market has bottomed. In Hong Kong, we believe the office market is improving, while the retail and residential markets continue to perform well. We have exposure to both the U.K. and Continental Europe. In Continental Europe, we continue to own a few Spanish stocks that have exposure to the office and hotel markets. We believe that the earnings outlook in these two Spanish property sectors is quite strong for 2018. We also own a Spanish tower company, which we believe, has a good growth to value proposition. The stock has been the subject of merger and acquisition speculation. In the U.K., we own three stocks: an industrial company, a student housing company and an office company. We believe all three stocks offer a combination of attractive valuation with solid growth.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
5

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 to April 30, 2018. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2018*	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2018*
Voya CBRE Global Infrastructure Fund
Class A	$1,000.00	$982.00	1.35%	$6.63	$1,000.00	$1,018.10	1.35%	$6.76
Class I	1,000.00	983.70	1.10	5.41	1,000.00	1,019.34	1.10	5.51
Voya CBRE Long/Short Fund(1)
Class A	$1,000.00	$1,012.40	5.01%	$25.00	$1,000.00	$999.95	5.01%	$24.84
Class I	1,000.00	1,012.90	4.76	23.76	1,000.00	1,001.19	4.76	23.62

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

(1)
Annualized expense ratios include dividend and prime brokerage fees on short sales.

6

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2018 (Unaudited)

	Voya CBRE Global Infrastructure Fund	Voya CBRE Long/Short Fund
ASSETS:
Investments in securities at fair value*	$66,496,342	$138,051,402
Short-term investments at fair value**	673,254	100
Cash pledged as collateral at prime broker for securities sold short (Note 2)	—	9,078,846
Foreign currencies at value***	3,873	—
Receivables:
Investment securities sold	171,402	9,201,398
Fund shares sold	7,371	23,571
Dividends	21,675	154,602
Foreign tax reclaims	44,953	27,095
Unrealized appreciation on forward foreign currency contracts	201	592
Prepaid expenses	23,182	23,105
Prepaid offering expense	18,985	37,950
Reimbursement due from manager	40,316	22,502
Other assets	203	1,026
Total assets	67,501,757	156,622,189
LIABILITIES:
Securities sold short^^	—	45,386,270
Payable for investment securities purchased	44,383	9,516,727
Payable for fund shares redeemed	—	609,345
Unrealized depreciation on forward foreign currency contracts	—	426
Payable for dividends on securities sold short	—	153,089
Payable for investment management fees	54,689	124,949
Payable for distribution and shareholder service fees	256	522
Payable to trustees under the deferred compensation plan (Note 7)	203	1,026
Payable for trustee fees	289	973
Other accrued expenses and liabilities	40,600	109,612
Total liabilities	140,420	55,902,939
NET ASSETS	$67,361,337	$100,719,250
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$66,789,194	$101,149,306
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	144,281	(700,295)
Accumulated net realized gain (loss)	630,422	(949,809)
Net unrealized appreciation (depreciation)	(202,560)	1,220,048
NET ASSETS	$67,361,337	$100,719,250
* Cost of investments in securities	$66,704,086	$136,594,873
** Cost of short-term investments	$673,254	$100
*** Cost of foreign currencies	$3,873	$—
^^ Proceeds received from securities sold short	$—	$45,148,011
Class A
Net assets	$1,245,282	$2,541,610
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	120,785	260,353
Net asset value and redemption price per share†	$10.31	$9.76
Maximum offering price per share (5.75%)(1)	$10.94	$10.36
Class I
Net assets	$66,116,055	$98,177,640
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	6,414,602	9,962,825
Net asset value and redemption price per share	$10.31	$9.85

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
7

STATEMENTS OF OPERATIONS for the Six Months Ended April 30, 2018 (Unaudited)

	Voya CBRE Global Infrastructure Fund	Voya CBRE Long/Short Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$925,853	$2,806,737
Interest	—	394,928
Total investment income	925,853	3,201,665
EXPENSES:
Investment management fees	286,683	1,301,877
Distribution and shareholder service fees:
Class A	1,430	3,288
Transfer agent fees:
Class A	1,047	1,360
Class I	5,429	53,860
Dividends on securities sold short (Note 2)	—	2,269,249
Prime brokerage fees (Note 2)	—	735,424
Shareholder reporting expense	2,715	20,815
Registration fees	34,621	29,953
Professional fees	16,478	58,389
Custody and accounting expense	31,053	46,979
Trustee fees	1,156	3,889
Offering expense	44,631	75,666
Miscellaneous expense	2,544	21,110
Interest expense	—	244
Total expenses	427,787	4,622,103
Waived and reimbursed fees	(109,763)	(28,689)
Net expenses	318,024	4,593,414
Net investment income (loss)	607,829	(1,391,749)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	817,343	(2,645,612)
Forward foreign currency contracts	95,819	(135,160)
Foreign currency related transactions	(118,155)	179,386
Written options	—	341,469
Securities sold short	—	10,656,840
Net realized gain	795,007	8,396,923
Net change in unrealized appreciation (depreciation) on:
Investments	(3,285,754)	(2,257,822)
Forward foreign currency contracts	201	166
Foreign currency related transactions	52	(40,644)
Written options	—	151,024
Securities sold short	—	(1,413,159)
Net change in unrealized appreciation (depreciation)	(3,285,501)	(3,560,435)
Net realized and unrealized gain (loss)	(2,490,494)	4,836,488
Increase (decrease) in net assets resulting from operations	$(1,882,665)	$3,444,739
* Foreign taxes withheld	$66,492	$70,568
See Accompanying Notes to Financial Statements
8

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya CBRE Global Infrastructure Fund		Voya CBRE Long/Short Fund
	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Six Months Ended April 30, 2018	Year Ended October 31, 2017
FROM OPERATIONS:
Net investment income (loss)	$607,829	$598,720	$(1,391,749)	$(5,592,197)
Net realized gain	795,007	2,701,549	8,396,923	1,699,794
Net change in unrealized appreciation (depreciation)	(3,285,501)	1,684,348	(3,560,435)	6,281,562
Increase (decrease) in net assets resulting from operations	(1,882,665)	4,984,617	3,444,739	2,389,159
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(13,760)	(13,245)	—	—
Class I	(629,469)	(417,373)	(126,723)	—
Net realized gains:
Class A	(76,662)	(60,685)	—	(196,457)
Class I	(2,539,459)	(1,529,175)	—	(15,833,143)
Total distributions	(3,259,350)	(2,020,478)	(126,723)	(16,029,600)
FROM CAPITAL SHARE TRANSACTIONS(1):
Net proceeds from sale of shares	31,912,626	10,658,631	7,395,166	41,295,503
Reinvestment of distributions	3,259,350	2,019,717	119,078	14,162,026
	35,171,976	12,678,348	7,514,244	55,457,529
Redemption fee proceeds (Note 4)	—	196	—	6,847
Cost of shares redeemed	(570,065)	(836,239)	(155,095,067)	(314,447,255)
Net increase (decrease) in net assets resulting from capital share transactions	34,601,911	11,842,305	(147,580,823)	(258,982,879)
Net increase (decrease) in net assets	29,459,896	14,806,444	(144,262,807)	(272,623,320)
NET ASSETS:
Beginning of year or period	37,901,441	23,094,997	244,982,057	517,605,377
End of year or period	$67,361,337	$37,901,441	$100,719,250	$244,982,057
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$144,281	$179,681	$(700,295)	$(812,339)

(1)
There was no net impact on the operations of the Funds as a result of the reorganizations that occurred on close of business July 14, 2017.

See Note 13 for further information.
See Accompanying Notes to Financial Statements
9

STATEMENT OF CASH FLOWS (Unaudited)

Voya CBRE Long/Short Fund
Period Ended April 30, 2018
INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
Net increase in net assets from operations	$3,444,739
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(345,926,427)
Proceeds from disposition of investment securities	482,840,715
Proceeds from return of capital distributions from investments	1,216,083
Decrease in investment securities sold receivable	5,519,267
Decrease in cash pledged as collateral at prime broker for securities sold short	33,393,169
Decrease in receivable for fund shares sold	83,535
Increase in dividends and interest receivable	(89,679)
Decrease in tax reclaim receivable	23,856
Decrease in prepaid expenses	41,497
Increase in reimbursement due from manager	(22,502)
Proceeds from securities sold short	(279,612,894)
Purchases to cover	251,172,437
Increase in payable for investment securities purchased	612,272
Increase in payable for fund shares redeemed	215,875
Decrease in payable to adviser	(166,969)
Decrease in accrued trustee fees	(1,164)
Decrease in other accrued expenses	(35,254)
Decrease in dividends on securities sold short	(164,522)
Change in unrealized depreciation on investments	2,257,822
Change in unrealized depreciation on short positions	1,413,159
Change in unrealized appreciation on forward currency contracts	(166)
Change in unrealized appreciation on written options	(151,024)
Change in unrealized appreciation on other assets and liabilities	40,644
Net realized loss on investments	2,645,612
Net realized loss on forward currency contracts	135,160
Net realized gain on written options	(341,469)
Net realized gain on other assets and liabilities	(179,386)
Net realized gain on short positions	(10,656,840)
Net cash provided from operating activities	147,707,546
Cash Flows From Financing Activities:
Distributions to shareholders (net of reinvestment of distributions)	(7,645)
Proceeds from capital shares sold	7,395,166
Payments on capital shares redeemed	(155,095,067)
Net cash provided from financing activities	(147,707,546)
Net change in cash	—
Cash at beginning of period	—
Cash at end of period	$—
Non Cash Financing Activities:
Reinvestment of distributions	$119,078
See Accompanying Notes to Financial Statements
10

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions								Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Redemption fees	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)(5)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)(5)	Expenses net of all reductions/additions(2)(3)(4)(5)	Net investment income (loss)(2)(5)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya CBRE Global Infrastructure Fund(6)
Class A
04-30-18	11.40	0.11•	(0.28)	(0.17)	0.13	0.79	—	0.92	—	—	10.31	(1.80)	1.89	1.35	1.35	2.01	1,245	32
10-31-17	10.78	0.17•	1.30	1.47	0.12	0.73	—	0.85	—	—	11.40	14.96	2.36	1.53	1.53	1.59	1,146	85
10-31-16(7)	10.68	0.15•	0.66	0.81	0.20	0.51	—	0.71	—	—	10.78	8.21	2.15	1.60	1.60	1.44	526	88
10-31-15(7)	12.72	0.16•	(0.59)	(0.43)	0.13	1.49	—	1.62	0.01	—	10.68	(3.45)	1.76	1.60	1.60	1.37	178	97
10-31-14(7)	11.01	0.13•	1.83	1.96	0.18	0.09	—	0.27	0.02	—	12.72	18.26	1.84	1.60	1.60	1.02	458	93
06-28-13(7)(8) - 10-31-13	10.76	0.02•	0.23	0.25	—	—	—	—	—	—	11.01	2.32	0.00	0.00	0.00	3.51	—	32
Class I
04-30-18	11.40	0.11•	(0.26)	(0.15)	0.15	0.79	—	0.94	—	—	10.31	(1.63)	1.48	1.10	1.10	2.12	66,116	32
10-31-17	10.78	0.20	1.30	1.50	0.15	0.73	—	0.88	—	—	11.40	15.25	1.61	1.21	1.21	1.83	36,755	85
10-31-16(7)	10.67	0.21•	0.64	0.85	0.23	0.51	—	0.74	—	—	10.78	8.66	1.60	1.25	1.25	2.05	22,569	88
10-31-15(7)	12.72	0.19•	(0.57)	(0.38)	0.18	1.49	—	1.67	—	—	10.67	(3.10)	1.43	1.25	1.25	1.66	40,069	97
10-31-14(7)	11.01	0.20•	1.81	2.01	0.21	0.09	—	0.30	—	—	12.72	18.46	1.54	1.25	1.25	1.67	40,050	93
06-28-13(7)(8) - 10-31-13	10.00	0.02•	1.00	1.02	0.01	—	—	0.01	—	—	11.01	10.21	1.70	1.25	1.25	0.44	37,757	32
Voya CBRE Long/Short Fund(6)
Class A
04-30-18	9.64	(0.09)•	0.21	0.12	—	—	—	—	—	—	9.76	1.24	5.09	5.01	5.01	(1.80)	2,542	192
10-31-17	9.93	(0.18)•	0.22	0.04	—	0.33	—	0.33	—	—	9.64	0.38	2.73	2.73	2.73	(1.81)	2,899	271
10-31-16(7)	10.98	(0.13)•	(0.09)	(0.22)	—	0.83	—	0.83	—	—	9.93	(2.04)	4.36	4.36	4.36	(1.31)	6,151	196
10-31-15(7)	10.86	(0.20)•	0.32	0.12	—	—	—	—	—	—	10.98	1.10	4.23	4.23	4.23	(1.80)	14,265	193
10-31-14(7)	10.27	(0.07)•	0.80	0.73	0.02	0.08	0.04	0.14	—	—	10.86	7.32	3.89	3.89	3.89	(0.65)	16,650	131
10-31-13(7)	9.90	(0.16)•	0.62	0.46	—	0.10	—	0.10	0.01	—	10.27	4.74	4.34	4.34	4.34	(1.55)	76,330	192
Class I
04-30-18	9.73	(0.07)•	0.20	0.13	0.01	—	—	0.01	—	—	9.85	1.29	4.79	4.76	4.76	(1.44)	98,178	192
10-31-17	9.99	(0.14)•	0.21	0.07	—	0.33	—	0.33	—	—	9.73	0.69	2.42	2.42	2.42	(1.47)	242,083	271
10-31-16(7)	11.01	(0.15)•	(0.04)	(0.19)	—	0.83	—	0.83	—	—	9.99	(1.73)	4.07	4.07	4.07	(1.47)	511,454	196
10-31-15(7)	10.88	(0.18)•	0.32	0.14	—	0.01	—	0.01	—	—	11.01	1.31	4.03	4.03	4.03	(1.64)	746,319	193
10-31-14(7)	10.31	(0.03)•	0.78	0.75	0.06	0.08	0.04	0.18	—	—	10.88	7.57	3.70	3.70	3.70	(0.34)	722,918	131
10-31-13(7)	9.91	(0.11)•	0.61	0.50	—	0.10	—	0.10	—	—	10.31	5.04	4.01	4.01	4.01	(1.13)	542,211	192

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
For Voya CBRE Long/Short Fund, excluding dividend expenses and prime brokerage fees on short sales, the net ratio of expenses to average net assets for the period or years ended April 30, 2018, October 31, 2017, 2016, 2015, 2014 and 2013 would have been 1.89%, 1.84%, 1.78%, 1.70%, 1.71% and 1.84%, respectively, for Class A and 1.64%, 1.53%, 1.49%, 1.49%, 1.51% and 1.51%, respectively, for Class I.

(4)
For Voya CBRE Global Infrastructure Fund, Class A shares did not incur any expenses from October 16, 2013 (commencement of operations) through the period ended October 31, 2013 due to low level of assets.

(5)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the

See Accompanying Notes to Financial Statements
11

Financial Highlights (Unaudited) (continued)

amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(6)
Prior to the close of business July 14, 2017, the Fund operated under a different name and investment adviser. Effective close of business July 14, 2017, the Investor and Institutional share classes of the predecessor funds were redesignated as Class A and Class I shares of the Fund, respectively. See Note 13 for further information.

(7)
For the year or period ended October 31, 2013, 2014, 2015 and 2016, the information presented has been audited by a different independent registered public accounting firm.

(8)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
12

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are sixteen separate active investment series, two of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya CBRE Global Infrastructure Fund (“CBRE Global Infrastructure”) and Voya CBRE Long/Short Fund (“CBRE Long/Short”). CBRE Global Infrastructure is a diversified series of the Trust and CBRE Long/Short is a non-diversified series of the Trust.
Each Fund acquired all of the assets and liabilities of its corresponding predecessor fund (“Predecessor Fund”) pursuant to an agreement and plan of reorganization immediately after the close of business on July 14, 2017 (each a “reorganization”). The Funds are the successors to their corresponding Predecessor Funds as provided below.
Fund	Predecessor Fund Name*
Voya CBRE Global Infrastructure Fund	CBRE Clarion Global Infrastructure Value Fund
Voya CBRE Long/Short Fund	CBRE Clarion Long/Short Fund

*
The two Predecessor Funds were a series of Advisors’ Inner Circle Fund, a Massachusetts business trust.

The financial statements of the Funds reflect the historical results of the Investor Class and Institutional Class shares of the Predecessor Funds prior to their reorganizations. Upon the completion of the reorganizations, the Class A and Class I shares of the Funds assumed the performance, financial and other information of the Investor Class and Institutional Class shares of the Predecessor Funds, respectively. All information and references to periods prior to the close of business on July 14, 2017 refer to the Predecessor Funds.
Each Fund offers the following classes of shares: Class A and Class I. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing

13

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

14

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
The Funds estimate components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

15

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at

16

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
At April 30, 2018, the Funds had not entered into any Master Agreements.
E. Forward Foreign Currency Transactions. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the period ended April 30, 2018, CBRE Global Infrastructure and CBRE Long/Short had outstanding contract amounts on forward foreign currency contracts to buy and sell as disclosed below. Each Fund used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the tables following the respective Portfolio of Investments for each Fund for open forward foreign currency contracts at April 30, 2018.
	Buy	Sell
Global Infrastructure	$—	$86,651
Global Long/Short	1,017,929	255,686
F. Options Contracts. The Funds may write call and put options on futures, interest rate caps and floors, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing

17

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the period ended April 30, 2018, CBRE Long/Short had entered into purchased and written equity options to increase exposure to equity risk and to generate income. There were no open purchased or written options at April 30, 2018.
Please refer to Note 10 for the volume of purchased and written option activity during the period ended April 30, 2018.
G. Securities Sold Short. CBRE Long/Short engages in short selling. To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. Such amounts are recorded on the ex-dividend date as dividend expense on securities sold short. To borrow the security, the Fund also may be required to pay a premium, which would decrease the proceeds of the security sold. Upon entering into a short position, the Fund records the proceeds as a deposit with the prime broker in its Statements of Assets and Liabilities and establishes an offsetting liability for the securities sold under the short sale agreement. The liability is subsequently marked to market to reflect changes in the value of securities sold short. The Fund is subject to risk of loss if the broker were to fail to perform its obligation under contractual terms. Short sales transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the Statements of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Short selling involves the risk of a potentially unlimited increase in the market value of the security sold short, which could result in a potentially unlimited loss for the Fund.
In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense on securities sold short.
Short sales are collateralized by cash deposits with the prime broker, Pershing LLC, and pledged securities held at the custodian, The Bank of New York Mellon (“BNY”). The collateral required is determined daily by reference to the market value of the securities sold short. The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense on the amount of any shortfall in the required cash margin that is financed by the prime broker. At April 30, 2018, CBRE Long/Short had pledged $9,078,846 in cash collateral with the prime broker for securities sold short. In addition, at April 30, 2018, CBRE Long/Short had segregated securities at the custodian with a fair value of  $97,925,283 as footnoted in the Portfolio of Investments.
CBRE Long/Short had prime brokerage borrowings throughout the period ended April 30, 2018 as follows:
Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Paid	Interest Paid
$99,275,491	$58,242,231	2.39%	$735,424
The interest paid is included in Prime Brokerage Fees on the Statement of Operations.

18

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Master Limited Partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. CBRE Global Infrastructure intends to invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector. CBRE Global Infrastructure did not hold any MLPs at April 30, 2018.
I. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. CBRE Global Infrastructure declares and pays dividends consisting of ordinary income, if any, quarterly. CBRE Long/Short declares and pays dividends, if any, annually. Each Fund distributes capital gains, if any, annually. Prior to February 28, 2018, CBRE Global Infrastructure declared and paid dividends, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
J. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
K. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
L. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
M. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon

19

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
N. Offering Costs. Costs incurred with the offering of shares of each Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the date of reorganization.
O. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended April 30, 2018, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, the cost of purchases to cover securities sold short and the proceeds from securities sold short, were as follows:
	Purchases	Sales
CBRE Global Infrastructure	$50,886,049	$18,899,975
CBRE Long/Short	331,294,116	461,303,090
For the period ended April 30, 2018, the cost of purchases to cover securities sold short and the proceeds from securities sold short, were as follows:
	Purchases	Sales
CBRE Long/Short	$257,802,543	$279,612,894
NOTE 4 — REDEMPTION FEES
Prior to the close of business July 14, 2017, the Predecessor Funds retained a 2.00% redemption fee on redemptions of fund shares held for less than 60 days. For the period ended July 14, 2017, CBRE Clarion Global Infrastructure Fund retained $196 in redemption fees and CBRE Clarion Long/Short Fund retained $6,847 in redemption fees. Subsequent to the reorganization, the Funds do not impose any redemption fees.
NOTE 5 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
Fund	As a Percentage of Average Daily Net Assets
CBRE Global Infrastructure	1.00%
CBRE Long/Short	1.35%
CBRE Clarion Securities LLC serves as the sub-adviser to the Funds. The sub-adviser provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or Investment Adviser may determine, the sub-adviser manages each Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations.
NOTE 6 — DISTRIBUTION AND SERVICE FEES
Class A shares of the Funds have a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by each Fund for expenses incurred in the distribution and/or shareholder servicing of each Fund’s Class A shares (“Distribution and/or Service Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s Class A shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have

20

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

executed a distribution agreement with the Distributor. Under the Plans, Class A shares of each Fund pays the Distributor Distribution and/or Service Fees based on average daily net assets at the rate of 0.25%.
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A shares. For the period ended April 30, 2018, the Distributor retained the following amounts in sales charges:
Class A
Initial Sales Charges:
CBRE Long/Short	$415
NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At April 30, 2018, CBRE Global Investors Inc., an affiliate of CBRE Clarion Securities LLC, owned 90.49% of CBRE Global Infrastructure.
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-adviser use its best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities.
Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES
At April 30, 2018, the below Fund had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expense	Amount
CBRE Global Infrastructure	Custody	$7,385
	Offering Fee	15,022
	Transfer Agent	7,702
NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses (for CBRE Long/Short, the additional exclusion of dividend, interest and stock loan expense on securities sold short also applies) to the levels listed below:
Fund	Class A	Class I
CBRE Global Infrastructure	1.35%	1.10%
CBRE Long/Short	1.89%	1.64%
Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of April 30, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	April 30,
	2019	2020	2021	Total
CBRE Global Infrastructure	$—	$—	$163,766	$163,766
CBRE Long/Short	—	—	336	336
In addition to the above waived an/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment

21

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 9 — EXPENSE LIMITATION
AGREEMENTS (continued)

Adviser, and the related expiration dates, as of April 30, 2018, are as follows:
	April 30,
	2019	2020	2021	Total
CBRE Global Infrastructure
Class A	$—	$—	$5,528	$5,528
CBRE Long/Short
Class A	—	—	1,336	1,336
Class I	—	—	27,017	27,017
The expense limitation agreements are contractual through March 1, 2019 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 10 — PURCHASED AND WRITTEN OPTIONS
Transactions in exchange-traded purchased options on equity securiites for CBRE Long/Short during the period ended April 30, 2018 were as follows:
	Number of Contracts	Cost
Balance at 10/31/2017	400	$140,817
Options Terminated in Closing Sell Transactions	(400)	(140,817)
Balance at 4/30/2018	—	$—

Transactions in exchange-traded written options on equity securiites for CBRE Long/Short during the period ended April 30, 2018 were as follows:
	Number of Contracts	Premiums Received
Balance at 10/31/2017	500	$118,976
Options Written	1,200	224,304
Options Expired	(300)	(51,436)
Options Terminated in Closing Purchase Transactions	(1,400)	(291,844)
Balance at 4/30/2018	—	$—

NOTE 11 — LINE OF CREDIT
Effective close of business July 14, 2017, each Fund has entered into an existing Voya funds’ 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $400,000,000 through May 18, 2018. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
During the period ended April 30, 2018, the Funds did not utilize the line of credit.

NOTE 12 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)	($)
CBRE Global Infrastructure(1)
Class A
4/30/2018	30,147	—	8,431	(18,356)	—	20,222	311,358	—	—	90,422	—	(197,167)	—	204,613
10/31/2017	107,103	—	7,364	(62,657)	—	51,810	1,131,645	—	—	73,169	196	(689,418)	—	515,592
Class I
4/30/2018	2,931,379	—	296,560	(36,336)	—	3,191,603	31,601,268	—	—	3,168,928	—	(372,898)	—	34,397,298
10/31/2017	946,950	—	195,431	(13,569)	—	1,128,812	9,526,986	—	—	1,946,548	—	(146,821)	—	11,326,713
CBRE Long/Short(1)
Class A
4/30/2018	20,666	—	—	(60,986)	—	(40,320)	203,976	—	—	—	—	(602,708)	—	(398,732)
10/31/2017	54,842	—	17,124	(390,467)	—	(318,501)	530,080	—	—	166,445	387	(3,756,493)	—	(3,059,581)
Class I
4/30/2018	722,076	—	11,837	(15,658,974)	—	(14,925,061)	7,191,190	—	—	119,078	—	(154,492,359)	—	(147,182,091)
10/31/2017	4,181,318	—	1,431,041	(31,921,547)	—	(26,309,188)	40,765,423	—	—	13,995,581	6,460	(310,690,762)	—	(255,923,298)

(1)
In connection with the reorganization that occurred close of business July 14, 2017, the Investor and Institutional share classes of the Predecessor Fund were re-designated as Class A and Class I, respectively.

22

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 13 — REORGANIZATION
At a joint special meeting of shareholders of the Predecessor Funds held on June 20, 2017, shareholders of each Predecessor Fund approved an agreement and plan of reorganization pursuant to which each Predecessor Fund transferred all of its assets to the corresponding Fund, in exchange for shares of the designated classes, as discussed in Note 1, of the corresponding Fund and the assumption by the corresponding Fund of all of the liabilities of the Predecessor Fund. Each Predecessor Fund was determined to be the accounting and performance survivor following the reorganization. The consummation of the reorganization took place immediately after the close of business on July 14, 2017 in an exchange of shares as detailed below.
Fund	Net assets of Predecessor Funds on July 14, 2017*	Net assets of Fund immediately before Reorganization	Net assets of Fund immediately after Reorganization	Predecessor Funds shares exchanged	Fund Shares Issued to the Predecessor Funds Shareholders
CBRE Global Infrastructure	$36,748,006	$—	$36,748,006	$3,302,695	$3,302,695
CBRE Long/Short	317,153,049	—	317,153,049	32,864,063	32,864,063

*
Final day of operations immediately prior to the merger

Assuming the acquisition had been completed on November 1, 2016, the beginning of the annual reporting period of the Funds, the Funds’ pro forma results of operations for the year ended October 31, 2017, are as follows:
Fund	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
CBRE Global Infrastructure	$598,720	$4,385,897	$4,984,617
CBRE Long/Short	(5,592,197)	7,981,356	2,389,159
NOTE 14 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
At April 30, 2018, the Funds had no securities on loan.
NOTE 15 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

23

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 15 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
For CBRE Global Infrastructure, the tax composition of dividends and distributions to shareholders was as follows:
Six Months Ended April 30, 2017		Year Ended October 31, 2017
Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
$1,534,778	$1,724,572	$430,254	$1,590,224
For CBRE Long/Short, no dividends or distributions were paid during the four months ended April 30, 2018. The tax composition of dividends and distributions to shareholders as of the Fund’s tax year-end of December 31, 2017 was as follows:
Tax Year Ended December 31, 2017
Ordinary Income
$126,723
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2017 are detailed below.
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
CBRE Global Infrastructure	$1,072,830	$1,723,674	$2,919,391	$—	—	—
CBRE Long/Short(1)	542,736	—	10,027,009	(5,062)	Short-term	None
				(3,903,193)	Long-term	None
				$(3,908,255)

(1)
As of the Fund’s tax year ended December 31, 2017.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of April 30, 2018, no provision for income tax is required in the Funds' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
NOTE 16 — SUBSEQUENT EVENTS
Line of Credit renewal: Effective May 18, 2018, the funds to which the Credit Agreement is available have entered into a Credit Agreement with BNY for an aggregate amount of  $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

24

PORTFOLIO OF INVESTMENTS
Voya CBRE Global Infrastructure Fund	as of April 30, 2018 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK:98.7%
	Australia: 9.1%
325,078	Macquarie Atlas Roads Group	$1,571,802	2.3
498,856	Spark Infrastructure Group	879,585	1.3
486,968	Sydney Airport	2,607,260	3.9
124,382	Transurban Group - Stapled Security	1,083,825	1.6
		6,142,472	9.1
	Canada: 12.2%
11,200	Canadian Pacific Railway Ltd.	2,043,643	3.0
86,800	Enbridge, Inc.	2,629,115	3.9
40,100	Fortis, Inc.	1,346,088	2.0
69,500	Pembina Pipeline Corp.	2,213,369	3.3
		8,232,215	12.2
	China: 1.1%
556,000	Beijing Capital International Airport Co., Ltd.	757,257	1.1
	France: 3.5%
23,510	Vinci SA	2,350,613	3.5
	Hong Kong: 0.8%
65,500	CK Infrastructure Holdings Ltd.	516,953	0.8
	Italy: 1.9%
204,453	Enel S.p.A.	1,296,991	1.9
	Japan: 3.9%
27,200	East Japan Railway Co.	2,613,050	3.9
	Mexico: 1.4%
93,800	Promotora y Operadora de Infraestructura SAB de CV	961,420	1.4
	Spain: 11.3%
10,065 (1)	Aena SME SA	2,074,682	3.1
46,379 (1)	Cellnex Telecom SA	1,243,848	1.8
145,696	Ferrovial SA	3,111,940	4.6
70,452	Iberdrola S.A.	544,308	0.8
31,755	Red Electrica Corp. SA	661,469	1.0
		7,636,247	11.3
	Switzerland: 2.4%
7,575	Flughafen Zuerich AG	1,581,891	2.4
	United Kingdom: 5.9%
78,950	National Grid PLC	913,454	1.3
169,323	Pennon Group PLC	1,608,787	2.4
77,435	SSE PLC	1,469,618	2.2
		3,991,859	5.9
	United States: 45.2%
40,700	American Electric Power Co., Inc.	2,848,186	4.2
12,700	American Tower Corp.	1,731,772	2.6
34,500	Antero Midstream GP L.P.	594,090	0.9
20,200	Atmos Energy Corp.	1,755,178	2.6
29,237 (2)	Cheniere Energy, Inc.	1,700,424	2.5
19,284	CMS Energy Corp.	910,012	1.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
24,288	Crown Castle International Corp.	$2,449,931	3.6
34,000	Dominion Energy, Inc.	2,263,040	3.4
5,200	DTE Energy Co.	548,080	0.8
4,326	Equinix, Inc.	1,820,337	2.7
32,500	Exelon Corp.	1,289,600	1.9
37,500	Great Plains Energy, Inc.	1,227,375	1.8
10,300	Macquarie Infrastructure Co. LLC	390,370	0.6
16,000	NextEra Energy Partners L.P.	666,720	1.0
12,270	NextEra Energy, Inc.	2,011,176	3.0
22,835	NRG Yield, Inc. - Class A	402,124	0.6
22,344	PG&E Corp.	1,030,058	1.5
53,300	Pattern Energy Group, Inc.	968,994	1.4
14,200	Sempra Energy	1,587,560	2.4
10,700	Southwest Gas Holdings, Inc.	780,993	1.2
10,700	Union Pacific Corp.	1,429,841	2.1
78,100	Williams Cos., Inc.	2,009,513	3.0
		30,415,374	45.2
	Total Common Stock (Cost $66,704,086)	66,496,342	98.7
SHORT-TERM INVESTMENTS: 1.0%
	Mutual Funds: 1.0%
673,254 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.590% (Cost $673,254)	673,254	1.0
	Total Short-Term Investments (Cost $673,254)	673,254	1.0
	Total Investments in Securities (Cost $67,377,340)	$67,169,596	99.7
	Assets in Excess of Other Liabilities	191,741	0.3
	Net Assets	$67,361,337	100.0

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Non-income producing security.

(3)
Rate shown is the 7-day yield as of April 30, 2018.

Industry Diversification	Percentage of Net Assets
Electric Utilities	22.4%
Oil & Gas Storage & Transportation	13.6
Airport Services	11.1
Multi-Utilities	9.3
Railroads	9.0
Specialized REITs	8.9

See Accompanying Notes to Financial Statements
25

PORTFOLIO OF INVESTMENTS
Voya CBRE Global Infrastructure Fund	as of April 30, 2018 (Unaudited) (continued)

Industry Diversification	Percentage of Net Assets
Construction & Engineering	8.1
Highways & Railtracks	5.3
Gas Utilities	3.8
Renewable Electricity	2.4
Water Utilities	2.4
Integrated Telecommunication Services	1.8
Industry Diversification	Percentage of Net Assets
Independent Power Producers & Energy Traders	0.6
Assets in Excess of Other Liabilities*	1.3
Net Assets	100.0%

*
Includes short-term investments.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$6,142,472	$—	$6,142,472
Canada	8,232,215	—	—	8,232,215
China	—	757,257	—	757,257
France	—	2,350,613	—	2,350,613
Hong Kong	—	516,953	—	516,953
Italy	—	1,296,991	—	1,296,991
Japan	—	2,613,050	—	2,613,050
Mexico	961,420	—	—	961,420
Spain	—	7,636,247	—	7,636,247
Switzerland	—	1,581,891	—	1,581,891
United Kingdom	—	3,991,859	—	3,991,859
United States	30,415,374	—	—	30,415,374
Total Common Stock	39,609,009	26,887,333	—	66,496,342
Short-Term Investments	673,254	—	—	673,254
Total Investments, at fair value	$40,282,263	$26,887,333	$—	$67,169,596
Other Financial Instruments+
Forward Foreign Currency Contracts	—	201	—	201
Total Assets	$40,282,263	$26,887,534	$—	$67,169,797

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2018, the following forward foreign currency contracts were outstanding for Voya CBRE Global Infrastructure Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 86,651	EUR71,589	The Bank of New York Mellon	05/02/18	$201
				$201

Currency Abbreviations
EUR – EU Euro
USD – United States Dollar
See Accompanying Notes to Financial Statements
26

PORTFOLIO OF INVESTMENTS
Voya CBRE Global Infrastructure Fund	as of April 30, 2018 (Unaudited) (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$201
Total Asset Derivatives		$201

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$95,819
Total	$95,819

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$201
Total	$201

At April 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $67,662,454.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,350,930
Gross Unrealized Depreciation	(2,834,731)
Net Unrealized Depreciation	$(483,801)

See Accompanying Notes to Financial Statements
27

PORTFOLIO OF INVESTMENTS
Voya CBRE Long/Short Fund	as of April 30, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 137.1%
		Casinos & Gaming: 2.1%
66,000 (1)		MGM Resorts International	$2,073,720	2.1
		Diversified Real Estate Activities: 5.3%
887,700		CapitaLand Ltd.	2,503,180	2.5
115,500		Nomura Real Estate Holdings, Inc.	2,858,212	2.8
			5,361,392	5.3
		Diversified REITs: 5.8%
155,052		Hispania Activos Inmobiliarios SOCIMI SA	3,287,311	3.3
102,200 (1)		STORE Capital Corp.	2,578,506	2.5
			5,865,817	5.8
		Health Care REITs: 4.1%
166,400 (1)		Healthcare Trust of America, Inc.	4,158,336	4.1
		Hotel & Resort REITs: 2.9%
105,400 (1)		MGM Growth Properties LLC	2,948,038	2.9
		Hotels, Resorts & Cruise Lines: 5.0%
62,982 (1)		Hilton Worldwide Holdings, Inc.	4,965,501	5.0
		Industrial REITs: 13.3%
83,400 (1)		DCT Industrial Trust, Inc.	5,468,538	5.4
53,000 (1)		ProLogis, Inc.	3,440,230	3.4
506,535		Segro PLC	4,494,899	4.5
			13,403,667	13.3
		Integrated Telecommunication Services: 1.8%
65,332 (2)		Cellnex Telecom SA	1,752,153	1.8
		Office REITs: 24.8%
48,647 (1)		Alexandria Real Estate Equities, Inc.	6,059,957	6.0
182,900 (1)		Brandywine Realty Trust	2,946,519	2.9
98,400 (1)		Columbia Property Trust, Inc.	2,101,824	2.1
57,500		Douglas Emmett, Inc.	2,143,025	2.1
137,764		Inmobiliaria Colonial Socimi SA	1,600,803	1.6
64,068 (1)		SL Green Realty Corp.	6,262,006	6.2
110,236		Tier REIT, Inc.	2,095,587	2.1
116,541		Workspace Group PLC	1,779,975	1.8
			24,989,696	24.8
		Real Estate Development REITs: 1.5%
176,500		CK Asset Holdings Ltd.	1,523,719	1.5
		Real Estate Operating Companies: 2.5%
27,748	(2)(3)	ADO Properties SA	1,525,310	1.5
94,500		Hulic Co. Ltd.	1,016,861	1.0
			2,542,17	2.5
		Residential REITs: 23.0%
87,500		Education Realty Trust, Inc.	2,879,625	2.9
83,082 (1)		Equity Residential	5,126,990	5.1
29,400 (1)		Essex Property Trust, Inc.	7,046,886	7.0
240,515 (1)		Invitation Homes, Inc.	5,565,517	5.5
219,059		Unite Group PLC	2,514,917	2.5
			23,133,935	23.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Retail REITs: 15.9%
142,700 (1)	Brixmor Property Group, Inc.	$2,124,803	2.1
93,765 (1)	Macerich Co.	5,402,740	5.4
55,400 (1)	Regency Centers Corp.	3,260,290	3.2
93,637 (1)	Taubman Centers, Inc.	5,241,799	5.2
		16,029,632	15.9
	Specialized REITs: 29.1%
146,200 (1)	CubeSmart	4,304,128	4.3
77,764 (1)	CyrusOne, Inc.	4,167,373	4.1
20,351 (1)	Equinix, Inc.	8,563,497	8.5
65,343 (1)	Extra Space Storage, Inc.	5,854,079	5.8
44,000 (1)	Gaming and Leisure Properties, Inc.	1,507,880	1.5
5,219	Public Storage, Inc.	1,053,090	1.1
211,968	VICI Properties, Inc.	3,853,578	3.8
		29,303,625	29.1
	Total Common Stock (Cost $136,594,873)	138,051,402	137.1
SECURITIES SOLD SHORT: -45.1%
	Diversified REITs: -7.1%
(183,096)	Colony NorthStar, Inc.	(1,118,716)	(1.1)
(131,200)	Empire State Realty Trust, Inc.	(2,285,504)	(2.3)
(189,300)	Lexington Realty Trust	(1,521,972)	(1.5)
(19,400)	PS Business Parks, Inc.	(2,236,432)	(2.2)
		(7,162,624)	(7.1)
	Health Care REITs: -10.1%
(137,100)	HCP, Inc.	(3,202,656)	(3.2)
(36,200)	LTC Properties, Inc.	(1,308,630)	(1.3)
(99,116)	Omega Healthcare Investors, Inc.	(2,575,034)	(2.6)
(59,400)	Ventas, Inc.	(3,054,348)	(3.0)
		(10,140,668)	(10.1)
	Hotel & Resort REITs: -3.8%
(52,300)	Hospitality Properties Trust	(1,301,224)	(1.3)
(162,100)	Sunstone Hotel Investors, Inc.	(2,528,760)	(2.5)
		(3,829,984)	(3.8)
	Industrial REITs: -1.7%
(57,300)	Rexford Industrial Realty, Inc.	(1,750,515)	(1.7)
	Office REITs: -3.7%
(166,200)	Government Properties Income Trust	(2,075,838)	(2.0)
(97,600)	Mack-Cali Realty Corp.	(1,675,792)	(1.7)
		(3,751,630)	(3.7)
	Residential REITs: -7.3%
(118,900)	American Homes 4 Rent	(2,401,780)	(2.4)
(44,300)	Apartment Investment & Management Co. - Class A	(1,798,580)	(1.8)
(86,300)	UDR, Inc.	(3,119,745)	(3.1)
		(7,320,105)	(7.3)

See Accompanying Notes to Financial Statements
28

PORTFOLIO OF INVESTMENTS
Voya CBRE Long/Short Fund	as of April 30, 2018 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
SECURITIES SOLD SHORT: (continued)
	Retail REITs: -6.0%
(240,000)	DDR Corp.	$(1,740,000)	(1.7)
(188,700)	Kimco Realty Corp.	(2,738,037)	(2.7)
(57,300)	Weingarten Realty Investors	(1,574,031)	(1.6)
		(6,052,068)	(6.0)
	Specialized REITs: -5.4%
(62,812)	EPR Properties	(3,455,916)	(3.5)
(12,000) (3)	SBA Communications Corp.	(1,922,760)	(1.9)
		(5,378,676)	(5.4)
	Total Securities Sold Short (Proceeds $(45,148,011))	(45,386,270)	(45.1)
	Total Long-Term Investments (Cost $91,446,862)	92,665,132	92.0
SHORT-TERM INVESTMENTS: 0.0%
	Mutual Funds: 0.0%
100 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.590% (Cost $100)	100	0.0
	Total Short-Term Investments (Cost $100)	100	0.0
	Total Investments in Securities (Cost $91,446,962)	$92,665,232	92.0
	Assets in Excess of Other Liabilities	8,054,018	8.0
	Net Assets	$100,719,250	100.0

(1)
All or a portion of this security is pledged to cover open securities sold short at April 30, 2018.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Non-income producing security.

(4)
Rate shown is the 7-day yield as of April 30, 2018.

Industry Weightings
as of April 30, 2018
(as a percentage of net assets)
	Long	Short	Net
Specialized REITs	29.1%	(5.4)%	23.7%
Office REITs	24.8	(3.7)	21.1
Residential REITs	23.0	(7.3)	15.7
Industrial REITs	13.3	(1.7)	11.6
Retail REITs	15.9	(6.0)	9.9
Diversified Real Estate Activities	5.3	0.0	5.3
Hotels, Resorts & Cruise Lines	5.0	0.0	5.0
Real Estate Operating Companies	2.5	0.0	2.5
Casinos & Gaming	2.1	0.0	2.1
Integrated Telecommunication Services	1.8	0.0	1.8
Real Estate Development	1.5	0.0	1.5
Hotel & Resort REITs	2.9	(3.8)	(0.9)
Diversified REITs	5.8	(7.1)	(1.3)
Health Care REITs	4.1	(10.1)	(6.0)
Total			92.0
Assets in Excess of Other Liabilities*			8.0
Net Assets			100.0%

*
Includes short-term investments and purchased options.

Geographic Diversification
as of April 30, 2018
(as a percentage of net assets)
United States	67.2%
United Kingdom	8.8%
Spain	6.7%
Japan	3.8%
Singapore	2.5%
Germany	1.5%
Hong Kong	1.5%
Assets in Excess of Other Liabilities*	8.0%
Net Assets	100.0%

*
Includes short-term investments and purchased options.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2018 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Asset Table
Investments, at fair value
Common Stock
Casinos & Gaming	$2,073,720	$—	$—	$2,073,720
Diversified Real Estate Activities	—	5,361,392	—	5,361,392
Diversified REITs	2,578,506	3,287,311	—	5,865,817
Health Care REITs	4,158,336	—	—	4,158,336
Hotel & Resort REITs	2,948,038	—	—	2,948,038
See Accompanying Notes to Financial Statements
29

PORTFOLIO OF INVESTMENTS
Voya CBRE Long/Short Fund	as of April 30, 2018 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Hotels, Resorts & Cruise Lines	4,965,501	—	—	4,965,501
Industrial REITs	8,908,768	4,494,899	—	13,403,667
Integrated Telecommunication Services	—	1,752,153	—	1,752,153
Office REITs	21,608,918	3,380,778	—	24,989,696
Real Estate Development	—	1,523,719	—	1,523,719
Real Estate Operating Companies	—	2,542,171	—	2,542,171
Residential REITs	20,619,018	2,514,917	—	23,133,935
Retail REITs	16,029,632	—	—	16,029,632
Specialized REITs	29,303,625	—	—	29,303,625
Total Common Stock	113,194,062	24,857,340	—	138,051,402
Securities Sold Short	(45,386,270)	—	—	(45,386,270)
Short-Term Investments	100	—	—	100
Total Investments, at fair value	$67,807,892	$24,857,340	$—	$92,665,232
Other Financial Instruments+
Forward Foreign Currency Contracts	—	592	—	592
Total Assets	$67,807,892	$24,857,932	$—	$92,665,824
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(426)	$—	$(426)
Total Liabilities	$—	$(426)	$—	$(426)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2018, the following forward foreign currency contracts were outstanding for Voya CBRE Long/Short Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY 111,233,497	USD1,017,929	The Bank of New York Mellon	05/01/18	$(426)
USD 255,686	EUR211,241	The Bank of New York Mellon	05/02/18	592
				$166

Currency Abbreviations
EUR – EU Euro
JPY – Japanese Yen
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$592
Total Asset Derivatives		$592
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$426
Total Liability Derivatives		$426

See Accompanying Notes to Financial Statements
30

PORTFOLIO OF INVESTMENTS
Voya CBRE Long/Short Fund	as of April 30, 2018 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Written options	Total
Equity contracts	$(95,774)	$—	$341,469	$245,695
Foreign exchange contracts	—	(135,160)	—	(135,160)
Total	$(95,774)	$(135,160)	$341,469	$110,535

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Written options	Total
Equity contracts	$112,017	$—	$151,024	$263,041
Foreign exchange contracts	—	166	—	166
Total	$112,017	$166	$151,024	$263,207

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments.

At April 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $93,302,067.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$5,619,393
Gross Unrealized Depreciation	(6,254,450)
Net Unrealized Appreciation	$(635,057)

See Accompanying Notes to Financial Statements
31

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
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179174         (0418-062218)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 30.6%
		Argentina: 0.4%
1,000,000	(1)	YPF SA, 8.500%, 03/23/2021	1,087,930	0.4

		Brazil: 0.9%
250,000	(1)	Banco do Brasil SA/Cayman, 4.875%, 04/19/2023	248,750	0.1
300,000	(1)	Klabin Finance SA, 4.875%, 09/19/2027	288,375	0.1
500,000		Petrobras Global Finance BV, 5.750%, 02/01/2029	475,250	0.2
1,100,000		Petrobras Global Finance BV, 8.750%, 05/23/2026	1,294,700	0.5
			2,307,075	0.9

		Canada: 0.7%
365,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	353,024	0.1
205,000	(2)	Cenovus Energy, Inc., 4.250%, 04/15/2027	197,269	0.1
300,000		Fortis, Inc./Canada, 3.055%, 10/04/2026	275,379	0.1
475,000		Goldcorp, Inc., 3.700%, 03/15/2023	467,918	0.2
505,000		Teck Resources Ltd., 6.000%, 08/15/2040	528,987	0.2
			1,822,577	0.7

		Chile: 0.3%
250,000	(1)	Cencosud SA, 4.375%, 07/17/2027	237,500	0.1
300,000	(1)	Corp Nacional del Cobre de Chile, 4.500%, 09/16/2025	307,069	0.1
200,000	(1)	Empresa de Transporte de Pasajeros Metro SA, 5.000%, 01/25/2047	204,000	0.1
			748,569	0.3

		China: 0.3%
720,000	(2)	Alibaba Group Holding Ltd., 3.600%, 11/28/2024	708,383	0.3

		France: 0.8%
380,000	(1)	Altice Financing SA, 6.625%, 02/15/2023	380,950	0.1
706,000	(1)	BNP Paribas SA, 3.500%, 03/01/2023	696,937	0.3
611,000		BPCE SA, 2.500%, 12/10/2018	610,675	0.2
257,000	(1)	BPCE SA, 5.150%, 07/21/2024	266,019	0.1
256,000	(1)	Electricite de France SA, 2.350%, 10/13/2020	251,797	0.1
			2,206,378	0.8

		Guernsey: 0.2%
662,000		Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/2020	656,782	0.2

		India: 0.2%
500,000	(1)	Reliance Industries Ltd, 3.667%, 11/30/2027	467,572	0.2

		Indonesia: 0.2%
200,000		Pertamina Persero PT, 4.300%, 05/20/2023	200,152	0.1
400,000		Perusahaan Listrik Negara PT, 5.500%, 11/22/2021	419,500	0.1
			619,652	0.2

		Ireland: 0.3%
341,000		GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	326,366	0.1
453,000		Shire Acquisitions Investments Ireland DAC, 3.200%, 09/23/2026	414,467	0.2
			740,833	0.3

		Israel: 0.1%
230,000		Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 07/21/2023	192,769	0.0
248,000		Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	197,820	0.1
			390,589	0.1

		Italy: 0.3%
70,000		Telecom Italia Capital SA, 6.375%, 11/15/2033	76,433	0.0
375,000		Telecom Italia Capital SA, 7.721%, 06/04/2038	453,750	0.2
335,000	(1)	UniCredit SpA, 5.861%, 06/19/2032	336,066	0.1
			866,249	0.3

		Jamaica: 0.2%
243,000	(2)	Digicel Ltd., 6.000%, 04/15/2021	232,065	0.1
322,000	(1)	Digicel Ltd., 6.750%, 03/01/2023	295,464	0.1
			527,529	0.2

		Japan: 0.7%
770,000	(1)	MUFG Bank Ltd, 2.300%, 03/05/2020	758,202	0.3
255,000	(1)	Mizuho Bank Ltd., 3.200%, 03/26/2025	246,614	0.1
766,000		Sumitomo Mitsui Financial Group, Inc., 3.784%, 03/09/2026	758,848	0.3
			1,763,664	0.7

		Kazakhstan: 0.2%
675,000		KazMunayGas National Co. JSC, 4.750%, 04/19/2027	666,341	0.2

		Luxembourg: 0.1%
215,000	(1)	Dana Financing Luxembourg Sarl, 5.750%, 04/15/2025	218,763	0.1
110,000	(1)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	114,400	0.0
			333,163	0.1

See Accompanying Notes to Financial Statements

1

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Mexico: 1.2%
567,000	(1)	Cemex SAB de CV, 6.125%, 05/05/2025	588,262	0.2
525,000	(1)	Grupo Bimbo SAB de CV, 5.950%, 12/31/2199	528,098	0.2
1,175,000	(1)	Mexichem SAB de CV, 4.875%, 09/19/2022	1,192,038	0.4
275,000		Petroleos Mexicanos, 4.500%, 01/23/2026	259,861	0.1
325,000		Petroleos Mexicanos, 5.500%, 06/27/2044	274,849	0.1
500,000		Petroleos Mexicanos, 6.875%, 08/04/2026	536,750	0.2
			3,379,858	1.2

		Netherlands: 0.8%
115,000		ArcelorMittal, 7.000%, 03/01/2041	132,825	0.0
195,000		ArcelorMittal, 7.250%, 10/15/2039	232,050	0.1
455,000		Cooperatieve Rabobank UA, 4.500%, 01/11/2021	470,289	0.2
696,000		Shell International Finance BV, 3.250%, 05/11/2025	684,706	0.2
445,000		Shell International Finance BV, 4.000%, 05/10/2046	435,113	0.2
290,000	(1)	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026	261,172	0.1
			2,216,155	0.8

		Norway: 0.1%
382,000		Statoil ASA, 2.450%, 01/17/2023	367,494	0.1

		Panama: 0.1%
250,000	(1)	Multibank, Inc., 4.375%, 11/09/2022	247,813	0.1

		Peru: 0.3%
400,000	(1)	El Fondo Mivivienda SA, 3.500%, 01/31/2023	391,240	0.2
375,000	(1)	Petroleos del Peru SA, 4.750%, 06/19/2032	356,719	0.1
			747,959	0.3

		Russia: 0.6%
500,000	(1)	Credit Bank of Moscow Via CBOM Finance PLC, 5.550%, 02/14/2023	467,330	0.2
400,000	(1)	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/2021	415,398	0.1
750,000	(1)	VimpelCom Holdings BV, 4.950%, 06/16/2024	713,467	0.3
			1,596,195	0.6

		Spain: 0.1%
170,000		Telefonica Emisiones SAU, 4.665%, 03/06/2038	168,713	0.0
180,000		Telefonica Emisiones SAU, 4.895%, 03/06/2048	178,666	0.1
			347,379	0.1

		Sweden: 0.3%
666,000	(1)	Nordea Bank AB, 5.500%, 12/31/2199	671,828	0.3

		Switzerland: 0.4%
456,000	(1)	Credit Suisse AG, 6.500%, 08/08/2023	494,808	0.2
604,000		UBS AG/Stamford CT, 7.625%, 08/17/2022	680,225	0.2
			1,175,033	0.4

		Trinidad And Tobago: 0.1%
187,500		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/2022	188,859	0.1

		Turkey: 0.4%
650,000	(1)	Turkiye Garanti Bankasi AS, 6.125%, 05/24/2027	630,906	0.2
500,000	(1)	Turkiye Vakiflar Bankasi TAO, 5.750%, 01/30/2023	485,900	0.2
			1,116,806	0.4

		United Arab Emirates: 0.4%
1,080,000	(1)	Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/2021	1,153,637	0.4

		United Kingdom: 1.3%
324,000		Aon PLC, 2.800%, 03/15/2021	318,310	0.1
656,000		BP Capital Markets PLC, 3.216%, 11/28/2023	646,578	0.2
200,000	(1)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/2027	185,008	0.1
399,000	(1)	Santander UK Group Holdings PLC, 5.625%, 09/15/2045	438,030	0.2
1,000,000		Santander UK PLC, 2.375%, 03/16/2020	987,285	0.4
713,000	(1)	Standard Chartered PLC, 4.300%, 02/19/2027	695,759	0.2
270,000	(1)	Standard Chartered PLC, 5.300%, 01/09/2043	282,750	0.1
			3,553,720	1.3

		United States: 18.6%
400,000		21st Century Fox America, Inc., 5.400%, 10/01/2043	459,988	0.2
190,000		AbbVie, Inc., 3.600%, 05/14/2025	184,619	0.1
361,000		AbbVie, Inc., 4.300%, 05/14/2036	349,329	0.1
395,000		AECOM, 5.125%, 03/15/2027	380,563	0.1
59,000		Aetna, Inc., 2.800%, 06/15/2023	56,316	0.0
566,000		American International Group, Inc., 4.500%, 07/16/2044	540,959	0.2
375,000	(2)	AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	366,094	0.1
395,000		AMC Networks, Inc., 4.750%, 08/01/2025	374,302	0.1
280,000		American Tower Corp., 3.500%, 01/31/2023	276,413	0.1
330,000		Amgen, Inc., 3.200%, 11/02/2027	308,760	0.1
130,000		Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 5.250%, 01/15/2025	133,738	0.1

See Accompanying Notes to Financial Statements

2

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
498,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/2021	492,522	0.2
383,000		Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/2026	374,553	0.1
252,000		Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/2046	260,417	0.1
225,000		Anheuser-Busch InBev Worldwide, Inc., 4.000%, 04/13/2028	224,170	0.1
385,000		Antero Resources Corp., 5.375%, 11/01/2021	390,890	0.1
337,000	(1)	AT&T, Inc., 4.300%, 02/15/2030	326,523	0.1
375,000		AT&T, Inc., 5.150%, 03/15/2042	373,047	0.1
488,000		AT&T, Inc., 5.450%, 03/01/2047	497,912	0.2
461,000		Bank of America Corp., 3.300%, 01/11/2023	455,818	0.2
703,000	(1)	Bank of America Corp., 3.419%, 12/20/2028	660,132	0.2
508,000		Bank of America Corp., 4.100%, 07/24/2023	519,679	0.2
503,000		Bank of New York Mellon Corp., 2.050%, 05/03/2021	487,822	0.2
369,000		Boardwalk Pipelines L.P., 5.950%, 06/01/2026	395,893	0.1
195,000	(1)	Brink's Co/The, 4.625%, 10/15/2027	179,887	0.1
390,000	(1)	Calpine Corp., 5.250%, 06/01/2026	374,644	0.1
427,000		CBRE Services, Inc., 5.250%, 03/15/2025	454,406	0.2
266,000		CBS Corp., 3.700%, 08/15/2024	260,992	0.1
198,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/2023	199,426	0.1
165,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	155,013	0.1
185,000		CenturyLink, Inc., 5.800%, 03/15/2022	185,000	0.1
632,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	644,778	0.2
400,000		Chemours Co/The, 5.375%, 05/15/2027	397,000	0.1
305,000		Citigroup, Inc., 4.125%, 07/25/2028	293,833	0.1
699,000		Citigroup, Inc., 4.000%, 08/05/2024	692,749	0.3
491,000		Citigroup, Inc., 5.500%, 09/13/2025	524,375	0.2
770,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/2019	762,542	0.3
321,000	(1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	303,974	0.1
193,000		Comcast Corp., 2.350%, 01/15/2027	170,635	0.1
400,000		Comcast Corp., 4.000%, 03/01/2048	364,819	0.1
215,000		Comcast Corp., 4.250%, 01/15/2033	216,280	0.1
190,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/2027	182,400	0.1
380,000	(1)	Continental Resources, Inc./OK, 4.375%, 01/15/2028	374,300	0.1
360,000	(1)	CRC Escrow Issuer LLC / CRC Finco, Inc., 5.250%, 10/15/2025	344,700	0.1
380,000		CSC Holdings LLC, 5.250%, 06/01/2024	358,150	0.1
1,338,000		CVS Health Corp., 2.800%, 07/20/2020	1,330,459	0.5
600,000		CVS Health Corp., 4.300%, 03/25/2028	592,539	0.2
236,000	(1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	240,535	0.1
581,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	611,577	0.2
390,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	413,681	0.2
374,000		Discover Bank, 7.000%, 04/15/2020	397,680	0.1
385,000		DISH DBS Corp., 5.875%, 11/15/2024	330,619	0.1
187,000		Eastman Chemical Co., 2.700%, 01/15/2020	185,966	0.1
286,000		Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	288,367	0.1
1,185,000		Energy Transfer Partners L.P., 4.900%, 02/01/2024	1,208,254	0.4
616,000		Entergy Corp., 5.125%, 09/15/2020	637,667	0.2
404,000		Enterprise Products Operating LLC, 6.450%, 09/01/2040	495,377	0.2
167,000		Envision Healthcare Corp., 5.625%, 07/15/2022	168,252	0.1
565,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	553,700	0.2
233,000		FedEx Corp., 4.050%, 02/15/2048	212,376	0.1
377,000		Fifth Third Bancorp, 8.250%, 03/01/2038	523,764	0.2
330,000	(1)	First Data Corp., 5.750%, 01/15/2024	335,815	0.1
590,000		FirstEnergy Corp., 4.250%, 03/15/2023	599,763	0.2
702,000		Ford Motor Credit Co. LLC, 3.200%, 01/15/2021	696,092	0.3
600,000	(1)	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/2019	617,390	0.2
91,000		General Electric Co., 6.750%, 03/15/2032	111,743	0.0
284,000		General Motors Financial Co., Inc., 4.300%, 07/13/2025	279,577	0.1
415,000		Georgia Power Co., 4.300%, 03/15/2042	415,153	0.2
289,000		Goldman Sachs Group, Inc./The, 2.625%, 04/25/2021	283,046	0.1

See Accompanying Notes to Financial Statements

3

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
1,313,000		Goldman Sachs Group, Inc./The, 2.876%, 10/31/2022	1,280,816	0.5
395,000		Goodyear Tire & Rubber Co/The, 4.875%, 03/15/2027	370,806	0.1
260,000		HCA, Inc., 5.500%, 06/15/2047	246,350	0.1
260,000		HCA, Inc., 5.875%, 02/15/2026	263,900	0.1
170,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	172,550	0.1
190,000	(1)	Hill-Rom Holdings, Inc., 5.000%, 02/15/2025	189,626	0.1
390,000	(1)	Hilton Domestic Operating Co., Inc., 5.125%, 05/01/2026	391,950	0.1
248,000		Indiana Michigan Power Co., 7.000%, 03/15/2019	256,775	0.1
120,000	(1)	Iron Mountain, Inc., 5.250%, 03/15/2028	113,550	0.0
260,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/2025	245,622	0.1
155,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	150,931	0.1
90,000		Johnson & Johnson, 2.900%, 01/15/2028	85,260	0.0
170,000		Johnson & Johnson, 3.400%, 01/15/2038	160,351	0.1
50,000		Johnson & Johnson, 4.375%, 12/05/2033	53,470	0.0
215,000	(1),(2)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	173,075	0.1
430,000		JPMorgan Chase & Co., 2.550%, 03/01/2021	422,242	0.2
298,000		JPMorgan Chase & Co., 3.897%, 01/23/2049	268,613	0.1
530,000		JPMorgan Chase & Co., 6.000%, 12/31/2199	540,430	0.2
227,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	226,437	0.1
223,000		Kinder Morgan, Inc./DE, 5.550%, 06/01/2045	227,924	0.1
395,000		Kraft Heinz Foods Co., 3.000%, 06/01/2026	358,858	0.1
164,000		Kroger Co/The, 4.450%, 02/01/2047	150,009	0.1
117,000		Kroger Co/The, 4.650%, 01/15/2048	110,008	0.0
310,000	(1)	Lennar Corp., 4.750%, 11/29/2027	293,725	0.1
370,000		Level 3 Parent LLC, 5.750%, 12/01/2022	373,700	0.1
394,000		Medtronic, Inc., 3.150%, 03/15/2022	393,165	0.1
428,000	(1)	Metropolitan Edison Co., 4.000%, 04/15/2025	427,835	0.2
396,000		Metropolitan Edison Co., 7.700%, 01/15/2019	409,476	0.2
385,000		MGM Resorts International, 4.625%, 09/01/2026	366,231	0.1
404,000		Molson Coors Brewing Co., 3.000%, 07/15/2026	370,505	0.1
453,000		Morgan Stanley, 3.750%, 02/25/2023	454,790	0.2
753,000		Morgan Stanley, 4.100%, 05/22/2023	758,615	0.3
330,000		Murphy Oil Corp., 5.750%, 08/15/2025	330,000	0.1
504,000		Newell Brands, Inc., 2.875%, 12/01/2019	501,237	0.2
462,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/2023	460,844	0.2
265,000		Nordstrom, Inc., 5.000%, 01/15/2044	242,240	0.1
365,000	(1)	Novelis Corp., 5.875%, 09/30/2026	363,175	0.1
170,000	(1)	NRG Energy, Inc., 5.750%, 01/15/2028	168,725	0.1
327,000		Occidental Petroleum Corp., 4.625%, 06/15/2045	344,147	0.1
504,000		Oracle Corp., 2.950%, 05/15/2025	483,166	0.2
160,000		O'Reilly Automotive, Inc., 3.600%, 09/01/2027	152,094	0.1
140,000	(1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	143,675	0.1
283,000		Pfizer, Inc., 2.750%, 06/03/2026	265,912	0.1
598,000		Philip Morris International, Inc., 4.250%, 11/10/2044	580,410	0.2
585,000	(1)	Post Holdings, Inc., 5.000%, 08/15/2026	549,900	0.2
277,000		Qualcomm, Inc., 3.250%, 05/20/2027	254,938	0.1
390,000	(1)	Quicken Loans, Inc., 5.250%, 01/15/2028	357,337	0.1
339,000		Reynolds American, Inc., 6.150%, 09/15/2043	392,992	0.1
585,000		Sabra Health Care L.P. / Sabra Capital Corp., 5.500%, 02/01/2021	598,528	0.2
375,000	(1),(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	349,687	0.1
185,000	(1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	177,253	0.1
150,000	(1)	Sirius XM Radio, Inc., 5.375%, 04/15/2025	149,625	0.1
325,000	(1)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	323,375	0.1
275,000		Southern Co., 2.750%, 06/15/2020	272,603	0.1
226,000		Southwest Airlines Co., 3.450%, 11/16/2027	215,861	0.1
390,000	(1)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	373,425	0.1
310,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 04/15/2025	297,284	0.1
134,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/2024	131,976	0.0

See Accompanying Notes to Financial Statements

4

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
360,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	360,000	0.1
175,000		Teleflex, Inc., 4.625%, 11/15/2027	168,593	0.1
299,000		Time Warner Cable LLC, 5.875%, 11/15/2040	307,007	0.1
350,000		T-Mobile USA, Inc., 4.750%, 02/01/2028	337,243	0.1
130,000		United Rentals North America, Inc., 4.875%, 01/15/2028	123,500	0.0
185,000		United Rentals North America, Inc., 5.500%, 07/15/2025	189,856	0.1
350,000	(1)	Univision Communications, Inc., 5.125%, 02/15/2025	324,083	0.1
250,000		Verizon Communications, Inc., 4.125%, 03/16/2027	249,900	0.1
735,000		Verizon Communications, Inc., 4.522%, 09/15/2048	681,441	0.3
281,000		Viacom, Inc., 4.375%, 03/15/2043	249,322	0.1
430,000		Wells Fargo & Co., 4.100%, 06/03/2026	420,654	0.2
390,000		Western Digital Corp., 4.750%, 02/15/2026	385,125	0.1
270,000	(1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, 03/01/2025	269,433	0.1
			50,713,915	18.6

	Total Corporate Bonds/Notes
	(Cost $83,708,473)		83,389,937	30.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 10.9%
		United States: 10.9%
751,829		Adjustable Rate Mortgage Trust 2006-2 1A1, 3.995%, 05/25/2036	709,695	0.3
526,813		Alternative Loan Trust 2005-51 3A2A, 2.668%, (12MTA + 1.290%), 11/20/2035	509,984	0.2
167,131		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	134,408	0.1
259,440		Alternative Loan Trust 2007-23CB A3, 2.397%, (US0001M + 0.500%), 09/25/2037	172,012	0.1
666,674		CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	587,363	0.2
664,014		CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/2036	644,321	0.2
114,893		Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.397%, (US0001M + 0.500%), 11/25/2035	70,678	0.0
300,000		Countrywide Asset-Backed Certificates 2005-IM1 M1, 2.617%, (US0001M + 0.720%), 11/25/2035	295,916	0.1
375,354	(1)	CSMC Trust 2015-2 B3, 3.932%, 02/25/2045	372,098	0.1
7,145,821	(3)	Fannie Mae 2005-18 SC, 2.753%, (-1.000*US0001M + 4.650%), 03/25/2035	587,772	0.2
4,593,437	(3)	Fannie Mae 2009-106 SA, 4.353%, (-1.000*US0001M + 6.250%), 01/25/2040	633,525	0.2
500,000		Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 4.897%, (US0001M + 3.000%), 10/25/2029	532,462	0.2
500,000		Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.097%, (US0001M + 2.200%), 01/25/2030	508,931	0.2
400,000		Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.297%, (US0001M + 2.400%), 05/25/2030	412,043	0.2
600,000		Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.397%, (US0001M + 2.500%), 05/25/2030	616,847	0.2
151,305		Fannie Mae REMIC Trust 2003-22 BZ, 6.000%, 04/25/2033	160,455	0.1
120,513		Fannie Mae REMIC Trust 2005-74 DK, 16.412%, (-4.000*US0001M + 24.000%), 07/25/2035	168,445	0.1
226,307		Fannie Mae REMIC Trust 2006-104 ES, 23.965%, (-5.000*US0001M + 33.450%), 11/25/2036	370,368	0.1
2,722,354	(3)	Fannie Mae REMIC Trust 2007-36 SN, 4.873%, (-1.000*US0001M + 6.770%), 04/25/2037	431,477	0.2
276,204		Fannie Mae REMIC Trust 2007-55 DS, 10.257%, (-2.500*US0001M + 15.000%), 06/25/2037	290,046	0.1
2,460,906	(3)	Fannie Mae REMIC Trust 2008-53 FI, 4.203%, (-1.000*US0001M + 6.100%), 07/25/2038	210,428	0.1
1,121,312	(3)	Fannie Mae REMIC Trust 2008-58 SM, 4.203%, (-1.000*US0001M + 6.100%), 07/25/2038	151,742	0.1
147,528		Fannie Mae REMIC Trust 2009-66 SL, 9.544%, (-3.333*US0001M + 15.833%), 09/25/2039	169,247	0.1
93,200		Fannie Mae REMIC Trust 2009-66 SW, 9.710%, (-3.333*US0001M + 16.000%), 09/25/2039	108,679	0.0
8,532,943	(3)	Fannie Mae REMIC Trust 2010-123 SL, 4.173%, (-1.000*US0001M + 6.070%), 11/25/2040	1,105,853	0.4
7,137,906	(3)	Fannie Mae REMIC Trust 2011-55 SK, 4.663%, (-1.000*US0001M + 6.560%), 06/25/2041	1,144,338	0.4

See Accompanying Notes to Financial Statements

5

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
3,178,142	(3)	Fannie Mae REMIC Trust 2011-86 NS, 4.053%, (-1.000*US0001M + 5.950%), 09/25/2041	395,737	0.1
1,258,217	(3)	Fannie Mae REMIC Trust 2012-10 US, 4.553%, (-1.000*US0001M + 6.450%), 02/25/2042	167,079	0.1
3,742,095	(3)	Fannie Mae REMIC Trust 2012-24 HS, 4.653%, (-1.000*US0001M + 6.550%), 09/25/2040	482,516	0.2
2,821,774	(3)	Fannie Mae REMIC Trust 2013-31 PI, 4.500%, 02/25/2043	419,278	0.2
1,342,778	(3)	Fannie Mae Series 2007-9 SE, 4.183%, (-1.000*US0001M + 6.080%), 03/25/2037	175,152	0.1
1,995,003	(3)	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/2033	269,551	0.1
304,898	(3)	Freddie Mac REMIC Trust 2303 SY, 6.803%, (-1.000*US0001M + 8.700%), 04/15/2031	61,958	0.0
2,157,127	(3)	Freddie Mac REMIC Trust 2989 GU, 5.103%, (-1.000*US0001M + 7.000%), 02/15/2033	311,569	0.1
1,815,758	(3)	Freddie Mac REMIC Trust 3271 SB, 4.153%, (-1.000*US0001M + 6.050%), 02/15/2037	227,999	0.1
5,066,017	(3)	Freddie Mac REMIC Trust 3424 HI, 4.003%, (-1.000*US0001M + 5.900%), 04/15/2038	636,119	0.2
1,645,858	(3)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	287,537	0.1
2,336,152	(3)	Freddie Mac REMIC Trust 3710 SL, 4.103%, (-1.000*US0001M + 6.000%), 05/15/2036	102,179	0.0
8,009,209	(3)	Freddie Mac REMIC Trust 3856 KS, 4.653%, (-1.000*US0001M + 6.550%), 05/15/2041	1,266,764	0.5
3,032,145	(3)	Freddie Mac REMIC Trust 3925 SD, 4.153%, (-1.000*US0001M + 6.050%), 07/15/2040	340,724	0.1
3,287,783	(3)	Freddie Mac REMIC Trust 3946 SE, 4.753%, (-1.000*US0001M + 6.650%), 02/15/2041	444,917	0.2
5,160,888	(3)	Freddie Mac REMIC Trust 4077 SM, 4.803%, (-1.000*US0001M + 6.700%), 08/15/2040	647,570	0.2
1,717,255	(3)	Freddie Mac REMIC Trust 4152 BI, 4.000%, 12/15/2041	246,022	0.1
3,142,579	(3)	Freddie Mac REMIC Trust 4313 MI, 5.000%, 04/15/2039	590,189	0.2
300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.597%, (US0001M + 4.700%), 04/25/2028	360,352	0.1
400,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.397%, (US0001M + 2.500%), 03/25/2030	415,342	0.2
600,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.547%, (US0001M + 2.650%), 12/25/2029	623,007	0.2
156,051		Freddie Mac Whole Loan Securities Trust 2016-SC02 M1, 3.603%, 10/25/2046	155,750	0.1
111,014		Ginnie Mae Series 2007-37 S, 18.345%, (-3.667*US0001M + 25.300%), 04/16/2037	125,796	0.0
454,930		Ginnie Mae Series 2007-8 SP, 15.897%, (-3.242*US0001M + 22.050%), 03/20/2037	615,656	0.2
2,999,485	(3)	Ginnie Mae Series 2010-116 NS, 4.753%, (-1.000*US0001M + 6.650%), 09/16/2040	396,700	0.1
2,570,772	(3)	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/2038	107,076	0.0
933,013	(3)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/2039	127,764	0.0
5,384,463	(3)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/2026	514,621	0.2
1,487,893	(3)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/2040	201,873	0.1
2,435,905	(3)	Ginnie Mae Series 2013-115 NI, 4.500%, 01/16/2043	408,033	0.2
2,129,871	(3)	Ginnie Mae Series 2013-5 NI, 3.000%, 01/20/2028	183,594	0.1
4,033,804	(3)	Ginnie Mae Series 2015-178 GI, 4.000%, 05/20/2044	665,631	0.2
486,938		GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 2.107%, (US0001M + 0.210%), 04/25/2036	447,536	0.2
393,801	(1)	JP Morgan Mortgage Trust 2017-3 B1, 3.871%, 08/25/2047	388,392	0.1
256,537		Lehman XS Trust Series 2005-5N 1A2, 2.257%, (US0001M + 0.360%), 11/25/2035	228,438	0.1
273,494	(1)	Sequoia Mortgage Trust 2014-3 B3, 3.930%, 10/25/2044	273,320	0.1
384,424	(1)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	388,380	0.1
41,799	(4)	Structured Asset Securities Corp. 2004-4XS 1A6, 5.050%, 02/25/2034	42,551	0.0
16,671,130	(3)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 0.733%, 08/25/2045	379,270	0.1

See Accompanying Notes to Financial Statements

6

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
98,244		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.330%, 10/25/2036	95,998	0.0
366,509		WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.308%, 08/25/2046	347,025	0.1
702,058		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.296%, 12/25/2036	675,662	0.3
223,742		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.110%, 04/25/2037	204,713	0.1
917,102		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	835,136	0.3
240,241		Wells Fargo Alternative Loan 2007-PA2 2A1, 2.327%, (US0001M + 0.430%), 06/25/2037	202,189	0.1
264,228		Wells Fargo Mortgage Backed Securities 2006-8 A15, 6.000%, 07/25/2036	266,618	0.1
337,431		Wells Fargo Mortgage Backed Securities 2006-AR17 A1, 3.629%, 10/25/2036	330,581	0.1
75,228		Wells Fargo Mortgage Backed Securities 2006-AR17 A2, 3.629%, 10/25/2036	73,701	0.0
441,423		Wells Fargo Mortgage Backed Securities 2006-AR7 2A1, 4.129%, 05/25/2036	451,877	0.2
442,725		Wells Fargo Mortgage Backed Securities 2006-AR8 3A2, 3.773%, 04/25/2036	440,161	0.2
569,716	(1)	WinWater Mortgage Loan Trust 2015-5 B4, 3.798%, 08/20/2045	545,604	0.2

	Total Collateralized Mortgage Obligations
	(Cost $29,631,262)		29,690,340	10.9

ASSET-BACKED SECURITIES: 4.8%
		Cayman Islands: 3.5%
640,000	(1)	ALM VII R-2 Ltd. 2013-7R2A A2R, 4.348%, (US0003M + 2.000%), 10/15/2027	641,759	0.2
430,000	(1)	Apidos CLO XI 2012-11A BR, 4.303%, (US0003M + 1.950%), 01/17/2028	430,896	0.2
390,000	(1)	Apidos CLO XVII 2014-17A A2R, 4.203%, (US0003M + 1.850%), 04/17/2026	390,044	0.1
680,000	(1)	Apidos CLO XVII 2014-17A BR, 4.853%, (US0003M + 2.500%), 04/17/2026	680,012	0.3
250,000	(1)	ArrowMark Colorado Holdings 2017-7A C, 3.504%, (US0003M + 1.900%), 07/15/2030	247,394	0.1
400,000	(1)	Avery Point IV CLO Ltd. 2014-1A CR, 4.710%, (US0003M + 2.350%), 04/25/2026	400,897	0.1
250,000	(1)	Babson CLO Ltd. 2014-IA BR, 4.559%, (US0003M + 2.200%), 07/20/2025	250,388	0.1
930,000	(1)	BlueMountain CLO 2012-2A BR, 3.785%, (US0003M + 1.900%), 11/20/2028	932,583	0.3
600,000	(1)	BlueMountain CLO 2014-4A B1R, 3.834%, (US0003M + 1.850%), 11/30/2026	600,163	0.2
550,000	(1)	BlueMountain CLO 2014-4A CR, 4.534%, (US0003M + 2.550%), 11/30/2026	552,075	0.2
1,160,000	(1)	Bristol Park CLO Ltd. 2016-1A B, 4.248%, (US0003M + 1.900%), 04/15/2029	1,165,505	0.4
530,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2012-4A BR, 4.259%, (US0003M + 1.900%), 01/20/2029	531,537	0.2
500,000	(1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 4.612%, (US0003M + 2.250%), 07/23/2030	500,963	0.2
950,000	(1)	Dryden 33 Senior Loan Fund 2014-33A BR, 4.198%, (US0003M + 1.850%), 10/15/2028	952,344	0.4
250,000	(1)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 4.448%, (US0003M + 2.100%), 04/15/2026	250,102	0.1
630,000	(1)	Palmer Square Loan Funding 2017-1A D Ltd., 7.198%, (US0003M + 4.850%), 10/15/2025	615,087	0.2
250,000	(1)	Palmer Square Loan Funding 2018-1A C Ltd., 4.073%, (US0003M + 1.850%), 04/15/2026	245,354	0.1
250,000	(1)	THL Credit Wind River 2017-4A C CLO Ltd., 3.635%, (US0003M + 1.750%), 11/20/2030	250,034	0.1
			9,637,137	3.5

		United States: 1.3%
570,022	(4)	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 4.985%, 03/25/2036	415,404	0.2
1,180,000	(1)	Invitation Homes 2018-SFR1 D Trust, 3.346%, (US0001M + 1.450%), 03/17/2037	1,183,762	0.4
300,000	(1)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	289,041	0.1
300,000	(1)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	289,055	0.1

See Accompanying Notes to Financial Statements

7

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		United States: (continued)
1,160,000	(1)	OHA Loan Funding Ltd. 2016-1A B1, 4.159%, (US0003M + 1.800%), 01/20/2028	1,162,520	0.4
200,000	(1)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	186,697	0.1
			3,526,479	1.3

	Total Asset-Backed Securities
	(Cost $13,193,125)		13,163,616	4.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.3%
		Federal Home Loan Mortgage Corporation: 0.3%(5)
251,203		4.000%, 09/01/2045	257,131	0.1
183,348		4.000%, 09/01/2045	187,682	0.1
378,727		4.000%, 05/01/2046	387,685	0.1
			832,498	0.3

		Federal National Mortgage Association: 0.6%(5)
145,097		2.500%, 06/01/2030	141,708	0.1
94,323		2.500%, 06/01/2030	92,120	0.0
61,937		2.500%, 07/01/2030	60,489	0.0
290,419		4.000%, 05/01/2045	296,546	0.1
352,727		4.500%, 12/01/2040	371,442	0.1
164,520		4.500%, 12/01/2040	173,247	0.1
354,565		5.000%, 05/01/2041	379,877	0.1
189,388		5.000%, 06/01/2041	203,780	0.1
			1,719,209	0.6

		Government National Mortgage Association: 0.4%
257,573		4.500%, 08/20/2041	270,659	0.1
353,747		5.140%, 10/20/2060	361,120	0.2
276,202		5.310%, 10/20/2060	281,424	0.1
30,835		5.500%, 03/20/2039	33,325	0.0
			946,528	0.4

	Total U.S. Government Agency Obligations
	(Cost $3,571,555)		3,498,235	1.3

COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.5%
		United States: 9.5%
7,864,069	(3)	BANK 2017-BNK5 XA, 1.242%, 06/15/2060	537,976	0.2
246,909		Banc of America Commercial Mortgage Trust 2007-3 B, 5.871%, 06/10/2049	248,935	0.1
2,416,976	(3)	Barclays Commercial Mortgage Trust 2017-C1 XA, 1.687%, 02/15/2050	238,834	0.1
100,150	(1)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/2041	100,225	0.0
126,000	(1)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/2041	125,356	0.1
127,000	(1)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/2041	124,973	0.1
260,000	(1)	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.912%, 04/12/2038	268,896	0.1
640,984	(1)	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/2018	639,762	0.2
3,378,717	(3)	CD 2016-CD1 Mortgage Trust XA, 1.567%, 08/10/2049	289,605	0.1
14,639,567	(3)	CFCRE Commercial Mortgage Trust 2016-C7 XA, 0.932%, 12/10/2054	769,459	0.3
8,245,654	(3)	Citigroup Commercial Mortgage Trust 2013-GC15 XA, 1.294%, 09/10/2046	262,590	0.1
8,581,000	(3)	Citigroup Commercial Mortgage Trust 2016-C2 XB, 0.998%, 08/10/2049	527,888	0.2
3,620,788	(3)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.272%, 10/12/2050	268,788	0.1
230,000		Citigroup Commercial Mortgage Trust 2017-P8 C, 4.414%, 09/15/2050	224,424	0.1
5,441,048	(3)	COMM 2012-CR1 XA, 2.051%, 05/15/2045	329,544	0.1
17,577,335	(1),(3)	COMM 2012-LTRT XA, 1.131%, 10/05/2030	578,465	0.2
11,333,360	(3)	COMM 2013-CCRE13 XA, 1.058%, 11/10/2046	342,480	0.1
5,494,679	(3)	COMM 2014-UBS2 XA, 1.514%, 03/10/2047	270,803	0.1
300,000		COMM 2016-COR1 C, 4.540%, 10/10/2049	290,912	0.1
7,314,174	(3)	COMM 2016-CR28 XA, 0.682%, 02/10/2049	282,215	0.1
1,000,000		COMM 2017-COR2 C, 4.715%, 09/10/2050	996,351	0.4
13,044,234	(3)	CSAIL 2017-CX9 XA Commercial Mortgage Trust, 1.039%, 09/15/2050	634,318	0.2
350,000	(1),(6)	DBRR Re-REMIC Trust 2015-FRR1 B711 0.00%, 08/28/2045	328,630	0.1
3,747,999	(1),(3)	DBUBS 2011-LC1A XA, 0.906%, 11/10/2046	50,055	0.0
370,000	(1)	DBUBS 2011-LC2A D, 5.719%, 07/10/2044	382,952	0.1
530,000	(1)	DBJPM 16-C3 Mortgage Trust, 3.635%, 09/10/2049	441,111	0.2
6,440,000	(3)	Freddie Mac Multifamily Structured Pass Through Certificates K010 X3, 4.781%, 11/25/2044	685,625	0.3
4,300,000	(3)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.910%, 01/25/2043	308,531	0.1
11,825,932	(3)	Freddie Mac Multifamily Structured Pass Through Certificates K704 X1, 2.077%, 08/25/2018	22,544	0.0
8,087,203	(3)	Freddie Mac Multifamily Structured Pass Through Certificates K711 X3, 1.675%, 08/25/2040	164,460	0.1

See Accompanying Notes to Financial Statements

8

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Principal Amount†				Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
			United States: (continued)
	354,000	(1)	FREMF 2013-K30 C Mortgage Trust, 3.669%, 06/25/2045	341,973	0.1
	396,050	(1)	GCCFC Commercial Mortgage Trust 2004-GG1 F, 6.598%, 06/10/2036	392,972	0.1
	450,000	(1)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	405,119	0.2
	4,433,428	(3)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.407%, 05/10/2045	241,238	0.1
	6,203,884	(3)	GS Mortgage Securities Trust 2013-GC16 XA, 1.561%, 11/10/2046	227,697	0.1
	1,500,000	(1)	GS Mortgage Securities Trust 2016-GS4 E, 3.924%, 11/10/2049	1,054,453	0.4
	7,783,736	(3)	GS Mortgage Securities Trust 2017-GS6 XA, 1.196%, 05/10/2050	592,981	0.2
	5,790,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.413%, 12/15/2047	82,052	0.0
	455,256		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.463%, 06/12/2041	463,502	0.2
	10,926,033	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.653%, 06/15/2045	464,343	0.2
	750,000		JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 C, 4.272%, 12/15/2047	735,452	0.3
	770,000	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 D, 4.187%, 01/15/2046	724,671	0.3
	735,000		JPMBB Commercial Mortgage Securities Trust 2014-C18 AS, 4.439%, 02/15/2047	759,452	0.3
	1,213,880	(1)	JPMBB Commercial Mortgage Securities Trust 2014-C24 ESK, 9.989%, 11/15/2047	1,200,595	0.4
	1,120,000	(1)	JPMCC Commercial Mortgage Securities Trust 2017-JP6 D, 4.755%, 07/15/2050	1,075,018	0.4
	61,205	(1)	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.851%, 02/15/2040	60,989	0.0
	640,000		LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/2040	626,520	0.2
	5,809,426	(1),(3)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.390%, 03/10/2050	269,305	0.1
	21,550,000	(1),(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XB, 0.586%, 12/15/2047	621,472	0.2
	930,000	(1)	Morgan Stanley Capital I Trust 2011-C1 E, 5.600%, 09/15/2047	963,778	0.4
	9,109,127	(1),(3)	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 2.055%, 08/10/2049	611,854	0.2
	13,371,394	(3)	Wells Fargo Commercial Mortgage Trust 2016-C37, 1.175%, 12/15/2049	720,788	0.3
	630,000	(1)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.414%, 03/15/2045	483,674	0.2
	990,000	(1)	WFRBS Commercial Mortgage Trust 2013-C11 G, 4.414%, 03/15/2045	384,323	0.1
	1,962,769	(1),(3)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.417%, 03/15/2048	92,041	0.0
	13,301,819	(3)	WFRBS Commercial Mortgage Trust 2013-C16 XA, 1.009%, 09/15/2046	395,177	0.1
	11,074,047	(3)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 1.170%, 03/15/2046	293,853	0.1
	16,640,620	(3)	WFRBS Commercial Mortgage Trust 2014-C19 XA, 1.283%, 03/15/2047	740,373	0.3

		Total Commercial Mortgage-Backed Securities
		(Cost $26,015,911)		25,762,372	9.5

U.S. TREASURY OBLIGATIONS: 7.4%
			U.S. Treasury Bonds: 1.0%
	386,000		2.750%, 02/15/2028	379,524	0.2
	2,429,000		2.750%, 11/15/2047	2,258,021	0.8
	6,000		3.000%, 11/15/2045	5,878	0.0
				2,643,423	1.0

			U.S. Treasury Notes: 6.4%
	1,910,000		1.250%, 03/31/2019	1,892,728	0.7
	45,000		1.375%, 01/31/2021	43,530	0.0
	190,000		1.625%, 03/31/2019	188,898	0.1
	22,000		1.750%, 01/31/2023	20,992	0.0
	3,846,000		1.875%, 03/31/2022	3,724,986	1.4
	1,900,000		2.125%, 03/31/2024	1,824,037	0.7
	2,115,000		2.375%, 04/30/2020	2,110,374	0.8
	1,397,000		2.375%, 04/15/2021	1,387,341	0.5
	1,274,000		2.750%, 04/30/2023	1,271,387	0.4
	5,098,000		2.875%, 04/30/2025	5,086,649	1.8
				17,550,922	6.4

		Total U.S. Treasury Obligations
		(Cost $20,381,448)		20,194,345	7.4

FOREIGN GOVERNMENT BONDS: 24.5%
			Argentina: 1.1%
ARS	4,000,000		Argentine Bonos del Tesoro, 18.200%, 10/03/2021	185,784	0.1
ARS	15,828,000		Argentine Bonos del Tesoro, 21.200%, 09/19/2018	745,685	0.3
ARS	5,547,000		Argentine Bonos del Tesoro, 21.200%, 09/19/2018	263,183	0.1
	1,420,000		Argentine Republic Government International Bond, 6.875%, 04/22/2021	1,492,952	0.5

See Accompanying Notes to Financial Statements

9

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
			Argentina: (continued)
	275,000		Argentine Republic Government International Bond, 6.875%, 01/26/2027	274,038	0.1
				2,961,642	1.1

			Brazil: 2.2%
BRL	13,987,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2021	4,190,403	1.5
BRL	5,100,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2023	1,514,909	0.6
	250,000		Brazilian Government International Bond, 6.000%, 04/07/2026	270,875	0.1
				5,976,187	2.2

			Canada: 0.3%
CAD	880,000		Canadian Government Bond, 3.500%, 12/01/2045	837,102	0.3

			Chile: 0.3%
CLP	555,000,000		Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	915,919	0.3

			Colombia: 0.5%
	529,000		Colombia Government International Bond, 2.625%, 03/15/2023	501,426	0.2
	618,000		Colombia Government International Bond, 8.125%, 05/21/2024	751,951	0.3
				1,253,377	0.5

			Croatia: 0.1%
	300,000		Croatia Government International Bond, 6.375%, 03/24/2021	322,377	0.1

			Dominican Republic: 0.2%
	461,000	(1)	Dominican Republic International Bond, 6.600%, 01/28/2024	492,118	0.2

			Ecuador: 0.2%
	500,000		Republic of Ecuador, 7.875%, 01/23/2028	444,375	0.2

			Egypt: 0.1%
	300,000		Egypt Government International Bond, 6.125%, 01/31/2022	308,430	0.1

			Germany: 1.0%
EUR	120,000		Bundesobligation, 10/08/2021	146,640	0.1
EUR	40,000		Bundesrepublik Deutschland Bundesanleihe, 1.000%, 08/15/2025	50,934	0.0
EUR	1,570,000		Bundesrepublik Deutschland Bundesanleihe, 2.500%, 08/15/2046	2,486,886	0.9
EUR	30,000		Bundesrepublik Deutschland Bundesanleihe, 08/15/2026	35,121	0.0
EUR	50,000		Bundesschatzanweisungen, 12/14/2018	60,623	0.0
				2,780,204	1.0

			Hungary: 0.5%
EUR	850,000		Hungary Government International Bond, 1.750%, 10/10/2027	1,042,974	0.4
	226,000		Hungary Government International Bond, 5.375%, 02/21/2023	242,267	0.1
	110,000		Hungary Government International Bond, 7.625%, 03/29/2041	155,300	0.0
				1,440,541	0.5

			Indonesia: 1.6%
	300,000	(1)	Indonesia Government International Bond, 4.125%, 01/15/2025	300,101	0.1
	650,000	(1)	Indonesia Government International Bond, 4.750%, 01/08/2026	671,728	0.2
IDR	6,513,000,000		Indonesia Treasury Bond, 7.500%, 08/15/2032	479,141	0.2
IDR	36,000,000,000		Indonesia Treasury Bond, 10.250%, 07/15/2022	2,923,989	1.1
				4,374,959	1.6

			Italy: 7.3%
EUR	5,420,000		Italy Buoni Poliennali Del Tesoro, 2.200%, 06/01/2027	6,846,156	2.5
EUR	8,800,000		Italy Buoni Poliennali Del Tesoro, 4.500%, 03/01/2026	13,079,874	4.8
				19,926,030	7.3

			Ivory Coast: 0.1%
	307,125	(4)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	294,863	0.1

			Lebanon: 0.1%
	244,000		Lebanon Government International Bond, 6.000%, 01/27/2023	231,336	0.1

			Mexico: 1.6%
MXN	61,900,000		Mexican Bonos, 6.500%, 06/10/2021	3,232,778	1.2
MXN	18,590,000		Mexican Bonos, 7.750%, 05/29/2031	1,008,780	0.4
	175,000	(2)	Mexico Government International Bond, 4.000%, 10/02/2023	177,078	0.0
				4,418,636	1.6

			Morocco: 0.1%
	200,000		Morocco Government International Bond, 4.250%, 12/11/2022	201,427	0.1

			Nigeria: 0.1%
	200,000		Nigeria Government International Bond, 7.875%, 02/16/2032	215,914	0.1

See Accompanying Notes to Financial Statements

10

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
			Panama: 0.2%
	200,000		Panama Government International Bond, 3.875%, 03/17/2028	197,000	0.1
	315,000		Panama Government International Bond, 6.700%, 01/26/2036	390,600	0.1
				587,600	0.2

			Peru: 0.5%
	75,000		Peruvian Government International Bond, 5.625%, 11/18/2050	87,788	0.0
PEN	4,000,000		Peruvian Government International Bond, 6.350%, 08/12/2028	1,337,024	0.5
				1,424,812	0.5

			Poland: 0.9%
PLN	7,500,000		Republic of Poland Government Bond, 3.250%, 07/25/2025	2,193,577	0.8
	375,000		Republic of Poland Government International Bond, 3.250%, 04/06/2026	365,402	0.1
				2,558,979	0.9

			Romania: 0.0%
EUR	110,000		Romanian Government International Bond, 3.375%, 02/08/2038	130,874	0.0

			Russia: 2.5%
RUB	86,000,000		Russian Federal Bond - OFZ, 7.500%, 08/18/2021	1,402,877	0.5
RUB	94,000,000		Russian Federal Bond - OFZ, 7.600%, 07/20/2022	1,539,892	0.6
RUB	192,000,000		Russian Federal Bond - OFZ, 7.750%, 09/16/2026	3,170,938	1.2
	600,000	(1)	Russian Foreign Bond - Eurobond, 4.875%, 09/16/2023	622,200	0.2
				6,735,907	2.5

			Saudi Arabia: 0.2%
	200,000	(1)	KSA Sukuk Ltd., 3.628%, 04/20/2027	189,657	0.1
	275,000	(1)	Saudi Government International Bond, 4.500%, 04/17/2030	271,744	0.1
				461,401	0.2

			Sri Lanka: 0.1%
	200,000	(1)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	203,260	0.1

			Turkey: 0.2%
	461,000		Turkey Government International Bond, 7.375%, 02/05/2025	506,191	0.2

			Ukraine: 0.2%
	525,000		Ukraine Government International Bond, 7.375%, 09/25/2032	484,313	0.2

			United Kingdom: 2.2%
GBP	1,020,000		United Kingdom Gilt, 2.000%, 09/07/2025	1,480,420	0.5
GBP	2,480,000		United Kingdom Gilt, 3.500%, 01/22/2045	4,600,003	1.7
				6,080,423	2.2

			Uruguay: 0.1%
	75,000		Uruguay Government International Bond, 4.375%, 10/27/2027	75,797	0.0
	75,000		Uruguay Government International Bond, 7.625%, 03/21/2036	97,897	0.1
				173,694	0.1

			Vietnam: 0.0%
	125,000		Vietnam Government International Bond, 6.750%, 01/29/2020	131,708	0.0

		Total Foreign Government Bonds
		(Cost $67,305,931)		66,874,599	24.5

	Value	Percentage of Net Assets
PURCHASED OPTIONS (7): 0.3%
Total Purchased Options
(Cost $1,254,618)	915,997	0.3

Total Long-Term Investments
(Cost $245,062,323)	243,489,441	89.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 10.6%
	Commercial Paper: 6.5%
5,000,000	Consolidated E., 2.050%, 05/04/2018	4,998,888	1.9
5,000,000	Duke Energy Co., 2.230%, 05/03/2018	4,999,094	1.9
5,000,000	Glaxosmithklin, 1.820%, 05/09/2018	4,997,772	1.8
2,500,000	Marriott Intl., 2.220%, 05/01/2018	2,499,850	0.9
		17,495,604	6.5

	Securities Lending Collateral(8): 0.8%
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 04/30/18, 1.71%, due 05/01/18 (Repurchase Amount $1,000,047, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,020,000, due 05/25/18-03/20/68)	1,000,000	0.3

See Accompanying Notes to Financial Statements

11

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(8): (continued)
1,000,000	HSBC Securities USA, Repurchase Agreement dated 04/30/18, 1.72%, due 05/01/18 (Repurchase Amount $1,000,047, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $1,020,001, due 03/01/22-04/01/48)	1,000,000	0.4
280,391	Nomura Securities, Repurchase Agreement dated 04/30/18, 1.72%, due 05/01/18 (Repurchase Amount $280,404, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $285,999, due 08/15/18-02/15/48)	280,391	0.1
		2,280,391	0.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.3%
9,006,000	(9) Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.610%
	(Cost $9,006,000)	9,006,000	3.3

	Total Short-Term Investments
	(Cost $28,783,023)	28,781,996	10.6

	Total Investments in Securities (Cost $273,845,346)	$272,271,436	99.9
	Assets in Excess of Other Liabilities	223,539	0.1
	Net Assets	$272,494,975	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(4)	Security has certain features based on future events that may cause the coupon to change. Rate shown is the rate in effect as of April 30, 2018.
(5)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(6)	Represents a zero coupon bond. Rate shown reflects the effective yield as of April 30, 2018.
(7)	The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.
(8)	Represents securities purchased with cash collateral received for securities on loan.
(9)	Rate shown is the 7-day yield as of April 30, 2018.

ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
EUR	EU Euro
GBP	British Pound
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

12

Voya Global Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.3%
		Australia: 1.7%
82,159		National Australia Bank Ltd.	1,786,053	0.7
44,386		Newcrest Mining Ltd.	703,514	0.3
36,501		Sonic Healthcare Ltd.	647,169	0.2
236,857		Telstra Corp., Ltd.	563,155	0.2
454,185		Vicinity Centres	831,599	0.3
			4,531,490	1.7

		Belgium: 0.3%
6,260		Groupe Bruxelles Lambert S.A.	715,561	0.3

		Canada: 4.3%
60,200		AltaGas Ltd.	1,160,442	0.4
20,200		Bank of Montreal	1,534,096	0.6
24,500		Bank of Nova Scotia	1,505,931	0.6
14,200		BCE, Inc.	602,639	0.2
19,900		Canadian Imperial Bank of Commerce - XTSE	1,733,258	0.7
42,900		CI Financial Corp.	902,806	0.3
29,200		Great-West Lifeco, Inc.	778,470	0.3
14,800		Industrial Alliance Insurance & Financial Services, Inc.	621,647	0.2
30,000		National Bank Of Canada	1,424,822	0.5
52,200		Shaw Communications, Inc. - Class B	1,072,906	0.4
8,900		TELUS Corp.	318,513	0.1
			11,655,530	4.3

		China: 0.6%
307,500		BOC Hong Kong Holdings Ltd.	1,589,629	0.6
12,100,000	(1),(2)	China Hongxing Sports Ltd.	–	–
			1,589,629	0.6

		Denmark: 0.7%
37,590		Novo Nordisk A/S	1,767,781	0.7

		Finland: 0.7%
29,711		Nokian Renkaat OYJ	1,188,791	0.4
25,971		Orion Oyj	787,717	0.3
			1,976,508	0.7

		France: 2.5%
6,936	(2)	Arkema SA	908,577	0.3
32,666		Bouygues SA	1,666,131	0.6
7,834		Cie Generale des Etablissements Michelin SCA	1,101,639	0.4
78,849		Credit Agricole SA	1,298,433	0.5
6,718	(2)	Fonciere Des Regions	751,331	0.3
37,437		Lagardere SCA	1,070,738	0.4
			6,796,849	2.5

		Germany: 4.2%
2,512		Allianz SE	594,147	0.2
16,827		Bayer AG	2,011,153	0.7
17,555	(3)	Covestro AG	1,595,131	0.6
17,161		Deutsche Lufthansa AG	498,788	0.2
40,905		Deutsche Post AG	1,775,456	0.7
39,263		Evonik Industries AG	1,395,020	0.5
19,034		Hugo Boss AG	1,784,355	0.7
6,250		MAN SE	720,389	0.3
23,262		ProSiebenSat.1 Media SE	843,899	0.3
			11,218,338	4.2

		Hong Kong: 1.2%
32,400		Hang Seng Bank Ltd.	820,689	0.3
624,000		HKT Trust / HKT Ltd.	820,988	0.3
163,000		Power Assets Holdings Ltd.	1,213,884	0.5
598,000		PCCW Ltd.	369,655	0.1
			3,225,216	1.2

		Ireland: 0.7%
23,900		Medtronic PLC	1,915,107	0.7

		Israel: 1.1%
54,481		Bank Hapoalim BM	372,073	0.1
256,073		Bank Leumi Le-Israel BM	1,510,742	0.6
511,047		Bezeq Israeli Telecommunication Corp., Ltd.	644,959	0.2
112,662		Israel Chemicals Ltd.	503,471	0.2
			3,031,245	1.1

		Japan: 9.1%
2,800		ABC-Mart, Inc.	184,532	0.1
35,000		Aozora Bank Ltd.	1,411,957	0.5
109,500		Astellas Pharma, Inc.	1,601,573	0.6
40,800		Canon, Inc.	1,403,487	0.5
32,600		Fuji Film Holdings Corp.	1,311,045	0.5
43,300		Japan Airlines Co. Ltd.	1,708,811	0.6
115,300		Japan Post Bank Co. Ltd.	1,566,208	0.6
302		Japan Retail Fund Investment Corp.	566,189	0.2
43,400		Japan Tobacco, Inc.	1,166,644	0.4
32,500		Kamigumi Co., Ltd.	731,627	0.3
21,700		Lawson, Inc.	1,433,526	0.5
13,700		McDonald's Holdings Co. Japan Ltd.	641,131	0.2
16,400		MEIJI Holdings Co., Ltd.	1,315,287	0.5
29,600		Mixi, Inc.	972,859	0.4
62,900		NTT DoCoMo, Inc.	1,624,959	0.6
10,900		Obic Co., Ltd.	912,998	0.3
13,800		Oracle Corp. Japan	1,133,637	0.4
30,000		Sankyo Co., Ltd.	1,051,715	0.4
40,900		Seven & I Holdings Co., Ltd.	1,802,087	0.7
13,500		Sundrug Co., Ltd.	694,482	0.3
30,400		Takeda Pharmaceutical Co., Ltd.	1,280,145	0.5
			24,514,899	9.1

		Luxembourg: 0.4%
13,954		RTL Group SA	1,148,266	0.4

		Netherlands: 4.0%
105,378		ING Groep NV	1,775,672	0.6
75,042		Koninklijke Ahold Delhaize NV	1,810,348	0.7
16,300		LyondellBasell Industries NV - Class A	1,723,399	0.7
40,243		NN Group NV	1,928,632	0.7

See Accompanying Notes to Financial Statements

13

Voya Global Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Netherlands: (continued)
99,758	Royal Dutch Shell PLC - Class A	3,470,724	1.3
		10,708,775	4.0

	New Zealand: 0.3%
282,676	Spark New Zealand Ltd.	686,461	0.3

	Norway: 0.6%
73,501	Marine Harvest	1,599,960	0.6

	Panama: 0.5%
11,400	Copa Holdings S.A.- Class A	1,335,738	0.5

	Portugal: 0.4%
59,284	Jeronimo Martins SGPS SA	1,039,662	0.4

	Singapore: 1.5%
802,200	CapitaLand Mall Trust	1,266,808	0.4
1,803,100	Hutchison Port Holdings Trust	604,039	0.2
98,400	Oversea-Chinese Banking Corp., Ltd.	1,016,333	0.4
118,800	SATS Ltd	493,661	0.2
290,000	Singapore Technologies Engineering Ltd.	758,882	0.3
		4,139,723	1.5

	Spain: 0.7%
58,120	Endesa S.A.	1,355,369	0.5
30,899	Red Electrica Corp. SA	643,638	0.2
		1,999,007	0.7

	Switzerland: 2.3%
6,851	Kuehne & Nagel International AG	1,066,673	0.4
18,669	Nestle SA	1,446,289	0.5
8,593	Roche Holding AG	1,909,257	0.7
5,746	Zurich Insurance Group AG	1,835,477	0.7
		6,257,696	2.3

	United Kingdom: 5.2%
149,923	Aviva PLC	1,089,298	0.4
12,769	Berkeley Group Holdings PLC	714,864	0.3
301,704	Direct Line Insurance Group PLC	1,550,252	0.6
91,983	GlaxoSmithKline PLC	1,844,930	0.7
41,192	Imperial Brands PLC	1,473,845	0.5
104,285	Investec PLC - INVP - GBP	824,981	0.3
361,985	Marks & Spencer Group PLC	1,431,315	0.5
42,558	Persimmon PLC	1,589,783	0.6
202,874	Royal Mail PLC	1,617,923	0.6
103,035	Standard Life Aberdeen PLC	515,456	0.2
107,984	Taylor Wimpey PLC	284,382	0.1
415,478	Vodafone Group PLC	1,212,462	0.4
		14,149,491	5.2

	United States: 55.3%
4,500	3M Co.	874,755	0.3
4,200	Accenture PLC	635,040	0.2
142,300	AES Corp.	1,741,752	0.6
40,500	Aflac, Inc.	1,845,585	0.7
75,900	AGNC Investment Corp.	1,436,028	0.5
9,000	Air Products & Chemicals, Inc.	1,460,610	0.5
15,800	Ameren Corp.	926,196	0.3
18,900	Amphenol Corp.	1,582,119	0.6
130,500	Annaly Capital Management, Inc.	1,353,285	0.5
85,400	Apple Hospitality REIT, Inc.	1,536,346	0.6
25,700	Apple, Inc.	4,247,182	1.6
76,800	AT&T, Inc.	2,511,360	0.9
4,500	AvalonBay Communities, Inc.	733,500	0.3
7,300	Avery Dennison Corp.	765,113	0.3
26,200	Best Buy Co., Inc.	2,005,086	0.7
5,500	Boeing Co.	1,834,580	0.7
35,500	Bristol-Myers Squibb Co.	1,850,615	0.7
14,200	Broadridge Financial Solutions, Inc. ADR	1,522,382	0.6
10,800	Camden Property Trust	922,320	0.3
12,700	Carnival Corp.	800,862	0.3
55,200	Centerpoint Energy, Inc.	1,398,216	0.5
21,600	Chevron Corp.	2,702,376	1.0
83,300	Chimera Investment Corp.	1,456,917	0.5
72,100	Cisco Systems, Inc.	3,193,309	1.2
17,200	Consolidated Edison, Inc.	1,378,236	0.5
11,700	Convergys Corp.	273,312	0.1
16,100	Darden Restaurants, Inc.	1,495,046	0.6
23,900	Eli Lilly & Co.	1,937,573	0.7
3,800	Equity Lifestyle Properties, Inc.	338,808	0.1
5,400	Everest Re Group Ltd.	1,256,418	0.5
21,300	Expeditors International Washington, Inc.	1,360,218	0.5
15,800	Extra Space Storage, Inc.	1,415,522	0.5
45,400	Exxon Mobil Corp.	3,529,850	1.3
17,700	Fidelity National Information Services, Inc.	1,680,969	0.6
51,200	FirstEnergy Corp.	1,761,280	0.7
58,300	H&R Block, Inc.	1,611,995	0.6
16,300	Home Depot, Inc.	3,012,240	1.1
14,200	Honeywell International, Inc.	2,054,456	0.8
83,800	HP, Inc.	1,800,862	0.7
6,300	Humana, Inc.	1,853,334	0.7
59,400	Intel Corp.	3,066,228	1.1
15,700	InterDigital, Inc.	1,168,865	0.4
15,700	International Business Machines Corp.	2,275,872	0.8
35,900	Iron Mountain, Inc.	1,218,446	0.5
8,300	JM Smucker Co.	946,864	0.4
28,600	Johnson & Johnson	3,617,614	1.3
11,700	Kimberly-Clark Corp.	1,211,418	0.5
15,200	KLA-Tencor Corp.	1,546,448	0.6
24,500	Kohl's Corp.	1,521,940	0.6
5,900	Lockheed Martin Corp.	1,892,956	0.7
25,900	Maxim Integrated Products	1,411,550	0.5
14,600	McDonald's Corp.	2,444,624	0.9
192,300	MFA Financial, Inc.	1,446,096	0.5
9,500	Microsoft Corp.	888,440	0.3

See Accompanying Notes to Financial Statements

14

Voya Global Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
15,000	Monsanto Co.	1,880,550	0.7
14,400	Motorola Solutions, Inc.	1,581,552	0.6
38,600	Newmont Mining Corp.	1,516,594	0.6
5,200	Northrop Grumman Corp.	1,674,608	0.6
21,600	Omnicom Group	1,591,056	0.6
50,400	Oracle Corp.	2,301,768	0.9
23,600	Paychex, Inc.	1,429,452	0.5
19,800	PepsiCo, Inc.	1,998,612	0.7
80,300	Pfizer, Inc.	2,939,783	1.1
21,800	Philip Morris International, Inc.	1,787,600	0.7
15,800	Phillips 66	1,758,698	0.7
64,200	Plains GP Holdings L.P.	1,554,924	0.6
17,600	Procter & Gamble Co.	1,273,184	0.5
6,000	Public Storage, Inc.	1,210,680	0.5
13,900	Quest Diagnostics, Inc.	1,406,680	0.5
8,500	Raytheon Co.	1,741,990	0.7
20,700	Republic Services, Inc.	1,338,876	0.5
7,100	Service Corp. International	259,221	0.1
69,300	Starwood Property Trust, Inc.	1,452,528	0.5
14,500	T. Rowe Price Group, Inc.	1,650,390	0.6
27,400	Target Corp.	1,989,240	0.7
20,900	Texas Instruments, Inc.	2,119,887	0.8
2,800	Time Warner, Inc.	265,440	0.1
17,500	Total System Services, Inc.	1,471,050	0.5
21,600	Tyson Foods, Inc.	1,514,160	0.6
13,100	UnitedHealth Group, Inc.	3,096,840	1.2
38,700	US Bancorp	1,952,415	0.7
3,200	Vail Resorts, Inc.	733,792	0.3
18,000	Valero Energy Corp.	1,996,740	0.7
26,600	Walmart, Inc.	2,353,036	0.9
8,200	Walt Disney Co.	822,706	0.3
20,300	Waste Management, Inc.	1,650,187	0.6
44,800	Wells Fargo & Co.	2,327,808	0.9
8,400	Western Digital Corp.	661,836	0.2
81,700	Western Union Co.	1,613,575	0.6
21,500	Xilinx, Inc.	1,381,160	0.5
		149,051,632	55.3

	Total Common Stock
	(Cost $264,488,510)	265,054,564	98.3

EXCHANGE-TRADED FUNDS: 1.4%
29,861	iShares MSCI EAFE Index Fund	2,112,367	0.8
6,190	SPDR Trust Series 1	1,637,317	0.6

	Total Exchange-Traded Funds
	(Cost $3,771,146)	3,749,684	1.4

	Total Long-Term Investments
	(Cost $268,259,656)	268,804,248	99.7

SHORT-TERM INVESTMENTS: 0.0%
	Mutual Funds: 0.0%
96,620	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.590%
	(Cost $96,620)	96,620	0.0

	Total Short-Term Investments
	(Cost $96,620)	96,620	0.0

	Total Investments in Securities (Cost $268,356,276)	$268,900,868	99.7
	Assets in Excess of Other Liabilities	703,438	0.3
	Net Assets	$269,604,306	100.0

ADR	American Depositary Receipt
(1)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Rate shown is the 7-day yield as of April 30, 2018.

See Accompanying Notes to Financial Statements

15

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Australia: 4.5%
92,252		ALS Ltd.	538,378	0.3
160,962	(1)	Amaysim Australia Ltd.	144,810	0.1
64,318		Ausdrill Ltd.	134,528	0.1
538,640		Beach Energy Ltd.	635,271	0.3
30,091		BT Investment Management Ltd.	206,729	0.1
106,283		Charter Hall Group	470,386	0.2
183,776		Cleanaway Waste Management Ltd.	218,242	0.1
2,566	(2)	Clinuvel Pharmaceuticals Ltd.	22,699	0.0
10,505		Codan Ltd./Australia	19,454	0.0
107,382		CSR Ltd.	453,085	0.2
31,294		Data#3 Ltd.	39,797	0.0
10,667		Dicker Data Ltd.	23,446	0.0
16,765		Domino's Pizza Enterprises Ltd.	530,731	0.3
40,752		Downer EDI Ltd.	209,741	0.1
31,677	(2)	Energy Resources of Australia Ltd.	12,710	0.0
115,306		Estia Health Ltd.	307,298	0.1
28,894	(3)	Galileo Japan Trust	–	–
130,852		Grange Resources Ltd.	17,126	0.0
86,766	(2)	Karoon Gas Australia Ltd.	82,362	0.0
13,901		Kogan.com Ltd.	80,601	0.0
5,891		Lovisa Holdings Ltd.	42,665	0.0
112,690		Metcash Ltd.	304,162	0.1
25,629		Mineral Resources Ltd.	343,196	0.2
31,452		Monadelphous Group Ltd.	380,403	0.2
78,181	(2)	Netwealth Group Ltd.	421,041	0.2
27,702		New Hope Corp., Ltd.	45,047	0.0
384,950	(2)	NRW Holdings Ltd.	369,064	0.2
60,658		Nufarm Ltd.	414,612	0.2
154,709		oOh!media Ltd.	564,933	0.3
31,223		OZ Minerals Ltd.	215,468	0.1
3,797		Peet Ltd.	4,036	0.0
227,162	(2)	Ramelius Resources Ltd.	87,676	0.0
13,972		Regis Resources Ltd.	49,305	0.0
36,920		Seek Ltd.	537,031	0.3
21,268		Seven Group Holdings Ltd.	290,007	0.1
9,371		Sims Metal Management Ltd.	113,255	0.1
47,984		SpeedCast International Ltd.	213,121	0.1
60,382		Star Entertainment Grp Ltd.	238,948	0.1
213,848		Whitehaven Coal Ltd.	737,401	0.4
			9,518,765	4.5

		Austria: 1.1%
4,605		ams AG	379,806	0.2
1,154		CA Immobilien Anlagen AG	40,051	0.0
1,698	(2)	Fabasoft AG	25,550	0.0
2,315		Lenzing AG	269,389	0.1
6,842		POLYTEC Holding AG	123,140	0.0
9,500	(1)	Porr Ag	338,096	0.2
2,114	(2)	Rhi Magnesita NV	124,680	0.1
3,608	(2)	Schoeller-Bleckmann Oilfield Equipment AG	446,043	0.2
25,294	(2)	Wienerberger AG	637,355	0.3
			2,384,110	1.1

		Belgium: 1.2%
151,931	(2)	AGFA-Gevaert NV	541,663	0.3
797		Barco NV	102,957	0.0
3,686		Cie d'Entreprises CFE	464,706	0.2
566		D'ieteren SA	24,100	0.0
55,635	(1)	Euronav NV	448,909	0.2
2,900	(2)	Galapagos NV	259,851	0.1
873		Jensen-Group NV	46,914	0.0
13,782		Ontex Group NV	353,267	0.2
4,231		QUESTFOR GR-PRICAF	38,411	0.0
3,080		Warehouses De Pauw SCA	378,832	0.2
			2,659,610	1.2

		Bermuda: 0.1%
7,100		Brookfield Business Partners L.P.	248,178	0.1

		Brazil: 0.3%
41,700	(2)	Biotoscana Investments SA	160,815	0.1
7,700		Cia de Locacao das Americas	66,159	0.0
3,269		FII BTG Pactual Corporate Office Fund	97,001	0.1
8,100		Magnesita Refratarios SA	132,950	0.1
1,968		Nexa Resources SA	34,401	0.0
14,300		QGEP Participacoes SA	52,494	0.0
			543,820	0.3

		Canada: 7.9%
15,960		AGF Management Ltd.	87,634	0.1
15,700		Aimia, Inc.	27,024	0.0
12,455	(2)	Air Canada	244,841	0.1
1,600		Altus Group Ltd. - Canada	40,251	0.0
30,600		Bonavista Energy Corp.	37,656	0.0
4,100		Brookfield Real Estate Services, Inc.	56,329	0.0
13,518		BRP, Inc./CA	546,848	0.3
1,100		Calian Group Ltd.	25,959	0.0
10,000		Canaccord Capital, Inc.	47,276	0.0
9,939	(1),(2)	Canada Goose Holdings, Inc.	368,538	0.2
8,815		Canadian Apartment Properties REIT	254,299	0.1
7,500		Canadian Western Bank	199,015	0.1
16,987	(2)	Canfor Corp.	390,161	0.2
21,323		Canfor Pulp Products, Inc.	299,763	0.2
13,209		Capital Power Corp.	250,816	0.1
232,852	(2)	Capstone Mining Corp.	203,119	0.1
7,587		Cascades, Inc.	72,387	0.0
2,600	(2)	Cathedral Energy Services Ltd.	3,179	0.0
1,700		Cervus Equipment Corp.	17,491	0.0
3,000		Chorus Aviation, Inc.	17,991	0.0
9,093	(2)	Cipher Pharmaceuticals, Inc.	25,637	0.0

See Accompanying Notes to Financial Statements

16

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Canada: (continued)
981		Cogeco Communications, Inc.	52,269	0.0
2,025		Cogeco, Inc.	103,777	0.1
5,300		Dream Hard Asset Alternatives Trust	25,717	0.0
1,380		Dream Office Real Estate Investment Trust	25,559	0.0
100		E-L Financial Corp. Ltd.	62,694	0.0
4,100		Empire Co. Ltd.	79,289	0.1
21,031		Enerflex Ltd.	257,001	0.1
74,582		Entertainment One Ltd.	279,361	0.1
6,700		FirstService Corp.	469,644	0.2
49,060	(1),(2)	Gran Tierra Energy, Inc.	162,389	0.1
99,082	(2)	Gran Tierra Energy, Inc.	326,428	0.2
3,600	(2)	Great Canadian Gaming Corp.	102,733	0.1
1,100		Guardian Capital Group Ltd.	20,767	0.0
44,557		High Arctic Energy Services, Inc.	138,465	0.1
36,736		HudBay Minerals, Inc.	256,647	0.1
73,791	(2)	Iamgold Corp.	403,452	0.2
2,800	(2)	IBI Group, Inc.	15,811	0.0
1,532		Information Services Corp.	19,879	0.0
52,170	(2)	Interfor Corp.	975,584	0.5
10,700		Just Energy Group, Inc.	44,752	0.0
300		Lassonde Industries, Inc.	65,024	0.0
400		Leon's Furniture Ltd.	5,290	0.0
11,100		Linamar Corp.	622,022	0.3
8,000		Maple Leaf Foods Inc.	192,842	0.1
45,000		Martinrea International, Inc.	536,937	0.3
3,678		Maxar Technologies Ltd.	166,433	0.1
3,900		Methanex Corp.	235,072	0.1
600		Morguard Corp.	76,849	0.0
1,636		Morguard North American Residential Real Estate Investment Trust	17,762	0.0
4,821		New Flyer Industries, Inc.	221,422	0.1
23,893		Norbord, Inc.	986,648	0.5
25,217		North American Construction Group Ltd.	142,476	0.1
1,200		Northview Apartment Real Estate Investment Trust	23,842	0.0
32,165	(2)	Parex Resources, Inc.	553,390	0.3
1,900		Polaris Infrastructure, Inc.	28,279	0.0
24,700	(2)	Premier Gold Mines Ltd.	52,326	0.0
4,525		Premium Brands Holdings Corp.	425,063	0.2
11,600		Pure Industrial Real Estate Trust	73,000	0.0
23,600		Reitmans Canada Ltd.	73,155	0.0
100	(2)	Senvest Capital, Inc.	19,351	0.0
7,904	(4)	Sleep Country Canada Holdings, Inc.	217,061	0.1
10,100		Stella-Jones, Inc.	366,021	0.2
183		Stuart Olson, Inc.	1,050	0.0
6,900		Summit Industrial Income REIT	44,658	0.0
120,175	(2)	Tamarack Valley Energy Ltd.	333,208	0.2
137,466	(2)	Taseko Mines Ltd.	166,334	0.1
14,000	(2)	Teranga Gold Corp.	53,429	0.0
9,563		TFI International, Inc.	276,846	0.1
6,300		TMX Group Ltd.	379,977	0.2
17,200		Torstar Corp.	24,783	0.0
10,100		TransAlta Corp.	53,177	0.0
54,139		Transcontinental, Inc.	1,140,168	0.5
29,063		Tricon Capital Group, Inc.	227,714	0.1
5,400		VersaBank	29,651	0.0
3,900		Wajax Corp.	71,867	0.0
20,988		West Fraser Timber Co., Ltd.	1,421,649	0.7
19,100		Western Forest Products, Inc.	41,206	0.0
497		WestJet Airlines Ltd.	8,845	0.0
8,880		WSP Global, Inc.	439,660	0.2
2,000		ZCL Composites, Inc.	18,879	0.0
			16,871,798	7.9

		China: 1.3%
121,500		Asia Cement China Holdings Corp.	65,052	0.0
34,000	(2)	Baoye Group Co. Ltd.	22,580	0.0
1,809	(2)	BeiGene Ltd. ADR	306,770	0.2
182,000		China SCE Property Holdings Ltd.	91,330	0.1
155,000		China Sunshine Paper Holdings Co. Ltd.	44,414	0.0
19,022		China Yuchai International Ltd.	395,848	0.2
741	(2)	CKH Food & Health Ltd.	493	0.0
34,200		Dutech Holdings Ltd.	7,318	0.0
166,000		Golden Wheel Tiandi Holdings Co. Ltd.	16,407	0.0
1,244,000		Greenland Hong Kong Holdings Ltd.	573,150	0.3
54,000	(2)	Henan Jinma Energy Co. Ltd.	28,897	0.0
194,000		Hopefluent Group Holdings Ltd.	88,679	0.0
115,500		Kingboard Chemicals Holdings	469,888	0.2
125,000		Nexteer Automotive Group Ltd.	192,321	0.1
279,000	(2)	Poly Property Group Co. Ltd.	129,676	0.1
88,000	(2),(3)	RREEF China Commercial Trust	–	–
163,000		Sinotruk Hong Kong Ltd.	190,975	0.1
194,000	(2)	SPT Energy Group, Inc.	20,862	0.0
116,000		Ten Pao Group Holdings Ltd.	15,453	0.0
39,000	(2)	Xingfa Aluminium Holdings Ltd.	31,801	0.0
			2,691,914	1.3

		Denmark: 0.7%
49,826		Columbus A/S	125,008	0.1
4,179		Dfds A/S	260,180	0.1
9,968		GN Store Nord A/S	350,215	0.2
1,780	(2)	H+H International A/S	37,678	0.0
3,266		Jyske Bank	195,567	0.1
1,622		Parken Sport & Entertainment A/S	20,167	0.0
612		Per Aarsleff Holding A/S	22,964	0.0
4,881		Royal Unibrew A/S	323,172	0.1
4,574		Sparekassen Sjaelland-Fyn AS	80,438	0.1
			1,415,389	0.7

See Accompanying Notes to Financial Statements

17

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Finland: 0.9%
3,392		Atria PLC	48,249	0.0
15,301		Cramo PLC	359,202	0.2
9,787		DNA Oyj	229,048	0.1
10,269		Finnair OYJ	139,973	0.1
16,552		F-Secure Oyj	73,765	0.0
7,346		Metso OYJ	261,079	0.1
19,900		Metsa Board OYJ	222,966	0.1
37,594	(2)	Outotec Oyj	341,929	0.2
1,388		Vaisala OYJ	34,194	0.0
14,657		Valmet OYJ	277,840	0.1
			1,988,245	0.9

		France: 6.2%
39,660	(2)	Air France-KLM	388,684	0.2
1,064		Altamir	17,884	0.0
4,076		Alten Ltd.	404,862	0.2
896		ARGAN SA	46,526	0.1
5,154	(2)	Arkema SA	675,145	0.3
2,762		AST Groupe SA	43,479	0.0
766		Bastide le Confort Medical	45,233	0.0
1,723		Beneteau SA	38,933	0.0
1,451		Boiron SA	129,326	0.1
435		Savencia SA	45,071	0.0
1,601		Caisse Regionale de Credit Agricole Mutuel Nord de France	43,501	0.0
12,902		CBO Territoria	62,690	0.0
678	(2)	Cegedim SA	28,820	0.0
2,308		Cie des Alpes	82,179	0.0
40,724		Derichebourg SA	360,410	0.2
1,435		Devoteam SA	153,189	0.1
5,504	(2)	Eiffage SA	655,149	0.3
1,023	(2)	Eramet SLN	178,060	0.1
169		Exel Industries	21,531	0.0
5,118	(2)	Faurecia SA	417,930	0.2
279		Gerard Perrier Industrie SA	18,800	0.0
1,559		Groupe Crit	169,438	0.1
562		Groupe Open	23,770	0.0
125		Groupe Partouche SA	4,196	0.0
4,119	(2)	ID Logistics Group	734,729	0.3
4,543	(2)	Imerys SA	414,651	0.2
762		Infotel SA	49,228	0.0
19,436	(1),(2)	Innate Pharma SA	148,719	0.1
4,724	(2)	Ipsen SA	764,658	0.4
1,527		Kaufman & Broad SA	80,445	0.0
135		LDC SA	23,720	0.0
1,992		Lectra	51,960	0.1
22,258	(4)	Maisons du Monde SA	904,438	0.4
271		Manutan International	27,163	0.0
5,861		Mersen SA	275,382	0.1
5,112		MGI Coutier	176,469	0.1
9,701	(2)	Nexity SA	606,605	0.3
6,120		Plastivaloire	139,951	0.1
731		PSB Industries SA	40,872	0.0
4,121		Rubis SCA	320,639	0.2
5,484	(2)	SCOR SE	222,393	0.1
1,254		SEB SA	240,271	0.1
776		Societe Marseillaise du Tunnel Prado-Carenage SA	21,553	0.0
16,823		Societe Television Francaise 1	210,310	0.1
3,327	(2)	SOITEC	270,541	0.1
1,286		Synergie SA	78,698	0.0
4,809		Teleperformance	772,817	0.4
1,125		Trigano SA	212,002	0.1
16,553	(2)	UbiSoft Entertainment	1,581,604	0.7
284		Vetoquinol SA	18,000	0.0
2,162	(1),(2)	Virbac SA	337,643	0.2
229		Voyageurs du Monde	34,494	0.0
6,753	(2),(4)	Worldline SA/France	340,592	0.2
			13,155,353	6.2

		Germany: 5.1%
4,791		Aareal Bank AG	239,641	0.1
248		All for One Steeb AG	19,960	0.0
16,679		Alstria Office REIT-AG	250,922	0.1
7,260		Amadeus Fire AG	795,642	0.4
2,520	(2),(4)	Aumann AG	151,851	0.1
3,751		Bechtle AG	316,772	0.1
8,047		Borussia Dortmund GmbH & Co. KGaA	53,181	0.0
5,891	(1)	Carl Zeiss Meditec AG	400,659	0.2
2,595		CENTROTEC Sustainable AG	41,678	0.0
6,864		Cewe Stiftung & Co. KGAA	702,655	0.3
43,125		Deutz AG	416,633	0.2
5,033	(2)	Dialog Semiconductor PLC	107,145	0.1
3,278		Duerr AG	325,316	0.2
156		Eckert & Ziegler AG	6,855	0.0
3,487		Elmos Semiconductor AG	113,037	0.1
47,868	(1),(2)	Evotec AG	772,501	0.4
654	(2)	FinTech Group AG	24,497	0.0
9,593		Francotyp-Postalia Holding AG	39,735	0.0
6,464		Fraport AG Frankfurt Airport Services Worldwide	625,556	0.3
8,539		Freenet AG	271,061	0.1
2,825		Gerresheimer AG	229,800	0.1
179	(2)	GK Software SE	23,929	0.0
7,547	(2)	IVU Traffic Technologies AG	46,116	0.1
2,998		Jenoptik AG	108,763	0.1
35,978		Kloeckner & Co. SE	438,542	0.2
1,106		Koenig & Bauer AG	90,773	0.0
1,921		MTU Aero Engines AG	330,433	0.2
768		MVV Energie AG	23,000	0.0
564		Nexus AG	18,866	0.0
726		OHB SE	32,233	0.0
1,578		PSI Software AG	31,633	0.0
2,387		Rheinmetall AG	311,936	0.1
37,238		SAF-Holland SA	693,372	0.3
6,669		Siltronic AG	1,067,884	0.5
6,028		STRATEC Biomedical AG	549,692	0.3
23,820		TAG Immobilien AG	503,362	0.2
878	(2)	Uniper SE	27,147	0.0
7,535		VERBIO Vereinigte BioEnergie AG	36,265	0.0
5,067		Wirecard AG	685,569	0.3
			10,924,612	5.1

		Hong Kong: 2.6%
2,000		Allied Group Ltd.	12,601	0.0
236,000		Allied Properties HK Ltd.	47,027	0.0
310,000		Cathay Pacific Airways Ltd.	497,735	0.2

See Accompanying Notes to Financial Statements

18

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Hong Kong: (continued)
92,000		Champion REIT	64,995	0.0
1,304,000	(2)	Chigo Holding Ltd.	16,021	0.0
2,802,920	(2)	China Billion Resources Ltd.	7,074	0.0
87,913	(2)	S&C Engine Group Ltd.	65,026	0.1
210,000		China Overseas Grand Oceans Group Ltd.	91,160	0.1
200,000		Computime Group Ltd.	30,826	0.0
507,500	(2),(3)	DMX Technologies Group Ltd.	–	–
64,000		Dream International Ltd.	31,720	0.0
486,000		Emperor International Holdings Ltd.	147,430	0.1
42,000	(2)	eSun Holdings Ltd.	6,652	0.0
814,000		Fountain SET Hldgs	125,188	0.1
152,000		Get Nice Financial Group Ltd.	24,602	0.0
566,000		Get Nice Holdings Ltd.	20,465	0.0
102,000		Guangnan Holdings Ltd.	11,826	0.0
120,944		Hanison Construction Holdings Ltd.	21,985	0.0
10,000		Hong Kong Ferry Holdings Co. Ltd.	11,492	0.0
238,000		Hop Fung Group Holdings Ltd.	36,860	0.0
90,000		Hung Hing Printing Group Ltd.	20,526	0.0
523,000		K Wah International Holdings Ltd.	321,026	0.2
53,200		Lai Fung Holdings Ltd.	79,132	0.0
6,000		Liu Chong Hing Investment Ltd.	9,647	0.0
77,000		Luk Fook Holdings International Ltd.	321,840	0.2
36,000		Lung Kee Bermuda Holdings	18,635	0.0
109,000		Melco International Development	403,555	0.2
118,000		Ming Fai International Holdings Ltd.	17,744	0.0
23,000	(2)	Rich Goldman Holdings Ltd.	899	0.0
54,000		Overseas Chinese Town Asia Holdings Ltd.	32,976	0.0
278,000	(2),(3)	Pacific Andes International Holdings Ltd.	–	–
116,000		PC Partner Group Ltd.	77,312	0.0
320,000		Pico Far East Holdings Ltd.	130,029	0.1
270,000		Rivera Holdings Ltd.	20,838	0.0
544,000		Road King Infrastructure	1,031,378	0.5
826,000		Shanghai Industrial Urban Development Group Ltd.	177,647	0.1
140,000		SHK Hong Kong Industries Ltd.	4,816	0.0
15,500		Soundwill Holdings Ltd.	27,572	0.0
206,000		Sun Hung Kai & Co. Ltd.	127,089	0.1
187,500		Tang Palace China Holdings Ltd.	85,627	0.1
189,000		Tao Heung Holdings Ltd.	34,358	0.0
110,000		Tomson Group Ltd.	54,818	0.0
960,000		Tongda Group Holdings Ltd.	212,621	0.1
249,000		Towngas China Co. Ltd.	221,899	0.1
92,000		TPV Technology Ltd.	11,333	0.0
124,000		Tradelink Electronic Commerce Ltd.	21,086	0.0
465,000		Value Partners Group Ltd.	439,846	0.2
33,220		Valuetronics Holdings Ltd.	19,482	0.0
212,000		Vedan International Holdings Ltd.	21,069	0.0
436,400		VSTECS Holdings Ltd	227,139	0.1
40,000		Wai Kee Holdings Ltd.	23,134	0.0
			5,465,758	2.6

		India: 0.2%
8,717		Andhra Sugars Ltd./The	51,606	0.0
25,620	(2),(3)	Geodesic Ltd.	–	–
393		Hawkins Cookers Ltd.	18,002	0.0
6,074		Hinduja Global Solutions Ltd.	86,722	0.1
7,437		Magma Fincorp Ltd.	19,116	0.0
1,440		OCL India Ltd.	30,404	0.0
7,439		Polyplex Corp. Ltd.	53,250	0.0
2,306		PPAP Automotive Ltd.	20,027	0.0
874		Sharda Motor Industries Ltd.	25,170	0.0
21,379	(2),(3)	Varun Industries Ltd.	–	–
35,487		West Coast Paper Mills Ltd.	152,960	0.1
			457,257	0.2

		Indonesia: 0.1%
488,700		Bank Bukopin Tbk	14,978	0.0
398,900	(2)	Bank Pan Indonesia Tbk PT	27,095	0.0
904,000		Erajaya Swasembada Tbk PT	111,112	0.1
301,000		Gajah Tunggal Tbk PT	17,573	0.0
61,300		Indah Kiat Pulp and Paper Corp. Tbk PT	57,875	0.0
82,900		Petrosea Tbk PT	11,598	0.0
4,480		Sunway Construction Group Bhd	2,559	0.0
			242,790	0.1

		Ireland: 0.7%
16,141	(1),(2)	Avadel Pharmaceuticals PLC ADR	107,015	0.0
186,144	(2)	Cairn Homes PLC	403,717	0.2
30,669	(2)	Dalata Hotel Group PLC	246,200	0.1
22,388		Grafton Group PLC	231,916	0.1
40,616		UDG Healthcare PLC	510,299	0.3
			1,499,147	0.7

		Israel: 0.8%
58,765	(2)	Ceragon Networks Ltd.	154,552	0.1
3,002		Danel Adir Yeoshua Ltd.	140,849	0.1
4,411		Dor Alon Energy in Israel 1988 Ltd.	55,880	0.0
10,089		Electra Consumer Products 1970 Ltd.	145,148	0.1
1,384		FIBI Holdings Ltd.	34,668	0.0
2,764		First International Bank Of Israel Ltd.	56,978	0.0
3,561		Fox Wizel Ltd.	61,809	0.0
3,790		Kerur Holdings Ltd.	104,803	0.1
10,351		Mendelson Infrastructures & Industries Ltd.	29,710	0.0

See Accompanying Notes to Financial Statements

19

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Israel: (continued)
9,507		Naphtha Israel Petroleum Corp. Ltd.	59,735	0.0
3,691		Norstar Holdings, Inc.	65,094	0.1
120,423		Oil Refineries Ltd.	52,108	0.0
2,548	(2)	Radware Ltd.	56,311	0.0
3,802		Scope Metals Group Ltd.	99,831	0.1
5,432	(2)	SodaStream International Ltd.	513,270	0.2
			1,630,746	0.8

		Italy: 5.4%
204,136		A2A SpA	410,465	0.2
35,848		Amplifon S.p.A.	669,668	0.3
67,144	(4)	Anima Holding SpA	481,754	0.2
18,469	(2)	Arnoldo Mondadori Editore SpA	36,124	0.0
9,304		Ascopiave SpA	38,201	0.0
65,997		Autogrill S.p.A.	841,108	0.4
22,817		Autostrada Torino-Milano S.p.A.	627,413	0.3
32,745		Banca Finnat Euramerica S.p.A.	18,150	0.0
5,778	(2)	Banca Generali SpA	187,433	0.1
11,206		Biesse S.p.A.	590,251	0.3
44,902		Brembo SpA	661,521	0.3
16,561		Brunello Cucinelli SpA	550,073	0.3
15,309	(1)	Buzzi Unicem SpA	386,531	0.2
5,170	(1)	Caltagirone SpA	18,168	0.0
2,661		Cembre SpA	80,335	0.1
58,973		Cerved Information Solutions SpA	713,627	0.3
44,585		Cofide SpA	26,034	0.0
13,424		Danieli & Co. Officine Meccaniche S.p.A.	369,199	0.2
6,102		DiaSorin SpA	574,965	0.3
12,901		Digital Bros SpA	147,919	0.1
1,676		El.En. SpA	65,961	0.0
26,705	(2)	Elica SpA	73,689	0.0
15,292		Emak SpA	24,649	0.0
15,810		ERG S.p.A.	378,775	0.2
23,496	(2),(4)	Gima TT SpA	468,766	0.2
4,162		Gruppo MutuiOnline SpA	79,914	0.1
7,629		I Grandi Viaggi SpA	18,518	0.0
79,015	(4)	Infrastrutture Wireless Italiane SpA	635,975	0.3
14,865		Interpump Group SpA	472,214	0.2
24,267		Maire Tecnimont SpA	123,337	0.1
41,947	(4)	OVS SpA	178,164	0.1
1,910		Prima Industrie SpA	94,496	0.0
103,261		Reno de Medici SpA	94,527	0.0
8,011		Sabaf SpA	184,910	0.1
8,137		SAES Getters SpA	219,764	0.1
26,632	(1)	Salvatore Ferragamo Italia SpA	786,927	0.4
22,774		Saras S.p.A.	54,352	0.0
7,403		Servizi Italia SpA	48,228	0.0
1,600	(2)	SIT SpA	21,060	0.0
1,913		Societa Iniziative Autostradali e Servizi S.p.A.	40,523	0.0
			11,493,688	5.4

		Japan: 24.8%
4,600		A&D Co., Ltd.	28,945	0.0
1,700		Achilles Corp.	35,323	0.0
1,000		ACKG Ltd.	16,607	0.0
500		Aeon Fantasy Co., Ltd.	26,294	0.0
1,000		Aichi Bank Ltd.	47,787	0.0
600		Aichi Tokei Denki Co., Ltd.	22,696	0.0
4,650		Ain Holdings, Inc.	309,704	0.2
1,600		Alpha Systems, Inc.	33,197	0.0
9,800		Alps Electric Co., Ltd.	216,446	0.1
2,300		Amaze Co. Ltd.	39,400	0.0
800		Anabuki Kosan, Inc.	23,033	0.0
1,900		Arakawa Chemical Industries Ltd.	34,648	0.0
500		Arata Corp.	29,633	0.0
28,100		Asahi Intecc Co. Ltd.	980,169	0.5
1,400		ASKA Pharmaceutical Co., Ltd.	21,323	0.0
3,000		Avant Corp.	24,093	0.0
700		Axyz Co. Ltd.	30,302	0.0
6,000		Bando Chemical Industries Ltd.	72,008	0.0
1,700		Bank of Kochi Ltd.	20,032	0.0
1,200		Business Brain Showa-Ota, Inc.	27,777	0.0
2,200		Chilled & Frozen Logistics Holdings Co. Ltd.	30,302	0.0
1,300		Chori Co., Ltd.	24,897	0.0
9,000		Chubu Shiryo Co., Ltd.	202,316	0.1
600		Chuo Spring Co., Ltd.	19,204	0.0
20,200		CKD Corp.	423,550	0.2
900		CMC Corp.	23,524	0.0
1,400		Contec Co. Ltd.	24,373	0.0
2,500		Corona Corp.	29,481	0.0
12,800		Cosmos Initia Co. Ltd.	96,600	0.1
5,400		CTI Engineering Co., Ltd.	72,219	0.0
1,400		Dai Nippon Toryo Co., Ltd.	19,757	0.0
1,600		Daido Kogyo Co., Ltd.	21,929	0.0
7,700		Daifuku Co., Ltd.	411,625	0.2
2,700		Daihatsu Diesel Manufacturing Co., Ltd.	22,015	0.0
29,000		Daihen Corp.	224,950	0.1
53,300		Daikyonishikawa Corp.	958,007	0.5
2,700		Dainichi Co., Ltd.	19,893	0.0
16,600		Daiwa Industries Ltd.	181,427	0.1
18,400		DCM Holdings Co., Ltd.	183,083	0.1
400		DD Holdings Co. Ltd	9,970	0.0
13,400		Denka Co., Ltd.	477,058	0.2
800		Densan Co. Ltd.	17,128	0.0
17,200		Dip Corp.	417,052	0.2
46,600		DMG Mori Co. Ltd.	870,704	0.4
12,700		Doutor Nichires Holdings Co., Ltd.	265,519	0.1
4,300		Dowa Holdings Co., Ltd.	161,597	0.1
14,091		DTS Corp.	510,687	0.3
100		Duskin Co., Ltd.	2,521	0.0
2,300		Eco's Co., Ltd.	39,088	0.0
1,500		Elematec Corp.	33,428	0.0
3,800		Entrust, Inc.	24,135	0.0
23,700		EPS Holdings, Inc.	482,852	0.2
4,500		Excel Co., Ltd.	115,302	0.1
10,000		Ezaki Glico Co., Ltd.	538,679	0.3
1,600		Faltec Co., Ltd.	19,439	0.0
38,400		Ferrotec Holdings Corp.	854,342	0.4
146,200		FIDEA Holdings Co., Ltd.	256,462	0.1
11,700		FJ Next Co. Ltd.	91,392	0.1
8,400		Foster Electric Co., Ltd.	196,781	0.1

See Accompanying Notes to Financial Statements

20

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan: (continued)
11,000		Fuji Furukawa Engineering & Construction Co. Ltd.	39,361	0.0
7,500		Fuji Oil Holdings, Inc.	240,427	0.1
800		Fuji Pharma Co. Ltd.	31,799	0.0
10,027		Fuji Soft, Inc.	388,360	0.2
7,900		Fujikura Kasei Co., Ltd.	48,961	0.0
12,500		Fujitsu Frontech Ltd.	184,643	0.1
2,200		FuKoKu Co. Ltd.	20,143	0.0
500		Fukuda Denshi Co., Ltd.	35,778	0.0
5,200		Furukawa Electric Co., Ltd.	255,532	0.1
2,000		Furusato Industries Ltd.	33,645	0.0
700		Fuso Pharmaceutical Industries Ltd.	18,794	0.0
11,800		Future Corp.	135,857	0.1
8,400		G-7 Holdings, Inc.	186,334	0.1
2,000		Genki Sushi Co., Ltd.	51,532	0.0
2,400		GL Sciences, Inc.	36,549	0.0
7,400		Grandy House Corp.	33,167	0.0
20,400		H2O Retailing Corp.	383,882	0.2
3,100		Hakudo Co., Ltd.	62,357	0.0
1,800		Haruyama Trading Co., Ltd.	17,857	0.0
1,100		Hashimoto Sogyo Holdings Co. Ltd.	18,097	0.0
22,100		Hitachi Metals Ltd.	252,567	0.1
6,000		Hokko Chemical Industry Co. Ltd.	37,831	0.0
2,400		Honshu Chemical Industry Co. Ltd.	26,018	0.0
4,400		Horiba Ltd.	319,669	0.2
1,000		Hosokawa Micron Corp.	66,414	0.0
1,800		Housecom Corp.	28,168	0.0
1,100		Human Holdings Co. Ltd.	21,435	0.0
115,700		Ichigo, Inc.	515,226	0.3
18,500		IHI Corp.	604,695	0.3
9,800		IJT Technology Holdings Co. Ltd.	80,364	0.1
21,300		Infocom Corp.	490,585	0.2
11,200		TIS, Inc.	444,296	0.2
48,300		Itoham Yonekyu Holdings, Inc.	438,642	0.2
11,000		Iwaki & Co., Ltd.	40,975	0.0
3,900		Jafco Co., Ltd.	171,046	0.1
16,600	(1)	Jamco Corp.	381,971	0.2
299		Japan Hotel REIT Investment Corp.	226,227	0.1
7,100		JBCC Holdings, Inc.	68,418	0.0
4,800		JCR Pharmaceuticals Co. Ltd.	251,212	0.1
1,000		JFE Systems, Inc.	21,191	0.0
17,400		JGC Corp.	426,456	0.2
4,500		Juki Corp.	65,214	0.0
1,800		Kaga Electronics Co., Ltd.	44,516	0.0
1,600		Kakiyasu Honten Co. Ltd.	43,543	0.0
700		Kamei Corp.	9,711	0.0
8,200		Kanamoto Co., Ltd.	280,195	0.1
64,900		Kanematsu Corp.	991,255	0.5
18,500		Kanto Denka Kogyo Co., Ltd.	171,517	0.1
17,286		Kawasaki Heavy Industries Ltd.	577,907	0.3
1,200		Kawasumi Laboratories, Inc.	9,000	0.0
4,700		Keihanshin Building Co. Ltd.	40,045	0.0
18,900		Keihin Corp.	373,352	0.2
48,000		Kenedix, Inc.	277,243	0.1
35		Kenedix Office Investment Corp.	214,702	0.1
8,900		KH Neochem Co. Ltd.	269,144	0.1
4,100		Kimura Chemical Plants Co., Ltd.	18,573	0.0
2,100		Kimura Unity Co., Ltd.	22,216	0.0
5,700		King Co. Ltd.	32,439	0.0
1,200	(2)	KNT-CT Holdings Co., Ltd.	19,388	0.0
2,400		Kita-Nippon Bank Ltd.	62,660	0.0
1,000		Kitano Construction Corp.	3,641	0.0
78,300		Kobe Steel Ltd.	805,438	0.4
2,800		Kohsoku Corp.	34,690	0.0
4,500	(2)	Kojima Co., Ltd.	19,984	0.0
1,200		Komaihal Tec, Inc.	27,227	0.0
1,800		KSK Co. Ltd./Inagi	30,868	0.0
14,000		Kurabo Industries Ltd.	46,199	0.0
2,000		Kyodo Printing Co., Ltd.	61,153	0.0
8,300		Kyowa Leather Cloth Co., Ltd.	74,113	0.1
13,082		Kyudenko Corp.	611,244	0.3
7,600		Macromill, Inc.	205,354	0.1
23,000		Maeda Corp.	283,863	0.1
24,000		Makino Milling Machine Co., Ltd.	226,496	0.1
8,600		Mandom Corp.	310,032	0.2
4,000		Marudai Food Co., Ltd.	19,675	0.0
1,000		Maruhachi Holdings Co. Ltd.	9,128	0.0
10,800		Matsumotokiyoshi Holdings Co., Ltd.	481,098	0.2
5,900		Meiwa Corp.	28,499	0.0
2,600		Meiwa Estate Co., Ltd.	17,849	0.0
1,500		Mesco, Inc.	18,277	0.0
1,400		Milbon Co., Ltd.	60,826	0.0
1,400		Minori Solutions Co., Ltd.	21,452	0.0
39,500		Mito Securities Co., Ltd.	152,553	0.1
6,000		Mitsui Home Co., Ltd.	39,822	0.0
20,500		Miura Co., Ltd.	622,513	0.3
800		Morishita Jintan Co. Ltd.	20,910	0.0
2,000		Murakami Corp.	56,732	0.0
2,600	(2)	Muto Seiko Co.	28,914	0.0
1,900		Mutoh Holdings Co., Ltd.	42,703	0.0
1,300		Nadex Co., Ltd.	14,605	0.0
700		Nafco Co., Ltd.	11,800	0.0
1,500		Nagano Bank Ltd.	25,275	0.0
500		Nakakita Seisakusho Co. Ltd.	16,889	0.0
15,800		Nakano Corp.	89,889	0.1
2,600		Nakayamafuku Co., Ltd.	17,902	0.0
11,000		Narasaki Sangyo Co. Ltd.	42,702	0.0
900		NDS Co. Ltd.	35,809	0.0
26,500		Net One systems Co., Ltd.	426,508	0.2
1,500		Nicca Chemical Co. Ltd.	17,248	0.0
1,400		Nichiban Co. Ltd	44,738	0.0
10,073		Nichireki Co., Ltd.	110,578	0.1
4,940		Nichirin Co. Ltd.	120,495	0.1
52		Nippon Accommodations Fund, Inc.	232,619	0.1
1,000		Nippon Beet Sugar Manufacturing Co., Ltd.	22,157	0.0

See Accompanying Notes to Financial Statements

21

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan: (continued)
400		Nippon Chemiphar Co., Ltd.	16,899	0.0
18,800		Nippon Filcon Co., Ltd./Tokyo	108,069	0.1
2,000		Nippon Seisen Co., Ltd.	87,520	0.1
14,013		Nippon Shinyaku Co., Ltd.	1,043,369	0.5
65,700		Nippon Suisan Kaisha Ltd.	356,067	0.2
2,100		Nippon Systemware Co., Ltd.	46,954	0.0
21,000		Nippon Yusen KK	446,681	0.2
160,000		Niraku GC Holdings, Inc.	14,404	0.0
58,700		Nissan Tokyo Sales Holdings Co., Ltd.	212,855	0.1
1,900		Nissei Plastic Industrial Co., Ltd.	24,522	0.0
13,000		Nisshin Fudosan Co.	97,629	0.1
9,000		Nittetsu Mining Co., Ltd.	548,432	0.3
8,000		Nitto Seiko Co., Ltd.	57,337	0.0
3,400		NJS Co. Ltd.	50,317	0.0
1,600		Noritake Co., Ltd.	68,268	0.0
79,500		North Pacific Bank Ltd.	268,229	0.1
2,000		Nozawa Corp.	22,674	0.0
6,000		Oenon Holdings, Inc.	25,501	0.0
1,900		Ohki Healthcare Holdings Co. Ltd.	29,855	0.0
2,200		Oita Bank Ltd.	80,727	0.1
8,000		Okura Industrial Co., Ltd.	44,573	0.0
4,000		Onoken Co., Ltd.	70,219	0.0
7,400		Onward Holdings Co., Ltd.	60,983	0.0
7,900		Open House Co. Ltd.	439,806	0.2
1,000		Origin Electric Co. Ltd.	16,320	0.0
14,800		Outsourcing, Inc.	248,128	0.1
9,800		Paltac Corp.	490,515	0.2
16,000		Parker Corp.	88,100	0.1
2,300		PCA Corp.	36,675	0.0
43,700		Penta-Ocean Construction Co., Ltd.	344,392	0.2
25,000		Persol Holdings Co. Ltd	594,254	0.3
16,400		Poletowin Pitcrew Holdings, Inc.	280,813	0.1
28,000		Prima Meat Packers Ltd.	170,832	0.1
600		Resort Solution Co., Ltd.	23,899	0.0
2,300		Rheon Automatic Machinery Co., Ltd.	42,331	0.0
900		Rhythm Watch Co. Ltd.	19,403	0.0
3,100		Riberesute Corp.	28,385	0.0
12,000		Rohto Pharmaceutical Co., Ltd.	349,289	0.2
22,100		Round One Corp.	319,648	0.2
8,500		Ryobi Ltd.	217,162	0.1
5,000	(1)	S LINE CO Ltd.	56,317	0.0
1,000		Saison Information Systems Co. Ltd.	16,165	0.0
1,100		Sakai Heavy Industries Ltd.	46,624	0.0
700		San Holdings, Inc.	18,915	0.0
1,100	(2)	San ju San Financial Group, Inc.	23,264	0.0
16,282		San-Ai Oil Co., Ltd.	256,330	0.1
33,400		San-In Godo Bank Ltd.	314,024	0.2
3,200		Sanko Metal Industrial Co. Ltd.	103,484	0.1
2,000		Sankyo Frontier Co. Ltd.	59,659	0.0
4,400		Sankyu, Inc.	213,847	0.1
2,800		Sansha Electric Manufacturing Co. Ltd.	36,403	0.0
82,400		Sanwa Holdings Corp.	1,058,107	0.5
3,300		Saxa Holdings, Inc.	64,159	0.0
45,300		Scroll Corp.	182,249	0.1
21,700		Seikitokyu Kogyo Co., Ltd.	139,502	0.1
23,300		Seino Holdings Co. Ltd	436,427	0.2
1,200		Senshu Electric Co. Ltd	35,505	0.0
14,000		Shibaura Mechatronics Corp.	55,899	0.0
63,000		Shiga Bank Ltd.	319,138	0.2
1,800		Shimojima Co., Ltd.	19,532	0.0
1,300		Shindengen Electric Manufacturing Co., Ltd.	81,558	0.1
6,300		Shinmaywa Industries Ltd.	70,607	0.0
21,600		Shinsho Corp.	691,168	0.3
7,300		Ship Healthcare Holdings, Inc.	253,479	0.1
3,100		Shofu, Inc.	41,009	0.0
8,000		Showa Denko KK	266,166	0.1
1,400		Sigma Koki Co. Ltd.	29,849	0.0
2,800		SK-Electronics Co., Ltd.	60,963	0.0
9,500		Softcreate Holdings Corp.	148,903	0.1
6,100		Soken Chemical & Engineering Co. Ltd.	132,963	0.1
1,320		Space Co. Ltd.	18,061	0.0
1,100		SPK Corp.	28,492	0.0
500		Star Flyer, Inc.	21,192	0.0
9,600		Starts Corp., Inc.	265,048	0.1
3,800		St-Care Holding Corp.	27,063	0.0
18,000		SCSK Corp.	770,329	0.4
39,000		Sumitomo Bakelite Co., Ltd.	351,770	0.2
20,700		Sumitomo Forestry Co., Ltd.	343,004	0.2
1,700		Sushiro Global Holdings Ltd.	88,022	0.1
6,800		Systena Corp.	257,963	0.1
4,200		Tachikawa Corp.	58,563	0.0
16,200		Taiheiyo Cement Corp.	611,711	0.3
3,800		Taiko Bank Ltd.	83,078	0.1
1,300		Taiyo Kagaku Co. Ltd.	21,296	0.0
16,500		Taiyo Yuden Co., Ltd.	292,619	0.2
1,500		Takano Co., Ltd.	13,109	0.0
92,100	(1)	Takara Leben Co., Ltd.	390,204	0.2
11,300		Takasago Thermal Engineering Co., Ltd.	214,231	0.1
2,900		TAKEBISHI CORP	45,314	0.0
400		Taki Chemical Co., Ltd.	16,698	0.0
10,100		Tatsuta Electric Wire and Cable Co., Ltd.	62,358	0.0
5,500		Tayca Corp.	144,733	0.1
8,700		TechnoPro Holdings, Inc.	506,186	0.3
2,700		Teraoka Seisakusho Co. Ltd.	17,375	0.0
4,400		Tigers Polymer Corp.	33,503	0.0
15,200		TOA Road Corp.	542,745	0.3
800		Toba, Inc.	21,975	0.0
46,000		Tochigi Bank Ltd.	174,304	0.1
32,000		Toda Corp.	263,862	0.1
4,000		Togami Electric Manufacturing Co. Ltd.	82,396	0.1
11,890		Tokyo Ohka Kogyo Co., Ltd.	417,736	0.2

See Accompanying Notes to Financial Statements

22

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan: (continued)
14,400		Tokyo Sangyo Co. Ltd.	73,431	0.0
17,600		Tokyo Seimitsu Co., Ltd.	668,473	0.3
87,000		Tokyo Steel Manufacturing Co., Ltd.	726,010	0.4
10,500		Tokyo Tekko Co., Ltd.	164,097	0.1
6,921		Tokyo TY Financial Group, Inc.	182,672	0.1
2,000		Tomoku Co., Ltd.	37,006	0.0
3,400		Tonami Holdings Co., Ltd.	213,775	0.1
30,000		Toshiba Tec Corp.	171,695	0.1
4,800		Towa Bank Ltd.	64,041	0.0
20,200		Toyo Machinery & Metal Co., Ltd.	147,174	0.1
28,300		Toyo Tire & Rubber Co., Ltd.	481,729	0.2
7,700		Tsubaki Nakashima Co. Ltd.	181,315	0.1
3,600		Tsubakimoto Kogyo Co., Ltd.	112,724	0.1
5,000		TTK Co. Ltd.	28,787	0.0
5,200		Uchida Yoko Co., Ltd.	144,973	0.1
5,400		Ulvac, Inc.	288,869	0.2
2,400		UNIRITA, Inc.	38,637	0.0
11,800	(2)	UT Group Co. Ltd.	324,310	0.2
13,200		Utoc Corp.	56,749	0.0
6,100		Warabeya Nichiyo Co., Ltd.	154,870	0.1
1,200		Waseda Academy Co., Ltd.	18,434	0.0
10,304	(2)	Watabe Wedding Corp.	53,180	0.0
1,000		Wood One Co., Ltd.	13,476	0.0
1,300		Yagi & Co. Ltd.	27,063	0.0
900		Yamaya Corp.	30,433	0.0
13,400		Yamazen Corp.	135,437	0.1
2,500		Yashima Denki Co., Ltd.	21,261	0.0
1,100		Yokogawa Bridge Holdings Corp.	23,954	0.0
51,000		Yuasa Trading Co., Ltd.	1,630,116	0.8
2,100		Yushiro Chemical Industry Co., Ltd.	34,775	0.0
1,100		Yutaka Giken Co., Ltd.	29,165	0.0
2,200		Zaoh Co. Ltd.	34,241	0.0
25,100		Zenkoku Hosho Co. Ltd.	1,035,815	0.5
1,900		Zero Co. Ltd.	27,655	0.0
			52,947,806	24.8

		Liechtenstein: 0.1%
473		Liechtensteinische Landesbank AG	30,213	0.0
592		VP Bank AG	96,786	0.1
			126,999	0.1

		Luxembourg: 0.7%
230,250		L'Occitane International SA	427,687	0.2
20,299		Reinet Investments SCA	382,403	0.2
6,001		Stabilus SA	539,459	0.3
959		Ternium SA ADR	38,044	0.0
			1,387,593	0.7

		Malaysia: 0.3%
57,500		AFFIN Bank Bhd	36,798	0.0
4,300		Batu Kawan Bhd	20,166	0.0
118,440		Boustead Plantations Bhd	37,649	0.0
67,600		Deleum Bhd	19,640	0.0
66,800		Hengyuan Refining Co. Bhd	127,642	0.1
128,700		I-Bhd	15,723	0.0
247,200	(2)	KSL Holdings BHD	59,855	0.1
69,850		Kumpulan Fima BHD	26,301	0.0
20,200		Lingkaran Trans Kota Holdings Bhd	28,059	0.0
192,523	(2)	Lion Industries Corp. Bhd	45,903	0.0
1,600		Malaysian Pacific Industries Bhd	3,162	0.0
210,000		Media Chinese International Ltd.	19,556	0.0
42,000	(2)	MNRB Holdings Bhd	26,226	0.0
14,200		Oriental Holdings BHD	22,692	0.0
83,883		Protasco Bhd	16,697	0.0
25,600		Tong Herr Resources Bhd	22,451	0.0
85,918		Tropicana Corp. Bhd	19,231	0.0
122,100		Uchi Technologies Bhd	84,156	0.1
53,000		WTK Holdings Bhd	9,051	0.0
			640,958	0.3

		Mexico: 0.1%
158,993	(2)	Grupo Famsa SAB de CV	104,142	0.1
5,584		Rassini SAB de CV	23,483	0.0
			127,625	0.1

		Netherlands: 2.5%
16,251		Advanced Metallurgical Group NV	759,344	0.4
3,338	(2)	ASM International NV	200,412	0.1
7,729	(2)	ASR Nederland NV	364,528	0.2
13,314		BE Semiconductor Industries NV	920,172	0.4
4,247	(2)	Cimpress NV	610,761	0.3
7,655	(2),(4)	Euronext NV	548,742	0.3
12,020	(2)	IMCD NV	739,628	0.4
4,004		KAS Bank NV	48,253	0.0
1,419		Kendrion NV	57,271	0.0
11,332		Ordina NV	25,598	0.0
8,604	(2),(4)	Philips Lighting NV	261,663	0.1
8,830	(2)	Rhi Magnesita NV	528,890	0.2
478,561	(1),(2),(3)	SNS Reaal NV	–	–
4,451	(2)	TKH Group NV	281,364	0.1
			5,346,626	2.5

		New Zealand: 0.3%
5,900		Gentrack Group Ltd.	29,100	0.0
9,568		Hallenstein Glasson Holdings Ltd.	30,766	0.0
10,892		Kathmandu Holdings Ltd.	20,066	0.0
14,173		NEW Zealand King Salmon Investments Ltd.	22,833	0.0
136,059		PGG Wrightson Ltd.	58,396	0.1
89,905		Summerset Group Holdings Ltd.	435,240	0.2
			596,401	0.3

		Norway: 1.7%
89,215		Subsea 7 SA	1,246,487	0.6
1,408		Aker ASA	87,999	0.1
4,802		Atea ASA	71,277	0.0
4,851		Austevoll Seafood ASA	58,383	0.0
8,720		Bonheur ASA	104,349	0.0
51,263		Kongsberg Gruppen ASA	1,255,008	0.6
51,237	(2)	Kvaerner ASA	107,821	0.1

See Accompanying Notes to Financial Statements

23

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Norway: (continued)
6,351		Selvaag Bolig ASA	32,257	0.0
7,502		Sparebank 1 Nord Norge	55,326	0.0
59,056		SpareBank 1 SMN	591,147	0.3
10,349		Sparebanken Vest	63,490	0.0
			3,673,544	1.7

		Panama: 0.0%
11,750		Avianca Holdings SA ADR	95,997	0.0

		Peru: 0.0%
18,398		Cia Minera San Ignacio de Morococha SAA	16,910	0.0
217,350	(2)	Refineria La Pampilla SAA Relapasa	20,379	0.0
			37,289	0.0

		Philippines: 0.0%
24,230		Cebu Air, Inc.	41,437	0.0
9,200		Lopez Holdings Corp.	766	0.0
27,700		San Miguel Food and Beverage, Inc.	34,766	0.0
			76,969	0.0

		Poland: 0.1%
4,112		Grupa Lotos SA	64,419	0.1
29,912	(2)	Impexmetal SA	36,561	0.0
746	(2)	PlayWay SA	22,317	0.0
			123,297	0.1

		Qatar: 0.0%
13,944		United Development Co. QSC	55,914	0.0

		Singapore: 1.3%
46,100		800 Super Holdings Ltd.	39,459	0.0
6,900		AEM Holdings Ltd.	31,167	0.0
90,600		Breadtalk Group Ltd.	134,105	0.1
133,000		China Sunsine Chemical Holdings Ltd.	149,367	0.1
400		Chip Eng Seng Corp. Ltd.	300	0.0
143,900		CSE Global Ltd.	44,839	0.0
25,500		Elec & Eltek International Co., Ltd.	41,170	0.0
251,200		Frasers Logistics & Industrial Trust	198,386	0.1
102,900		Frencken Group Ltd.	42,685	0.0
187,400		Golden Energy & Resources Ltd.	51,438	0.0
36,600		Ho Bee Investment Ltd.	71,008	0.1
27,800		Hock Lian Seng Holdings Ltd.	9,854	0.0
33,790		Hong Leong Asia Ltd.	24,257	0.0
12,700		Hong Leong Finance Ltd.	26,887	0.0
35,500	(2)	HRnetgroup Ltd.	21,284	0.0
42,200		iFAST Corp. Ltd.	28,995	0.0
410,000		IGG, Inc.	616,598	0.3
292,144		Mapletree Industrial Trust	445,886	0.2
20,300		Micro-Mechanics Holdings Ltd.	27,735	0.0
13,300		Sing Investments & Finance Ltd.	15,447	0.0
210,100		SingHaiyi Group Ltd.	15,686	0.0
79,940		Sunningdale Tech Ltd.	77,480	0.1
134,000		Tai Sin Electric Ltd.	39,412	0.0
83,500	(2)	Tiong Woon Corp. Holding Ltd.	18,891	0.0
15,000		Tuan Sing Holdings Ltd.	4,837	0.0
249,812		UMS Holdings Ltd.	200,311	0.1
28,600		Venture Corp. Ltd.	447,334	0.2
			2,824,818	1.3

		South Africa: 0.6%
18,756		Aeci Ltd.	177,298	0.1
158,675		Alviva Holdings Ltd.	258,465	0.1
2,198		Hudaco Industries Ltd.	28,386	0.0
20,236		Hulamin Ltd.	8,377	0.0
44,762		Metair Investments Ltd.	77,135	0.1
3,509		MiX Telematics Ltd. ADR	58,635	0.0
32,074		Raubex Group Ltd.	53,264	0.0
119,149		Telkom SA Ltd.	544,136	0.3
			1,205,696	0.6

		South Korea: 2.8%
798		Asia Cement Co. Ltd.	110,192	0.1
432		Asia Holdings Co., Ltd.	60,873	0.0
10,059		AUK Corp.	26,655	0.0
785		Bookook Securities Co. Ltd.	17,835	0.0
2,022		Chong Kun Dang Pharmaceutical Corp.	220,001	0.1
50		Dae Han Flour Mills Co. Ltd.	8,783	0.0
3,308		Daewon Co. Ltd.	35,854	0.0
20,399		Daewon San Up Co. Ltd.	137,777	0.1
1,517	(2)	Daeyang Electric Co. Ltd.	19,121	0.0
4,212		Dongil Industries Co. Ltd.	283,971	0.1
9,796		Douzone Bizon Co. Ltd	450,574	0.2
2,065		GIIR, Inc.	16,627	0.0
1,403		GS Home Shopping, Inc.	227,723	0.1
1,245		Hankuk Paper Manufacturing Co. Ltd.	27,780	0.0
3,640		Inzi Controls Co. Ltd.	24,677	0.0
759		Kangnam Jevisco Co., Ltd.	23,007	0.0
3,519		KISCO Corp.	126,190	0.1
4,670		KIWOOM Securities Co. Ltd.	512,602	0.3
7,080	(2)	Korea Aerospace Industries Ltd.	284,525	0.1
1,480		Korea Airport Service Co. Ltd.	62,580	0.0
7,563		Korea United Pharm, Inc.	199,591	0.1
3,014		Kwangju Bank Co. Ltd.	31,479	0.0
2,451	(2)	Kyeryong Construction Industrial Co., Ltd.	44,089	0.0
1,996		LF Corp.	52,491	0.0
4,855		LS Industrial Systems Co. Ltd.	309,998	0.2
218		Mi Chang Oil Industrial Co. Ltd.	16,263	0.0
31,287		Nexen Tire Corp.	352,988	0.2
6,348		Poongsan Corp./New	225,165	0.1
2,956		POSCO Coated & Color Steel Co. Ltd.	74,738	0.1
887		S&T Holdings Co. Ltd.	10,885	0.0
843		Sam Jung Pulp Co. Ltd.	29,598	0.0
8,006		Sam Young Electronics Co. Ltd.	90,461	0.1
10,631		Samsung Securities Co. Ltd.	365,634	0.2
6,070		Samwonsteel Co. Ltd.	18,638	0.0
1,841		Sejong Industrial Co., Ltd.	13,529	0.0
7,898		SFA Engineering Corp.	238,748	0.1

See Accompanying Notes to Financial Statements

24

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Korea: (continued)
2,232	(2)	SillaJen, Inc.	174,096	0.1
7,320		SKC Co., Ltd.	259,299	0.1
11,635		SL Corp.	240,791	0.1
126		Taekwang Industrial Co. Ltd.	153,128	0.1
10,245		TES Co. Ltd./Korea	286,696	0.1
4,014		UIL Co. Ltd	23,015	0.0
3,650		Uju Electronics Co. Ltd.	38,323	0.0
4,884		Visang Education, Inc.	46,434	0.0
1,233		YESCO Co. Ltd.	47,249	0.0
4,602		Yoosung Enterprise Co. Ltd.	14,327	0.0
			6,035,000	2.8

		Spain: 1.2%
38,558		Bankinter S.A.	402,974	0.2
101,419		FAES FARMA SA	411,771	0.2
725		Iberpapel Gestion SA	28,892	0.0
11,095		Lar Espana Real Estate Socimi SA	125,806	0.1
62,942		Melia Hotels International SA	935,841	0.4
16,241		Merlin Properties Socimi SA	250,595	0.1
16,020		Papeles y Cartones de Europa SA	309,987	0.2
			2,465,866	1.2

		Sweden: 1.6%
32,798	(4)	Ahlsell AB	195,839	0.1
3,827		BioGaia AB	183,762	0.1
15,743		Biotage AB	160,993	0.1
5,316		Cellavision AB	97,699	0.0
27,314		Concentric AB	445,954	0.2
34,436	(4)	Dometic Group AB	329,588	0.1
810		G5 Entertainment AB	34,000	0.0
56,272		KappAhl AB	163,547	0.1
9,388		KNOW IT AB	191,165	0.1
32,651	(4)	Resurs Holding AB	210,359	0.1
156,091		Rottneros AB	174,608	0.1
1,195		Sectra AB	26,379	0.0
83,975		SSAB AB Class B	379,926	0.2
11,790	(2)	Swedish Orphan Biovitrum AB	253,273	0.1
2,024		Tethys Oil AB	18,082	0.0
2,837		Vitrolife AB	207,683	0.1
17,272		Wihlborgs Fastigheter AB	400,272	0.2
			3,473,129	1.6

		Switzerland: 4.3%
307		Banque Cantonale de Geneve	57,621	0.0
2,006		Bobst Group AG	214,017	0.1
21		Carlo Gavazzi Holding AG	7,154	0.0
15,294		Coca-Cola HBC AG	512,365	0.2
1,440		Coltene Holding AG	134,119	0.1
5,223	(2)	Dufry Group	738,730	0.3
1,343		Feintool International Holding AG	153,137	0.1
5,588	(2),(4)	Galenica AG	300,405	0.1
16,683		GAM Holding Ltd.	266,298	0.1
544		Georg Fischer AG	676,223	0.3
292		Helvetia Holding AG	173,451	0.1
6,825		Julius Baer Group Ltd.	405,053	0.2
2,332	(2)	Kardex AG	327,649	0.2
1,171	(2)	Lastminute.com NV	18,020	0.0
16,574		Logitech International SA	612,296	0.3
9		Metall Zug AG	30,242	0.0
38,064		OC Oerlikon Corp. AG	614,515	0.3
11,953		Oriflame Holding AG	566,419	0.3
335		Straumann Holding AG	227,407	0.1
1,610		Swiss Life Holding AG	563,208	0.3
3,025	(2)	Swissquote Group Holding SA	170,783	0.1
8,072		Tecan Group AG	1,774,839	0.8
282		Thurgauer Kantonalbank	29,452	0.0
1,310	(2)	Tornos Holding AG	20,017	0.0
84		Vetropack Holding AG	172,916	0.1
11,036	(2),(4)	Wizz Air Holdings PLC	484,601	0.2
			9,250,937	4.3

		Taiwan: 1.1%
9,000		Advancetek Enterprise Co. Ltd.	5,978	0.0
11,000		Aten International Co. Ltd.	36,319	0.0
1,649,000		AU Optronics Corp.	679,975	0.3
35,000		Cathay No 2 REIT	16,835	0.0
53,000		Cheng Uei Precision Industry Co., Ltd.	68,794	0.0
40,000		Chia Chang Co. Ltd.	30,820	0.0
152,000		Compal Electronics, Inc.	99,006	0.1
75,200		Coretronic Corp.	100,094	0.1
9,000		E-LIFE MALL Corp.	19,704	0.0
42,000		Foxlink Image Technology Co. Ltd.	35,580	0.0
46,000		Froch Enterprise Co. Ltd.	24,931	0.0
214,000		Global Brands Manufacture Ltd.	90,221	0.1
30,000		GrandTech CG Systems, Inc.	57,690	0.0
53,000		HannStar Display Corp.	14,535	0.0
37,000		Holy Stone Enterprise Co. Ltd.	179,901	0.1
18,300		Hotung Investment Holdings Ltd.	28,016	0.0
40,000		IEI Integration Corp.	46,754	0.0
482,000		Innolux Corp.	179,365	0.1
254,000		Masterlink Securities Corp.	94,470	0.1
14,177		Raydium Semiconductor Corp.	27,164	0.0
18,000		Sinher Technology, Inc.	29,452	0.0
14,000		Stark Technology, Inc.	19,418	0.0
154,526		Sunrex Technology Corp.	80,836	0.0
58,000		Sweeten Real Estate Development Co. Ltd.	35,365	0.0
34,000		Taiwan Fire & Marine Insurance Co. Ltd.	23,794	0.0
26,000		Taiwan Surface Mounting Technology Co. Ltd.	22,239	0.0
80,000		Wah Lee Industrial Corp.	148,857	0.1
49,000		STATS ChipPAC Taiwan Semiconductor Corp.	62,895	0.0
192,536		Wistron Corp.	153,105	0.1
			2,412,113	1.1

		Thailand: 0.9%
76,200		AAPICO Hitech PCL	86,407	0.0
159,700		Banpu PCL	97,509	0.0
217,000		Cal-Comp Electronics Thailand PCL	19,595	0.0
222,200	(2)	Esso Thailand PCL	125,826	0.1

See Accompanying Notes to Financial Statements

25

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Thailand: (continued)
183,700		Lanna Resources PCL	85,346	0.0
319,300	(2)	Mermaid Maritime PCL	32,674	0.0
203,900		Star Petroleum Refining PCL	101,138	0.1
10,900		Thai Rayon PCL	18,175	0.0
825,800		Thanachart Capital PCL	1,402,268	0.7
			1,968,938	0.9

		Turkey: 0.1%
423,599		Albaraka Turk Katilim Bankasi AS	164,303	0.1
13,542		Is Yatirim Menkul Degerler A.S.	7,181	0.0
46,726		Iskenderun Demir ve Celik AS	103,482	0.0
			274,966	0.1

		United Kingdom: 13.6%
98		4imprint Group PLC	2,321	0.0
47,001		888 Holdings PLC	177,731	0.1
38,811		Abcam PLC	650,650	0.3
38,750		Ashmore Group PLC	218,917	0.1
43,577	(4)	Auto Trader Group PLC	211,747	0.1
275,582		B&M European Value Retail SA	1,535,730	0.7
33,752		Beazley PLC	274,147	0.1
6,553		Bellway PLC	298,598	0.1
6,204	(2)	BTG PLC	58,163	0.0
66,903	(2)	Cairn Energy PLC	208,231	0.1
4,313		Caretech Holdings PLC	24,698	0.0
11,018		Cello Health PLC	18,354	0.0
66,375		Cineworld Group PLC	236,961	0.1
29,557		Clinigen Group Plc	356,213	0.2
6,227		CLS Holdings PLC	21,432	0.0
3,576		Communisis PLC	3,013	0.0
30,541		Computacenter PLC	530,384	0.3
27,010		Consort Medical PLC	446,219	0.2
111,440	(4)	ConvaTec Group PLC	331,760	0.2
36,835		Costain Group PLC	233,271	0.1
107,672		Dart Group PLC	1,268,694	0.6
14,004		Dechra Pharmaceuticals PLC	526,000	0.3
30,762		DS Smith PLC	220,366	0.1
40,296		Electrocomponents Plc	336,874	0.2
110,440		Elementis PLC	430,177	0.2
61,092	(2)	EI Group PLC	108,244	0.1
14,222	(2)	Ferroglobe PLC	160,709	0.1
7,655		Fidessa Group PLC	414,171	0.2
14,872		Finsbury Food Group PLC	26,412	0.0
4,270		Focusrite PLC	27,335	0.0
6,284		Games Workshop Group PLC	209,564	0.1
16,525		Genus PLC	571,502	0.3
32,767		Gocompare.Com Group PLC	50,524	0.0
57,159		Grainger PLC	246,166	0.1
15,686		Greggs PLC	262,226	0.1
16,007		Hansteen Holdings PLC	29,217	0.0
590		Hargreaves Services PLC	2,761	0.0
424,674		Hays PLC	1,046,540	0.5
2,445		Headlam Group PLC	14,979	0.0
36,507		Hikma Pharmaceuticals PLC	643,713	0.3
26,096		Hill & Smith Holdings PLC	476,230	0.2
2,695		Hilton Food Group PLC	32,873	0.0
68,409	(2)	Hunting PLC	756,018	0.4
134,415	(4)	Ibstock PLC	549,541	0.3
26,597		IG Group Holdings PLC	303,700	0.1
2,106	(2)	IMImobile PLC	8,176	0.0
91,141	(2)	Indivior PLC	564,403	0.3
27,077		Inland Homes PLC	24,044	0.0
25,192		Intermediate Capital Group PLC	375,362	0.2
80,717		Investec PLC - INP - ZAR	644,014	0.3
4,768		J D Wetherspoon PLC	76,407	0.0
8,129		James Fisher & Sons PLC	187,342	0.1
95,336		JD Sports Fashion PLC	511,417	0.2
10,345		Johnson Service Group PLC	19,796	0.0
644		Judges Scientific PLC	22,874	0.0
104,908		Just Group PLC	203,932	0.1
3,978		K3 Capital Group PLC	16,813	0.0
6,152		Kainos Group PLC	30,914	0.0
48,088		Keller Group PLC	687,417	0.3
31,371		Kier Group PLC	462,914	0.2
55,634		Lancashire Holdings Ltd.	456,487	0.2
108,141		London & Stamford Property PLC	282,974	0.1
8,035		LSL Property Services PLC	27,385	0.0
742		Luxfer Holdings PLC	10,388	0.0
37,142		Mcbride PLC	76,700	0.1
14,095	(2)	Microgen PLC	86,545	0.1
3,026		Millennium & Copthorne Hotels PLC	23,746	0.0
10,083		Miton Group PLC	6,663	0.0
10,666		Moneysupermarket.com Group PLC	43,933	0.0
6,137		Morgan Sindall PLC	105,780	0.1
61,497		National Express Group PLC	331,863	0.2
50,756		NEX Group PLC	688,766	0.3
33,067		Northgate PLC	168,984	0.1
206,565		Pendragon PLC	82,470	0.1
55,051		Polypipe Group PLC	289,335	0.1
78,282		QinetiQ PLC	247,470	0.1
44,109		Redrow PLC	380,094	0.2
157,146		Rentokil Initial PLC	662,991	0.3
143,123	(1)	Restaurant Group PLC	597,784	0.3
17,469		RPC Group PLC	189,555	0.1
53,607		Safestore Holdings PLC	403,209	0.2
50,936		Sanne Group PLC	435,470	0.2
45,164		Savills PLC	608,473	0.3
40,357		Severfield PLC	43,670	0.0
35,734		Softcat PLC	335,665	0.2
7,422		Spectris PLC	273,852	0.1
21,050		Speedy Hire PLC	15,573	0.0
20,407		Spirent Communications PLC	33,432	0.0
7,630		SSP Group Plc	68,278	0.0
64,482		Stock Spirits Group PLC	221,488	0.1
60,349		Synthomer PLC	409,649	0.2
33,212		Tate & Lyle PLC	262,303	0.1
864	(2)	Tribal Group PLC	952	0.0
9,186		Trinity Mirror PLC	10,749	0.0
145,798		Tyman PLC	632,319	0.3
4,125		U & I Group PLC	12,429	0.0
28,538		Ultra Electronics Holdings PLC	553,182	0.3
28,366		Unite Group PLC	325,657	0.2

See Accompanying Notes to Financial Statements

26

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: (continued)
36,615	Vertu Motors PLC	25,204	0.0
38,320	Vesuvius PLC	309,468	0.1
69,730	Virgin Money Holdings UK PLC	266,680	0.1
168	Vitec Group PLC	2,752	0.0
158,800	Volution Group PLC	430,684	0.2
20,089	XLMedia PLC	50,059	0.0
3,585	YouGov PLC	19,002	0.0
		28,899,013	13.6

	United States: 0.5%
2,770	(2) Nova Measuring Instruments Ltd.	72,713	0.1
18,266	Orion Engineered Carbons SA	489,529	0.2
67,979	(2) Pieris Pharmaceuticals, Inc.	433,026	0.2
		995,268	0.5

	Total Common Stock
	(Cost $169,866,197)	208,233,942	97.7

EXCHANGE-TRADED FUNDS: 0.3%
16,021	Vanguard FTSE Developed Markets ETF	717,901	0.3

	Total Exchange-Traded Funds
	(Cost $727,292)	717,901	0.3

PREFERRED STOCK: 0.6%
	Brazil: 0.0%
2,158	Cia de Gas de Sao Paulo	36,166	0.0

	Germany: 0.6%
13,596	Draegerwerk AG & Co. KGaA	1,000,263	0.5
517	Einhell Germany AG	58,350	0.0
50	KSB SE & Co. KGaA	25,605	0.0
225	STO AG	29,997	0.0
6,622	Villeroy & Boch AG	147,885	0.1
		1,262,100	0.6

	South Africa: 0.0%
776	Absa Bank Ltd.	41,479	0.0

	United Kingdom: 0.0%
557,130	(2) Mcbride PLC - B Shares	767	0.0

	Total Preferred Stock
	(Cost $926,334)	1,340,512	0.6

WARRANTS: 0.0%
	Malaysia: 0.0%
17,975	(2) Protasco Bhd	161	0.0

	Total Warrants
	(Cost $–)	161	0.0

	Total Long-Term Investments
	(Cost $171,519,823)	210,292,516	98.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.6%
	Securities Lending Collateral(5): 1.6%
484,965	Barclays Capital, Inc., Repurchase Agreement dated 04/30/18, 1.71%, due 05/01/18 (Repurchase Amount $484,988, collateralized by various U.S. Government Securities, 0.000%-3.000%, Market Value plus accrued interest $494,664, due 07/31/19-09/09/49)	484,965	0.2
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 04/30/18, 1.71%, due 05/01/18 (Repurchase Amount $1,000,047, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,020,000, due 05/25/18-03/20/68)	1,000,000	0.5
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 04/30/18, 1.89%, due 05/01/18 (Repurchase Amount $1,000,052, collateralized by various U.S. Government Securities, 2.750%-3.125%, Market Value plus accrued interest $1,020,000, due 11/15/42-09/09/49)	1,000,000	0.5
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 04/30/18, 1.72%, due 05/01/18 (Repurchase Amount $1,000,047, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $1,020,000, due 10/31/18-09/09/49)	1,000,000	0.4
		3,484,965	1.6

See Accompanying Notes to Financial Statements

27

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
2,043,768	(6) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.590%
	(Cost $2,043,768)	2,043,768	1.0

	Total Short-Term Investments
	(Cost $5,528,733)	5,528,733	2.6

	Total Investments in Securities (Cost $177,048,556)	$215,821,249	101.2
	Liabilities in Excess of Other Assets	(2,650,857)	(1.2)
	Net Assets	$213,170,392	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of April 30, 2018.

See Accompanying Notes to Financial Statements

28

Voya Global Corporate Leaders 100® Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.2%
		Australia: 0.7%
1,146		BHP Billiton Ltd.	26,735	0.7

		France: 7.6%
895		AXA S.A.	25,596	0.7
1,146		Carrefour S.A.	23,513	0.6
441		Cie de Saint-Gobain	23,073	0.6
1,447		Engie SA	25,382	0.6
109		L'Oreal S.A.	26,246	0.7
78		LVMH Moet Hennessy Louis Vuitton SE	27,145	0.7
1,402		Orange SA	25,488	0.6
299		Sanofi	23,640	0.6
272		Schneider Electric SE	24,655	0.6
436		Societe Generale	23,862	0.6
415		Total SA	26,083	0.7
898		Vivendi SA	23,682	0.6
			298,365	7.6

		Germany: 6.7%
105		Allianz SE	24,835	0.6
232		BASF SE	24,138	0.6
211		Bayer AG	25,219	0.6
287		Daimler AG	22,563	0.6
1,688		Deutsche Bank AG	23,077	0.6
1,471		Deutsche Telekom AG	25,748	0.7
2,157		E.ON AG	23,619	0.6
110	(1)	Linde AG	24,369	0.6
104		Muenchener Rueckversicherungs-Gesellschaft AG	23,802	0.6
961		RWE AG	22,969	0.6
188		Siemens AG	23,875	0.6
			264,214	6.7

		Japan: 5.8%
600		Bridgestone Corp.	25,082	0.6
700		Canon, Inc.	24,079	0.6
800		Honda Motor Co., Ltd.	27,509	0.7
3,900		Mitsubishi UFJ Financial Group, Inc.	26,135	0.7
2,400		Nissan Motor Co., Ltd.	25,249	0.6
1,700		Panasonic Corp.	25,172	0.6
600		Seven & I Holdings Co., Ltd.	26,437	0.7
500		Sony Corp.	23,353	0.6
400		Toyota Motor Corp.	26,229	0.7
			229,245	5.8

		Netherlands: 2.5%
1,408		ING Groep NV	23,725	0.6
621		Koninklijke Philips NV	26,285	0.7
736		Royal Dutch Shell PLC - Class A	25,606	0.6
440		Unilever NV	25,225	0.6
			100,841	2.5

		South Korea: 0.7%
12		Samsung Electronics Co., Ltd.	29,736	0.7

		Spain: 2.5%
3,036		Banco Bilbao Vizcaya Argentaria SA	24,568	0.6
3,674		Banco Santander SA	23,737	0.6
1,328		Repsol SA	25,342	0.7
2,419		Telefonica S.A.	24,651	0.6
			98,298	2.5

		Switzerland: 3.5%
1,002		ABB Ltd.	23,362	0.6
1,405		Credit Suisse Group AG	23,697	0.6
304		Nestle SA	23,551	0.6
296		Novartis AG	22,785	0.6
239		Swiss Re Ltd.	22,769	0.6
1,338		UBS Group AG	22,458	0.5
			138,622	3.5

		United Kingdom: 8.1%
996		Anglo American PLC	23,435	0.6
344		AstraZeneca PLC	24,081	0.6
3,358		Aviva PLC	24,398	0.6
8,117		Barclays PLC	23,143	0.6
3,496		BP PLC	25,968	0.7
709		Diageo PLC	25,293	0.6
1,239		GlaxoSmithKline PLC	24,851	0.6
2,491		HSBC Holdings PLC	24,801	0.6
2,192		National Grid PLC	25,362	0.7
915		Prudential PLC	23,529	0.6
465		Rio Tinto PLC	25,345	0.7
2,327		Standard Chartered PLC	24,443	0.6
8,633		Vodafone Group PLC	25,193	0.6
			319,842	8.1

		United States: 60.1%
284		3M Co.	55,207	1.4
61	(1)	Alphabet, Inc. - Class C	62,057	1.6
41	(1)	Amazon.com, Inc.	64,211	1.6
424		American Tower Corp.	57,817	1.5
442		Aon PLC	62,972	1.6
364		Apple, Inc.	60,155	1.5
982		Bristol-Myers Squibb Co.	51,192	1.3
417		Caterpillar, Inc.	60,198	1.5
535		Chevron Corp.	66,934	1.7
897		Citigroup, Inc.	61,238	1.6
1,428		Coca-Cola Co.	61,704	1.6
884		Colgate-Palmolive Co.	57,663	1.5
963		DowDuPont, Inc.	60,900	1.5
902		Emerson Electric Co.	59,902	1.5
831		Exxon Mobil Corp.	64,610	1.6
5,654		Ford Motor Co.	63,551	1.6
4,556		General Electric Co.	64,103	1.6
248		Goldman Sachs Group, Inc.	59,106	1.5
2,813		HP, Inc.	60,451	1.5
1,197		Intel Corp.	61,789	1.6
406		International Business Machines Corp.	58,854	1.5
482		Johnson & Johnson	60,968	1.5
1,785		Johnson Controls International plc	60,458	1.5
567		JPMorgan Chase & Co.	61,678	1.6
570		Kimberly-Clark Corp.	59,018	1.5

See Accompanying Notes to Financial Statements

29

Voya Global Corporate Leaders 100® Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
753	Marsh & McLennan Cos., Inc.	61,369	1.6
389	McDonald's Corp.	65,134	1.7
1,140	Merck & Co., Inc.	67,112	1.7
685	Microsoft Corp.	64,061	1.6
1,153	Morgan Stanley	59,518	1.5
926	Nike, Inc.	63,329	1.6
569	PepsiCo, Inc.	57,435	1.5
1,749	Pfizer, Inc.	64,031	1.6
633	Philip Morris International, Inc.	51,906	1.3
788	Procter & Gamble Co.	57,004	1.4
595	Texas Instruments, Inc.	60,351	1.5
1,679	Twenty-First Century Fox, Inc. - Class A	61,384	1.6
489	United Technologies Corp.	58,753	1.5
712	Walmart, Inc.	62,984	1.6
		2,371,107	60.1

	Total Common Stock
	(Cost $3,382,760)	3,877,005	98.2

EXCHANGE-TRADED FUNDS: 1.2%
510	iShares Global 100 ETF	47,027	1.2

	Total Exchange-Traded Funds
	(Cost $47,951)	47,027	1.2

	Total Long-Term Investments
	(Cost $3,430,711)	3,924,032	99.4

SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
6,010	(2) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.590%
	(Cost $6,010)	6,010	0.2

	Total Short-Term Investments
	(Cost $6,010)	6,010	0.2

	Total Investments in Securities (Cost $3,436,721)	$3,930,042	99.6
	Assets in Excess of Other Liabilities	14,445	0.4
	Net Assets	$3,944,487	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of April 30, 2018.

See Accompanying Notes to Financial Statements

30

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.4%
		Canada: 2.4%
7,359		Canadian Imperial Bank of Commerce - XTSE	640,957	0.8
42,632		Shaw Communications, Inc. - Class B	876,248	1.2
6,645		TransCanada Corp.	281,751	0.4
			1,798,956	2.4

		France: 12.6%
15,941		BNP Paribas	1,230,633	1.6
17,229		Casino Guichard Perrachon S.A.	893,695	1.2
28,670		Cie de Saint-Gobain	1,500,043	2.0
11,500		Danone	931,565	1.2
71,734		Engie SA	1,258,319	1.6
36,700		Orange SA	667,191	0.9
11,266		Sanofi	890,715	1.2
20,300		Total SA	1,275,889	1.7
9,523		Vinci SA	952,143	1.2
			9,600,193	12.6

		Germany: 0.7%
39,421		Deutsche Bank AG	538,938	0.7

		Ireland: 1.3%
11,800		Medtronic PLC	945,534	1.3

		Italy: 3.4%
31,564		Assicurazioni Generali S.p.A.	636,928	0.8
35,386		ENI S.p.A.	691,739	0.9
59,492		UniCredit SpA	1,289,781	1.7
			2,618,448	3.4

		Japan: 7.0%
10,700		Canon, Inc.	368,071	0.5
14,700		Japan Airlines Co. Ltd.	580,128	0.7
16,900		Japan Tobacco, Inc.	454,292	0.6
178,500		Mitsubishi UFJ Financial Group, Inc.	1,196,190	1.6
4,200		Murata Manufacturing Co., Ltd.	530,235	0.7
92,300		Nissan Motor Co., Ltd.	971,039	1.3
30,200		Sumitomo Mitsui Financial Group, Inc.	1,258,684	1.6
			5,358,639	7.0

		Netherlands: 2.4%
18,200	(1)	ArcelorMittal	616,864	0.8
34,641		Royal Dutch Shell PLC	1,212,217	1.6
			1,829,081	2.4

		Singapore: 1.3%
230,500		Singapore Telecommunications Ltd.	609,695	0.8
18,000		United Overseas Bank Ltd.	407,596	0.5
			1,017,291	1.3

		Spain: 2.0%
15,000		ACS Actividades de Construccion y Servicios SA	632,170	0.8
90,637		Telefonica S.A.	923,634	1.2
			1,555,804	2.0

		Sweden: 1.2%
122,200		Telefonaktiebolaget LM Ericsson	931,588	1.2

		Switzerland: 4.2%
33,705		Credit Suisse Group AG	568,477	0.7
174,100		Glencore PLC	838,644	1.1
5,377		Roche Holding AG	1,194,702	1.6
1,869		Zurich Insurance Group AG	597,025	0.8
			3,198,848	4.2

		United Kingdom: 7.6%
231,305		Barclays PLC	659,479	0.9
194,900		Kingfisher PLC	812,823	1.1
12,000		Reckitt Benckiser Group PLC	941,383	1.2
35,900		SSE PLC	681,336	0.9
112,400		Standard Chartered PLC	1,180,661	1.5
526,267		Vodafone Group PLC	1,535,771	2.0
			5,811,453	7.6

		United States: 48.3%
6,100		Allergan plc	937,265	1.2
8,600		American Electric Power Co., Inc.	601,828	0.8
5,529		Amgen, Inc.	964,700	1.3
13,128		Apple, Inc.	2,169,533	2.8
24,065		Bristol-Myers Squibb Co.	1,254,508	1.6
9,200		Bunge Ltd.	664,516	0.9
14,200		Carnival Corp.	895,452	1.2
40,569		Cisco Systems, Inc.	1,796,801	2.4
22,225		Citigroup, Inc.	1,517,301	2.0
18,900		ConocoPhillips	1,237,950	1.6
7,439		Eli Lilly & Co.	603,080	0.8
9,837		Eversource Energy	592,679	0.8
11,942		Exxon Mobil Corp.	928,491	1.2
18,900		Gap, Inc.	552,636	0.7
104,930		General Electric Co.	1,476,365	1.9
11,500		Gilead Sciences, Inc.	830,645	1.1
12,092		Intel Corp.	624,189	0.8
8,500		International Business Machines Corp.	1,232,160	1.6
13,400		Las Vegas Sands Corp.	982,622	1.3
41,100	(2)	Mattel, Inc.	608,280	0.8
7,858		McDonald's Corp.	1,315,744	1.7
20,700		Merck & Co., Inc.	1,218,609	1.6
25,828		Metlife, Inc.	1,231,221	1.6
22,543		Microsoft Corp.	2,108,221	2.8
45,300		Mosaic Co.	1,220,835	1.6
27,000		Oracle Corp.	1,233,090	1.6
34,456		Pfizer, Inc.	1,261,434	1.7
12,100		Philip Morris International, Inc.	992,200	1.3
6,432		PNC Financial Services Group, Inc.	936,564	1.2
11,554		Procter & Gamble Co.	835,816	1.1
19,700		Qualcomm, Inc.	1,004,897	1.3
13,200		Schlumberger Ltd.	904,992	1.2

See Accompanying Notes to Financial Statements

31

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
13,063	Verizon Communications, Inc.	644,659	0.8
17,600	Walmart, Inc.	1,556,896	2.0
		36,936,179	48.3

	Total Common Stock
	(Cost $67,067,269)	72,140,952	94.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.7%
	Securities Lending Collateral(3): 0.8%
596,730	Deutsche Bank AG, Repurchase Agreement dated 04/30/18, 1.72%, due 05/01/18 (Repurchase Amount $596,758, collateralized by various U.S. Government Securities, 0.000%-3.375%, Market Value plus accrued interest $608,665, due 07/15/20-08/15/47)
	(Cost $596,730)	596,730	0.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 5.9%
4,560,076	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.590%
	(Cost $4,560,076)	4,560,076	5.9

	Total Short-Term Investments
	(Cost $5,156,806)	5,156,806	6.7

	Total Investments in Securities (Cost $72,224,075)	$77,297,758	101.1
	Liabilities in Excess of Other Assets	(819,178)	(1.1)
	Net Assets	$76,478,580	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of April 30, 2018.

See Accompanying Notes to Financial Statements

32

Voya Global High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Australia: 1.7%
3,012		National Australia Bank Ltd.	65,478	0.7
1,627		Newcrest Mining Ltd.	25,788	0.3
1,359		Sonic Healthcare Ltd.	24,095	0.2
8,770		Telstra Corp., Ltd.	20,852	0.2
16,693		Vicinity Centres	30,564	0.3
			166,777	1.7

		Belgium: 0.3%
232		Groupe Bruxelles Lambert S.A.	26,519	0.3

		Canada: 4.4%
2,254		AltaGas Ltd.	43,449	0.5
743		Bank of Montreal	56,427	0.6
898		Bank of Nova Scotia	55,197	0.6
522		BCE, Inc.	22,153	0.2
729		Canadian Imperial Bank of Commerce - XTSE	63,495	0.7
1,569		CI Financial Corp.	33,019	0.3
1,078		Great-West Lifeco, Inc.	28,739	0.3
542		Industrial Alliance Insurance & Financial Services, Inc.	22,766	0.2
1,098		National Bank Of Canada	52,149	0.5
1,920		Shaw Communications, Inc. - Class B	39,463	0.4
329		TELUS Corp.	11,774	0.1
			428,631	4.4

		China: 0.6%
11,500		BOC Hong Kong Holdings Ltd.	59,450	0.6

		Denmark: 0.6%
1,362		Novo Nordisk A/S	64,052	0.6

		Finland: 0.7%
1,104		Nokian Renkaat OYJ	44,173	0.4
960		Orion Oyj	29,117	0.3
			73,290	0.7

		France: 2.6%
256	(1)	Arkema SA	33,535	0.4
1,220		Bouygues SA	62,226	0.6
287		Cie Generale des Etablissements Michelin SCA	40,359	0.4
2,922		Credit Agricole SA	48,117	0.5
250	(1)	Fonciere Des Regions	27,960	0.3
1,368		Lagardere SCA	39,126	0.4
			251,323	2.6

		Germany: 4.2%
93		Allianz SE	21,997	0.2
622		Bayer AG	74,341	0.7
648	(2)	Covestro AG	58,880	0.6
622		Deutsche Lufthansa AG	18,079	0.2
1,512		Deutsche Post AG	65,627	0.7
1,461		Evonik Industries AG	51,909	0.5
705		Hugo Boss AG	66,091	0.7
231		MAN SE	26,626	0.3
845		ProSiebenSat.1 Media SE	30,655	0.3
			414,205	4.2

		Hong Kong: 1.2%
1,200		Hang Seng Bank Ltd.	30,396	0.3
23,000		HKT Trust / HKT Ltd.	30,261	0.3
6,000		Power Assets Holdings Ltd.	44,683	0.4
22,000		PCCW Ltd.	13,599	0.2
			118,939	1.2

		Ireland: 0.7%
881		Medtronic PLC	70,595	0.7

		Israel: 1.1%
2,004		Bank Hapoalim BM	13,686	0.1
9,261		Bank Leumi Le-Israel BM	54,637	0.6
18,480		Bezeq Israeli Telecommunication Corp., Ltd.	23,322	0.2
4,074		Israel Chemicals Ltd.	18,206	0.2
			109,851	1.1

		Japan: 9.2%
100		ABC-Mart, Inc.	6,590	0.1
1,300		Aozora Bank Ltd.	52,444	0.5
4,000		Astellas Pharma, Inc.	58,505	0.6
1,500		Canon, Inc.	51,599	0.5
1,200		Fuji Film Holdings Corp.	48,259	0.5
1,600		Japan Airlines Co. Ltd.	63,143	0.7
4,300		Japan Post Bank Co. Ltd.	58,410	0.6
11		Japan Retail Fund Investment Corp.	20,623	0.2
1,600		Japan Tobacco, Inc.	43,010	0.4
1,200		Kamigumi Co., Ltd.	27,014	0.3
800		Lawson, Inc.	52,849	0.5
500		McDonald's Holdings Co. Japan Ltd.	23,399	0.2
600		MEIJI Holdings Co., Ltd.	48,120	0.5
1,100		Mixi, Inc.	36,154	0.4
2,300		NTT DoCoMo, Inc.	59,418	0.6
400		Obic Co., Ltd.	33,504	0.3
500		Oracle Corp. Japan	41,074	0.4
1,100		Sankyo Co., Ltd.	38,563	0.4
1,500		Seven & I Holdings Co., Ltd.	66,091	0.7
500		Sundrug Co., Ltd.	25,722	0.3
1,100		Takeda Pharmaceutical Co., Ltd.	46,321	0.5
			900,812	9.2

		Luxembourg: 0.4%
519		RTL Group SA	42,708	0.4

		Netherlands: 4.0%
3,910		ING Groep NV	65,886	0.7
2,645		Koninklijke Ahold Delhaize NV	63,809	0.7
599		LyondellBasell Industries NV - Class A	63,332	0.6
1,491		NN Group NV	71,456	0.7

See Accompanying Notes to Financial Statements

33

Voya Global High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Netherlands: (continued)
3,697	Royal Dutch Shell PLC - Class A	128,624	1.3
		393,107	4.0

	New Zealand: 0.2%
10,414	Spark New Zealand Ltd.	25,290	0.2

	Norway: 0.6%
2,727	Marine Harvest	59,361	0.6

	Panama: 0.5%
412	Copa Holdings S.A.- Class A	48,274	0.5

	Portugal: 0.4%
2,177	Jeronimo Martins SGPS SA	38,178	0.4

	Singapore: 1.6%
29,600	CapitaLand Mall Trust	46,743	0.5
65,500	Hutchison Port Holdings Trust	21,838	0.2
3,700	Oversea-Chinese Banking Corp., Ltd.	38,216	0.4
4,400	SATS Ltd	18,284	0.2
10,700	Singapore Technologies Engineering Ltd.	28,000	0.3
		153,081	1.6

	Spain: 0.8%
2,200	Endesa S.A.	51,304	0.5
1,141	Red Electrica Corp. SA	23,768	0.3
		75,072	0.8

	Switzerland: 2.3%
255	Kuehne & Nagel International AG	39,703	0.4
692	Nestle SA	53,609	0.5
315	Roche Holding AG	69,989	0.7
212	Zurich Insurance Group AG	67,720	0.7
		231,021	2.3

	United Kingdom: 5.3%
5,518	Aviva PLC	40,092	0.4
474	Berkeley Group Holdings PLC	26,537	0.3
11,215	Direct Line Insurance Group PLC	57,626	0.6
3,372	GlaxoSmithKline PLC	67,633	0.7
1,518	Imperial Brands PLC	54,314	0.5
3,843	Investec PLC - INVP - GBP	30,401	0.3
13,408	Marks & Spencer Group PLC	53,016	0.5
1,580	Persimmon PLC	59,022	0.6
7,356	Royal Mail PLC	58,664	0.6
3,793	Standard Life Aberdeen PLC	18,975	0.2
3,993	Taylor Wimpey PLC	10,516	0.1
15,295	Vodafone Group PLC	44,635	0.5
		521,431	5.3

	United States: 55.9%
165	3M Co.	32,074	0.3
154	Accenture PLC	23,285	0.2
5,285	AES Corp.	64,688	0.7
1,496	Aflac, Inc.	68,173	0.7
2,791	AGNC Investment Corp.	52,806	0.5
334	Air Products & Chemicals, Inc.	54,205	0.6
587	Ameren Corp.	34,410	0.3
696	Amphenol Corp.	58,262	0.6
4,796	Annaly Capital Management, Inc.	49,734	0.5
3,131	Apple Hospitality REIT, Inc.	56,327	0.6
950	Apple, Inc.	156,997	1.6
2,832	AT&T, Inc.	92,606	0.9
165	AvalonBay Communities, Inc.	26,895	0.3
266	Avery Dennison Corp.	27,879	0.3
966	Best Buy Co., Inc.	73,928	0.8
198	Boeing Co.	66,045	0.7
1,293	Bristol-Myers Squibb Co.	67,404	0.7
524	Broadridge Financial Solutions, Inc. ADR	56,178	0.6
400	Camden Property Trust	34,160	0.3
465	Carnival Corp.	29,323	0.3
2,046	Centerpoint Energy, Inc.	51,825	0.5
801	Chevron Corp.	100,213	1.0
3,045	Chimera Investment Corp.	53,257	0.5
2,644	Cisco Systems, Inc.	117,103	1.2
638	Consolidated Edison, Inc.	51,123	0.5
433	Convergys Corp.	10,115	0.1
598	Darden Restaurants, Inc.	55,530	0.6
885	Eli Lilly & Co.	71,747	0.7
140	Equity Lifestyle Properties, Inc.	12,482	0.1
198	Everest Re Group Ltd.	46,069	0.5
784	Expeditors International Washington, Inc.	50,066	0.5
591	Extra Space Storage, Inc.	52,948	0.5
1,690	Exxon Mobil Corp.	131,397	1.3
652	Fidelity National Information Services, Inc.	61,920	0.6
1,907	FirstEnergy Corp.	65,601	0.7
2,143	H&R Block, Inc.	59,254	0.6
599	Home Depot, Inc.	110,695	1.1
524	Honeywell International, Inc.	75,812	0.8
3,070	HP, Inc.	65,974	0.7
235	Humana, Inc.	69,132	0.7
2,166	Intel Corp.	111,809	1.1
582	InterDigital, Inc.	43,330	0.4
574	International Business Machines Corp.	83,207	0.8
1,328	Iron Mountain, Inc.	45,072	0.5
305	JM Smucker Co.	34,794	0.4
1,056	Johnson & Johnson	133,573	1.4
431	Kimberly-Clark Corp.	44,626	0.5
554	KLA-Tencor Corp.	56,364	0.6
880	Kohl's Corp.	54,666	0.6
219	Lockheed Martin Corp.	70,264	0.7
946	Maxim Integrated Products	51,557	0.5
538	McDonald's Corp.	90,083	0.9
7,057	MFA Financial, Inc.	53,069	0.5
351	Microsoft Corp.	32,826	0.3
554	Monsanto Co.	69,455	0.7
531	Motorola Solutions, Inc.	58,320	0.6

See Accompanying Notes to Financial Statements

34

Voya Global High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
1,472	Newmont Mining Corp.	57,835	0.6
191	Northrop Grumman Corp.	61,510	0.6
800	Omnicom Group	58,928	0.6
1,869	Oracle Corp.	85,357	0.9
871	Paychex, Inc.	52,756	0.5
736	PepsiCo, Inc.	74,292	0.8
2,966	Pfizer, Inc.	108,585	1.1
819	Philip Morris International, Inc.	67,158	0.7
591	Phillips 66	65,784	0.7
2,348	Plains GP Holdings L.P.	56,869	0.6
651	Procter & Gamble Co.	47,093	0.5
223	Public Storage, Inc.	44,997	0.5
510	Quest Diagnostics, Inc.	51,612	0.5
315	Raytheon Co.	64,556	0.7
763	Republic Services, Inc.	49,351	0.5
260	Service Corp. International	9,493	0.1
2,537	Starwood Property Trust, Inc.	53,176	0.5
532	T. Rowe Price Group, Inc.	60,552	0.6
1,001	Target Corp.	72,673	0.7
763	Texas Instruments, Inc.	77,391	0.8
104	Time Warner, Inc.	9,859	0.1
647	Total System Services, Inc.	54,387	0.6
797	Tyson Foods, Inc.	55,870	0.6
483	UnitedHealth Group, Inc.	114,181	1.2
1,420	US Bancorp	71,639	0.7
116	Vail Resorts, Inc.	26,600	0.3
675	Valero Energy Corp.	74,878	0.8
987	Walmart, Inc.	87,310	0.9
305	Walt Disney Co.	30,601	0.3
747	Waste Management, Inc.	60,724	0.6
1,595	Wells Fargo & Co.	82,876	0.8
310	Western Digital Corp.	24,425	0.2
3,000	Western Union Co.	59,250	0.6
787	Xilinx, Inc.	50,557	0.5
		5,493,782	55.9

	Total Common Stock
	(Cost $8,812,861)	9,765,749	99.3

SHORT-TERM INVESTMENTS: 0.6%
	Mutual Funds: 0.6%
54,314	(3) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.590%
	(Cost $54,314)	54,314	0.6

	Total Short-Term Investments
	(Cost $54,314)	54,314	0.6

	Total Investments in Securities (Cost $8,867,175)	$9,820,063	99.9
	Assets in Excess of Other Liabilities	5,123	0.1
	Net Assets	$9,825,186	100.0

ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Rate shown is the 7-day yield as of April 30, 2018.

See Accompanying Notes to Financial Statements

35

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 78.7%
		Argentina: 0.9%
81,800		Arcos Dorados Holdings, Inc.	744,380	0.2
33,054		Cresud SACIF y A ADR	678,929	0.2
38,260		Grupo Supervielle SA ADR	1,068,985	0.3
37,800	(1)	IRSA Inversiones y Representaciones SA ADR	867,510	0.2
			3,359,804	0.9

		Brazil: 6.3%
77,200	(2)	Atacadao Distribuicao Comercio e Industria Ltd.	332,979	0.1
280,470	(2)	B2W Cia Digital	2,297,753	0.6
54,318		Banco Bradesco SA ADR	532,316	0.1
146,891		Banco do Brasil S.A.	1,539,689	0.4
72,830		Banco Santander Brasil SA	792,914	0.2
38,400		Banco Santander Brasil S.A. ADR	416,256	0.1
107,269	(2)	Biotoscana Investments SA	413,680	0.1
10,000	(1)	Braskem SA-SPON ADR	259,000	0.1
75,800	(1),(2)	BRF SA ADR	540,454	0.1
47,900	(2)	Centrais Eletricas Brasileiras SA	260,748	0.1
26,900		Cia Brasileira de Distribuicao ADR	600,946	0.1
15,863		Cia de Saneamento de Minas Gerais-COPASA	226,498	0.1
44,600		CVC Brasil Operadora e Agencia de Viagens SA	736,628	0.2
75,340		Estacio Participacoes SA	681,957	0.2
11,210		Fibria Celulose SA	219,963	0.0
152,000		Fleury SA	1,132,884	0.3
34,400		Hypermarcas SA	308,630	0.1
270,700		International Meal Co. Alimentacao SA	633,632	0.2
256,715		Itau Unibanco Holding SA ADR	3,730,069	0.9
247,471		Kroton Educacional SA	993,925	0.2
450,000		Movida Participacoes SA	1,022,494	0.3
167,913		MRV Engenharia e Participacoes SA	716,094	0.2
66,700	(2)	Petroleo Brasileiro SA ADR	939,803	0.2
41,406		Qualicorp SA	286,622	0.1
9,400	(2)	Rumo SA	39,712	0.0
49,400		Smiles Fidelidade SA	1,017,416	0.2
44,500		Telefonica Brasil SA ADR	628,340	0.2
208,259		Tim Participacoes SA	947,605	0.2
201,313		Vale SA ADR	2,786,172	0.7
			25,035,179	6.3

		Chile: 0.2%
12,700		Cia Cervecerias Unidas SA ADR	350,774	0.1
7,600		Sociedad Quimica y Minera de Chile SA ADR	417,164	0.1
			767,938	0.2

		China: 24.5%
82,500		AAC Technologies Holdings, Inc.	1,184,104	0.3
–		Air China Ltd.	–	–
76,529	(2)	Alibaba Group Holding Ltd. ADR	13,663,488	3.4
240,000	(2),(3)	A-Living Services Co. Ltd.	324,744	0.1
176,500		Anhui Conch Cement Co., Ltd.	1,101,621	0.3
5,700	(2)	Baidu, Inc. ADR	1,430,130	0.4
1,507,150		Beijing Capital International Airport Co., Ltd.	2,052,698	0.5
2,302,900		Beijing Enterprises Water Group Ltd.	1,337,024	0.3
133,986		Beijing Originwater Technology Co. Ltd.	389,003	0.1
8,400	(1),(2)	Bitauto Holdings Ltd. ADR	177,828	0.0
4,907,000		China Construction Bank	5,140,863	1.3
11,840		China Lodging Group Ltd. ADR	1,653,574	0.4
1,079,000		China Maple Leaf Educational Systems Ltd.	1,495,135	0.4
592,300		China Medical System Holdings Ltd.	1,450,410	0.4
151,000		China Mengniu Dairy Co., Ltd.	486,793	0.1
385,000		China Merchants Bank Co., Ltd.	1,678,754	0.4
333,500		China Mobile Ltd.	3,177,087	0.8
–		China Overseas Land & Investment Ltd.	–	–
637,650		China Petroleum & Chemical Corp.	620,982	0.2
249,000		China Shenhua Energy Co., Ltd.	610,762	0.1
1,046,000		China ZhengTong Auto Services Holdings Ltd.	845,835	0.2
792,000		Country Garden Holdings Co. Ltd.	1,614,940	0.4
15,200	(2)	Ctrip.com International Ltd. ADR	621,680	0.2
320,500	(3)	Dali Foods Group Co. Ltd.	221,868	0.1
8,530	(1),(2)	Daqo New Energy Corp. ADR	455,076	0.1
593,500		Fosun International Ltd	1,261,184	0.3
815,000		Fu Shou Yuan International Group Ltd.	777,426	0.2
654,000		Guangzhou Automobile Group Co. Ltd.	1,197,942	0.3
198,000		Haier Electronics Group Co. Ltd.	685,035	0.2

See Accompanying Notes to Financial Statements

36

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		China: (continued)
5,444,000		Industrial & Commercial Bank of China	4,779,188	1.2
73,800	(2)	JD.com, Inc. ADR	2,694,438	0.7
76,500		Kingboard Chemicals Holdings	311,224	0.1
3,994		Kweichow Moutai Co. Ltd.	415,128	0.1
5,934		Kweichow Moutai Co. Ltd.	616,767	0.1
4,503		NetEase, Inc. ADR	1,157,586	0.3
159,000		Nexteer Automotive Group Ltd.	244,633	0.1
588,000		PICC Property & Casualty Co., Ltd.	1,052,620	0.3
867,500		Ping An Insurance Group Co. of China Ltd.	8,476,689	2.1
350,000		Shenzhen Expressway Co. Ltd.	355,168	0.1
71,000		Shenzhou International Group Holdings Ltd.	775,053	0.2
24,000		Silergy Corp.	501,889	0.1
30,400	(2)	Sina Corp.	2,904,416	0.7
135,800		Sinopharm Group Co.	572,708	0.1
40,900	(2)	Sohu.com, Inc.	1,267,082	0.3
27,000		Sunny Optical Technology Group Co. Ltd.	440,576	0.1
29,000		TAL Education Group ADR	1,056,180	0.3
351,900		Tencent Holdings Ltd.	17,300,434	4.4
634,000		Tingyi Cayman Islands Holding Corp.	1,201,980	0.3
94,000		Tsingtao Brewery Co., Ltd.	486,675	0.1
834,600		Uni-President China Holdings Ltd.	788,974	0.2
8,970	(2)	Weibo Corp. ADR	1,027,244	0.3
384,000		Weichai Power Co. Ltd.	444,537	0.1
63,000	(3)	Yangtze Optical Fibre and Cable Joint Stock Ltd Co.	266,715	0.1
486,000		Yanzhou Coal Mining Co., Ltd.	608,142	0.1
170,000		Yihai International Holding Ltd.	232,226	0.1
5,590		Yirendai Ltd. ADR	197,159	0.1
8,400	(2)	YY, Inc. ADR	809,676	0.2
121,000		Zhongsheng Group Holdings Ltd.	346,868	0.1
			96,987,961	24.5

		Egypt: 0.3%
147,090		Commercial International Bank Egypt SAE	781,897	0.2
432,000		Juhayna Food Industries	332,636	0.1
			1,114,533	0.3

		Georgia: 0.4%
35,172	(2)	BGEO Group PLC	1,681,369	0.4

		Germany: 0.1%
6,000	(2),(3)	Delivery Hero AG	285,814	0.1

		Hong Kong: 1.2%
86,700		AIA Group Ltd.	774,855	0.2
218,200		Galaxy Entertainment Group Ltd.	1,909,824	0.5
252,500		Kingboard Laminates Holdings Ltd.	336,556	0.1
1,245,500	(3)	WH Group Ltd.	1,289,436	0.3
390,000		Xinyi Glass Holding Co. Ltd.	560,664	0.1
			4,871,335	1.2

		Hungary: 0.4%
47,734		MOL Hungarian Oil & Gas PLC	551,603	0.1
27,823		OTP Bank Nyrt	1,213,177	0.3
			1,764,780	0.4

		India: 5.4%
288,500		Bharti Infratel Ltd.	1,351,491	0.3
57,500		Cholamandalam Investment and Finance Co. Ltd.	1,494,491	0.4
95,490		HCL Technologies Ltd.	1,502,635	0.4
14,250		HDFC Bank Ltd. ADR	1,365,293	0.3
64,250		HDFC Bank Ltd. - Foreign Premium	1,938,763	0.5
78,804		Housing Development Finance Corp.	2,219,247	0.6
67,110		ICICI Bank Ltd. ADR	571,106	0.1
44,093		Motilal Oswal Financial Services Ltd.	645,704	0.2
27,560		NIIT Technologies Ltd.	477,252	0.1
105,465		Phoenix Mills Ltd.	984,474	0.3
36,200	(2),(3)	Quess Corp. Ltd.	630,408	0.2
9,591		Reliance Industries Ltd. GDR	277,180	0.1
453,223		Reliance Industries Ltd.	6,513,420	1.6
50,825		Tata Chemicals Ltd.	580,087	0.1
36,877	(2)	Tata Motors Ltd.	186,411	0.0
166,746		Vedanta Ltd.	740,152	0.2
			21,478,114	5.4

		Indonesia: 1.1%
1,469,100		Astra International Tbk PT	751,925	0.2
10,308,900		Bank Rakyat Indonesia	2,376,907	0.6
1,224,200		Bank Negara Indonesia Persero Tbk PT	704,792	0.2
1,131,500		Link Net Tbk PT	439,180	0.1
			4,272,804	1.1

		Kenya: 0.3%
4,025,000		Safaricom Ltd.	1,134,477	0.3

		Malaysia: 1.0%
809,800		AirAsia Bhd	791,109	0.2
547,300		CIMB Group Holdings Bhd	997,429	0.2
252,900		Malayan Banking BHD	693,317	0.2
644,000		Malaysia Airports Holdings Bhd	1,478,894	0.4
662,587	(2)	UEM Sunrise Bhd	155,196	0.0
			4,115,945	1.0

See Accompanying Notes to Financial Statements

37

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Mexico: 2.4%
25,556		America Movil SAB de CV ADR	472,530	0.1
106,400		Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ADR	779,912	0.2
44,710	(2)	Cemex SAB de CV ADR	277,649	0.1
25,567		Coca-Cola Femsa SA de CV ADR	1,678,218	0.4
375,000		Concentradora Hipotecaria SAPI de CV	355,710	0.1
11,070		Fomento Economico Mexicano SAB de CV ADR	1,070,026	0.3
74,400		Grupo Financiero Banorte	465,287	0.1
92,600		Grupo Lala SAB de CV	118,238	0.0
40,700		Grupo Televisa SAB ADR	729,344	0.2
120,600		Kimberly-Clark de Mexico SA de CV	218,539	0.1
263,300		PLA Administradora Industrial S de RL de CV	421,797	0.1
277,400		Qualitas Controladora SAB de CV	775,745	0.2
148,000		Regional SAB de CV	942,032	0.2
351,800		Unifin Financiera SAPI de CV SOFOM ENR	1,260,322	0.3
			9,565,349	2.4

		Netherlands: 0.1%
85,124		VEON Ltd. ADR	234,091	0.1

		Panama: 0.2%
7,553		Copa Holdings S.A.- Class A	884,985	0.2

		Peru: 0.5%
64,200		Cia de Minas Buenaventura SAA ADR	1,023,990	0.3
4,380		Credicorp Ltd.	1,018,306	0.2
			2,042,296	0.5

		Philippines: 1.0%
1,545,400		Ayala Land, Inc.	1,214,362	0.3
4,401,000		Bloomberry Resorts Corp.	1,042,507	0.3
532,130		International Container Terminal Services, Inc.	869,925	0.2
397,950		Robinsons Retail Holdings, Inc.	699,065	0.2
			3,825,859	1.0

		Poland: 0.5%
9,700	(2)	Jastrzebska Spolka Weglowa SA	227,454	0.1
10,050		KRUK SA	655,920	0.2
37,214		Polski Koncern Naftowy Orlen	947,836	0.2
			1,831,210	0.5

		Russia: 4.6%
105,552	(2)	Aeroflot - Russian Airlines OJSC	241,157	0.0
758,020	(2)	Alrosa AO	1,077,477	0.3
405,270		Gazprom PJSC - SPON ADR	1,848,031	0.5
22,260		Lukoil PJSC ADR	1,466,712	0.4
544,974	(2)	Magnitogorsk Iron & Steel Works	419,850	0.1
13,265	(2)	Mail.ru Group Ltd. GDR	420,430	0.1
56,609		MMC Norilsk Nickel PJSC ADR	964,617	0.2
130,118		Mobile TeleSystems PJSC ADR	1,366,239	0.3
798		Novolipetsk Steel GDR	20,338	0.0
13,402		Ros Agro PLC REG GDR	146,350	0.0
255,561		Rosneft Oil Co. PJSC GDR	1,554,575	0.4
21,822,675	(2)	RusHydro Management Co.	257,793	0.1
376,735		Sberbank PAO ADR	5,564,376	1.4
35,885		Severstal PJSC GDR	571,134	0.1
16,288		Tatneft PJSC ADR	1,050,576	0.3
11,153	(2)	X5 Retail Group N.V. GDR	317,382	0.1
31,100	(2)	Yandex NV	1,037,496	0.3
			18,324,533	4.6

		Singapore: 0.4%
1,005,000		IGG, Inc.	1,511,417	0.4

		South Africa: 2.2%
382,000		Advtech Ltd.	499,833	0.1
65,662	(1),(2)	Impala Platinum Holdings Ltd.	116,950	0.0
15,578		Kumba Iron Ore Ltd.	332,784	0.1
18,559		Naspers Ltd.	4,521,336	1.2
115,875		Standard Bank Group Ltd.	1,987,326	0.5
787,110		Transaction Capital Ltd.	1,106,311	0.3
			8,564,540	2.2

		South Korea: 11.4%
35,522		Hana Financial Group, Inc.	1,578,357	0.4
1,070		Lotte Chemical Corp.	412,032	0.1
3,472		Hyundai Motor Co.	517,841	0.1
15,107		Hyundai Marine & Fire Insurance Co., Ltd.	539,729	0.1
65,942		Industrial Bank Of Korea	1,034,091	0.3
17,700		KB Financial Group, Inc. ADR	998,280	0.3
10,788		Kia Motors Corp.	333,076	0.1
3,000		Koh Young Technology, Inc.	284,877	0.1
16,617		KT&G Corp.	1,519,497	0.4
2,221		LG Chem Ltd.	743,433	0.2
8,220		LG Corp.	621,800	0.2
23,989		LG Electronics, Inc.	2,274,608	0.6
58,763		LG Uplus Corp.	672,736	0.2
259		Lotte Chilsung Beverage Co., Ltd.	392,847	0.1
1,421		Lotte Confectionery Co. Ltd	252,788	0.1
11,751	(2)	Lotte Corp.	713,959	0.2
609		NAVER Corp.	406,107	0.1
3,563		NCSoft Corp.	1,194,222	0.3
1,850	(2)	PearlAbyss Corp.	449,506	0.1

See Accompanying Notes to Financial Statements

38

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Korea: (continued)
9,500		PSK, Inc.	203,846	0.0
820	(2),(3)	Samsung Biologics Co. Ltd.	372,437	0.1
7,008		Samsung Electronics Co., Ltd. GDR	8,579,144	2.2
2,171		Samsung Electronics Co., Ltd.	5,379,738	1.3
6,619		Samsung Life Insurance Co. Ltd.	722,576	0.2
3,030		Samsung SDI Co., Ltd.	515,948	0.1
1,819		Samsung Fire & Marine Insurance Co. Ltd.	454,186	0.1
7,622		SFA Engineering Corp.	230,405	0.1
41,979		Shinhan Financial Group Co., Ltd.	1,869,185	0.5
4,620		Silicon Works Co. Ltd.	161,391	0.0
8,893		SK Innovation Co. Ltd.	1,629,610	0.4
71,170		SK Hynix, Inc.	5,597,096	1.4
4,561		SK Telecom Co., Ltd.	974,517	0.2
108,600		SK Telecom Co., Ltd. ADR	2,579,250	0.6
8,081		S-Oil Corp.	828,778	0.2
6,800		TES Co. Ltd./Korea	190,291	0.0
			45,228,184	11.4

		Spain: 0.6%
67,898		CIE Automotive SA	2,538,152	0.6

		Switzerland: 0.2%
20,340	(2),(3)	Wizz Air Holdings PLC	893,148	0.2

		Taiwan: 6.4%
21,000		Accton Technology Corp.	47,996	0.0
40,413		Airtac International Group	701,224	0.2
199,000		Basso Industry Corp.	352,991	0.1
86,000		Catcher Technology Co., Ltd.	953,755	0.2
2,021,000		CTBC Financial Holding Co. Ltd.	1,441,303	0.4
227,500		Chroma ATE, Inc.	1,143,925	0.3
178,000		Compeq Manufacturing Co. Ltd.	177,348	0.0
126,000		E Ink Holdings, Inc.	139,418	0.0
114,435		FLEXium Interconnect, Inc.	299,038	0.1
816,000		Fubon Financial Holding Co., Ltd.	1,396,060	0.4
–		General Interface Solution Holding Ltd.	–	–
697,512		HON HAI Precision Industry Co., Ltd.	1,940,047	0.5
744,000	(2)	Macronix International	1,181,916	0.3
140,000		MediaTek, Inc.	1,592,305	0.4
–		Merry Electronics Co. Ltd.	–	–
134,000		Nanya Technology Corp.	417,126	0.1
16,000		Phison Electronics Corp.	144,845	0.0
90,667		Poya International Co. Ltd.	1,006,559	0.3
102,000		Sino-American Silicon Products, Inc.	437,776	0.1
45,000	(2)	TaiMed Biologics, Inc.	467,734	0.1
531,100		Taiwan Semiconductor Manufacturing Co., Ltd.	4,045,571	1.0
148,570		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,712,517	1.4
442,000		Winbond Electronics Corp.	270,526	0.1
64,000		Yageo Corp.	1,356,294	0.4
			25,226,274	6.4

		Thailand: 2.3%
772,300		CP ALL PCL	2,124,885	0.5
208,000		Kiatnakin Bank PCL	484,767	0.1
1,127,000		Krung Thai Bank PCL	647,393	0.2
440,300		PTT Global Chemical PCL	1,360,795	0.3
1,059,900		PTT PCL	1,890,159	0.5
647,620		Srisawad Corp. PCL	1,060,374	0.3
887,500		Star Petroleum Refining PCL	440,216	0.1
227,400		Thai Oil PCL	676,957	0.2
176,800		Tisco Financial Group PCL	495,945	0.1
			9,181,491	2.3

		Turkey: 2.3%
684,053		Akbank Turk AS	1,423,291	0.3
87,876		AvivaSA Emeklilik ve Hayat AS	380,094	0.1
404,812	(2)	Dogtas Kelebek Mobilya Sanayi ve Ticaret AS	277,179	0.1
152,993		Eregli Demir ve Celik Fabrikalari TAS	381,906	0.1
48,930	(2),(3)	MLP Saglik Hizmetleri AS	204,051	0.1
589,134		Petkim Petrokimya Holding	1,041,206	0.3
137,588		Tekfen Holding AS	520,666	0.1
141,000		Tofas Turk Otomobil Fabrikasi AS	868,901	0.2
108,591	(2)	Turk Hava Yollari	448,551	0.1
57,600		Turkcell Iletisim Hizmet AS ADR	498,240	0.1
330,527		Turkcell Iletisim Hizmet AS	1,138,063	0.3
328,891		Turkiye Halk Bankasi AS	672,909	0.2
2,126,135		Turkiye Sinai Kalkinma Bankasi AS	734,293	0.2
110,000		Ulker Biskuvi Sanayi AS	576,632	0.1
			9,165,982	2.3

		United Arab Emirates: 0.2%
14,800		NMC Health PLC	723,179	0.2

		United Kingdom: 0.6%
58,040		Anglo American PLC	1,365,647	0.3
27,996		Antofagasta PLC	374,055	0.1
62,470		Evraz PLC	393,100	0.1
34,260	(2)	KAZ Minerals PLC	432,878	0.1
			2,565,680	0.6

		United States: 0.6%
17,300		Cognizant Technology Solutions Corp.	1,415,486	0.3

See Accompanying Notes to Financial Statements

39

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
250,600	Samsonite International SA	1,130,380	0.3
		2,545,866	0.6

	Vietnam: 0.1%
119,434	(2) Hoa Phat Group JSC	281,540	0.1

	Total Common Stock
	(Cost $251,223,990)	312,003,829	78.7

PREFERRED STOCK: 2.6%
	Brazil: 0.6%
69,790	Itau Unibanco Holding S.A.	1,013,421	0.2
196,673	Metalurgica Gerdau SA	440,707	0.1
158,000	(2) Petroleo Brasileiro SA	1,036,435	0.3
		2,490,563	0.6

	Colombia: 0.1%
49,700	Banco Davivienda SA	598,037	0.1

	Russia: 0.2%
231	(2) AK Transneft OAO	631,411	0.2

	South Korea: 1.7%
3,361	Samsung Electronics Co., Ltd.	6,634,612	1.7

	Total Preferred Stock
	(Cost $7,738,410)	10,354,623	2.6

CLOSED-END FUNDS: 0.2%
	United States: 0.2%
10,400	(2) Altaba, Inc.	728,832	0.2

	Total Closed-End Funds
	(Cost $387,386)	728,832	0.2

	Total Long-Term Investments
	(Cost $259,349,786)	323,087,284	81.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
	Securities Lending Collateral(4): 0.3%
1,000,000	Deutsche Bank AG, Repurchase Agreement dated 04/30/18, 1.73%, due 05/01/18 (Repurchase Amount $1,000,047, collateralized by various U.S. Government Agency Obligations, 2.500%-5.660%, Market Value plus accrued interest $1,020,000, due 06/20/27-04/20/48)	1,000,000	0.3
199,749	Nomura Securities, Repurchase Agreement dated 04/30/18, 1.72%, due 05/01/18 (Repurchase Amount $199,758, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $203,744, due 08/15/18-02/15/48)	199,749	0.0
		1,199,749	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.8%
7,173,599	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.590%
	(Cost $7,173,599)	7,173,599	1.8

	Total Short-Term Investments
	(Cost $8,373,348)	8,373,348	2.1

	Total Investments in Securities (Cost $267,723,134)	$331,460,632	83.6
	Assets in Excess of Other Liabilities	65,145,204	16.4
	Net Assets	$396,605,836	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of April 30, 2018.

See Accompanying Notes to Financial Statements

40

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.4%
		Argentina: 0.0%
2,679		YPF SA ADR	58,643	0.0

		Australia: 2.0%
223,407		Brambles Ltd.	1,653,024	0.3
35,348		Caltex Australia Ltd.	822,007	0.2
18,431		Cochlear Ltd.	2,682,249	0.5
90,137		Seek Ltd.	1,311,115	0.2
184,795		Treasury Wine Estates Ltd.	2,639,603	0.5
125,382		WorleyParsons Ltd.	1,528,249	0.3
			10,636,247	2.0

		Austria: 0.7%
16,277		ams AG	1,342,477	0.2
45,148		Andritz AG	2,426,771	0.5
			3,769,248	0.7

		Belgium: 0.9%
19,544		Anheuser-Busch InBev SA/NV	1,941,374	0.4
20,256		Solvay S.A.	2,817,007	0.5
			4,758,381	0.9

		Brazil: 1.0%
181,000		Cielo SA	993,557	0.2
85,892		Itau Unibanco Holding SA ADR	1,248,011	0.2
3,643	(1)	Pagseguro Digital Ltd.	121,057	0.0
134,663	(1)	Petroleo Brasileiro SA ADR	1,897,401	0.4
40,900		Raia Drogasil SA	802,309	0.2
			5,062,335	1.0

		Canada: 4.2%
56,607		Canadian National Railway Co. - CNR	4,372,223	0.8
74,300		Canadian Natural Resources Ltd.	2,680,459	0.5
91,555		EnCana Corp.	1,140,204	0.2
77,003		Magna International, Inc.	4,547,792	0.9
50,800		Methanex Corp.	3,061,966	0.6
40,436		National Bank Of Canada	1,920,470	0.4
67,183		Suncor Energy, Inc.	2,569,170	0.5
44,230		TransCanada Corp.	1,875,370	0.3
			22,167,654	4.2

		China: 4.7%
31,500		AAC Technologies Holdings, Inc.	452,112	0.1
28,950	(1)	Alibaba Group Holding Ltd. ADR	5,168,733	1.0
4,622	(1)	Baidu, Inc. ADR	1,159,660	0.2
1,473,184		China Construction Bank	1,543,395	0.3
309,000		China Longyuan Power Group Corp. Ltd.	303,506	0.1
260,500		China Merchants Bank Co., Ltd.	1,135,884	0.2
32,188	(1)	Ctrip.com International Ltd. ADR	1,316,489	0.3
44,966	(1)	JD.com, Inc. ADR	1,641,708	0.3
262,000	(1)	Kingdee International Software Group Co., Ltd.	254,339	0.1
2,739		NetEase, Inc. ADR	704,115	0.1
24,844		New Oriental Education & Technology Group, Inc. ADR	2,231,985	0.4
200,000		Ping An Insurance Group Co. of China Ltd.	1,954,280	0.4
68,800		Sunny Optical Technology Group Co. Ltd.	1,122,653	0.2
45,200		Tencent Holdings Ltd.	2,222,164	0.4
184,000		Tsingtao Brewery Co., Ltd.	952,641	0.2
8,238	(1),(2)	Weibo Corp. ADR	943,416	0.2
136,234		ENN Energy Holdings Ltd.	1,273,997	0.2
			24,381,077	4.7

		Colombia: 0.5%
57,000		BanColombia SA ADR	2,716,620	0.5

		Denmark: 1.1%
568		AP Moller - Maersk A/S - Class B	909,933	0.2
13,845		Carlsberg A/S	1,548,311	0.3
23,504		Novo Nordisk A/S	1,105,345	0.2
50,930		Novozymes A/S	2,394,366	0.4
			5,957,955	1.1

		Finland: 1.1%
78,907		Kone OYJ	3,918,943	0.7
34,511		Sampo OYJ	1,866,410	0.4
			5,785,353	1.1

		France: 7.6%
14,642		Air Liquide SA	1,903,111	0.4
20,528		Capgemini SE	2,823,948	0.5
26,961		Cie de Saint-Gobain	1,410,626	0.3
46,339		Cie Generale des Etablissements Michelin SCA	6,516,317	1.3
3,828		Essilor International Cie Generale d'Optique SA	522,861	0.1
30,734	(1)	Imerys SA	2,805,167	0.5
25,126	(1)	IPSOS	956,571	0.2
33,774		Legrand S.A.	2,628,051	0.5
183,095	(1)	Natixis SA	1,503,747	0.3
43,432		Peugeot S.A.	1,069,450	0.2
41,110		Safran S.A.	4,821,792	0.9
28,096		Societe Generale	1,537,658	0.3
28,186		Total SA	1,771,537	0.3
2,694		Unibail-Rodamco SE	646,747	0.1
47,552		Valeo SA	3,179,287	0.6
55,595		Vinci SA	5,558,586	1.1
			39,655,456	7.6

		Germany: 7.2%
9,618		Adidas AG	2,363,807	0.4
27,940		BASF SE	2,906,970	0.6
2,851		Beiersdorf AG	322,557	0.1
8,079		Continental AG	2,151,716	0.4
26,775		Deutsche Post AG	1,162,153	0.2

See Accompanying Notes to Financial Statements

41

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Germany: (continued)
156,874		Deutsche Telekom AG	2,745,859	0.5
79,053		Freenet AG	2,509,445	0.5
15,656		Fresenius SE & Co. KGaA	1,192,270	0.2
18,312		Hannover Rueck SE	2,571,837	0.5
74,547		Infineon Technologies AG	1,908,827	0.4
34,545		LANXESS AG	2,558,895	0.5
11,302	(1)	Linde AG	2,503,790	0.5
12,449		Muenchener Rueckversicherungs-Gesellschaft AG	2,849,104	0.5
29,764		SAP SE	3,306,945	0.6
5,626		Siemens AG	714,472	0.1
30,661		Symrise AG	2,478,381	0.5
28,677	(1)	Vonovia SE	1,436,855	0.3
43,363	(1),(3)	Zalando SE	2,231,313	0.4
			37,915,196	7.2

		Hong Kong: 1.3%
367,200		AIA Group Ltd.	3,281,740	0.6
109,000		Henderson Land Development Co., Ltd.	691,120	0.2
17,508		Hong Kong Exchanges and Clearing Ltd.	567,164	0.1
6,000		Jardine Matheson Holdings Ltd.	363,322	0.1
29,100		Jardine Strategic Holdings Ltd.	1,101,300	0.2
21,765		Melco Resorts & Entertainment Ltd ADR	679,286	0.1
			6,683,932	1.3

		India: 1.8%
17,397		HDFC Bank Ltd. - Foreign Premium	524,960	0.1
142,220		ICICI Bank Ltd. ADR	1,210,292	0.2
372,940		ICICI Bank Ltd.	1,586,428	0.3
175,976		Infosys Ltd. ADR	3,109,496	0.6
95,232		Mahindra & Mahindra Ltd. - SPON GDR	1,242,777	0.3
12,013	(1)	MakeMyTrip Ltd.	443,280	0.1
141,777		Power Grid Corp. of India Ltd.	440,392	0.1
182,060		State Bank of India	669,566	0.1
			9,227,191	1.8

		Ireland: 1.2%
899,028		Greencore Group PLC	1,960,707	0.4
32,090		Medtronic PLC	2,571,372	0.5
15,368	(1)	Ryanair Holdings PLC ADR	1,690,019	0.3
			6,222,098	1.2

		Israel: 0.5%
148,290		Teva Pharmaceutical Industries Ltd. ADR	2,666,254	0.5

		Italy: 1.2%
15,405	(1)	Banca Generali SpA	499,725	0.1
11,900		Ferrari NV	1,459,853	0.2
43,064		FinecoBank Banca Fineco SpA	512,796	0.1
10,241		Moncler SpA	461,581	0.1
169,802	(1),(3)	Pirelli & C SpA	1,471,155	0.3
92,197		UniCredit SpA	1,998,822	0.4
			6,403,932	1.2

		Japan: 15.1%
53,700		Advantest Corp.	1,277,271	0.2
57,700		Asahi Group Holdings, Ltd.	2,918,798	0.6
13,500		Daikin Industries Ltd.	1,577,013	0.3
120,396		Daiwa House Industry Co., Ltd.	4,401,830	0.8
29,100		Denso Corp.	1,530,278	0.3
69,700		Don Quijote Holdings Co. Ltd.	3,752,453	0.7
1,800		Fanuc Ltd.	385,579	0.1
115,400		Isuzu Motors Ltd.	1,761,499	0.3
54,200		Itochu Corp.	1,083,915	0.2
66,900		Kakaku.com, Inc.	1,275,407	0.2
198,000		Kansai Electric Power Co., Inc.	2,770,370	0.5
41,820		Kao Corp.	3,006,274	0.6
158,500		KDDI Corp.	4,254,711	0.8
500		Keyence Corp.	304,890	0.1
75,500		Kobe Steel Ltd.	776,635	0.2
56,900		Komatsu Ltd.	1,939,649	0.4
55,100		Makita Corp.	2,468,732	0.5
95,900		Mitsubishi UFJ Financial Group, Inc.	642,659	0.1
65,600		MS&AD Insurance Group Holdings, Inc.	2,210,473	0.4
34,300		Mixi, Inc.	1,127,333	0.2
273,500	(1)	Nexon Co. Ltd.	3,979,807	0.8
9,800		Nidec Corp.	1,533,133	0.3
35,300		Olympus Corp.	1,316,356	0.3
51,200		Ono Pharmaceutical Co., Ltd.	1,183,501	0.2
37,400		Pigeon Corp.	1,753,090	0.3
23,700		Seven & I Holdings Co., Ltd.	1,044,241	0.2
10,300		Shimano, Inc.	1,369,578	0.3
16,000		Shin-Etsu Chemical Co., Ltd.	1,605,596	0.3
58,700		Shiseido Co., Ltd.	3,808,517	0.7
6,000		SMC Corp.	2,279,958	0.4
40,955		SoftBank Group Corp.	3,129,319	0.6
73,711		Sony Corp.	3,442,755	0.7
41,710		Sony Financial Holdings, Inc.	760,952	0.2
12,300		Sugi Holdings Co., Ltd.	716,095	0.1
117,500		Sumitomo Mitsui Financial Group, Inc.	4,897,196	0.9
45,200		Suruga Bank Ltd.	612,299	0.1
8,500		Sysmex Corp.	750,867	0.1
9,700		Terumo Corp.	548,834	0.1
50,800		Tokio Marine Holdings, Inc.	2,397,622	0.5
24,800		United Arrows Ltd.	910,868	0.2
36,400		Yamaha Corp.	1,756,406	0.3
			79,262,759	15.1

		Luxembourg: 0.2%
53,044		Tenaris S.A.	994,109	0.2

		Mexico: 0.1%
106,300		Grupo Aeroportuario del C	560,714	0.1
7,600		Infraestructura Energetica Nova SAB de CV	33,489	0.0
			594,203	0.1

See Accompanying Notes to Financial Statements

42

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Netherlands: 3.4%
30,189	(3)	ABN AMRO Group NV	936,197	0.2
37,231	(1)	AerCap Holdings NV	1,940,852	0.4
17,574		Airbus SE	2,062,889	0.4
13,977	(1)	ArcelorMittal	473,731	0.1
7,462		ASML Holding NV	1,420,642	0.3
70,983	(1),(3)	DP Eurasia NV	185,674	0.0
37,962		ING Groep NV	639,678	0.1
35,908		Koninklijke Philips NV	1,519,848	0.3
120,647		Royal Dutch Shell PLC - Class A	4,197,483	0.8
24,165		Unilever NV	1,385,343	0.3
53,330		Wolters Kluwer NV	2,885,672	0.5
			17,648,009	3.4

		Norway: 2.1%
136,399		DNB ASA	2,550,845	0.5
61,237		Norsk Hydro ASA	382,484	0.0
208,165		SpareBank 1 SR-Bank ASA	2,058,738	0.4
56,682		Statoil ASA	1,449,512	0.3
97,242		Telenor ASA	2,152,345	0.4
62,647		Yara International ASA	2,642,362	0.5
			11,236,286	2.1

		Panama: 0.1%
2,792		Copa Holdings S.A.- Class A	327,139	0.1

		Portugal: 0.4%
116,313		Jeronimo Martins SGPS SA	2,039,778	0.4

		Russia: 0.1%
17,043	(1)	Mail.ru Group Ltd. GDR	540,172	0.1

		Singapore: 1.7%
93,180		DBS Group Holdings Ltd.	2,149,857	0.4
1,502,000	(1)	NetLink NBN Trust	916,594	0.2
261,391		United Overseas Bank Ltd.	5,918,998	1.1
			8,985,449	1.7

		South Africa: 1.3%
77,371		Clicks Group Ltd.	1,326,324	0.3
8,830		Naspers Ltd.	2,151,161	0.4
87,830		Sasol Ltd.	3,139,691	0.6
			6,617,176	1.3

		South Korea: 2.8%
8,800		Hyundai Mobis Co. Ltd.	2,037,936	0.4
69,421		Kia Motors Corp.	2,143,352	0.4
136,400		LG Uplus Corp.	1,561,548	0.3
1,013		Samsung Electronics Co., Ltd. GDR	1,240,108	0.2
2,618		Samsung Electronics Co., Ltd.	6,487,404	1.2
17,700		SK Hynix, Inc.	1,391,999	0.3
			14,862,347	2.8

		Spain: 1.9%
131,968		Banco Santander SA	852,634	0.2
157,632		Distribuidora Internacional de Alimentacion SA	730,497	0.1
330,960		Iberdrola S.A.	2,556,976	0.5
132,957		Industria de Diseno Textil SA	4,121,422	0.8
83,808		Red Electrica Corp. SA	1,745,753	0.3
			10,007,282	1.9

		Sweden: 3.5%
112,369		Assa Abloy AB	2,354,909	0.5
10,920		Atlas Copco AB - A	427,041	0.1
63,409		Atlas Copco AB - B	2,247,437	0.4
59,924		Duni AB	814,347	0.2
49,813		Investor AB	2,168,559	0.4
53,813		Loomis AB	1,959,699	0.4
23,725	(1)	Lundin Petroleum AB	654,026	0.1
170,876		Nordea Bank AB	1,737,921	0.3
9,046	(1)	Spotify Technology SA	1,462,467	0.3
386,817		Svenska Handelsbanken AB	4,313,885	0.8
			18,140,291	3.5

		Switzerland: 5.7%
27,552		Cie Financiere Richemont SA	2,619,058	0.5
39,627		Ferguson PLC	3,033,353	0.6
352,591		Glencore PLC	1,698,441	0.3
38,738		Julius Baer Group Ltd.	2,299,037	0.4
54,900		Nestle SA	4,253,108	0.8
114,720		Novartis AG	8,830,494	1.7
9,824		Schindler Holding AG - Part Cert	2,028,525	0.4
8,071		Swiss Re Ltd.	768,919	0.2
3,435		u-blox Holding AG	627,648	0.1
205,487		UBS Group AG	3,449,079	0.7
			29,607,662	5.7

		Taiwan: 1.6%
294,940		HON HAI Precision Industry Co., Ltd.	820,341	0.2
473,000		Taiwan Semiconductor Manufacturing Co., Ltd.	3,603,003	0.7
101,078		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,886,449	0.7
			8,309,793	1.6

		Thailand: 0.5%
588,800		Siam Commercial Bank PCL	2,438,886	0.5

		Turkey: 0.2%
343,451		Turkcell Iletisim Hizmet AS	1,182,563	0.2

		United Kingdom: 15.0%
54,153		Anglo American PLC	1,274,189	0.2
22,007	(1)	ASOS PLC	1,762,697	0.3
28,289		AstraZeneca PLC	1,980,310	0.4
334,061	(3)	Auto Trader Group PLC	1,623,254	0.3
292,000		Babcock International Group	2,947,374	0.6
238,059		BAE Systems PLC	1,997,382	0.4
366,078		BBA Aviation PLC	1,604,490	0.3
56,021		Bellway PLC	2,552,690	0.5
61,028		BHP Billiton PLC ADR	2,583,926	0.5
155,333		BHP Billiton PLC	3,312,098	0.6
92,912		British American Tobacco PLC	5,096,025	1.0
259,070		BT Group PLC	889,222	0.2
44,778		Burberry Group PLC	1,124,508	0.2

See Accompanying Notes to Financial Statements

43

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United Kingdom: (continued)
906,500		Cineworld Group PLC	3,236,236	0.6
155,998		Compass Group PLC	3,346,613	0.6
35,673		Diageo PLC	1,272,631	0.2
79,786	(1)	Fiat Chrysler Automobiles NV	1,772,746	0.3
108,470		Hargreaves Lansdown PLC	2,659,330	0.5
89,737		HomeServe PLC	912,096	0.2
158,286		Howden Joinery Group PLC	1,035,983	0.2
132,400		Inchcape PLC	1,322,733	0.2
149,125		Informa PLC	1,514,046	0.3
23,724		Intertek Group PLC	1,595,291	0.3
106,719		John Wood Group PLC	831,876	0.2
37,415		Johnson Matthey PLC	1,690,960	0.3
160,350		Jupiter Fund Management PLC	1,002,782	0.2
75,348	(1)	Just Eat PLC	802,153	0.2
310,929		Melrose Industries PLC	974,970	0.2
45,700		Next PLC	3,301,219	0.6
175,745		Prudential PLC	4,519,146	0.9
33,553		Rightmove PLC	2,104,265	0.4
54,556		Rio Tinto PLC	2,973,645	0.6
103,367		RSA Insurance Group PLC	932,684	0.2
56,912		Shire PLC	3,030,579	0.6
298,308		Standard Chartered PLC	3,133,458	0.6
987,782		Taylor Wimpey PLC	2,601,379	0.5
44,592		Unilever PLC	2,501,273	0.5
25,863		Weir Group PLC	756,804	0.1
			78,573,063	15.0

		United States: 1.7%
19,288		Aon PLC	2,747,962	0.5
4,624	(1)	Mettler Toledo International, Inc.	2,589,116	0.5
72,966		Popular, Inc.	3,377,596	0.7
			8,714,674	1.7

		Total Common Stock
		(Cost $428,711,146)	494,149,213	94.4

EXCHANGE-TRADED FUNDS: 0.1%
8,939		iShares MSCI ACWI ex US ETF	446,682	0.1

		Total Exchange-Traded Funds
		(Cost $442,313)	446,682	0.1

PREFERRED STOCK: 0.5%
		Germany: 0.5%
10,806		Sartorius AG	1,659,809	0.3
5,716		Volkswagen AG	1,178,837	0.2
			2,838,646	0.5

		United States: 0.0%
2,046	(1),(4),(5)	Xiaoju Kuaizhi, Inc., Series A-17	102,170	0.0

		Total Preferred Stock
		(Cost $2,641,605)	2,940,816	0.5

		Total Long-Term Investments
		(Cost $431,795,064)	497,536,711	95.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.8%
	Securities Lending Collateral(6): 0.2%
911,745	Millenium Fixed Income Ltd., Repurchase Agreement dated 04/30/18, 1.89%, due 05/01/18 (Repurchase Amount $911,792, collateralized by various U.S. Government Securities, 2.750%-3.125%, Market Value plus accrued interest $929,980, due 11/15/42-09/09/49) (Cost $911,745)	911,745	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.6%
19,123,942	(7) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.590%
	(Cost $19,123,942)	19,123,942	3.6

	Total Short-Term Investments
	(Cost $20,035,687)	20,035,687	3.8

	Total Investments in Securities (Cost $451,830,751)	$517,572,398	98.8
	Assets in Excess of Other Liabilities	6,062,219	1.2
	Net Assets	$523,634,617	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Restricted security as to resale, excluding Rule 144A securities. As of April 30, 2018, the Fund held restricted securities with a fair value of $102,170 or 0.02% of net assets. Please refer to the table below for additional details.
(6)	Represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of April 30, 2018.

See Accompanying Notes to Financial Statements

44

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.2%
		Australia: 6.7%
33,070		Adelaide Brighton Ltd.	159,549	0.1
9,865		AGL Energy Ltd.	160,774	0.1
433,970		Alumina Ltd.	854,213	0.2
21,105		Amcor Ltd.	217,486	0.1
2,870		Ansell Ltd.	56,074	0.0
17,146		APA Group	107,337	0.0
65,146		Aristocrat Leisure Ltd.	1,306,862	0.3
3,522		ASX Ltd.	154,837	0.0
42,847		AusNet Services	55,310	0.0
2,847		Australia & New Zealand Banking Group Ltd.	57,231	0.0
20,840		Bendigo and Adelaide Bank Ltd.	165,870	0.1
49,825		BHP Billiton Ltd.	1,162,376	0.3
10,098		BlueScope Steel Ltd.	124,099	0.0
38,522		Brambles Ltd.	285,030	0.1
37,542		Caltex Australia Ltd.	873,028	0.2
6,329		Challenger Ltd.	51,170	0.0
20,448		CIMIC Group Ltd.	695,818	0.2
7,023		Coca-Cola Amatil Ltd.	49,021	0.0
1,996		Cochlear Ltd.	290,476	0.1
6,813		Commonwealth Bank of Australia	366,841	0.1
69,267		Computershare Ltd.	881,181	0.2
25,411		Costa Group Holdings Ltd.	138,509	0.0
26,297		Crown Resorts Ltd.	255,236	0.1
9,456		CSL Ltd.	1,211,206	0.3
102,891		CSR Ltd.	434,136	0.1
83,843		Dexus	596,252	0.2
27,118		DuluxGroup Ltd.	157,668	0.0
2,483		Flight Centre Travel Group Ltd.	104,017	0.0
125,542		Fortescue Metals Group Ltd.	425,946	0.1
49,855		Goodman Group	339,189	0.1
149,606		GPT Group	542,486	0.1
213,110		Harvey Norman Holdings Ltd.	561,752	0.1
83,863		Insurance Australia Group Ltd.	496,461	0.1
10,889		IOOF Holdings Ltd.	73,127	0.0
17,671		Lend Lease Corp., Ltd.	236,992	0.1
27,087		Macquarie Atlas Roads Group	130,970	0.0
14,130		Macquarie Group Ltd.	1,150,719	0.3
2,182		Magellan Financial Group Ltd.	38,120	0.0
177,086		Medibank Pvt Ltd.	389,191	0.1
42,250		Metcash Ltd.	114,037	0.0
492,445		Mirvac Group	826,409	0.2
3,916		National Australia Bank Ltd.	85,130	0.0
21,520		Oil Search Ltd.	126,603	0.0
3,651		Orica Ltd.	54,397	0.0
195,180		Orora Ltd.	489,517	0.1
11,281		Perpetual Ltd.	340,331	0.1
13,229		Platinum Asset Management Ltd.	56,115	0.0
116,481		Qantas Airways Ltd.	503,753	0.1
2,544		Ramsay Health Care Ltd.	123,678	0.0
1,612		REA Group Ltd.	97,593	0.0
92,152		Regis Resources Ltd.	325,189	0.1
25,824		Rio Tinto Ltd.	1,536,889	0.4
238,442		Scentre Group	720,692	0.2
12,750		Seek Ltd.	185,459	0.1
115,163		Shopping Centres Australasia Property Group	205,671	0.1
8,315		Sims Metal Management Ltd.	100,492	0.0
14,001		Sonic Healthcare Ltd.	248,240	0.1
24,617		Star Entertainment Grp Ltd.	97,416	0.0
396,506		Stockland	1,232,500	0.3
7,803		Suncorp Group Ltd.	82,069	0.0
16,054		Sydney Airport	85,954	0.0
23,594		Telstra Corp., Ltd.	56,098	0.0
17,719		Transurban Group - Stapled Security	154,398	0.0
8,013		Treasury Wine Estates Ltd.	114,457	0.0
251,236		Vicinity Centres	460,005	0.1
22,958		Wesfarmers Ltd.	755,306	0.2
67,111		Westfield Corp.	463,748	0.1
9,204		Westpac Banking Corp.	197,706	0.1
28,405		Woodside Petroleum Ltd.	688,351	0.2
75,527		Woolworths Group Ltd	1,579,701	0.4
			27,464,464	6.7

		Austria: 0.7%
1,312		Andritz AG	70,522	0.0
5,408		Oesterreichische Post AG	259,711	0.1
34,638	(1)	OMV AG	2,145,305	0.5
10,866	(1)	Telekom Austria AG	103,615	0.0
2,260		Voestalpine AG	119,231	0.1
			2,698,384	0.7

		Belgium: 0.5%
255		Ackermans & van Haaren NV	46,014	0.0
988		Ageas	52,850	0.0
1,736		Anheuser-Busch InBev SA/NV	172,443	0.0
22,837		Proximus SADP	699,820	0.2
10,290		bpost SA	225,784	0.1
4,325		Colruyt S.A.	243,373	0.1
835		KBC Group NV	72,595	0.0
313		Sofina SA	54,638	0.0
1,478		Solvay S.A.	205,546	0.1
1,326		UCB S.A.	99,866	0.0
1,948		Umicore SA	108,345	0.0
			1,981,274	0.5

		Brazil: 0.1%
37,737		Vale SA ADR	522,280	0.1

See Accompanying Notes to Financial Statements

45

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Canada: 5.7%
5,101		Alimentation Couche-Tard, Inc.	220,535	0.1
4,343		Bank of Nova Scotia	266,949	0.1
4,401		BCE, Inc.	186,776	0.0
4,923		Brookfield Asset Management, Inc.	195,126	0.0
14,017		CAE, Inc.	264,958	0.1
13,501		Canadian Imperial Bank of Commerce - XNYS	1,175,262	0.3
8,224		Canadian Imperial Bank of Commerce - XTSE	716,297	0.2
7,944		Canadian National Railway Co. - CNR	613,580	0.1
2,123		Canadian Natural Resources Ltd.	76,590	0.0
4,357		Canadian Pacific Railway Ltd.	795,014	0.2
9,730		Canadian Tire Corp. Ltd.	1,326,029	0.3
2,274		Canadian Utilities Ltd.	57,915	0.0
8,251	(1)	Canfor Corp.	189,510	0.0
8,800		Capital Power Corp.	167,097	0.0
8,572	(1)	CGI Group, Inc.	496,715	0.1
21,261		CI Financial Corp.	447,426	0.1
404		Constellation Software, Inc./Canada	288,736	0.1
10,423		Dollarama, Inc.	1,199,828	0.3
23,067		Empire Co. Ltd.	446,087	0.1
33,459		Enerplus Corp.	388,285	0.1
110		Fairfax Financial Holdings Ltd.	60,899	0.0
12,968		Fortis, Inc.	435,314	0.1
22,256		Genworth MI Canada, Inc.	719,361	0.2
4,441		George Weston Ltd.	363,837	0.1
1,623		Great-West Lifeco, Inc.	43,269	0.0
6,678		Husky Energy, Inc.	93,412	0.0
5,132	(2)	Hydro One Ltd.	81,500	0.0
2,219		IGM Financial, Inc.	68,111	0.0
3,703		Intact Financial Corp.	282,350	0.1
3,754		Inter Pipeline Ltd.	67,686	0.0
4,242		Loblaw Cos Ltd.	215,743	0.1
32,111		Magna International, Inc.	1,896,473	0.5
14,030		Manulife Financial Corp.	264,766	0.1
8,365		Maple Leaf Foods Inc.	201,641	0.0
11,951		Metro, Inc. - Class A	379,208	0.1
5,093		National Bank Of Canada	241,887	0.1
2,264		Nutrien Ltd.	103,065	0.0
1,875		Pembina Pipeline Corp.	59,713	0.0
4,982		Power Corp. of Canada	118,385	0.0
2,270		Power Financial Corp.	58,891	0.0
2,116		Restaurant Brands International, Inc.	115,149	0.0
29,595		RioCan Real Estate Investment Trust	538,217	0.1
32,189		Rogers Communications, Inc.	1,519,510	0.4
24,174		Royal Bank of Canada	1,838,350	0.4
4,577		Saputo, Inc.	148,402	0.0
13,329		Shaw Communications, Inc. - Class B	273,961	0.1
5,519		Sun Life Financial, Inc.	227,818	0.1
8,583		Suncor Energy, Inc.	328,226	0.1
29,872		Teck Resources Ltd.	749,854	0.2
6,233		TELUS Corp.	223,067	0.1
2,215		Thomson Reuters Corp.	89,069	0.0
5,064		Toronto-Dominion Bank	284,408	0.1
5,287		TransCanada Corp.	224,171	0.1
5,807		Waste Connections, Inc.	419,712	0.1
17,785		West Fraser Timber Co., Ltd.	1,204,690	0.3
			23,458,830	5.7

		China: 3.5%
1,521,000		Agricultural Bank of China Ltd.	857,559	0.2
7,185	(1)	Alibaba Group Holding Ltd. ADR	1,282,810	0.3
104,000		Beijing Capital International Airport Co., Ltd.	141,645	0.0
9,500		BOC Hong Kong Holdings Ltd.	49,111	0.0
1,688,000		China Construction Bank	1,768,448	0.4
35,000		China Mengniu Dairy Co., Ltd.	112,833	0.0
121,000		China Railway Construction Corp. Ltd.	143,292	0.0
202,000		China Resources Power Holdings Co.	387,459	0.1
443,500		China Shenhua Energy Co., Ltd.	1,087,843	0.3
553,000		Chongqing Rural Commercial Bank Co. Ltd.	423,031	0.1
168,000		CSPC Pharmaceutical Group Ltd.	427,906	0.1
146,000		Guangzhou Automobile Group Co. Ltd.	267,431	0.1
160,400		Guangzhou R&F Properties Co., Ltd.	381,367	0.1
1,164,000		Industrial & Commercial Bank of China	1,021,854	0.3
298,000		Longfor Properties Co., Ltd.	891,239	0.2
12,000		Minth Group Ltd.	56,977	0.0
746,000		PICC Property & Casualty Co., Ltd.	1,335,466	0.3
864,000		Sinopec Shanghai Petrochemical Co. Ltd.	573,704	0.2
95,200		Sinopharm Group Co.	401,485	0.1
268,000		Sun Art Retail Group Ltd.	301,219	0.1
34,300		Tencent Holdings Ltd.	1,686,288	0.4
30,000		Tingyi Cayman Islands Holding Corp.	56,876	0.0
114,000		Travelsky Technology Ltd.	332,997	0.1
169,000		Want Want China Holdings Ltd.	149,340	0.1
			14,138,180	3.5

		Denmark: 2.0%
2,886		Carlsberg A/S	322,747	0.1
1,921		Chr Hansen Holding A/S	174,137	0.0
1,924		Coloplast A/S	162,989	0.0
22,136		Danske Bank A/S	770,380	0.2
5,039		Dfds A/S	313,723	0.1
13,645		DSV A/S	1,080,627	0.3
3,055		ISS A/S	106,540	0.0
50,022		Novo Nordisk A/S	2,352,432	0.6
5,562		Novozymes A/S	261,486	0.1
9,894	(2)	Orsted A/S	651,377	0.2
548		Pandora A/S	60,877	0.0

See Accompanying Notes to Financial Statements

46

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Denmark: (continued)
1,168		Rockwool International AS	352,136	0.1
2,344		Royal Unibrew A/S	155,196	0.0
4,582		Tryg A/S	108,450	0.0
20,651		Vestas Wind Systems A/S	1,335,951	0.3
3,582	(1)	William Demant Holding A/S	139,597	0.0
			8,348,645	2.0

		Finland: 2.0%
8,276		Elisa OYJ	365,819	0.1
14,449		Fortum OYJ	332,367	0.1
3,308		Huhtamaki Oyj	134,552	0.0
7,097		Kesko OYJ	416,734	0.1
8,397		Kone OYJ	417,040	0.1
10,464		Metso OYJ	371,894	0.1
6,051		Neste Oyj	509,534	0.1
2,143		Nokian Renkaat OYJ	85,745	0.0
7,921		Orion Oyj	240,249	0.1
8,670		Sampo OYJ	468,887	0.1
75,663		Stora Enso OYJ (Euro Denominated Security)	1,492,421	0.4
80,999		UPM-Kymmene OYJ	2,890,171	0.7
11,485		Wartsila OYJ	243,853	0.1
			7,969,266	2.0

		France: 8.7%
2,281		Accor S.A.	128,926	0.0
498		Aeroports de Paris	109,621	0.0
4,437		Air Liquide SA	576,704	0.2
2,495		Alstom SA	113,593	0.0
2,726	(1)	Arkema SA	357,091	0.1
3,958	(1)	Atos SE	534,330	0.1
75,407		AXA S.A.	2,156,536	0.5
2,058		BioMerieux	162,691	0.0
23,173		BNP Paribas	1,788,938	0.4
46,214		Bollore SA	229,689	0.1
6,933		Bouygues SA	353,618	0.1
6,308	(1)	Bureau Veritas SA	164,940	0.1
4,117		Capgemini SE	566,358	0.1
5,364		Carrefour S.A.	110,055	0.0
6,573		Cie de Saint-Gobain	343,906	0.1
15,422		Cie Generale des Etablissements Michelin SCA	2,168,684	0.5
27,556	(1)	CNP Assurances	705,811	0.2
12,738		Credit Agricole SA	209,761	0.1
1,135		Danone	91,941	0.0
77		Dassault Aviation SA	153,526	0.0
1,522		Dassault Systemes SE	197,236	0.1
6,236		Edenred	214,833	0.1
6,297	(1)	Eiffage SA	749,541	0.2
69,972		Electricite de France SA	981,966	0.2
3,642		Elis SA	87,103	0.0
86,421		Engie SA	1,515,951	0.4
950		Essilor International Cie Generale d'Optique SA	129,759	0.0
1,436		Eurazeo SA	126,134	0.0
16,205		Eutelsat Communications	350,951	0.1
2,763	(1)	Faurecia SA	225,623	0.1
2,968	(1)	Fonciere Des Regions	331,937	0.1
7,983		Gecina S.A.	1,383,855	0.3
5,524		Getlink	77,981	0.0
112		Hermes International	72,424	0.0
1,296	(1)	Imerys SA	118,289	0.0
761	(1)	Ipsen SA	123,180	0.0
23,581		Klepierre SA	965,140	0.2
6,917		Lagardere SCA	197,834	0.1
4,301		Legrand S.A.	334,673	0.1
627		L'Oreal S.A.	150,975	0.0
4,838		LVMH Moet Hennessy Louis Vuitton SE	1,683,680	0.4
94,459	(1)	Natixis SA	775,786	0.2
15,289		Orange SA	277,948	0.1
676		Orpea	86,627	0.0
1,437		Pernod Ricard SA	238,665	0.1
36,673		Peugeot S.A.	903,020	0.2
1,992	(1)	Cie Plastic Omnium SA	95,730	0.0
1,017		Kering SA	588,330	0.2
4,356		Publicis Groupe	325,741	0.1
851		Renault S.A.	92,233	0.0
5,377	(1)	Rexel SA	83,353	0.0
3,947		Rubis SCA	307,101	0.1
13,943		Safran S.A.	1,635,375	0.4
25,664		Sanofi	2,029,052	0.5
6,064		Schneider Electric SE	549,667	0.1
1,156	(1)	SCOR SE	46,879	0.0
23,387		Societe Generale	1,279,940	0.3
1,537		Sodexo SA	152,207	0.0
4,108		SUEZ	59,244	0.0
2,857		Teleperformance	459,126	0.1
2,186		Thales S.A.	277,094	0.1
22,207		Total SA	1,395,747	0.4
559	(1)	UbiSoft Entertainment	53,411	0.0
1,188		Unibail-Rodamco SE	285,203	0.1
2,917		Valeo SA	195,028	0.1
31,319		Veolia Environnement	740,963	0.2
13,209		Vinci SA	1,320,683	0.3
16,741		Vivendi SA	441,489	0.1
			35,741,426	8.7

		Germany: 6.0%
3,912		Adidas AG	961,449	0.2
8,991		Allianz SE	2,126,583	0.5
1,550		Axel Springer AG	126,964	0.0
21,992		BASF SE	2,288,121	0.6
5,995		Bayer AG	716,519	0.2
1,194		Bayerische Motoren Werke AG	132,751	0.0
1,154		Beiersdorf AG	130,561	0.0
2,124		Brenntag AG	121,646	0.0
2,012		Continental AG	535,865	0.1
18,191	(2)	Covestro AG	1,652,921	0.4
2,670		Daimler AG	209,910	0.1
381		Deutsche Boerse AG	51,240	0.0
25,665		Deutsche Lufthansa AG	745,958	0.2
15,160		Deutsche Post AG	658,011	0.2
8,494		Deutsche Telekom AG	148,676	0.1
16,740		Deutsche Wohnen SE	790,037	0.2
17,914		E.ON AG	196,154	0.1
4,449		Evonik Industries AG	158,074	0.1
4,292		Fraport AG Frankfurt Airport Services Worldwide	415,360	0.1
759		Fresenius SE & Co. KGaA	57,801	0.0
4,677		Fresenius Medical Care AG & Co. KGaA	474,579	0.1
1,380		Fuchs Petrolub SE	70,905	0.0
3,383		GEA Group AG	132,083	0.0
652		Hannover Rueck SE	91,570	0.0
864		HeidelbergCement AG	84,488	0.0

See Accompanying Notes to Financial Statements

47

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Germany: (continued)
1,651		Hella GmbH & Co. KGaA	101,834	0.0
678		Henkel AG & Co. KGaA	80,712	0.0
5,306		Hochtief AG	968,171	0.3
8,948		Hugo Boss AG	838,836	0.2
11,111		Infineon Technologies AG	284,505	0.1
3,641	(2)	Innogy SE	159,986	0.1
3,592		Jenoptik AG	130,312	0.0
4,574		LEG Immobilien AG	527,396	0.1
2,030	(1)	Linde AG	449,716	0.1
33,063		Ceconomy AG	370,498	0.1
37,471		METRO AG	542,096	0.1
1,627		MTU Aero Engines AG	279,861	0.1
403		Muenchener Rueckversicherungs-Gesellschaft AG	92,231	0.0
2,011		Osram Licht AG	115,614	0.0
2,030		ProSiebenSat.1 Media SE	73,644	0.0
2,598		Rheinmetall AG	339,510	0.1
5		RTL Group SA	411	0.0
2,468		RWE AG	58,989	0.0
4,901		SAP SE	544,528	0.1
2,963		Siemens AG	376,285	0.1
6,692		SMA Solar Technology AG	411,287	0.1
1,032		Symrise AG	83,418	0.0
11,338		Talanx AG	510,834	0.1
71,002		Telefonica Deutschland Holding AG	338,858	0.1
57,907		TUI AG	1,309,514	0.3
26,138	(1)	Uniper SE	808,165	0.2
1,133		United Internet AG	73,234	0.0
22,566	(1)	Vonovia SE	1,130,665	0.3
1,118		Wacker Chemie AG	200,907	0.1
1,130		Wirecard AG	152,890	0.1
			24,433,133	6.0

		Hong Kong: 3.8%
124,600		AIA Group Ltd.	1,113,575	0.3
307,000		Champion REIT	216,885	0.1
240,000		CK Asset Holdings Ltd.	2,071,912	0.5
43,000		CK Hutchison Holdings Ltd.	508,469	0.1
12,000		CK Infrastructure Holdings Ltd.	94,709	0.0
35,500		CLP Holdings Ltd.	368,635	0.1
6,000		Galaxy Entertainment Group Ltd.	52,516	0.0
14,000		Great Eagle Holding Co.	70,718	0.0
29,000		Hang Lung Properties Ltd.	68,631	0.0
2,900		Hang Seng Bank Ltd.	73,457	0.0
73,900		Henderson Land Development Co., Ltd.	468,567	0.1
80,800		Hong Kong & China Gas	168,827	0.1
2,300		Hong Kong Exchanges and Clearing Ltd.	74,507	0.0
12,000		Power Assets Holdings Ltd.	89,366	0.0
62,052		Hongkong Land Holdings Ltd. - HKHGF	448,465	0.1
107,000		Hopewell Highway Infrastructure Ltd.	65,120	0.0
23,000		Hopewell Holdings	81,588	0.0
14,000		Hysan Development Co., Ltd.	81,482	0.0
1,331		Jardine Matheson Holdings Ltd.	80,597	0.0
1,383		Jardine Strategic Holdings Ltd	52,340	0.0
30,604		Johnson Electric Holdings Ltd.	106,549	0.0
31,500		Kerry Logistics Network Ltd.	48,102	0.0
58,500		Kerry Properties Ltd.	279,661	0.1
92,000		Li & Fung Ltd.	46,269	0.0
33,000		Lifestyle International Holdings Ltd.	61,687	0.0
224,500		Link REIT	1,984,160	0.5
14,000		MTR Corp.	78,663	0.0
54,000		New World Development Ltd.	79,192	0.0
119,000		NWS Holdings Ltd.	234,646	0.1
94,000		Sino Land Co.	162,260	0.1
123,000		Sun Hung Kai Properties Ltd.	1,980,847	0.5
11,000		Swire Pacific Ltd.	108,694	0.0
41,600		Swire Properties Ltd.	147,659	0.1
53,500		Techtronic Industries Co., Ltd.	313,413	0.1
10,500		Vtech Holdings Ltd.	127,851	0.0
1,845,000	(2)	WH Group Ltd.	1,910,084	0.5
136,000		Wharf Holdings Ltd.	452,452	0.1
12,000		Wharf Real Estate Investment Co. Ltd.	89,973	0.0
62,000		Wheelock & Co., Ltd.	459,991	0.1
90,000		Xinyi Glass Holding Co. Ltd.	129,384	0.1
118,500		Yue Yuen Industrial Holdings	335,825	0.1
			15,387,728	3.8

		India: 0.1%
37,390		Hindustan Petroleum Corp. Ltd.	169,920	0.0
72,172		Vedanta Ltd.	320,357	0.1
			490,277	0.1

		Ireland: 0.3%
1,645		DCC PLC	157,896	0.0
14,247		James Hardie Industries SE	251,593	0.1
1,373		Kerry Group PLC - KYG	140,104	0.0
695		Kerry Group PLC - KYGA	70,667	0.0
4,535		Kingspan Group Plc	205,367	0.1
10,453		Smurfit Kappa Group PLC	442,820	0.1
			1,268,447	0.3

		Israel: 0.5%
4,562		Alony Hetz Properties & Investments Ltd.	40,468	0.0
7,919		Amot Investments Ltd.	39,026	0.0
75,496		Bank Hapoalim BM	515,594	0.1
47,551		Bank Leumi Le-Israel BM	280,534	0.1
72,323		Bezeq Israeli Telecommunication Corp., Ltd.	91,274	0.0
1,350		Elbit Systems Ltd.	155,596	0.1
941		Frutarom Industries Ltd.	89,953	0.0

See Accompanying Notes to Financial Statements

48

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Israel: (continued)
5,506		Harel Insurance Investments & Financial Services Ltd.	39,968	0.0
35,385	(1)	Israel Discount Bank Ltd.	97,978	0.0
3,261	(1)	Nice Ltd.	308,940	0.1
319		Paz Oil Co. Ltd.	46,415	0.0
9,393		Plus500 Ltd.	182,526	0.1
13,528		Super-Sol Ltd	77,442	0.0
2,844		Strauss Group Ltd.	58,510	0.0
			2,024,224	0.5

		Italy: 1.9%
340,066		A2A SpA	683,785	0.2
4,186		Assicurazioni Generali S.p.A.	84,469	0.0
5,228		Atlantia S.p.A	173,046	0.0
15,748		Davide Campari-Milano SpA	117,967	0.0
61,563	(2)	Enav SpA	335,566	0.1
443,780		Enel S.p.A.	2,815,213	0.7
26,566		ENI S.p.A.	519,322	0.1
7,057		Ferrari NV	865,730	0.2
153,080		Intesa Sanpaolo SpA	582,309	0.2
57,799		Iren SpA	175,605	0.1
900		Luxottica Group S.p.A.	56,147	0.0
25,342		Maire Tecnimont SpA	128,801	0.0
2,720		Moncler SpA	122,595	0.0
33,722	(2)	Poste Italiane SpA	329,245	0.1
10,069		Prysmian SpA	295,998	0.1
1,272		Recordati S.p.A.	45,373	0.0
44,608		Snam SpA	214,166	0.1
6,341		Societa Iniziative Autostradali e Servizi S.p.A.	134,321	0.0
			7,679,658	1.9

		Japan: 19.6%
23,600		Aeon Co., Ltd.	471,582	0.1
3,800		Aica Kogyo Co., Ltd.	142,878	0.0
4,200		Air Water, Inc.	81,136	0.0
5,400		Aisin Seiki Co., Ltd.	292,545	0.1
13,300		Alfresa Holdings Corp.	293,452	0.1
6,500		ANA Holdings, Inc.	257,297	0.1
3,400		Amada Holdings Co., Ltd.	40,815	0.0
6,000		Amano Corp.	148,715	0.0
1,100		Aoyama Trading Co., Ltd.	42,366	0.0
10,200		Aozora Bank Ltd.	411,484	0.1
14,200		Asahi Glass Co., Ltd.	589,317	0.2
1,100		Asahi Group Holdings, Ltd.	55,644	0.0
27,200		Asahi Kasei Corp.	374,006	0.1
122,600		Astellas Pharma, Inc.	1,793,176	0.5
12,600		Autobacs Seven Co., Ltd.	237,854	0.1
1,200		Benesse Holdings, Inc.	43,708	0.0
6,500		BIC Camera, Inc.	106,522	0.0
14,500		Bridgestone Corp.	606,138	0.2
2,700		Canon Marketing Japan, Inc.	58,674	0.0
27,100		Canon, Inc.	932,218	0.2
3,500		Central Japan Railway Co.	701,346	0.2
15,200		Chubu Electric Power Co., Inc.	238,305	0.1
1,400		Chugai Pharmaceutical Co., Ltd.	73,835	0.0
11,200		Chugoku Electric Power Co., Inc.	140,117	0.0
62,400		Citizen Watch Co., Ltd.	464,931	0.1
6,700		COMSYS Holdings Corp.	186,392	0.1
1,900		Cosmo Energy Holdings Co. Ltd.	62,592	0.0
42,800		Dai Nippon Printing Co., Ltd.	921,580	0.2
6,400		Daicel Corp.	73,845	0.0
4,600		Daiichi Sankyo Co., Ltd.	157,437	0.0
1,900		Daiichikosho Co., Ltd.	99,687	0.0
1,400		Daikin Industries Ltd.	163,542	0.1
5,500		Daito Trust Construction Co., Ltd.	917,758	0.2
10,700		Daiwa House Industry Co., Ltd.	391,206	0.1
3,200		Denka Co., Ltd.	113,924	0.0
5,900		Denso Corp.	310,262	0.1
300		Disco Corp.	52,583	0.0
2,400		Don Quijote Holdings Co. Ltd.	129,209	0.0
4,700		East Japan Railway Co.	451,520	0.1
1,100		Ebara Corp.	42,015	0.0
29,600		EDION Corp.	346,954	0.1
6,200		Electric Power Development Co., Ltd.	168,612	0.1
6,900		Exedy Corp.	233,688	0.1
8,100		FANCL Corp.	317,866	0.1
500		Fanuc Ltd.	107,105	0.0
100		Fast Retailing Co., Ltd.	43,902	0.0
10,000		Fuji Electric Holdings Co., Ltd.	71,323	0.0
1,700		Subaru Corp.	57,063	0.0
3,700		Fuji Film Holdings Corp.	148,800	0.0
75,000		Fujitsu Ltd.	454,684	0.1
1,000		Fukuyama Transporting Co., Ltd.	41,728	0.0
1,200		Glory Ltd.	41,263	0.0
14,400		H2O Retailing Corp.	270,975	0.1
14,300		Hakuhodo DY Holdings, Inc.	200,065	0.1
2,600		Hamamatsu Photonics KK	100,197	0.0
5,900		Hankyu Hanshin Holdings, Inc.	232,092	0.1
5,400		Hanwa Co., Ltd.	235,937	0.1
2,900		Haseko Corp.	45,616	0.0
15,900		Hino Motors Ltd.	193,987	0.1
315		Hirose Electric Co., Ltd.	44,328	0.0
1,700		HIS Co., Ltd.	62,040	0.0
700		Hisamitsu Pharmaceutical Co., Inc.	54,408	0.0
1,100		Hitachi High-Technologies Corp.	51,305	0.0
417,000		Hitachi Ltd.	3,043,499	0.8
35,800		Honda Motor Co., Ltd.	1,231,017	0.3
1,000		Horiba Ltd.	72,652	0.0
800		Hoshizaki Corp.	74,265	0.0
4,700		House Foods Group, Inc.	165,531	0.1
10,400		Hoya Corp.	555,618	0.1
27,100		Ibiden Co., Ltd.	447,529	0.1
13,600		Iida Group Holdings Co. Ltd.	265,124	0.1
10,200		Inpex Corp.	130,395	0.0

See Accompanying Notes to Financial Statements

49

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan: (continued)
6,300	Isuzu Motors Ltd.	96,165	0.0
7,500	TIS, Inc.	297,520	0.1
1,000	Ito En Ltd.	39,870	0.0
23,500	Itochu Corp.	469,963	0.1
3,000	Itochu Techno-Solutions Corp.	62,016	0.0
1,700	Izumi Co., Ltd.	112,254	0.0
3,500	J Front Retailing Co., Ltd.	56,707	0.0
20,500	Japan Airlines Co. Ltd.	809,021	0.2
9,700	Japan Petroleum Exploration Co., Ltd.	252,417	0.1
2,000	Japan Tobacco, Inc.	53,762	0.0
2,700	JFE Holdings, Inc.	55,410	0.0
2,100	LIXIL Group Corp.	47,031	0.0
8,100	JSR Corp.	152,588	0.0
42,400	JTEKT Corp.	686,038	0.2
144,000	JXTG Holdings, Inc.	938,702	0.2
2,400	Kagome Co., Ltd.	86,532	0.0
67,000	Kajima Corp.	645,484	0.2
13,200	Kakaku.com, Inc.	251,650	0.1
7,600	Kamigumi Co., Ltd.	171,088	0.1
54,000	Kaneka Corp.	533,588	0.1
8,600	Kansai Electric Power Co., Inc.	120,329	0.0
24,800	Kao Corp.	1,782,774	0.4
1,800	Kawasaki Heavy Industries Ltd.	60,178	0.0
12,800	KDDI Corp.	343,598	0.1
1,900	Keihan Holdings Co., Ltd.	61,348	0.0
8,400	Keihin Corp.	165,934	0.1
1,800	Keio Corp.	82,171	0.0
3,900	Keisei Electric Railway Co., Ltd.	126,982	0.0
300	Keyence Corp.	182,934	0.1
2,000	Kikkoman Corp.	86,669	0.0
9,000	Kinden Corp.	156,968	0.0
3,500	Kintetsu Group Holdings Co., Ltd.	142,210	0.0
22,900	Kirin Holdings Co., Ltd.	642,780	0.2
1,300	Kobayashi Pharmaceutical Co., Ltd.	109,694	0.0
2,300	Koito Manufacturing Co., Ltd.	153,925	0.0
6,600	Kokuyo Co., Ltd.	119,205	0.0
17,100	Komatsu Ltd.	582,917	0.2
1,700	Komeri Co., Ltd.	45,372	0.0
1,000	Konami Holdings Corp.	49,109	0.0
200	Kose Corp.	36,959	0.0
47,800	Ks Holdings Corp.	689,423	0.2
6,000	Kubota Corp.	101,163	0.0
28,900	Kuraray Co., Ltd.	481,305	0.1
5,600	Kurita Water Industries, Ltd.	181,349	0.1
2,600	Kyocera Corp.	166,122	0.1
5,300	Kyorin Co., Ltd.	103,640	0.0
9,500	Kyowa Exeo Corp.	247,049	0.1
2,900	Kyowa Hakko Kirin Co., Ltd.	62,750	0.0
8,600	Kyushu Electric Power Co., Inc.	106,554	0.0
2,900	Kyushu Railway Co.	92,809	0.0
1,500	Lawson, Inc.	99,092	0.0
8,100	Leopalace21 Corp.	70,251	0.0
3,100	Lintec Corp.	89,708	0.0
2,400	Lion Corp.	51,699	0.0
4,300	Maeda Corp.	53,070	0.0
5,000	Maeda Road Construction Co., Ltd.	107,888	0.0
4,600	Makita Corp.	206,101	0.1
220,600	Marubeni Corp.	1,656,609	0.4
2,300	Maruichi Steel Tube Ltd.	78,504	0.0
20,400	Matsumotokiyoshi Holdings Co., Ltd.	908,741	0.2
10,600	Medipal Holdings Corp.	227,400	0.1
800	MEIJI Holdings Co., Ltd.	64,160	0.0
3,200	Misumi Group, Inc.	88,309	0.0
76,400	Mitsubishi Corp.	2,106,772	0.5
15,800	Mitsubishi Electric Corp.	242,223	0.1
100,100	Mitsubishi UFJ Financial Group, Inc.	670,804	0.2
19,000	Mitsubishi Chemical Holdings Corp.	179,732	0.1
6,100	Mitsubishi Gas Chemical Co., Inc.	142,956	0.0
105,100	Mitsui & Co., Ltd.	1,894,236	0.5
1,600	Mitsui Chemicals, Inc.	45,866	0.0
1,900	Mitsui Fudosan Co., Ltd.	48,669	0.0
47,800	MS&AD Insurance Group Holdings, Inc.	1,610,680	0.4
2,600	Miura Co., Ltd.	78,953	0.0
10,300	Mixi, Inc.	338,529	0.1
300	Murata Manufacturing Co., Ltd.	37,874	0.0
3,500	Nabtesco Corp.	126,212	0.0
4,200	Nagase & Co., Ltd.	71,724	0.0
5,600	Nagoya Railroad Co., Ltd.	146,670	0.0
3,400	Namco Bandai Holdings, Inc.	115,052	0.0
2,100	Nankai Electric Railway Co., Ltd.	55,836	0.0
14,400	NEC Corp.	394,705	0.1
400	Nidec Corp.	62,577	0.0
2,600	Nifco, Inc.	91,288	0.0
5,700	Nikon Corp.	99,183	0.0
4,000	Nippo Corp.	91,740	0.0
9,500	Nippon Express Co., Ltd.	717,726	0.2
17,200	Nippon Paper Industries Co. Ltd.	329,418	0.1
67,200	Nippon Steel & Sumitomo Metal Corp.	1,461,013	0.4
3,600	Nippon Telegraph & Telephone Corp.	170,839	0.1
2,300	Nippon Television Holdings, Inc.	40,314	0.0
3,100	Nishi-Nippon Railroad Co., Ltd.	86,081	0.0
2,800	Nissan Chemical Industries Ltd.	124,497	0.0
114,200	Nissan Motor Co., Ltd.	1,201,438	0.3
10,300	Nisshin Seifun Group, Inc.	225,067	0.1
1,700	Nissin Food Products Co., Ltd.	125,178	0.0
1,100	Nitori Co., Ltd.	185,498	0.1
500	Nitto Denko Corp.	37,172	0.0
6,400	NOF Corp.	190,965	0.1
93,000	Nomura Holdings, Inc.	535,639	0.1
1,700	Nomura Research Institute Ltd.	87,558	0.0
53,900	NTT DoCoMo, Inc.	1,392,453	0.4
37,800	Obayashi Corp.	435,313	0.1

See Accompanying Notes to Financial Statements

50

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan: (continued)
1,100	Obic Co., Ltd.	92,137	0.0
2,900	Odakyu Electric Railway Co., Ltd.	62,418	0.0
54,000	Oji Holdings Corp.	379,869	0.1
1,900	Omron Corp.	102,542	0.0
2,300	Ono Pharmaceutical Co., Ltd.	53,165	0.0
18,000	Onward Holdings Co., Ltd.	148,336	0.0
900	Oracle Corp. Japan	73,933	0.0
2,700	Oriental Land Co., Ltd.	269,068	0.1
115,900	ORIX Corp.	2,032,753	0.5
12,700	Osaka Gas Co., Ltd.	273,481	0.1
1,800	OSG Corp.	39,842	0.0
2,800	Otsuka Corp.	129,745	0.0
5,400	Paltac Corp.	270,284	0.1
9,400	Panasonic Corp.	139,187	0.0
17,600	Penta-Ocean Construction Co., Ltd.	138,703	0.0
2,900	Persol Holdings Co. Ltd	68,934	0.0
34,900	Pola Orbis Holdings, Inc.	1,522,673	0.4
7,500	Recruit Holdings Co. Ltd.	172,927	0.1
1,500	Relo Holdings, Inc.	33,697	0.0
7,300	Rengo Co., Ltd.	62,755	0.0
246,300	Resona Holdings, Inc.	1,399,497	0.4
77,100	Ricoh Co., Ltd.	753,366	0.2
1,100	Rinnai Corp.	109,504	0.0
1,800	Rohto Pharmaceutical Co., Ltd.	52,393	0.0
300	Ryohin Keikaku Co., Ltd.	102,619	0.0
10,100	Sankyo Co., Ltd.	354,077	0.1
3,900	Sankyu, Inc.	189,546	0.1
7,900	Sanwa Holdings Corp.	101,445	0.0
7,500	SBI Holdings, Inc.	189,115	0.1
3,200	Secom Co., Ltd.	240,076	0.1
4,000	Sega Sammy Holdings, Inc.	65,707	0.0
4,000	Seibu Holdings, Inc.	67,441	0.0
9,300	Seino Holdings Co. Ltd	174,196	0.1
10,300	Sekisui Chemical Co., Ltd.	182,208	0.1
9,700	Sekisui House Ltd.	177,787	0.1
8,200	Seven & I Holdings Co., Ltd.	361,299	0.1
2,800	Shimachu Co., Ltd.	90,391	0.0
5,200	Shimadzu Corp.	141,135	0.0
500	Shimamura Co., Ltd.	58,187	0.0
12,900	Shimizu Corp.	127,630	0.0
3,600	Shin-Etsu Chemical Co., Ltd.	361,259	0.1
1,800	Shionogi & Co., Ltd.	92,505	0.0
2,500	Shiseido Co., Ltd.	162,203	0.1
2,200	Showa Denko KK	73,196	0.0
15,600	Showa Shell Sekiyu KK	220,281	0.1
400	SMC Corp.	151,997	0.0
4,700	SoftBank Group Corp.	359,121	0.1
1,700	Sohgo Security Services Co., Ltd.	83,935	0.0
3,500	Sony Corp.	163,471	0.1
2,700	Sotetsu Holdings, Inc.	77,351	0.0
3,400	Stanley Electric Co., Ltd.	122,874	0.0
1,600	Sugi Holdings Co., Ltd.	93,151	0.0
11,000	Sumitomo Chemical Co., Ltd.	62,938	0.0
109,700	Sumitomo Corp.	1,969,175	0.5
3,700	Sumitomo Electric Industries Ltd.	56,644	0.0
3,000	Sumitomo Forestry Co., Ltd.	49,711	0.0
11,000	Sumitomo Osaka Cement Co., Ltd.	50,358	0.0
1,000	Sumitomo Realty & Development Co., Ltd.	39,723	0.0
3,700	Sumitomo Rubber Industries, Inc.	66,073	0.0
3,100	Sundrug Co., Ltd.	159,474	0.1
5,900	Suzuken Co., Ltd.	253,691	0.1
4,000	Suzuki Motor Corp.	214,992	0.1
800	Sysmex Corp.	70,670	0.0
1,600	Taiheiyo Cement Corp.	60,416	0.0
16,300	Taisei Corp.	879,319	0.2
500	Taisho Pharmaceutical Holdings Co. Ltd.	47,825	0.0
14,000	Takashimaya Co., Ltd.	120,224	0.0
2,300	TDK Corp.	198,234	0.1
3,300	Teijin Ltd.	62,043	0.0
11,100	THK Co., Ltd.	386,871	0.1
7,500	Tobu Railway Co., Ltd.	238,813	0.1
3,500	Toho Co., Ltd.	116,747	0.0
7,400	Tohoku Electric Power Co., Inc.	95,567	0.0
1,600	Tokio Marine Holdings, Inc.	75,516	0.0
500	Tokyo Electron Ltd.	96,027	0.0
12,700	Tokyo Gas Co., Ltd.	340,809	0.1
11,300	Tokyu Corp.	189,685	0.1
29,900	Toray Industries, Inc.	279,104	0.1
4,000	Tosoh Corp.	70,753	0.0
2,200	Toto Ltd.	124,694	0.0
2,400	Toyo Suisan Kaisha Ltd.	94,496	0.0
29,000	Toyota Motor Corp.	1,901,600	0.5
27,900	Trend Micro, Inc.	1,668,110	0.4
1,900	TS Tech Co., Ltd.	76,873	0.0
1,100	Tsuruha Holdings, Inc.	157,894	0.1
4,500	Ube Industries Ltd.	137,089	0.0
3,300	Unicharm Corp.	92,776	0.0
4,700	USS Co., Ltd.	98,702	0.0
4,000	Wacoal Holdings Corp.	121,103	0.0
1,800	Welcia Holdings Co. Ltd.	92,440	0.0
4,000	West Japan Railway Co.	282,725	0.1
600	Yakult Honsha Co., Ltd.	42,745	0.0
25,600	Yamada Denki Co., Ltd.	133,900	0.0
2,600	Yamaha Corp.	125,458	0.0
2,400	Yamaha Motor Co., Ltd.	76,739	0.0
4,000	Azbil Corp.	186,158	0.1
4,900	Yamato Holdings Co., Ltd.	125,980	0.0
3,600	Yokogawa Electric Corp.	79,271	0.0
4,100	Zensho Holdings Co., Ltd.	95,423	0.0
5,700	Zeon Corp.	73,611	0.0
		79,987,790	19.6

	Luxembourg: 0.0%
1,309	RTL Group SA	107,717	0.0

	Macau: 0.2%
9,600	Sands China Ltd.	55,482	0.0
768,000	SJM Holdings Ltd.	769,251	0.2
		824,733	0.2

See Accompanying Notes to Financial Statements

51

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Mexico: 0.1%
8,781		Coca-Cola Femsa SA de CV ADR	576,385	0.1

		Netherlands: 3.6%
5,239		Aalberts Industries NV	257,952	0.1
1,459		Airbus SE	171,262	0.0
4,147		Akzo Nobel NV	375,545	0.1
1,392		ASML Holding NV	265,014	0.1
13,646	(1)	ASR Nederland NV	643,596	0.2
5,317		EXOR NV	393,903	0.1
1,614	(1)	Heineken Holding NV	163,838	0.0
1,033		Heineken NV	108,749	0.0
80,773		ING Groep NV	1,361,065	0.3
15,376		Koninklijke DSM NV	1,589,150	0.4
27,947		Koninklijke KPN NV	86,978	0.0
47,227		Koninklijke Philips NV	1,998,938	0.5
31,028		Koninklijke Ahold Delhaize NV	748,534	0.2
3,433		NN Group NV	164,525	0.0
25,205	(1),(2)	Philips Lighting NV	766,530	0.2
3,729		Randstad NV	240,011	0.1
16,242		Relx NV	345,583	0.1
52,204		Royal Dutch Shell PLC - Class A	1,816,252	0.4
44,387		Royal Dutch Shell PLC - Class B	1,584,576	0.4
22,850		Unilever NV	1,309,956	0.3
7,249		Wolters Kluwer NV	392,241	0.1
			14,784,198	3.6

		New Zealand: 0.4%
67,328		Air New Zealand Ltd.	154,488	0.0
9,580		Auckland International Airport Ltd.	42,868	0.0
38,601		Contact Energy Ltd.	145,674	0.0
24,030		Fisher & Paykel Healthcare Corp.	214,916	0.1
58,538		Kiwi Property Group Ltd.	56,292	0.0
35,050		Mercury NZ Ltd.	78,437	0.0
28,896		Meridian Energy Ltd.	59,690	0.0
26,574		Ryman Healthcare Ltd.	197,790	0.1
16,463		Sky City Entertainment Group Ltd.	46,778	0.0
333,849		Spark New Zealand Ltd.	810,731	0.2
			1,807,664	0.4

		Norway: 1.2%
18,230		Subsea 7 SA	254,704	0.1
3,092		Gjensidige Forsikring ASA	48,941	0.0
19,199		Marine Harvest	417,921	0.1
60,239		Norsk Hydro ASA	376,250	0.1
91,947		Orkla ASA	850,987	0.2
17,639		Statoil ASA	451,077	0.1
90,812		Telenor ASA	2,010,024	0.5
7,993		TGS Nopec Geophysical Co. ASA	252,051	0.1
3,044		Yara International ASA	128,392	0.0
			4,790,347	1.2

		Peru: 0.2%
2,682		Credicorp Ltd.	623,538	0.2

		Poland: 0.1%
166,300		Polskie Gornictwo Naftowe I Gazownictwo SA	291,880	0.1

		Portugal: 0.6%
400,253		EDP - Energias de Portugal SA	1,484,922	0.4
18,023		Galp Energia SGPS SA	345,916	0.1
36,117		Jeronimo Martins SGPS SA	633,383	0.1
21,104		Portucel Empresa Produtora de Pasta e Papel SA	123,137	0.0
			2,587,358	0.6

		Russia: 0.3%
107,182	(1)	Gazprom PJSC ADR	494,591	0.1
12,185		LUKOIL PJSC ADR	812,200	0.2
			1,306,791	0.3

		Singapore: 1.6%
310,600		Ascendas Real Estate Investment Trust	623,092	0.2
9,500	(2)	BOC Aviation Ltd.	55,545	0.0
268,200		CapitaLand Commercial Trust	366,414	0.1
48,800		CapitaLand Ltd.	137,609	0.0
152,100		CapitaLand Mall Trust	240,191	0.1
12,500		City Developments Ltd.	118,786	0.0
65,600		ComfortDelgro Corp., Ltd.	110,719	0.0
8,800		DBS Group Holdings Ltd.	203,034	0.1
229,300		Genting Singapore PLC	200,894	0.1
187,800		Golden Agri-Resources Ltd.	48,694	0.0
205,300		Hutchison Port Holdings Trust	68,776	0.0
31,500		Keppel Corp., Ltd.	193,195	0.1
158,300		Mapletree Industrial Trust	241,606	0.1
26,800		Oversea-Chinese Banking Corp., Ltd.	276,806	0.1
35,300		SembCorp Industries Ltd.	81,311	0.0
50,300		Singapore Airlines Ltd.	410,416	0.1
37,900		SATS Ltd	157,490	0.0
25,300		Singapore Exchange Ltd.	146,715	0.0
33,600		Singapore Telecommunications Ltd.	88,875	0.0
38,200		Singapore Technologies Engineering Ltd.	99,963	0.0
27,100		StarHub Ltd.	46,230	0.0
40,100		Suntec Real Estate Investment Trust	58,943	0.0
32,100		United Overseas Bank Ltd.	726,880	0.2
75,000		United Overseas Land Ltd.	495,347	0.1
57,400		Venture Corp. Ltd.	897,797	0.2
363,600		Yangzijiang Shipbuilding Holdings Ltd.	317,511	0.1
			6,412,839	1.6

		South Korea: 3.7%
9,196		DB Insurance Co. Ltd	539,806	0.1

See Accompanying Notes to Financial Statements

52

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Korea: (continued)
477		E-Mart, Inc.	120,077	0.0
4,118		GS Holdings Corp.	235,720	0.1
2,092		Hankook Tire Co. Ltd.	96,616	0.0
3,057		Hanwha Corp.	113,659	0.0
600		Hyundai Department Store Co. Ltd.	57,854	0.0
13,263		Hyundai Development Co-Engineering & Construction	576,193	0.2
532		Hyundai Mobis Co. Ltd.	123,202	0.0
608		Hyundai Motor Co.	90,682	0.0
307	(1)	Hyundai Heavy Industries Holdings Co., Ltd.	120,628	0.0
2,418		Hyundai Marine & Fire Insurance Co., Ltd.	86,388	0.0
53,276		Industrial Bank Of Korea	835,465	0.2
3,451		KB Financial Group, Inc.	196,069	0.1
2,574		Kia Motors Corp.	79,471	0.0
1,600		Korea Electric Power Corp.	55,971	0.0
346		Korea Zinc Co., Ltd.	140,036	0.0
4,475		KT&G Corp.	409,204	0.1
256		LG Chem Ltd.	85,691	0.0
4,085		LG Corp.	309,009	0.1
7,235		LG Display Co., Ltd.	157,970	0.1
2,519		LG Electronics, Inc.	238,849	0.1
4,437		LG Uplus Corp.	50,796	0.0
258		Lotte Shopping Co. Ltd.	61,509	0.0
633		LS Corp.	45,898	0.0
701		Orion Corp./Republic of Korea	81,375	0.0
5,591		POSCO	1,926,440	0.5
723		S-1 Corp.	66,300	0.0
1,593		Samsung Electronics Co., Ltd.	3,947,454	1.0
549		Samsung Life Insurance Co. Ltd.	59,933	0.0
405		Samsung Fire & Marine Insurance Co. Ltd.	101,124	0.0
1,917		Shinhan Financial Group Co., Ltd.	85,358	0.0
5,603		SK Innovation Co. Ltd.	1,026,729	0.3
963		SK Holdings Co. Ltd.	263,601	0.1
20,631		SK Hynix, Inc.	1,622,505	0.4
783		SK Telecom Co., Ltd.	167,298	0.1
978		S-Oil Corp.	100,302	0.0
60,348		Woori Bank	900,963	0.2
			15,176,145	3.7

		Spain: 2.8%
25,450		Abertis Infraestructuras SA	561,093	0.1
42,971		ACS Actividades de Construccion y Servicios SA	1,811,000	0.4
860	(2)	Aena SME SA	177,270	0.1
32,692		Amadeus IT Group SA	2,385,199	0.6
83,449		Banco Bilbao Vizcaya Argentaria SA	675,273	0.2
181,317		Banco Santander SA	1,171,474	0.3
5,499		Bankinter S.A.	57,471	0.0
2,215		Corporacion Financiera Alba SA	137,845	0.0
7,930		Enagas	230,493	0.1
34,675		Endesa S.A.	808,627	0.2
6,742		Ferrovial SA	144,003	0.0
6,944		Gas Natural SDG S.A.	175,042	0.0
148,698		Iberdrola S.A.	1,148,831	0.3
42,330		Mediaset Espana Comunicacion SA	405,105	0.1
9,895		Merlin Properties Socimi SA	152,678	0.0
11,845		Red Electrica Corp. SA	246,736	0.1
60,635		Repsol SA	1,157,085	0.3
11,257		Telefonica S.A.	114,714	0.0
6,853		Zardoya Otis SA	69,946	0.0
			11,629,885	2.8

		Sweden: 3.6%
9,625		Alfa Laval AB	238,110	0.1
10,859		Assa Abloy AB	227,571	0.1
8,063		Atlas Copco AB - A	315,314	0.1
4,751		Atlas Copco AB - B	168,392	0.0
10,974		Boliden AB	380,245	0.1
50,483		Electrolux AB	1,328,545	0.3
2,889		Essity AB	73,280	0.0
8,049	(1)	Fastighets AB Balder	207,358	0.1
4,057	(1)	ICA Gruppen AB	125,971	0.0
4,481	(1)	Hexagon AB	258,728	0.1
16,149		Husqvarna AB - B Shares	155,319	0.0
18,788		Industrivarden AB	395,574	0.1
19,707		Industrivarden AB	432,388	0.1
21,762		Investor AB	947,387	0.2
26,200		Kinnevik AB	944,179	0.2
1,559		Lundbergforetagen AB	105,520	0.0
3,718		Loomis AB	135,398	0.0
6,001	(1)	Lundin Petroleum AB	165,429	0.0
35,376		Nordea Bank AB	359,797	0.1
23,376		Peab AB	206,956	0.1
991	(1)	Saab AB	40,562	0.0
135,656		Sandvik AB	2,312,993	0.6
15,201		Securitas AB	245,622	0.1
4,842		Skanska AB	94,301	0.0
24,165		SKF AB - B Shares	489,216	0.1
142,463		Svenska Cellulosa AB SCA	1,577,731	0.4
26,258		Swedbank AB	570,410	0.1
12,769		Swedish Match AB	572,820	0.1
13,454		Tele2 AB	174,390	0.1
74,550		Telia Co. AB	367,063	0.1
8,598		Trelleborg AB	200,925	0.1
47,636		Volvo AB - B Shares	807,258	0.2
			14,624,752	3.6

		Switzerland: 4.2%
18,878		ABB Ltd.	440,152	0.1
7,293		Adecco Group AG	482,980	0.1
496		Baloise Holding AG	78,619	0.0
356		Barry Callebaut AG	639,119	0.2
564		Bucher Industries AG	206,697	0.1
3,012		Cie Financiere Richemont SA	286,317	0.1
4,938		Clariant AG	113,995	0.0
15,169		Coca-Cola HBC AG	508,177	0.1
1,897		DKSH Holding AG	152,140	0.0
151		EMS-Chemie Holding AG	93,264	0.0
5,733		Ferguson PLC	438,848	0.1
679		Flughafen Zuerich AG	141,796	0.0
598		Geberit AG - Reg	255,186	0.1
565		Georg Fischer AG	702,327	0.2
217		Givaudan	483,053	0.1
2,684		LafargeHolcim Ltd.-CHF	149,100	0.0

See Accompanying Notes to Financial Statements

53

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Switzerland: (continued)
1,081		Julius Baer Group Ltd.	64,156	0.0
2,683		Kuehne & Nagel International AG	417,732	0.1
1		Chocoladefabriken Lindt & Sprungli AG - REG - LISN	75,847	0.0
13		Chocoladefabriken Lindt & Sprungli AG - PC - LISP	83,565	0.0
2,859		Logitech International SA	105,621	0.0
27,442		Nestle SA	2,125,934	0.5
19,776		Novartis AG	1,522,244	0.4
12,307		OC Oerlikon Corp. AG	198,687	0.1
13,405		Oriflame Holding AG	635,225	0.2
434		Partners Group	316,547	0.1
543		PSP Swiss Property AG	50,736	0.0
5,601		Roche Holding AG	1,244,472	0.3
1,129		Schindler Holding AG - Part Cert	233,123	0.1
538		Schindler Holding AG - Reg	107,654	0.0
132		SGS SA	320,582	0.1
58		Sika AG	420,861	0.1
1,046		Sonova Holding AG - Reg	172,374	0.1
2,034		STMicroelectronics NV	44,413	0.0
51,373		STMicroelectronics NV	1,121,428	0.3
199		Straumann Holding AG	135,087	0.0
608		Swatch Group AG - BR	291,948	0.1
848		Swatch Group AG - Reg	75,560	0.0
2,433		Swiss Life Holding AG	851,109	0.2
689		Swiss Prime Site AG	64,555	0.0
998		Swisscom AG	478,673	0.1
1,392		Temenos Group AG	175,153	0.1
1,441		Zurich Insurance Group AG	460,307	0.1
			16,965,363	4.2

		Taiwan: 0.9%
2,921,000		AU Optronics Corp.	1,204,492	0.3
412,000		CTBC Financial Holding Co. Ltd.	293,823	0.0
419,000		Formosa Chemicals & Fibre Co.	1,539,469	0.4
1,270,000		Innolux Corp.	472,600	0.1
40,000		Taiwan Semiconductor Manufacturing Co., Ltd.	304,694	0.1
			3,815,078	0.9

		United Kingdom: 11.6%
239,632		3i Group PLC	3,093,229	0.8
9,565		Admiral Group PLC	261,762	0.1
20,121		Anglo American PLC	473,435	0.1
10,911		Ashmore Group PLC	61,641	0.0
5,037		Ashtead Group PLC	139,892	0.0
7,190		Associated British Foods PLC	267,261	0.1
9,960		AstraZeneca PLC	697,228	0.2
9,732	(2)	Auto Trader Group PLC	47,289	0.0
6,553		Aviva PLC	47,612	0.0
38,214		B&M European Value Retail SA	212,954	0.1
50,540		BAE Systems PLC	424,045	0.1
29,276		Barratt Developments PLC	224,492	0.1
4,947		Bellway PLC	225,418	0.1
8,687		Berkeley Group Holdings PLC	486,336	0.1
35,464		BHP Billiton PLC	756,184	0.2
245,520		BP PLC	1,823,726	0.4
13,422		British American Tobacco PLC	736,168	0.2
36,472		BT Group PLC	125,185	0.0
4,881		Bunzl PLC	141,533	0.0
18,656		Burberry Group PLC	468,507	0.1
6,827		Carnival PLC	443,726	0.1
216,499		Centamin PLC	467,822	0.1
20,313		CNH Industrial NV	249,942	0.1
36,805	(1)	Cobham PLC	58,129	0.0
39,164		Compass Group PLC	840,182	0.2
8,510		CRH PLC - London	302,031	0.1
4,225		Croda International PLC	258,456	0.1
4,252		Derwent London PLC	186,492	0.0
12,990		Diageo PLC	463,417	0.1
89,315		Direct Line Insurance Group PLC	458,929	0.1
46,194		DS Smith PLC	330,914	0.1
8,923		easyJet PLC	194,519	0.1
73,245		Evraz PLC	460,903	0.1
8,866		Experian PLC	203,141	0.1
65,800		Ferrexpo PLC	213,041	0.1
60,108	(1)	Fiat Chrysler Automobiles NV	1,335,525	0.3
17,485		G4S PLC	62,120	0.0
10,215		Galliford Try PLC	128,694	0.0
20,835		GlaxoSmithKline PLC	417,894	0.1
14,401		Halma PLC	241,636	0.1
4,165		Hargreaves Lansdown PLC	102,112	0.0
26,791		Howden Joinery Group PLC	175,347	0.0
135,181		HSBC Holdings PLC	1,345,868	0.3
7,204		IMI PLC	107,975	0.0
22,077		Inchcape PLC	220,559	0.1
68,909	(1)	Indivior PLC	426,728	0.1
22,310		Informa PLC	226,510	0.1
7,943		InterContinental Hotels Group PLC	501,138	0.1
28,277		International Consolidated Airlines Group SA	244,434	0.1
4,921		Intertek Group PLC	330,907	0.1
46,120		Investec PLC - INVP - GBP	364,848	0.1
33,283		ITV PLC	69,242	0.0
7,464		J D Wetherspoon PLC	119,610	0.0
43,286		J Sainsbury PLC	183,671	0.0
7,889		Johnson Matthey PLC	356,541	0.1
34,960		Jupiter Fund Management PLC	218,630	0.1
159,409		Kingfisher PLC	664,809	0.2
540,416		Legal & General Group PLC	2,001,574	0.5
2,426,968		Lloyds Banking Group Plc	2,152,606	0.5
233,642		Marks & Spencer Group PLC	923,837	0.2
32,704		Meggitt PLC	211,870	0.1
3,856		Mondi PLC	107,341	0.0
21,320		National Grid PLC	246,673	0.1
13,104		Next PLC	946,590	0.2
21,057		Old Mutual PLC	72,543	0.0

See Accompanying Notes to Financial Statements

54

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: (continued)
19,138	Paragon Group of Cos PLC	137,206	0.0
157,894	Pearson PLC	1,810,210	0.4
45,453	Persimmon PLC	1,697,928	0.4
1,847	Prudential PLC	47,494	0.0
1,014	Reckitt Benckiser Group PLC	79,547	0.0
17,132	Relx PLC	366,165	0.1
165,035	Rentokil Initial PLC	696,275	0.2
1,248	Rightmove PLC	78,268	0.0
64,256	Rio Tinto PLC	3,502,356	0.9
121,451	Royal Mail PLC	968,573	0.2
13,674	Sage Group PLC/The	118,933	0.0
963	Schroders PLC	43,567	0.0
16,236	SSE PLC	308,139	0.1
187,613	Segro PLC	1,664,844	0.4
1,937	Severn Trent PLC	51,578	0.0
6,939	Sky PLC	131,658	0.0
26,811	Smith & Nephew PLC	513,462	0.1
15,330	Smiths Group PLC	335,902	0.1
2,383	Spirax-Sarco Engineering PLC	188,901	0.1
17,376	SSP Group Plc	155,490	0.0
265,810	Taylor Wimpey PLC	700,026	0.2
94,862	Tesco PLC	307,254	0.1
9,677	Travis Perkins PLC	168,514	0.0
16,477	Unilever PLC	924,235	0.2
137,626	Vodafone Group PLC	401,625	0.1
5,657	Whitbread PLC	332,844	0.1
15,782	William Hill PLC	63,478	0.0
341,112	WM Morrison Supermarkets PLC	1,137,672	0.3
8,378	WPP PLC	143,769	0.0
		47,429,286	11.6

	Total Common Stock
	(Cost $353,372,459)	397,347,965	97.2

EXCHANGE-TRADED FUNDS: 0.3%
15,936	iShares MSCI EAFE Index Fund	1,127,313	0.3

	Total Exchange-Traded Funds
	(Cost $1,128,330)	1,127,313	0.3

PREFERRED STOCK: 0.1%
	Germany: 0.1%
1,977	Fuchs Petrolub AG	106,155	0.0
594	Henkel AG & Co. KGaA	75,488	0.0
1,423	Porsche AG	120,911	0.1
		302,554	0.1

	South Korea: 0.0%
3,305	Hanwha Corp.	52,563	0.0
98	Samsung Electronics Co., Ltd.	193,452	0.0
		246,015	0.0

	Total Preferred Stock
	(Cost $457,741)	548,569	0.1

	Total Long-Term Investments
	(Cost $354,958,530)	399,023,847	97.6

SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
4,806,071	(3) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.590%
	(Cost $4,806,071)	4,806,071	1.2

	Total Short-Term Investments
	(Cost $4,806,071)	4,806,071	1.2

	Total Investments in Securities (Cost $359,764,601)	$403,829,918	98.8
	Assets in Excess of Other Liabilities	4,963,306	1.2
	Net Assets	$408,793,224	100.0

ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Rate shown is the 7-day yield as of April 30, 2018.

See Accompanying Notes to Financial Statements

55

Voya Global Real Estate Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.9%
		Australia: 5.3%
1,969,503		Dexus	14,006,177	0.9
2,391,540		Goodman Group	16,270,889	1.1
3,403,140		GPT Group	12,340,128	0.8
6,448,027		Mirvac Group	10,820,917	0.7
9,435,032		Scentre Group	28,517,416	1.8
			81,955,527	5.3

		Canada: 1.4%
603,900		Chartwell Retirement Residences	6,965,816	0.4
417,372		H&R Real Estate Investment Trust	6,702,917	0.4
387,700		SmartCentres Real Estate Investment Trust	8,696,413	0.6
			22,365,146	1.4

		France: 6.2%
140,654		Gecina S.A.	24,382,397	1.6
544,586		Klepierre SA	22,289,205	1.4
204,074		Unibail-Rodamco SE	48,991,945	3.2
			95,663,547	6.2

		Germany: 4.4%
230,502	(1),(2)	ADO Properties SA	12,670,715	0.8
9,432		Aroundtown SA	75,488	0.0
1,452,393		Aroundtown SA	11,624,090	0.8
880,140	(1)	Vonovia SE	44,099,233	2.8
			68,469,526	4.4

		Hong Kong: 8.9%
6,890,300		CK Asset Holdings Ltd.	59,483,730	3.8
1,352,000		Hysan Development Co., Ltd.	7,868,874	0.5
4,894,987		Link REIT	43,262,528	2.8
1,685,585		Sun Hung Kai Properties Ltd.	27,145,409	1.8
			137,760,541	8.9

		Ireland: 0.2%
1,977,266	(1)	Hibernia REIT plc	3,465,252	0.2

		Japan: 12.1%
6,800		AEON REIT Investment Corp.	7,059,969	0.5
895		DA Office Investment Corp.	5,296,316	0.3
3,084		Hulic Reit, Inc.	4,759,935	0.3
12,693		Japan Hotel REIT Investment Corp.	9,603,685	0.6
7,427		Japan Retail Fund Investment Corp.	13,924,120	0.9
1,413		Kenedix Office Investment Corp.	8,667,818	0.6
263,623		Mitsubishi Estate Co., Ltd.	4,817,065	0.3
2,059,281		Mitsui Fudosan Co., Ltd.	52,749,404	3.4
5,066		Mori Hills REIT Investment Corp.	6,514,064	0.4
7,027		Nippon Prologis REIT, Inc.	14,809,858	1.0
2,204		Nippon Building Fund, Inc.	12,384,483	0.8
408,400		Nomura Real Estate Holdings, Inc.	10,106,441	0.7
10,407		Orix JREIT, Inc.	15,863,575	1.0
1,036,800		Hulic Co. Ltd.	11,156,419	0.7
655,200		Tokyo Tatemono Co., Ltd.	9,978,151	0.6
			187,691,303	12.1

		Singapore: 2.7%
5,977,100		CapitaLand Ltd.	16,854,521	1.1
1,616,498		City Developments Ltd.	15,361,424	1.0
3,680,195		Fortune Real Estate Investment Trust	4,350,608	0.3
5,297,600		Mapletree Greater China Commercial Trust	4,739,334	0.3
			41,305,887	2.7

		Spain: 1.0%
251,932		Hispania Activos Inmobiliarios SOCIMI SA	5,341,298	0.3
945,834		Inmobiliaria Colonial Socimi SA	10,990,493	0.7
			16,331,791	1.0

		Sweden: 0.7%
406,135		Castellum AB	6,565,043	0.4
222,262		Wihlborgs Fastigheter AB	5,150,841	0.3
			11,715,884	0.7

		United Kingdom: 6.4%
312,215		Derwent London PLC	13,693,718	0.9
847,935		Hammerson PLC	6,392,111	0.4
2,147,388		Land Securities Group PLC	29,151,387	1.9
649,104		Safestore Holdings PLC	4,882,279	0.3
3,264,905		Segro PLC	28,972,172	1.9
485,193		Shaftesbury PLC	6,750,891	0.4
774,468		Unite Group PLC	8,891,314	0.6
			98,733,872	6.4

		United States: 50.6%
327,212		Alexandria Real Estate Equities, Inc.	40,760,799	2.6
171,658		AvalonBay Communities, Inc.	27,980,254	1.8
65,347		Boston Properties, Inc.	7,933,779	0.5
530,260		Brandywine Realty Trust	8,542,489	0.6
953,420		Brixmor Property Group, Inc.	14,196,424	0.9
398,176		Columbia Property Trust, Inc.	8,505,039	0.5
110,675		Crown Castle International Corp.	11,163,787	0.7
623,892		CubeSmart	18,367,381	1.2
228,172		CyrusOne, Inc.	12,227,737	0.8
248,475		DCT Industrial Trust, Inc.	16,292,506	1.0
261,317		Douglas Emmett, Inc.	9,739,285	0.6
59,418		Equinix, Inc.	25,002,500	1.6
568,364		Equity Residential	35,073,742	2.3
135,855		Essex Property Trust, Inc.	32,563,085	2.1

See Accompanying Notes to Financial Statements

56

Voya Global Real Estate Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
392,696	Extra Space Storage, Inc.	35,181,635	2.3
114,328	Forest City Realty Trust, Inc.	2,293,420	0.1
661,141	Gaming and Leisure Properties, Inc.	22,657,302	1.5
476,257	GGP, Inc.	9,520,377	0.6
681,867	Healthcare Trust of America, Inc.	17,039,856	1.1
187,376	Hilton Worldwide Holdings, Inc.	14,772,724	1.0
829,612	Host Hotels & Resorts, Inc.	16,227,211	1.0
125,730	Hudson Pacific Properties, Inc.	4,132,745	0.3
954,309	Invitation Homes, Inc.	22,082,710	1.4
278,089	Iron Mountain, Inc.	9,438,341	0.6
203,743	Kilroy Realty Corp.	14,602,261	0.9
476,677	Macerich Co.	27,466,129	1.8
100,985	Marriott International, Inc.	13,802,630	0.9
254,792	MGM Growth Properties LLC	7,126,532	0.5
294,421	Mid-America Apartment Communities, Inc.	26,927,745	1.7
667,071	Paramount Group, Inc.	9,572,469	0.6
323,702	Park Hotels & Resorts, Inc.	9,316,144	0.6
398,046	Physicians Realty Trust	5,946,807	0.4
881,634	ProLogis, Inc.	57,226,863	3.7
480,231	Regency Centers Corp.	28,261,594	1.8
348,115	Retail Opportunity Investments Corp.	5,987,578	0.4
412,586	Simon Property Group, Inc.	64,503,695	4.2
296,065	SL Green Realty Corp.	28,937,393	1.9
562,115	STORE Capital Corp.	14,182,161	0.9
136,164	Sun Communities, Inc.	12,778,991	0.8
375,387	Taubman Centers, Inc.	21,014,164	1.4
889,106	VICI Properties, Inc.	16,163,947	1.0
		785,512,231	50.6

	Total Common Stock
	(Cost $1,208,220,807)	1,550,970,507	99.9

SHORT-TERM INVESTMENTS: 0.1%
	Mutual Funds: 0.1%
1,739,413	(3) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.590%
	(Cost $1,739,413)	1,739,413	0.1

	Total Short-Term Investments
	(Cost $1,739,413)	1,739,413	0.1

	Total Investments in Securities (Cost $1,209,960,220)	$1,552,709,920	100.0
	Liabilities in Excess of Other Assets	(82,906)	–
	Net Assets	$1,552,627,014	100.0

(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Rate shown is the 7-day yield as of April 30, 2018.

See Accompanying Notes to Financial Statements

57

Voya International Real Estate Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.7%
		Australia: 10.5%
464,830		Aventus Retail Property Fund Ltd.	751,420	0.6
1,008,059		Gateway Lifestyle	1,503,772	1.2
317,284		Goodman Group	2,158,648	1.7
790,843		GPT Group	2,867,676	2.2
1,197,200		Mirvac Group	2,009,111	1.6
1,149,748		Scentre Group	3,475,117	2.7
93,449		Westfield Corp.	645,747	0.5
			13,411,491	10.5

		Belgium: 0.5%
5,330		Warehouses De Pauw SCA	655,576	0.5

		Canada: 3.7%
155,300		Chartwell Retirement Residences	1,791,342	1.4
32,100		First Capital Realty, Inc.	501,769	0.4
107,313		SmartCentres Real Estate Investment Trust	2,407,114	1.9
			4,700,225	3.7

		France: 10.1%
16,201		Gecina S.A.	2,808,446	2.2
70,720		Klepierre SA	2,894,479	2.3
29,621		Unibail-Rodamco SE	7,111,099	5.6
			12,814,024	10.1

		Germany: 5.9%
35,611	(1),(2)	ADO Properties SA	1,957,540	1.5
356,482		Aroundtown SA	2,853,070	2.3
53,072	(1)	Vonovia SE	2,659,161	2.1
			7,469,771	5.9

		Hong Kong: 14.8%
890,221		CK Asset Holdings Ltd.	7,685,248	6.0
88,000		Hongkong Land Holdings Ltd. - HKHGF	635,997	0.5
121,000		Hysan Development Co., Ltd.	704,241	0.6
352,500		Link REIT	3,115,441	2.5
367,754		Sun Hung Kai Properties Ltd.	5,922,474	4.7
91,613		Wharf Real Estate Investment Co. Ltd.	686,891	0.5
			18,750,292	14.8

		Ireland: 0.8%
585,644	(1)	Hibernia REIT plc	1,026,369	0.8

		Japan: 23.3%
1,145		AEON REIT Investment Corp.	1,188,774	0.9
109		DA Office Investment Corp.	645,026	0.5
558		Fukuoka REIT Corp.	864,917	0.7
864		Hulic Reit, Inc.	1,333,523	1.0
3,470		Japan Hotel REIT Investment Corp.	2,625,446	2.1
399		Japan Retail Fund Investment Corp.	748,044	0.6
322		Kenedix Office Investment Corp.	1,975,257	1.6
293		Kenedix Retail REIT Corp.	620,181	0.5
267,656		Mitsui Fudosan Co., Ltd.	6,856,128	5.4
990		Mori Hills REIT Investment Corp.	1,272,981	1.0
294		Nippon Prologis REIT, Inc.	619,624	0.5
58		Nippon Building Fund, Inc.	325,908	0.3
106,900		Nomura Real Estate Holdings, Inc.	2,645,393	2.1
2,281		Orix JREIT, Inc.	3,476,969	2.7
151,900		Hulic Co. Ltd.	1,634,510	1.3
178,800		Tokyo Tatemono Co., Ltd.	2,722,975	2.1
			29,555,656	23.3

		Norway: 0.4%
35,110	(2)	Entra ASA	481,514	0.4

		Singapore: 8.1%
780,500		CapitaLand Ltd.	2,200,892	1.7
251,100		City Developments Ltd.	2,386,179	1.9
1,178,000		Fortune Real Estate Investment Trust	1,392,594	1.1
2,878,100		Mapletree Greater China Commercial Trust	2,574,803	2.0
1,182,900		Mapletree Industrial Trust	1,805,405	1.4
			10,359,873	8.1

		Spain: 4.3%
80,919		Hispania Activos Inmobiliarios SOCIMI SA	1,715,592	1.3
239,032		Inmobiliaria Colonial Socimi SA	2,777,527	2.2
84,542		Lar Espana Real Estate Socimi SA	958,617	0.8
			5,451,736	4.3

		Sweden: 4.8%
175,650		Castellum AB	2,839,326	2.2
119,336		Fabege AB	1,374,027	1.1
19,832	(1)	Fastighets AB Balder	510,912	0.4
61,337		Wihlborgs Fastigheter AB	1,421,463	1.1
			6,145,728	4.8

		United Kingdom: 11.5%
32,103		Derwent London PLC	1,408,034	1.1
267,217		Grainger PLC	1,150,821	0.9
141,622		Hammerson PLC	1,067,610	0.8
180,855		Land Securities Group PLC	2,455,157	1.9
50,138		Safestore Holdings PLC	377,116	0.3
475,325		Segro PLC	4,217,948	3.3
82,004		Shaftesbury PLC	1,140,989	0.9
181,968		Tritax Big Box REIT Plc	375,000	0.3
204,533		Unite Group PLC	2,348,150	1.9

See Accompanying Notes to Financial Statements

58

Voya International Real Estate Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2018 (unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: (continued)
6,833	Workspace Group PLC	104,363	0.1
		14,645,188	11.5

	Total Common Stock
	(Cost $94,373,295)	125,467,443	98.7

SHORT-TERM INVESTMENTS: 1.1%
	Mutual Funds: 1.1%
1,338,346	(3) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.590%
	(Cost $1,338,346)	1,338,346	1.1

	Total Short-Term Investments
	(Cost $1,338,346)	1,338,346	1.1

	Total Investments in Securities (Cost $95,711,641)	$126,805,789	99.8
	Assets in Excess of Other Liabilities	263,649	0.2
	Net Assets	$127,069,438	100.0

(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Rate shown is the 7-day yield as of April 30, 2018.

See Accompanying Notes to Financial Statements

59

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Mutual Funds

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: July 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: July 9, 2018

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: July 9, 2018